Free Writing Prospectus

Filed Pursuant to Rule 433

Registration No.: 333-131607

HSI Asset Securitization Corporation (the "Depositor") has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the "SEC"). The Depositor has or will file with the SEC a registration statement (including a prospectus, any free writing prospectus and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov.  Alternatively, you may obtain a copy of the Offering Documentation from HSBC Securities (USA) Inc., 452 Fifth Avenue, New York, New York 10018, Attn: HASCO 2006-WMC1 or by calling (212) 525-8119.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

HASCO 2006-WMC1

New Issue Term Sheet and
Computational Materials

$841,658,540 (Approximate)

HASCO 2006-WMC1

HSI Asset Securitization Corporation

Depositor

Wells Fargo Bank, N.A.

Master Servicer, Servicer, Securities Administrator and Custodian

Lead Underwriter

July 26, 2006

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission (“Commission”), because they contain important information.  This document does not contain all information that is required to be included in the base prospectus and prospectus supplement.  Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, HSBC Securities (USA) Inc. (“HSBC”) will arrange to send you the prospectus if you request it by calling toll-free 866-811-8049.

The information contained herein is being delivered to you solely to provide you with information about the offering of the securities referred to herein and to solicit an indication of your interest in purchasing such securities, when, as and if issued.  Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities until the offering has been priced and we have advised you of and confirmed the allocation of securities to be made to you.  You may withdraw your indication of interest at any time prior to notice of allocation.

The information contained in this communication, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar communication relating to these securities. This communication is not required to contain, and does not contain, all information that is required to be included in the base prospectus and prospectus supplement.  Additionally, the information contained herein is preliminary and subject to change.

This communication highlights selected information from the transaction documentation and does not contain a complete description of the transaction or the structural characteristics of the securities.   This communication may contain general, summary discussions of tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussions are necessarily generic and may not be applicable to or complete for your specific facts and circumstances. HSBC is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, you should determine, in consultation with your own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

Any statistical analyses contained herein, including the composition of the assets and issuer liability structure (the “Computational Materials”), are for illustrative purposes only and are not intended to represent the actual structure or predict or project actual returns. The final asset pool and transaction structure will be determined at or around the time of pricing of the securities based upon market conditions and other applicable factors. The Computational Materials are based upon proprietary modeling techniques and assumptions and alternative modeling techniques and/or assumptions may be more appropriate or produce significantly different results.  The realization of the assumptions underlying the Computational Materials is subject to significant uncertainties and contingencies and actual economic variables that impact returns will differ, and may differ materially, from those inputs utilized in the model.  As a result of the foregoing, HSBC makes no representation as to appropriateness of any modeling techniques employed by it, the appropriateness of the assumptions underlying the Computational Materials, the materiality of any assumption to the actual return, the reasonableness of any assumption or the particular factors that may affect whether such assumptions are realized.

Any collateral pool information contained herein, including without limitation any collateral tables which follow, is based only on a sample pool of mortgage loans expected to comprise the final pool, along with other mortgage loans, on the closing date.  In addition, certain mortgage loans contained in this sample pool may be deleted from the pool of mortgage loans delivered to the issuer on the closing date.  This sample pool may not necessarily represent a statistically relevant population.  Although HSBC believes the information with respect to the sample pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool however it is not expected that these collateral characteristics will vary in any material respect.

The securities may not be suitable investments for you.  You should not purchase the securities unless you have carefully considered and are able to bear the associated risks of investing in the securities.  You must be willing to assume, among other risks, market price volatility, prepayments, yield curve and interest rate risk.

This communication is not an offer to sell or the solicitation of an offer to buy these securities where such offer, solicitation or sale is not permitted.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction.

Contact Information

HSBC Securities
Principal Finance
Jon Voigtman Managing Director Head of Principal Finance	Tel: (212) 525-2348 jon.voigtman@us.hsbc.com
Andrea Lenox Vice President	Tel: (212) 525-4600 andrea.lenox@us.hsbc.com
Kristine Lock Assistant Vice President	Tel: (212) 525-3307 kristine.lock@us.hsbc.com
Jay Kilpatrick Senior Vice President Head of Contract Finance	Tel: (212) 525-4140 jay.kilpatrick@us.hsbc.com
Syndicate and ABS / MBS Trading
Caroline Morrill Managing Director	Tel: (212) 525-3785 caroline.morrill@us.hsbc.com
Michael Banchik Senior Vice President	Tel: (212) 525-3399 michael.banchik@us.hsbc.com
George Smith Managing Director ABS/MBS Trading	Tel: (212) 525-3786 george.smith@us.hsbc.com
Whole Loan Trading
Mark Wirth Managing Director	Tel: (212) 525-4029 mark.wirth@us.hsbc.com
Martin Priest Vice President	Tel: (212) 525-4198 martin.priest@us.hsbc.com
Christopher Amato Assistant Vice President	Tel: (212) 525-3307 christopher.v.amato@us.hsbc.com
Rating Agencies
Chris Deasy – S&P	Tel: (212) 438-2405 Chris_Deasy@standardandpoors.com
Stephanie Poage – Moody’s	Tel: Stephanie.Poage@moodys.com
Wen Hsu – Fitch	Tel: (212) 908-0633 Wen.Hsu@fitchratings.com

Mortgage Pass-Through Certificates, Series 2006-WMC1

$841,658,540 (Approximate, Subject to +/- 10% Variance)

HSI Asset Securitization Corporation Trust 2006-WMC1

Issuer

HSI Asset Securitization Corporation

Depositor

First and Second Lien Residential Mortgage Loans

Transaction Highlights

Classes	Principal Balance or Notional Amount ($) (1)	Avg Life to Call / Mty (3)(4)(5)	Principal Window to Call / Mty (Months) (3)(4)(5)	Description	Expected Ratings (Fitch / Moody’s / S&P)	Initial Credit Enhancement (6)	Coupon
A-IO	210,415,000(2)	1.03 / 1.03	N/A	NAS IO	AAA / Aaa / AAA		1.50%
A-1	370,019,000	1.00 / 1.00	1 - 22 / 1 - 22	Senior Floater	AAA / Aaa / AAA	18.95%	1 Mo. LIBOR + ()
A-2	90,908,000	2.00 / 2.00	22 - 27 / 22 - 27	Senior Floater	AAA / Aaa / AAA	18.95%	1 Mo. LIBOR + ()
A-3	167,427,000	3.47 / 3.48	27 - 71 / 27 - 75	Senior Floater	AAA / Aaa / AAA	18.95%	1 Mo. LIBOR + ()
A-4	45,810,000	5.89 / 8.49	71- 71 / 75 - 161	Senior Floater	AAA / Aaa / AAA	18.95%	1 Mo. LIBOR + ()
M-1	28,195,000	3.60 / 3.60	41 - 46 / 41 - 46	Mezzanine Floater	AA+ / Aa1 / AA+	15.60%	1 Mo. LIBOR + ()
M-2	26,091,000	4.35 / 4.35	46 - 67 / 46 - 67	Mezzanine Floater	AA+ / Aa2 / AA	12.50%	1 Mo. LIBOR + ()
M-3	15,992,000	5.87 / 7.68	67 - 71 / 67 - 132	Mezzanine Floater	AA / Aa3 / AA	10.60%	1 Mo. LIBOR + ()
M-4	13,887,000	4.25 / 4.62	40 - 71 / 40 - 114	Mezzanine Floater	AA- / A1 / AA-	8.95%	1 Mo. LIBOR + ()
M-5	13,046,000	4.22 / 4.57	39 - 71 / 39 - 109	Mezzanine Floater	A+ / A2 / A+	7.40%	1 Mo. LIBOR + ()
M-6	12,625,000	4.19 / 4.50	39 - 71 / 39 - 103	Mezzanine Floater	A / A3 / A	5.90%	1 Mo. LIBOR + ()
M-7	11,362,000	4.17 / 4.43	38 - 71 / 38 - 97	Mezzanine Floater	A- / Baa1 / BBB+	4.55%	1 Mo. LIBOR + ()
M-8	10,521,000	4.16 / 4.34	38 - 71 / 38 - 89	Mezzanine Floater	BBB+ / Baa2 / BBB	3.30%	1 Mo. LIBOR + ()
M-9	6,312,000	4.15 / 4.22	37 - 71 / 37 - 79	Mezzanine Floater	BBB / Baa3 / BBB-	2.55%	1 Mo. LIBOR + ()
A-5	8,000,000	Not Offered Hereby				18.95%	N/A
M-10	8,417,000	Privately Placed Certificates - Not Offered Hereby				1.55%	1 Mo. LIBOR + ()
X		Not Offered Hereby
P		Not Offered Hereby
R		Not Offered Hereby

Notes:

(1)

Certificate balances subject to a variance of plus or minus 10%.

(2)

The Class A-IO is based upon a notional amount.

(3)

Certificates are priced to the 10% optional redemption, as described herein.

(4)

Based on the pricing prepayment speed, as described herein.

(5)

Margins on the Class A Certificates (other than the Class A-IO and Class A-5 Certificates) and on the Class M Certificates are equal to 2.0x and 1.5x, respectively, of the original margins for each distribution date following the optional redemption date, as described herein.

(6)

Includes initial overcollateralization of 1.55%.

Issuer:

HSI Asset Securitization Corporation Trust 2006-WMC1.

Depositor:

HSI Asset Securitization Corporation.

Seller:

HSBC Bank USA, National Association.

Lead Underwriter:

HSBC Securities (USA) Inc.

Co-Managers:

Blaylock & Company, Inc. and H&R Block Financial Advisors Inc.

Originator:

WMC Mortgage Corp.

Master Servicer, Servicer,

 Securities Administrator

and Custodian:

Wells Fargo Bank, N.A.

Trustee:

Deutsche Bank National Trust Company.

Credit Risk Manager:

Clayton Fixed Income Services Inc.

Derivative Provider:

[TBD]

Sample Pool Calculation Date:

June 1, 2006.

Cut-off Date:

July 1, 2006.

Expected Pricing Date:

The week of July 23, 2006.

Closing Date:

On or about August 4, 2006.

Distribution Date:

The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing in August 2006.  The first Distribution Date will be August 25, 2006.

Final Scheduled Distribution

Date:

July 25, 2036.

Certificates:

Approximately $682,164,000 senior certificates (the Class A-IO, Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, collectively the “Class A Certificates”), excluding the Class A-IO Certificates which do not have a principal balance, and approximately $146,448,000 mezzanine certificates (the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, collectively the “Class M Certificates”).  The Class A-IO Certificates are the “Interest Only Certificates” and the Class A-5 Certificates are the “Principal Only Certificates.”  The Class A Certificates, together with the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, are referred to herein as the “Offered Certificates”.  The Class M-10 Certificates, the “Non-Offered Certificates,” are not being offered hereby but will be privately placed to Regulation 144A qualified institutional buyers pursuant to a confidential private placement memorandum.  Notwithstanding the foregoing definition of Offered Certificates, the Class A-5 Certificates are not being offered hereby, but will be offered pursuant to the Prospectus.

Mortgage Loans:

The aggregate principal balance of the Mortgage Loans as of the Sample Pool Calculation Date is approximately $847,113,624.  The Mortgage Loans consist of fixed-rate and adjustable-rate mortgage loans secured by first and second liens on one- to four-family residential properties.

The collateral tables included in these Computational Materials represent a sample pool of Mortgage Loans (the “Sample Pool”) having the characteristics described therein as of the Sample Pool Calculation Date, and do not include additional Mortgage Loans expected to be included in the trust on the Closing Date.  It is expected that (a) additional Mortgage Loans will be delivered to the trust on the Closing Date and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the trust on the Closing Date.  However, it is not expected that the final mortgage pool will vary from the Sample Pool in any material respect.

The Mortgage Loans consist of 10-, 15-, 20- and 30-year fixed-rate fully amortizing mortgage loans; 15/30 and 30/40 year fixed-rate balloon mortgage loans; 30-year adjustable-rate fully amortizing mortgage loans that either adjust semi-annually from their originations based on six-month LIBOR or have an initial fixed rate period of two, three, five or ten years after origination and thereafter adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR; 20- and 30-year adjustable-rate interest-only mortgage loans that have an initial fixed rate period of two, three, five or ten years after origination and thereafter adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR; and 30/40 year adjustable-rate balloon mortgage loans that have an initial fixed rate period of two, three, five or ten years after origination and thereafter adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR.

As of the Cut-off Date, the Mortgage Loans are expected to have a balance of $841,658,540.

Record Date:

The business day immediately preceding each Distribution Date for all Certificates (excluding the Class A-IO Certificates).  For the Class A-IO Certificates, the record date is the last business day of the month immediately preceding the month in which each Distribution Date occurs.

Delay Days:

0 (zero) days on all Certificates (excluding the Class A-IO and Class A-5 Certificates), and 24 days for the Class A-IO Certificates.

Due Period:

The Due Period with respect to any Distribution Date commences on the second day of the month immediately preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period:

Interest with respect to the Offered Certificates (excluding the Class A-IO and Class A-5 Certificates) and Non-Offered Certificates will initially accrue from the Closing Date to, but excluding, the first Distribution Date.  Thereafter, interest will accrue from the prior Distribution Date to, but excluding, the then current Distribution Date.  With respect to the Offered Certificates (excluding the Class A-IO and Class A-5 Certificates) and Non-Offered Certificates, interest will accrue during the related Interest Accrual Period on the basis of a 360-day year and the actual number of days elapsed.  The Offered Certificates (excluding the Class A-IO and Class A-5 Certificates) and Non-Offered Certificates will settle flat (no accrued interest).

The interest accrual period with respect to each Distribution Date for the Class A-IO Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).  The price to be paid for the Class A-IO Certificates by investors will include accrued interest from the Cut-off Date up to, but not including, the Closing Date.

The Class A-IO Certificates will initially have a class notional balance equal to approximately $210,415,000.  Such balance will decline on each Distribution Date according to the schedule below titled “Notional Schedule for the Class A-IO Certificates” until such balance is reduced to zero after the Distribution Date in October 2007.  No interest will accrue on the Class A-IO Certificates after the Distribution Date in October 2007.

Prepayment Period:

The Prepayment Period applicable to full prepayments on the mortgage loans with respect to any Distribution Date is the 14th day of the calendar month immediately preceding the month in which the Distribution Date occurs through the 13th day of the calendar month of the related Distribution Date.  The Prepayment Period applicable to partial prepayments is the calendar month immediately preceding the month in which the Distribution Date occurs.

Fixed Pricing Prepayment Speed:

The Fixed Pricing Prepayment Speed for the fixed-rate Mortgage Loans assumes 4% CPR in month 1, building linearly to 27% CPR in month 12, and remaining at 27% CPR thereafter.  The Fixed Pricing Prepayment Speed is capped at 85% CPR.

ARM 1 Pricing Prepayment Speed:

The ARM 1 Pricing Prepayment Speed for the Mortgage Loans that do not have an initial fixed-rate period and the 2/28 Mortgage Loans assumes 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR from month 23 to 27, and 35% CPR in month 28 and thereafter.  The ARM 1 Pricing Prepayment Speed is capped at 85% CPR.

ARM 2 Pricing Prepayment Speed:

The ARM 2 Pricing Prepayment Speed for the 3/27, 5/25, 10/10 and 10/20 Mortgage Loans assumes 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 30, 50% CPR from month 31 to 37, and 35% CPR in month 38 and thereafter.  The ARM 2 Pricing Prepayment Speed is capped at 85% CPR.

Second Lien Pricing Prepayment

Speed:

The Second Lien Pricing Prepayment Speed for the Mortgage Loans that are second liens assumes 30% CPR.

Tax Treatment:

REMIC.

ERISA Eligible:

The Offered Certificates generally may be purchased by employee benefit plans subject to ERISA provided that during the period the interest rate cap agreement or swap agreement is in effect relief is available under one of the class exemptions described in the prospectus supplement.

Legal investment:

None of the Certificates will constitute “mortgage related securities” for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”).

Form of Registration:

Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:

$25,000 ($100,000 with respect to initial European investors) and integral multiples of $1 in excess thereof.

Optional Redemption:

Upon the instruction of the Depositor, the Master Servicer may purchase all of the Mortgage Loans (and properties acquired on behalf of the Issuer) on any Distribution Date on or after the Distribution Date on which the aggregate principal balance of the Mortgage Loans remaining in the trust, as of the last day of the related Due Period, is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.  If not previously directed by the Depositor, the Master Servicer may exercise the purchase option on its own volition on any Distribution Date after the date on which aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period is less than or equal to 5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Servicing Fee:

The Servicing Fee is calculated at the “Servicing Fee Rate” of 0.500% per annum and will be paid monthly on the stated principal balance of the Mortgage Loans.

Credit Risk Manager Fee:

The Credit Risk Manager Fee is calculated at the “Credit Risk Manager Fee Rate” of 0.014% per annum and will be paid monthly on the stated principal balance of the Mortgage Loans.

Expense Adjusted Mortgage Rate:

The applicable mortgage rate on each Mortgage Loan as of the first day of the related Due Period minus the Servicing Fee Rate.

Principal & Interest Advances:

The Servicer is required to advance delinquent payments of principal and interest on the Mortgage Loans to the extent such amounts are deemed recoverable.  The Master Servicer will be required to make such advances to the extent that the Servicer fails in its obligation to advance.  The Servicer (or the Master Servicer, as applicable) is entitled to be reimbursed for such advances, and therefore these advances are not a form of credit enhancement.

Servicing Advances:

The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (i) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of such loan, (ii) the costs of any judicial proceedings, including foreclosures and (iii) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems the costs to be recoverable.  The Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest:

The Servicer is required to pay Compensating Interest up to the amount of its Servicing Fee for the related Due Period to cover shortfalls due to partial and/or full prepayments on the Mortgage Loans (“Prepayment Interest Shortfalls”).

Credit Enhancement:

1. Excess spread;

2. Net Derivative Payments Received;

3. Overcollateralization; and

4. Subordination

Overcollateralization Amount:

The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans over (ii) the aggregate class certificate balance of the Offered Certificates (excluding the Class A-IO Certificates) and Non-Offered Certificates after taking into account the payments of principal to be made on such Distribution Date.  The initial Overcollateralization Amount will be equal to approximately 1.55% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Overcollateralization Target

Amount:

With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to 1.55% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 3.10% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) 0.50% of the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date, or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Stepdown Date:

The earlier of (i) the first Distribution Date following the Distribution Date on which the aggregate principal balance of the Class A Certificates (other than the Class A-IO Certificates) has been reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in August 2009 and (y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates (other than the Class A-IO Certificates) (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans, but prior to any payment of the Principal Payment Amount to the holders of the Certificates then entitled to payments of principal on such Distribution Date) is greater than or equal to approximately 37.90%.

Credit Enhancement Percentage:

The Credit Enhancement Percentage for any class of Offered Certificates (excluding the Class A-IO Certificates) and Non-Offered Certificates for any Distribution Date is the percentage obtained by dividing (x) the sum of (i) the aggregate class certificate balance of the class or classes subordinate thereto, and (ii) the Overcollateralization Amount, in each case, calculated after taking into account payment of the Principal Payment Amount on such Distribution Date by (y) the aggregate principal balance of the Mortgage Loans.

		Target Credit Enhancement Percentage
Class	Initial Credit Enhancement	On and After Stepdown Date
A	18.95%	37.90%
M-1	15.60%	21.20%
M-2	12.50%	21.20%
M-3	10.60%	21.20%
M-4	8.95%	17.90%
M-5	7.40%	14.80%
M-6	5.90%	11.80%
M-7	4.55%	9.10%
M-8	3.30%	6.60%
M-9	2.55%	5.10%
M-10	1.55%	3.10%

Trigger Event:

A Trigger Event is in effect with respect to any Distribution Date on or after the Stepdown Date if (x) the Rolling Three Month Delinquency Rate exceeds the applicable percentages of the Credit Enhancement Percentage for the prior Distribution Date as set forth below for the most senior class of Certificates then outstanding (other than the Class A-IO Certificates):

Class	Percentage
A	37.30%
M-1	45.26%
M-2	56.39%
M-3	66.41%
M-4	78.51%
M-5	94.74%
M-6	118.42%
M-7	152.81%
M-8	208.98%
M-9	268.13%
M-10	430.63%

or if (y) the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date	Loss Percentage
August 2008 through July 2009	1.45% for the first month, plus an additional 1/12th of 1.85% for each month thereafter
August 2009 through July 2010	3.30% for the first month, plus an additional 1/12th of 1.85% for each month thereafter
August 2010 through July 2011	5.15% for the first month, plus an additional 1/12th of 1.50% for each month thereafter
August 2011 through July 2012	6.65% for the first month, plus an additional 1/12th of 0.80% for each month thereafter
August 2012 and thereafter	7.45%

Delinquency Rate:

For any calendar month, a fraction, expressed as a percentage, the numerator of which is the aggregate unpaid principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures, loans subject to bankruptcy proceedings, and REO Properties, but not including those Mortgage Loans that are liquidated as of the end of the related Prepayment Period) as of the close of business on the last day of such month, and the denominator of which is the aggregate unpaid principal balance of the Mortgage Loans (not including those Mortgage Loans that are liquidated as of the end of the related Prepayment Period) as of the close of business on the last day of such month.

Rolling Three Month Delinquency

Rate:

With respect to any Distribution Date, the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates, respectively) immediately preceding calendar months.

Realized Losses:

Generally, any realized losses on the Mortgage Loans will be absorbed first, by the excess spread, second, by the Net Derivative Payments, third, by the Overcollateralization Amount, and fourth, by Subordination.

Derivative Agreements:

On the Closing Date, the Securities Administrator on behalf of the supplemental interest trust will enter into both an interest rate cap agreement and swap agreement.

Under the swap agreement, the supplemental interest trust will be obligated to pay a fixed amount equal to 5.55% per annum on the notional amount as set forth in the swap agreement to the Derivative Provider and the supplemental interest trust will be entitled to receive a floating amount equal to one-month LIBOR on the notional amount as set forth in the swap agreement from the Derivative Provider, until the swap agreement is terminated.

Under the interest rate cap agreement, the Derivative Provider will be obligated to make payments to the supplemental interest trust should one-month LIBOR exceed 6.50% per annum, on the notional amount as set forth in the interest rate cap agreement.

Only the net amount of the two derivative instruments will be paid by the appropriate party (“Net

Derivative Payment”) and will be deposited into the Derivative Account. See the attached interest rate swap and interest rate cap schedules.

Generally, the Net Derivative Payment will be deposited into a derivative account (the “Derivative Account”) by the Securities Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Derivative Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement in the same manner as the Interest Payment Priority and subsequently the Net Monthly Excess Cashflow.

Upon early termination of the swap agreement, the supplemental interest trust or the Derivative Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the swap agreement. In the event that the supplemental interest trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on the business day prior to any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders.

A “Derivative Counterparty Trigger Event” means, the occurrence of any of the following events: (i) a failure to pay by the Derivative Provider or certain bankruptcy events with respect to the Derivative Provider, (ii) certain termination events under the swap agreement with respect to which the Derivative Provider is the sole affected party or (iii) an additional termination event under the swap agreement with respect to which the Derivative Provider is the sole affected party.

Interest Payment Priority:

On each Distribution Date, the interest collected will be paid in the following order of priority:

(i)

to pay any Net Derivative Payment or Swap Termination Payment owed to the Derivative Provider (other than a Swap Termination Payment resulting from a Derivative Counterparty Trigger Event);

(ii)

to the holders of the Class A-IO Certificates, based on interest collections from the Mortgage Loans;

(iii)

from the interest collected on the Mortgage Loans, to the holders of each class of Class A Certificates (excluding the Class A-5 Certificates), on a pro rata basis based on the entitlement of each such class, the Senior Interest Payment Amount allocable to such Certificates; and

(iv)

from the remaining interest collections, sequentially in ascending numerical order, to the holders of the Class M Certificates, the Interest Payment Amount for the applicable class.

Principal Payment Priority:

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Payment Amount shall be paid as follows:

(i)

to pay any Net Derivative Payment or Swap Termination Payment owed to the Derivative Provider to the extent not paid from the Interest Payment Amount above (other than a Swap Termination Payment resulting from a  Derivative Counterparty Trigger Event);

(ii)

sequentially, to the holders of the Class A-1 and Class A-2 Certificates until the principal balances thereof have been reduced to zero; to the holders of the Class A-3 Certificates until the principal balance thereof has been reduced to $59,604,000; to the holders of the Class A-5 Certificates until the principal balance thereof has been reduced to zero; sequentially, to the holders of the Class A-3 and Class A-4 Certificates until the principal balances thereof have been reduced to zero; and

(iii)

sequentially, in ascending numerical order, to the holders of the Class M Certificates, any Principal Payment Amount remaining after the payment of (i) and (ii) above until the principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Payment Amount shall be paid as follows:

(i)

to pay any Net Derivative Payment or Swap Termination Payment owed to the Derivative Provider to the extent not paid from the Interest Payment Amount above (other than a Swap Termination Payment resulting from a Derivative Counterparty Trigger Event);

(ii)

sequentially, to the holders of the Class A-1 and Class A-2 Certificates, the Senior Principal Payment Amount, until the principal balances thereof have been reduced to zero; to the holders of the Class A-3 Certificates, the remaining Senior Principal Payment Amount, until the principal balance thereof has been reduced to $59,604,000; to the holders of the Class A-5 Certificates, the remaining Senior Principal Payment Amount, until the principal balance thereof has been reduced to zero; and sequentially, to the holders of the Class A-3 and Class A-4 Certificates, the remaining Senior Principal Payment Amount, until the principal balances thereof have been reduced to zero; and

(iii)

sequentially, in ascending numerical order, to the holders of the Class M Certificates, the Class M Principal Payment Amount, until the principal balances thereof have been reduced to zero.

Net Monthly Excess Cashflow:

For any Distribution Date, the excess of (x) the available funds over (y) the sum of (i) the amount of interest collections on the Mortgage Loans used to pay monthly interest accrued and any unpaid interest on the Class A Certificates and the monthly interest accrued on the Class M Certificates, (ii) the principal payments required to be made to the Class A and Class M Certificates, (iii) any Net Derivative Payment or Swap Termination Payment (not resulting from a Derivative Counterparty Trigger Event) owed to the Derivative Provider and (iv) interest payments to the Class A-IO Certificates.

Net Monthly Excess Cashflow

Payments:

With respect to any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

(i)

to the holders of the Class A-IO Certificates, any unpaid Senior Interest Payment Amount for such class;

(ii)

to the holders of the Class A Certificates (other than the Class A-IO and Class A-5 Certificates), any unpaid Senior Interest Payment Amounts, pro rata, based on such unpaid amounts;

(iii)

sequentially, in ascending numerical order, to the holders of the Class M Certificates, any unpaid Interest Payment Amount for such Distribution Date;

(iv)

sequentially in ascending numerical order, to the holders of the Class M Certificates:

a)

in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

b)

in an amount equal to the unpaid previously allocated Realized Loss Amounts;

(v)

to the holders of the Offered Certificates (other than the Class A-5 Certificates) and Non-Offered Certificates, any Basis Risk Carryover Amounts for such classes in the same order and priority described under “Interest Payment Priority” above;

(vi)

to the Credit Risk Manager, the Credit Risk Manager Fee;

(vii)

to the Derivative Provider, any Swap Termination Payment resulting from a Derivative Counterparty Trigger Event; and

(viii)

to the holders of the Class X Certificates, as provided by the Pooling and Servicing Agreement.

Class A-IO Available Funds Cap:

A per annum rate equal to the (x) weighted average of the Expense Adjusted Mortgage Rate of the Mortgage Loans then in effect on the beginning of the related Due Period minus (y) a percentage equal to the product of (i) a fraction, the numerator of which is the sum of any Net Derivative Payment and Swap Termination Payment (other than a Swap Termination Payment resulting from a Derivative Counterparty Trigger Event) made to the Derivative Provider and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the beginning of the related Due Period and (ii) 12.

Available Funds Cap:

The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the (x) weighted average of the Expense Adjusted Mortgage Rate for the Mortgage Loans then in effect on the beginning of the related Due Period minus (y) a percentage equal to the product of (i) a fraction, the numerator of which is equal to the Net Derivative Payment or Swap Termination Payment (other than a Swap Termination Payment resulting from a Derivative Counterparty Trigger Event) made to the Derivative Provider, plus any payments made to the Class A-IO Certificates and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans as of the beginning of the related Due Period and (ii) 12.

Interest Rate:

The Interest Rate on any Distribution Date for each class of Offered Certificates (excluding the Class A-IO and Class A-5 Certificates) and Non-Offered Certificates will equal the lesser of:

(a)

one-month LIBOR plus the related margin; and

(b)

the Available Funds Cap.

The Interest Rate for the Class A-IO Certificates for any Distribution Date up to and including the Distribution Date in October 2007 will be the lesser of (i) 1.50% and (ii) the Class A-IO Available Funds Cap, and for any Distribution Date thereafter, zero.

Interest Carry Forward Amount:

For each class of Offered Certificates (other than the Class A-5 Certificates) and Non-Offered Certificates and on any Distribution Date, the sum of (i) the excess of (A) the Interest Payment Amount with respect to the prior Distribution Date (excluding any Basis Risk Carryover Amount with respect to such class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Dates, over (B) the amount actually paid to such class with respect to interest on such prior Distribution Date and (ii) interest on such excess at the Interest Rate for such class.

Interest Payment Amount:

The Interest Payment Amount for the Offered Certificates (other than the Class A-5 Certificates) and Non-Offered Certificates of any class on any Distribution Date is equal to interest accrued at the Interest Rate for that class during the related Interest Accrual Period on the principal balance, or notional balance in the case of the Class A-IO Certificates, of that class immediately prior to the Distribution Date.

Senior Interest Payment Amount:

The Senior Interest Payment Amount for any Distribution Date is equal to the Interest Payment Amount for such Distribution Date for the related Class A Certificates (other than the Class A-5 Certificates) and the Interest Carry Forward Amount, if any, for that Distribution Date for the related Class A Certificates (other than the Class A-5 Certificates).

Basis Risk Carryover Amount:

For any Distribution Date, if the Interest Rate for a class of Offered Certificates (other than the Class A-5 Certificates) and Non-Offered Certificates is based on the Available Funds Cap, the excess of (i) the amount of interest such class would have accrued for such Distribution Date had the applicable Interest Rate not been subject to the Available Funds Cap, over (ii) the amount of interest such class of Certificates accrued for such Distribution Date based on the Available Funds Cap, together with the unpaid portion of any such amounts from the prior Distribution Dates (and accrued interest thereon at the then applicable Interest Rate, without giving effect to the Available Funds Cap).  The ratings on each class of Certificates do not address the likelihood of the payment of any Basis Risk Carryover Amount.

For each Mortgage Loan that is adjustable, the Mortgage Loans will adjust based on six-month LIBOR or one-year LIBOR, in certain cases after an initial fixed rate period of either six months or two, three, five or ten years following the date of origination, and the Interest Rates on the Offered Certificates (other than the Class A-IO and Class A-5 Certificates) and Non-Offered Certificates are based on one-month LIBOR, the application of the Available Funds Cap could result in Basis Risk Carryover Amounts.  This may also occur if six-month LIBOR, one-year LIBOR and one-month LIBOR rise quickly since the Mortgage Loan adjustments are constrained by certain interim caps.

Step-up Coupon:

If the Optional Redemption is not exercised on the first Distribution Date following the Distribution Date on which it could have been exercised, the margins on each of the Class A Certificates (other than the Class A-IO and Class A-5 Certificates) will increase to 2.0 times their related initial margin and the margins on each of the Class M Certificates will increase to 1.5 times their related initial margins.

Principal Payment Amount:

The Principal Payment Amount for any Distribution Date will be the excess, if any, of (a) the sum of (i) the principal portion of all scheduled monthly payments on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Mortgage Loans, and (iv) the amount of any overcollateralization increase amount for such Distribution Date, over (b) the amount of any overcollateralization release amount.

Senior Principal Payment Amount:

The Senior Principal Payment Amount is an amount equal to the lesser of (1) the Principal Payment Amount and (2) the excess of (x) the aggregate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 100% MINUS the Target Credit Enhancement Percentage On and After Stepdown Date (or “Optimal Principal Payment Amount Percentage”) and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Class M Principal Payment

Amount:

The lesser of (1) any remaining Principal Payment Amount from the Mortgage Loans and (2) the excess of (x) the aggregate principal balance of all Certificates senior to the related class (for the purposes of the calculation of the Class M Principal Payment Amount, the Class M-1, Class M-2 and Class M-3 Certificates will have the same seniority, although the payment amount calculated will be allocated sequentially to the Class M-1, Class M-2 and Class M-3 Certificates) and the principal balance of the related certificates immediately prior to such Distribution Date less the amount paid to classes senior to the related class for such Distribution Date over (y) the lesser of (A) the product of (i) 100% MINUS the Target Credit Enhancement Percentage On and After Stepdown Date (or “Optimal Principal Payment Amount Percentage”) and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the Due Period over 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.  The Class M-1, Class M-2 and Class M-3 Principal Payment Amount will be allocated sequentially to the Class M-1, Class M-2 and Class M-3 Certificates.

Optimal Principal Payment Amount Percentage
Class	Percentage
A	62.10%
M-1, M-2 and M-3	78.80%
M-4	82.10%
M-5	85.20%
M-6	88.20%
M-7	90.90%
M-8	93.40%
M-9	94.90%
M-10	96.90%

SENSITIVITY ANALYSIS

(TO CALL)

	PPC	50%	75%	100%	125%	150%
A-1	WAL	1.72	1.24	1.00	0.83	0.71
	Principal Window	1 - 41	1 - 28	1 - 22	1 - 19	1 - 16
A-2	WAL	4.00	2.62	2.00	1.71	1.47
	Principal Window	41 - 59	28 - 36	22 - 27	19 - 23	16 - 20
A-3	WAL	7.95	5.20	3.47	2.27	1.91
	Principal Window	59 - 150	36 - 98	27 - 71	23 - 35	20 - 28
A-4	WAL	12.47	8.14	5.89	3.89	2.46
	Principal Window	150 - 150	98 - 98	71 - 71	35 - 54	28 - 32
M-1	WAL	5.24	3.55	3.60	4.07	3.37
	Principal Window	48 - 81	38 - 53	41 - 46	46 - 53	32 - 43
M-2	WAL	8.86	5.80	4.35	4.47	3.56
	Principal Window	81 - 142	53 - 93	46 - 67	53 - 54	43 - 43
M-3	WAL	12.43	8.12	5.87	4.48	3.56
	Principal Window	142 - 150	93 - 98	67 - 71	54 - 54	43 - 43
M-4	WAL	8.22	5.42	4.25	3.88	3.49
	Principal Window	48 - 150	38 - 98	40 - 71	44 - 54	41 - 43
M-5	WAL	8.22	5.41	4.22	3.78	3.34
	Principal Window	48 - 150	37 - 98	39 - 71	42 - 54	39 - 43
M-6	WAL	8.22	5.41	4.19	3.71	3.22
	Principal Window	48 - 150	37 - 98	39 - 71	41 - 54	37 - 43
M-7	WAL	8.22	5.41	4.17	3.64	3.14
	Principal Window	48 - 150	37 - 98	38 - 71	39 - 54	36 - 43
M-8	WAL	8.22	5.41	4.16	3.59	3.07
	Principal Window	48 - 150	37 - 98	38 - 71	39 - 54	35 - 43
M-9	WAL	8.22	5.41	4.15	3.54	3.02
	Principal Window	48 - 150	37 - 98	37 - 71	38 - 54	34 - 43

SENSITIVITY ANALYSIS

(TO MATURITY)

	PPC	50%	75%	100%	125%	150%
A-1	WAL	1.72	1.24	1.00	0.83	0.71
	Principal Window	1 - 41	1 - 28	1 - 22	1 - 19	1 - 16
A-2	WAL	4.00	2.62	2.00	1.71	1.47
	Principal Window	41 - 59	28 - 36	22 - 27	19 - 23	16 - 20
A-3	WAL	7.96	5.21	3.48	2.27	1.91
	Principal Window	59 - 158	36 - 104	27 - 75	23 - 35	20 - 28
A-4	WAL	17.16	11.63	8.49	5.64	2.46
	Principal Window	158 - 310	104 - 213	75 - 161	35 - 123	28 - 32
M-1	WAL	5.24	3.55	3.60	4.07	3.63
	Principal Window	48 - 81	38 - 53	41 - 46	46 - 53	32 - 51
M-2	WAL	8.86	5.80	4.35	4.79	4.82
	Principal Window	81 - 142	53 - 93	46 - 67	53 - 63	51 - 68
M-3	WAL	15.70	10.61	7.68	6.17	6.56
	Principal Window	142 - 261	93 - 178	67 - 132	63 - 101	68 - 97
M-4	WAL	8.89	5.93	4.62	4.17	3.71
	Principal Window	48 - 228	38 - 157	40 - 114	44 - 87	41 - 69
M-5	WAL	8.84	5.89	4.57	4.05	3.54
	Principal Window	48 - 218	37 - 150	39 - 109	42 - 83	39 - 66
M-6	WAL	8.77	5.84	4.50	3.95	3.40
	Principal Window	48 - 207	37 - 143	39 - 103	41 - 79	37 - 62
M-7	WAL	8.66	5.77	4.43	3.84	3.29
	Principal Window	48 - 194	37 - 133	38 - 97	39 - 74	36 - 58
M-8	WAL	8.56	5.66	4.34	3.73	3.17
	Principal Window	48 - 178	37 - 123	38 - 89	39 - 68	35 - 53
M-9	WAL	8.36	5.51	4.22	3.60	3.05
	Principal Window	48 - 167	37 - 110	37 - 79	38 - 61	34 - 48

PREPAY SENSITIVITY - CLASS A-IO

ASSUMED PURCHASE PRICE = 1.38692837% (EXCLUSIVE OF ACCRUED INTEREST)

	CPR	79%	80%	81%
A-IO*	Yield (%)	5.7200	5.7200	5.3504
	WAL (years)	1.03	1.03	1.02
	Payment Window (months)	1 - 15	1 - 15	1 - 15

* RUN TO THE OPTIONAL REDEMPTION.

EFFECTIVE MAXIMUM INTEREST RATE TABLE FOR THE CERTIFICATES

(OTHER THAN THE CLASS A-IO AND CLASS A-5 CERTIFICATES)

Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)	Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)
1	10.32	10.32	10.32	37	10.07	10.63	24.28
2	6.98	6.98	21.17	38	10.07	10.62	24.26
3	7.06	7.20	21.12	39	10.34	10.97	24.52
4	6.96	6.96	20.94	40	10.08	10.85	24.46
5	7.04	7.18	20.87	41	10.36	11.64	25.17
6	6.94	6.94	20.65	42	10.08	11.26	24.85
7	7.01	7.01	21.21	43	10.07	11.25	24.83
8	7.25	7.75	21.41	44	11.15	12.45	20.64
9	6.99	6.99	21.16	45	10.06	11.24	19.54
10	7.08	7.21	21.21	46	10.40	11.74	20.15
11	6.97	6.97	21.11	47	10.06	11.56	20.08
12	7.06	7.19	21.16	48	10.39	11.94	20.56
13	7.04	7.04	21.14	49	10.05	11.55	20.27
14	7.03	7.03	21.11	50	10.05	11.54	20.36
15	7.13	7.25	21.18	51	10.38	11.92	20.84
16	7.32	7.32	21.37	52	10.04	11.54	20.55
17	7.45	7.56	21.46	53	10.37	11.92	21.03
18	7.32	7.32	21.33	54	10.03	11.53	20.72
19	7.32	7.32	21.32	55	10.03	11.52	20.80
20	7.58	7.82	21.53	56	11.10	12.75	22.11
21	7.32	7.32	21.28	57	10.02	11.51	20.95
22	8.16	8.27	22.07	58	10.35	11.89	21.42
23	9.31	9.31	23.20	59	10.02	11.51	21.12
24	9.52	9.61	23.36	60	10.35	11.89	21.57
25	9.28	9.28	23.11	61	10.01	11.50	21.25
26	9.27	9.27	23.08	62	10.00	11.49	21.32
27	9.50	9.58	23.27	63	10.33	11.86	21.76
28	9.45	9.49	23.26	64	9.99	11.47	21.44
29	10.10	10.24	23.90	65	10.32	11.85	21.89
30	9.86	9.91	23.66	66	9.99	11.46	21.56
31	9.86	9.91	23.64	67	9.98	11.45	21.62
32	10.65	10.98	24.41	68	10.66	12.23	22.46
33	9.87	9.92	23.62	69	9.97	11.43	21.73
34	10.22	10.53	24.14	70	10.30	11.81	22.16
35	10.08	10.63	24.31	71	9.96	11.42	21.83
36	10.35	10.99	24.57

1. Assumes one-month LIBOR remains constant at 5.40%, six-month LIBOR remains constant at 5.56%, one-year LIBOR remains constant at 5.62%, the cashflows are run to the Optional Redemption at the pricing speed, and Net Derivative Payments and payments made to the Class A-IO Certificates are taken into account.

2. Assumes one-month LIBOR, six-month LIBOR and one-year LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Redemption at the pricing speed and payments made to the Class A-IO Certificates are taken into account.

3. Assumes one-month LIBOR, six-month LIBOR and one-year LIBOR increase instantaneously to 20.00%, the cashflows are run to the Optional Redemption at the pricing speed and Net Derivative Payments are received or paid as scheduled and applied and payments made to the Class A-IO Certificates are taken into account.

EXCESS SPREAD
	Excess Spread (%)(1)(3)(4)	Excess Spread (%)(2)(3)(4)	1m LIBOR (%)	6m LIBOR and 1yr LIBOR (%)		Excess Spread (%)(1)(3)(4)	Excess Spread (%)(2)(3)(4)	1m LIBOR (%)	6m LIBOR and 1yr LIBOR (%)
1	3.41	3.39	5.4273	5.5587	37	4.86	4.79	5.3528	5.4460
2	1.62	1.62	5.4912	5.5721	38	4.79	4.71	5.3697	5.4552
3	1.62	1.62	5.5220	5.5710	39	4.93	4.84	5.3815	5.4655
4	1.60	1.60	5.4992	5.5575	40	4.85	4.78	5.3815	5.4721
5	1.60	1.60	5.5067	5.5504	41	4.97	4.91	5.4024	5.4803
6	1.58	1.58	5.5139	5.5341	42	4.86	4.80	5.4152	5.4870
7	1.65	1.64	5.5122	5.5071	43	4.87	4.80	5.4140	5.4926
8	1.68	1.68	5.4842	5.4837	44	5.40	5.32	5.4235	5.5006
9	1.63	1.62	5.4513	5.4576	45	4.86	4.78	5.4263	5.4989
10	1.64	1.63	5.4517	5.4301	46	5.05	4.98	5.4275	5.4963
11	1.61	1.61	5.4135	5.4018	47	4.88	4.80	5.4408	5.4930
12	1.62	1.63	5.3652	5.3786	48	5.06	4.97	5.4499	5.4865
13	1.68	1.68	5.3636	5.3593	49	4.87	4.77	5.4512	5.4874
14	1.67	1.68	5.3284	5.3424	50	4.75	4.68	5.4210	5.5026
15	1.70	1.71	5.2885	5.3306	51	4.81	4.76	5.4066	5.5281
16	1.96	1.98	5.2873	5.3242	52	4.62	4.58	5.4070	5.5546
17	2.00	2.03	5.2742	5.3184	53	4.80	4.80	5.4058	5.5836
18	1.96	1.99	5.2611	5.3152	54	4.61	4.57	5.4521	5.6086
19	1.96	1.99	5.2603	5.3156	55	4.60	4.45	5.5619	5.6244
20	2.06	2.09	5.2566	5.3168	56	5.15	5.02	5.5632	5.6135
21	1.96	2.00	5.2528	5.3205	57	4.59	4.44	5.5627	5.6007
22	2.72	2.76	5.2516	5.3247	58	4.77	4.63	5.5640	5.5889
23	4.02	4.06	5.2575	5.3304	59	4.60	4.45	5.5619	5.5751
24	4.08	4.12	5.2634	5.3389	60	4.79	4.66	5.5423	5.5645
25	3.99	4.04	5.2634	5.3471	61	4.60	4.53	5.4916	5.5613
26	3.99	4.03	5.2756	5.3544	62	4.61	4.53	5.4904	5.5721
27	4.06	4.11	5.2837	5.3634	63	4.80	4.72	5.4912	5.5856
28	4.18	4.20	5.2840	5.3706	64	4.61	4.54	5.4912	5.5986
29	4.68	4.67	5.3027	5.3780	65	4.80	4.75	5.4908	5.6123
30	4.60	4.59	5.3141	5.3851	66	4.62	4.54	5.5183	5.6256
31	4.61	4.60	5.3133	5.3910	67	4.63	4.49	5.5686	5.6314
32	4.90	4.88	5.3232	5.3985	68	5.00	4.87	5.5694	5.6216
33	4.63	4.61	5.3275	5.4061	69	4.64	4.50	5.5694	5.6109
34	4.83	4.80	5.3279	5.4154	70	4.82	4.69	5.5699	5.6009
35	4.86	4.79	5.3425	5.4244	71	4.65	4.50	5.5694	5.5893
36	4.96	4.89	5.3520	5.4346

1. Assumes one-month LIBOR remains constant at 5.40%, six-month LIBOR remains constant at 5.56%, one-year LIBOR remains constant at 5.62% and the cashflows are run to the Optional Redemption at the pricing speed.

2. Assumes one-month LIBOR, six-month LIBOR and one-year LIBOR is equal to the forward curve provided and the cashflows are run to the Optional Redemption at the pricing speed.  Values for one-month LIBOR, six-month LIBOR and one-year LIBOR are approximate.

3. Reflects the effect of payments made to the Class A-IO Certificates.
4. Reflects the effect of Net Derivative Payments, either paid or received.

Notional Schedule for the Class A-IO Certificates

CLASS A-IO NOTIONAL SCHEDULE
PERIOD	DISTRIBUTION DATE	CLASS A-IO NOTIONAL ($)(1)

1	August 2006	210,415,000.00
2	September 2006	210,415,000.00
3	October 2006	210,415,000.00
4	November 2006	210,415,000.00
5	December 2006	210,415,000.00
6	January 2007	210,415,000.00
7	February 2007	168,332,000.00
8	March 2007	168,332,000.00
9	April 2007	168,332,000.00
10	May 2007	168,332,000.00
11	June 2007	168,332,000.00
12	July 2007	168,332,000.00
13	August 2007	126,249,000.00
14	September 2007	126,249,000.00
15	October 2007	126,249,000.00
16	November 2007	0.00

1. The balance of the Class A-IO Certificates will be the lesser of the aggregate principal balance of the Mortgage Loans and the above scheduled amount.

INTEREST RATE SWAP SCHEDULE

AGGREGATE INTEREST RATE SWAP SCHEDULE
PERIOD	ACCRUAL START	ACCRUAL END	SWAP NOTIONAL ($)

1	7/25/2006	8/25/2006	0.00
2	8/25/2006	9/25/2006	808,141,492.00
3	9/25/2006	10/25/2006	793,389,002.00
4	10/25/2006	11/25/2006	776,346,632.00
5	11/25/2006	12/25/2006	757,025,164.00
6	12/25/2006	1/25/2007	735,459,957.00
7	1/25/2007	2/25/2007	711,712,140.00
8	2/25/2007	3/25/2007	685,869,004.00
9	3/25/2007	4/25/2007	658,045,780.00
10	4/25/2007	5/25/2007	628,383,985.00
11	5/25/2007	6/25/2007	598,078,088.00
12	6/25/2007	7/25/2007	569,231,389.00
13	7/25/2007	8/25/2007	541,776,688.00
14	8/25/2007	9/25/2007	515,646,777.00
15	9/25/2007	10/25/2007	490,777,698.00
16	10/25/2007	11/25/2007	467,108,580.00
17	11/25/2007	12/25/2007	444,581,519.00
18	12/25/2007	1/25/2008	423,141,356.00
19	1/25/2008	2/25/2008	402,735,622.00
20	2/25/2008	3/25/2008	383,302,040.00
21	3/25/2008	4/25/2008	359,230,747.00
22	4/25/2008	5/25/2008	326,728,725.00
23	5/25/2008	6/25/2008	297,482,382.00
24	6/25/2008	7/25/2008	271,158,217.00
25	7/25/2008	8/25/2008	247,429,555.00
26	8/25/2008	9/25/2008	228,548,142.00
27	9/25/2008	10/25/2008	215,942,742.00
28	10/25/2008	11/25/2008	204,043,364.00
29	11/25/2008	12/25/2008	192,428,844.00
30	12/25/2008	1/25/2009	180,710,842.00
31	1/25/2009	2/25/2009	169,750,247.00
32	2/25/2009	3/25/2009	159,506,777.00
33	3/25/2009	4/25/2009	149,928,813.00
34	4/25/2009	5/25/2009	140,970,400.00
35	5/25/2009	6/25/2009	132,586,557.00
36	6/25/2009	7/25/2009	124,874,408.00
37	7/25/2009	8/25/2009	117,921,494.00
38	8/25/2009	9/25/2009	111,366,810.00
39	9/25/2009	10/25/2009	105,182,140.00
40	10/25/2009	11/25/2009	99,346,320.00
41	11/25/2009	12/25/2009	93,839,492.00
42	12/25/2009	1/25/2010	88,642,786.00
43	1/25/2010	2/25/2010	83,738,487.00
44	2/25/2010	3/25/2010	0.00

The Accrual Period for the Interest Rate Swap starts and includes the Accrual Start date and ends on but excludes the Accrual End date. All payment dates are subject to the modified business day convention. One-month LIBOR is observed two days prior to the start of each Accrual Period, floating rate payments will be determined using the Act/360 day-count convention, and fixed rate payments will be determined using the 30/360 day count convention.

The Distribution Date for the Interest Rate Swap is one business day prior to the end of each accrual period.

INTEREST RATE CAP SCHEDULE

AGGREGATE INTEREST RATE CAP SCHEDULE				AGGREGATE INTEREST RATE CAP SCHEDULE
PERIOD	ACCRUAL START	ACCRUAL END	CAP NOTIONAL ($)	PERIOD	ACCRUAL START	ACCRUAL END	CAP NOTIONAL ($)

1	7/25/2006	8/25/2006	0.00	44	2/25/2010	3/25/2010	130,552,657.00
2	8/25/2006	9/25/2006	0.00	45	3/25/2010	4/25/2010	127,911,051.00
3	9/25/2006	10/25/2006	0.00	46	4/25/2010	5/25/2010	125,260,458.00
4	10/25/2006	11/25/2006	0.00	47	5/25/2010	6/25/2010	122,606,868.00
5	11/25/2006	12/25/2006	0.00	48	6/25/2010	7/25/2010	119,955,637.00
6	12/25/2006	1/25/2007	0.00	49	7/25/2010	8/25/2010	117,311,680.00
7	1/25/2007	2/25/2007	37,904,715.00	50	8/25/2010	9/25/2010	114,679,455.00
8	2/25/2007	3/25/2007	46,737,410.00	51	9/25/2010	10/25/2010	112,062,998.00
9	3/25/2007	4/25/2007	56,175,242.00	52	10/25/2010	11/25/2010	109,465,947.00
10	4/25/2007	5/25/2007	66,140,844.00	53	11/25/2010	12/25/2010	106,891,575.00
11	5/25/2007	6/25/2007	76,115,521.00	54	12/25/2010	1/25/2011	104,342,817.00
12	6/25/2007	7/25/2007	85,223,102.00	55	1/25/2011	2/25/2011	101,822,293.00
13	7/25/2007	8/25/2007	93,515,406.00	56	2/25/2011	3/25/2011	99,332,331.00
14	8/25/2007	9/25/2007	101,042,810.00	57	3/25/2011	4/25/2011	96,874,978.00
15	9/25/2007	10/25/2007	107,852,935.00	58	4/25/2011	5/25/2011	94,452,028.00
16	10/25/2007	11/25/2007	113,990,791.00	59	5/25/2011	6/25/2011	92,061,376.00
17	11/25/2007	12/25/2007	119,498,915.00	60	6/25/2011	7/25/2011	89,707,853.00
18	12/25/2007	1/25/2008	124,417,482.00	61	7/25/2011	8/25/2011	87,393,075.00
19	1/25/2008	2/25/2008	128,784,447.00	62	8/25/2011	9/25/2011	85,118,030.00
20	2/25/2008	3/25/2008	132,640,602.00	63	9/25/2011	10/25/2011	82,883,539.00
21	3/25/2008	4/25/2008	138,234,371.00	64	10/25/2011	11/25/2011	80,690,272.00
22	4/25/2008	5/25/2008	146,827,916.00	65	11/25/2011	12/25/2011	78,538,757.00
23	5/25/2008	6/25/2008	153,419,775.00	66	12/25/2011	1/25/2012	76,429,401.00
24	6/25/2008	7/25/2008	158,290,476.00	67	1/25/2012	2/25/2012	74,362,477.00
25	7/25/2008	8/25/2008	161,665,501.00	68	2/25/2012	3/25/2012	72,338,162.00
26	8/25/2008	9/25/2008	163,180,919.00	69	3/25/2012	4/25/2012	70,356,529.00
27	9/25/2008	10/25/2008	162,804,934.00	70	4/25/2012	5/25/2012	68,417,567.00
28	10/25/2008	11/25/2008	162,156,785.00	71	5/25/2012	6/25/2012	66,521,178.00
29	11/25/2008	12/25/2008	161,375,968.00	72	6/25/2012	7/25/2012	64,667,197.00
30	12/25/2008	1/25/2009	160,569,021.00	73	7/25/2012	8/25/2012	62,855,384.00
31	1/25/2009	2/25/2009	159,456,175.00	74	8/25/2012	9/25/2012	61,085,443.00
32	2/25/2009	3/25/2009	158,070,253.00	75	9/25/2012	10/25/2012	59,357,023.00
33	3/25/2009	4/25/2009	156,445,720.00	76	10/25/2012	11/25/2012	57,669,725.00
34	4/25/2009	5/25/2009	154,613,622.00	77	11/25/2012	12/25/2012	56,023,104.00
35	5/25/2009	6/25/2009	152,602,758.00	78	12/25/2012	1/25/2013	54,416,678.00
36	6/25/2009	7/25/2009	150,440,539.00	79	1/25/2013	2/25/2013	52,849,931.00
37	7/25/2009	8/25/2009	148,162,896.00	80	2/25/2013	3/25/2013	51,322,316.00
38	8/25/2009	9/25/2009	145,803,928.00	81	3/25/2013	4/25/2013	49,833,258.00
39	9/25/2009	10/25/2009	143,375,848.00	82	4/25/2013	5/25/2013	48,382,161.00
40	10/25/2009	11/25/2009	140,889,587.00	83	5/25/2013	6/25/2013	46,968,409.00
41	11/25/2009	12/25/2009	138,355,354.00	84	6/25/2013	7/25/2013	45,591,369.00
42	12/25/2009	1/25/2010	135,782,258.00	85	7/25/2013	8/25/2013	44,250,393.00
43	1/25/2010	2/25/2010	133,178,766.00	86	8/25/2013	9/25/2013	0.00

The Accrual Period for the Interest Rate Cap starts and includes the Accrual Start date and ends on but excludes the Accrual End date. All dates are subject to the modified business day convention. One-month LIBOR is observed two days prior to the start of each Accrual Period and payments will be determined using the Act/360 day-count convention.

The Distribution Date for the Interest Rate Cap is one business day prior to the end of each accrual period.

BREAKEVEN LOSSES

	Static LIBOR		Forward LIBOR
Class	CDR	Cum. Loss	CDR	Cum. Loss
M-1	26.53%	19.32%	26.50%	19.30%
M-2	21.31%	16.65%	21.28%	16.63%
M-3	18.43%	15.00%	18.39%	14.98%
M-4	16.10%	13.57%	16.06%	13.54%
M-5	14.04%	12.21%	14.00%	12.18%
M-6	12.14%	10.88%	12.10%	10.85%
M-7	10.47%	9.65%	10.43%	9.61%
M-8	8.97%	8.47%	8.92%	8.43%
M-9	8.05%	7.73%	8.00%	7.68%
M-10	7.05%	6.89%	7.02%	6.86%

100% Prepayment Speed
40% Severity
Triggers Failing
to Maturity
Breakeven loss represents CDR which results in first dollar of principal loss
12 mos. lag
P&I advanced at 100%

IMPORTANT NOTICE REGARDING THE CONDITIONS

FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued.  In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.  Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:  http://www.sec.gov/Archives/edgar/data/1030442/000090514806002120/efc6-1020_forms3a.txt

HASCO 2006-WMC1

TOTAL

Total Number of Loans	4,471
Total Loan Balance	847,113,624
Average Loan Balance	189,468
WA CLTV (w/o Silent Seconds)	82.16
WAC	8.116
WA FICO	641
WALA	1
WAM	339
Fxd Rate	22.36
IOs	12.62
MH	-
1st Lien	89.16
2nd Lien	10.84
Occupancy--OO	96.00
Doc Type--Full/Alternative	27.41
Stated Doc	51.87
Cash Out Refi	38.41
Purchase	59.29

Loans with silent seconds :
% of Portfolio w/ SS	55.07%
$ amount	466,542,895
# of First Liens w/ SS	1,782
CLTV of Total Portfolo (that includes silent 2nds)	92.77

California	40.08%
Prepay Penalties	65.01%
Pre-Funding Balance
Expected Final Pool	847,113,624

Mortgage Rate
	Balance
5.000 - 5.499	244,302.00	0.03%
5.500 - 5.999	8,660,820.00	1.02%
6.000 - 6.499	35,935,104.00	4.24%
6.500 - 6.999	128,574,221.00	15.18%
7.000 - 7.499	131,332,722.00	15.50%
7.500 - 7.999	206,561,421.00	24.38%
8.000 - 8.499	95,915,332.00	11.32%
8.500 - 8.999	90,531,026.00	10.69%
9.000 - 9.499	32,388,331.00	3.82%
9.500 - 9.999	29,091,074.00	3.43%
10.000 - 10.499	8,067,765.00	0.95%
10.500 - 10.999	29,710,590.00	3.51%
11.000 - 11.499	23,383,564.00	2.76%
11.500 - 11.999	8,809,662.00	1.04%
12.000 - 12.499	6,998,855.00	0.83%
12.500 - 12.999	10,827,889.00	1.28%
13.000 - 13.499	80,947.00	0.01%
13.500 - 13.999
14.000 - 14.499

15.000 - 15.499
15.500 - 15.999
16.000 - 16.499
17.000 >=
	847,113,624	100.00%

Gross Margin
	Balance
0.000 - 0.499	194,743,769.00	22.99%
2.500 - 2.999	3,112,131.00	0.37%
3.000 - 3.499	3,087,144.00	0.36%
3.500 - 3.999	393,474.00	0.05%
4.000 - 4.449	1,316,491.00	0.16%
4.500 - 4.999	55,840,431.00	6.59%
5.000 - 5.499	105,093,703.00	12.41%
5.500 - 5.999	219,302,377.00	25.89%
6.000 - 6.499	123,266,052.00	14.55%
6.500 - 6.999	70,906,073.00	8.37%
7.000 - 7.499	49,901,371.00	5.89%
7.500 - 7.999	20,150,607.00	2.38%
8.000 - 8.499
8.500 - 8.999
9.000 - 9.499
9.500 - 9.999
10.000 or greater

	847,113,624	100.00%

ARM Maximum Rate
	Balance
<= 12.500	17,760,736.00	2.10%
12.501 - 13.000	34,168,460.00	4.03%
13.001 - 13.500	98,155,589.00	11.59%
13.501 - 14.000	122,473,145.00	14.46%
14.001 - 14.500	168,701,527.00	19.91%
14.501 - 15.000	93,123,518.00	10.99%
15.001 - 15.500	72,753,204.00	8.59%
15.501 - 16.000	26,984,052.00	3.19%
16.001 - 16.500	15,948,410.00	1.88%
16.501 - 17.000	3,801,250.00	0.45%
17.001 - 17.500	3,614,660.00	0.43%
17.501 - 18.000	127,790.00	0.02%
18.001 - 18.500	112,796.00	0.01%
18.501 - 19.000
19.001 - 19.500
Fixed Rate Loans	189,388,488	22.36%

	847,113,624	100.00%

ARM Minimum Rate
	Balance
<= 5.000
5.001 - 5.500	5,777,348.00	0.68%
5.501 - 6.000	244,302.00	0.03%
6.001 - 6.500	11,473,044.00	1.35%
6.501 - 7.000	35,603,462.00	4.20%
7.001 - 7.500	100,132,283.00	11.82%
7.501 - 8.000	122,938,241.00	14.51%
8.001 - 8.500	167,549,324.00	19.78%
8.501 - 9.000	91,456,491.00	10.80%
9.001 - 9.500	72,303,410.00	8.54%
9.501 - 10.000	26,630,974.00	3.14%
10.001 -10.500	16,057,602.00	1.90%
10.501 - 11.000	3,687,377.00	0.44%
11.001 - 11.500	3,630,694.00	0.43%
11.501 - 12.000	240,585.00	0.03%
12.001 - 12.500
Fixed Rate Loans	189,388,488	22.36%

	847,113,624	100.00%

	Unpaid % of	Pool by
	Principal	Principal
Initial Cap (%)	Balance ($)	Balance %
Fixed Rate Loans	189,388,488	22.36%
1.00	2,578,765.00	0.30%
1.50	2,432,646.00	0.29%
2.00	112,673.00	0.01%
3.00	607,727,938.00	71.74%
5.00	44,792,490.00	5.29%
6.00	80,623.00	0.01%

	847,113,624	100.00%

	Unpaid % of	Pool by
	Principal	Principal
Periodic Cap (%)	Balance ($)	Balance %
Fixed Rate Loans	189,388,488	22.36%
0.00	665,515.00	0.08%
1.00	649,870,167.00	76.72%
1.50	7,189,454.00	0.85%

	847,113,624	100.00%

CLTV's (w/o Silent Seconds)
	Balance
<= 50.00	10,150,664.00	1.20%
50.01 - 55.00	6,997,947.00	0.83%
55.01 - 60.00	7,842,475.00	0.93%
60.01 - 65.00	14,355,632.00	1.69%
65.01 - 70.00	21,799,711.00	2.57%
70.01 - 75.00	22,191,013.00	2.62%
75.01 - 80.00	519,539,309.00	61.33%
80.01 - 85.00	46,635,440.00	5.51%
85.01 - 90.00	55,878,042.00	6.60%
90.01 - 95.00	55,691,390.00	6.57%
95.01 - 100.00	86,032,000.00	10.16%
100.01 >=

	847,113,624	100.00%

Credit Scores
	Balance
500 - 519	14,165,602.00	1.67%
520 - 539	18,440,958.00	2.18%
540 - 559	23,458,773.00	2.77%
560 - 579	28,508,606.00	3.37%
580 - 599	65,022,054.00	7.68%
600 - 619	163,055,352.00	19.25%
620 - 639	132,376,529.00	15.63%
640 - 659	128,723,503.00	15.20%
660 - 679	88,496,663.00	10.45%
680 - 699	62,514,229.00	7.38%
700 - 719	50,292,857.00	5.94%
720 - 739	32,714,663.00	3.86%
740 - 759	18,612,346.00	2.20%
>= 760	20,731,488.00	2.45%

	847,113,624	100.00%

DTI	UPB	%
0.001 - 10.000	3,753,021.00	0.44%
10.001 - 15.000	6,293,269.00	0.74%
15.001 - 20.000	5,992,077.00	0.71%
20.001 - 25.000	16,653,448.00	1.97%
25.001 - 30.000	34,092,688.00	4.02%
30.001 - 35.000	60,540,933.00	7.15%
35.001 - 40.000	127,615,425.00	15.06%
40.001 - 45.000	211,200,689.00	24.93%
45.001 - 50.000	310,834,057.00	36.69%
50.001 - 55.000	59,572,505.00	7.03%
55.001 - 60.000	10,565,512.00	1.25%

	847,113,624	100.00%

Loan Balance
	Balance

	% of Pool
Original Principal	Unpaid Principal
Balance ($)	Balance ($)
1 - 50,000	22,884,935.00	2.70%
50,001 - 100,000	71,676,818.00	8.46%
100,001 - 150,000	82,632,694.00	9.75%
150,001 - 200,000	77,261,037.00	9.12%
200,001 - 250,000	88,462,323.00	10.44%
250,001 - 300,000	99,394,185.00	11.73%
300,001 - 350,000	90,905,302.00	10.73%
350,001 - 400,000	76,422,397.00	9.02%
400,001 - 450,000	65,047,555.00	7.68%
450,001 - 500,000	48,114,629.00	5.68%
500,001 - 550,000	34,098,044.00	4.03%
550,001 - 600,000	24,100,671.00	2.85%
600,001 - 650,000	14,437,895.00	1.70%
650,001 - 700,000	10,830,595.00	1.28%
700,001 - 750,000	6,534,482.00	0.77%
750,001 - 800,000	8,570,634.00	1.01%
800,001 - 850,000	4,149,663.00	0.49%
850,001 >=	21,589,767.00	2.55%

	847,113,624	100.00%

Occupancy Types
	Balance
Primary	813,262,236.00	96.00%
Investment	15,486,009.00	1.83%
Second Home	18,365,379.00	2.17%

	847,113,624	100.00%

Loan Term
	Balance	%
0-60
61 - 120	61,656.00	0.01%
121 - 180	93,477,578.00	11.03%
181 - 240	850,117.00	0.10%
241 - 300
301 - 360	752,724,272.00	88.86%
361 - 420
421 - 480

	847,113,624	100.00%

Loan Purpose
	Balance
Purchase	502,280,925.00	59.29%
Refi (Cashout)	325,399,256.00	38.41%
Debt Consolidation
Home Improvement
Refi (Rate Term)	19,433,442.00	2.29%

	847,113,624	100.00%

Product Type
	Balance
Fixed Rate	189,388,488.00	22.36%
Floating	657,725,136.00	77.64%
	847,113,624	100.00%

Interest Only
	Balance
2YR IO
3YR IO
5YR IO	72,796,222.00	8.59%
7YR IO
10YR IO	34,140,951.00	4.03%
NON IO	740,176,451.00	87.38%

	847,113,624	100.00%

Hybrid Types
	Balance
2/28 ARM	590,754,036.00	69.74%
3/27 ARM	19,841,839.00	2.34%
5/25 ARM	2,775,438.00	0.33%
Fixed	189,388,488.00	22.36%
10/20 ARM	43,620,493.00	5.15%
AM6	733,329.00	0.09%

	847,113,624	100.00%

Property Type
	Balance
Single Family	577,649,075.00	68.19%
PUD	107,800,601.00	12.73%
2-4 Family	94,261,925.00	11.13%
Condo	67,402,023.00	7.96%
Manufactured Housing
Townhouse

	847,113,624	100.00%

Documentation
	Balance
Full	577,649,075.00	68.19%
Stated	107,800,601.00	12.73%
Limited	94,261,925.00	11.13%
Lite	67,402,023.00	7.96%

	847,113,624	100.00%

Lien Priority
	Balance
First	755,265,793.00	89.16%
Second	91,847,830.00	10.84%

	847,113,624	100.00%

Mortgage Insurance
Mortgage Insurance
Not Insured	847,113,623.82	100.00%

Coverage Down to:

	0	0.00%

	Originator	Servicer
	WMC	Wells

Geographic Distribution-States
State	Balance
Alabama	44,493.00	0.01%
Alaska		0.00%
Arizona	15,890,212.00	1.88%
Arkansas	1,130,003.00	0.13%
California	339,516,550.00	40.08%
Colorado	3,131,553.00	0.37%
Connecticut	9,477,638.00	1.12%
Delaware	749,066.00	0.09%
District of Columbia	4,802,007.00	0.57%
Florida	70,359,666.00	8.31%
Georgia	4,760,456.00	0.56%
Hawaii	3,247,289.00	0.38%
Idaho	3,385,866.00	0.40%
Illinois	30,262,374.00	3.57%
Indiana	1,672,592.00	0.20%
Iowa	348,468.00	0.04%
Kansas	109,818.00	0.01%
Kentucky	151,757.00	0.02%
Louisiana	11,630,048.00	1.37%
Maine	1,322,524.00	0.16%
Maryland	41,109,282.00	4.85%
Massachusetts	61,929,349.00	7.31%
Michigan	2,970,049.00	0.35%
Minnesota	1,844,867.00	0.22%
Mississippi	7,896,705.00	0.93%
Missouri	1,233,852.00	0.15%
Montana	555,703.00	0.07%
Nebraska		0.00%
Nevada	10,276,432.00	1.21%
New Hampshire	2,443,694.00	0.29%
New Jersey	34,039,403.00	4.02%
New Mexico	768,126.00	0.09%
New York	67,535,247.00	7.97%
North Carolina	1,576,431.00	0.19%
North Dakota		0.00%
Ohio	4,881,480.00	0.58%
Oklahoma	1,286,681.00	0.15%
Oregon	4,901,945.00	0.58%
Pennsylvania	6,718,300.00	0.79%
Rhode Island	1,691,890.00	0.20%
South Carolina	1,543,297.00	0.18%
South Dakota	385,051.00	0.05%
Tennessee	6,289,258.00	0.74%
Texas	26,733,320.00	3.16%
Utah	2,162,638.00	0.26%
Vermont	128,800.00	0.02%
Virginia	20,495,886.00	2.42%
Washington	30,458,978.00	3.60%
West Virginia	1,003,221.00	0.12%
Wisconsin	2,143,664.00	0.25%
Wyoming	117,698.00	0.01%

	847,113,624	100.00%

Geographic Distribution-MSAs
MSA	Balance
unknown	33,446,915.00	3.95%
Albany-Schenectady-Troy, NY MSA	2,012,471.00	0.24%
Albany, GA MSA	77,830.00	0.01%
Albuquerque, NM MSA	256,193.00	0.03%
Alexandria, LA MSA	1,002,225.00	0.12%
Allentown-Bethlehem-Easton, PA MSA	452,589.00	0.05%
Amarillo, TX MSA	58,401.00	0.01%
Atlanta, GA MSA	3,776,685.00	0.45%
Austin-San Marcos, TX MSA	716,730.00	0.08%
Bakersfield, CA MSA	12,058,162.00	1.42%
Barnstable-Yarmouth, MA MSA	1,223,918.00	0.14%
Baton Rouge, LA MSA	2,404,689.00	0.28%
Beaumont-Port Arthur, TX MSA	518,592.00	0.06%
Bellingham, WA MSA	220,206.00	0.03%
Benton Harbor, MI MSA	79,084.00	0.01%
Biloxi-Gulfport-Pascagoula, MS MSA	680,759.00	0.08%
Boise City, ID MSA	2,022,100.00	0.24%
Boston-Worcester-Lawrence, MA-NH-ME-CT CMSA	54,189,858.00	6.40%
Brownsville-Harlingen-San Benito, TX MSA	126,248.00	0.01%
Buffalo-Niagara Falls, NY MSA	154,806.00	0.02%
Canton-Massillon, OH MSA	352,565.00	0.04%
Cedar Rapids, IA MSA	229,947.00	0.03%
Charleston-North Charleston, SC MSA	1,033,599.00	0.12%
Charlottesville, VA MSA	120,315.00	0.01%
Charlotte-Gastonia-Rock Hill, NC-SC MSA	673,250.00	0.08%
Chattanooga, TN-GA MSA	279,034.00	0.03%
Chicago-Gary-Kenosha, IL-IN-WI CMSA	29,678,354.00	3.50%
Chico-Paradise, CA MSA	746,340.00	0.09%
Cincinnati-Hamilton, OH-KY-IN CMSA	1,021,383.00	0.12%
Clarksville-Hopkinsville, TN-KY MSA	71,458.00	0.01%
Cleveland-Akron, OH CMSA	1,626,789.00	0.19%
Colorado Springs, CO MSA	396,060.00	0.05%
Columbus, GA-AL MSA	154,897.00	0.02%
Columbus, OH MSA	451,721.00	0.05%
Corpus Christi, TX MSA	144,879.00	0.02%
Cumberland, MD-WV MSA	315,828.00	0.04%
Dallas-Fort Worth, TX CMSA	12,488,610.00	1.47%
Daytona Beach, FL MSA	997,426.00	0.12%
Dayton-Springfield, OH MSA	515,791.00	0.06%
Denver-Boulder-Greeley, CO CMSA	1,874,427.00	0.22%
Des Moines, IA MSA	118,521.00	0.01%
Detroit-Ann Arbor-Flint, MI CMSA	2,598,043.00	0.31%
Dover, DE MSA	352,223.00	0.04%
Elkhart-Goshen, IN MSA	59,883.00	0.01%
Eugene-Springfield, OR MSA	541,197.00	0.06%
Fayetteville-Springdale-Rogers, AR MSA	224,886.00	0.03%
Florence, SC MSA	109,787.00	0.01%
Fort Collins-Loveland, CO MSA	148,834.00	0.02%
Fort Myers-Cape Coral, FL MSA	4,882,561.00	0.58%
Fort Pierce-Port St. Lucie, FL MSA	2,698,262.00	0.32%
Fort Smith, AR-OK MSA	120,000.00	0.01%
Fort Walton Beach, FL MSA	1,073,399.00	0.13%
Fort Wayne, IN MSA	177,076.00	0.02%
Fresno, CA MSA	4,833,669.00	0.57%
Greensboro--Winston-Salem--High Point, N	136,341.00	0.02%
Greenville-Spartanburg-Anderson, SC MSA	79,827.00	0.01%
Harrisburg-Lebanon-Carlisle, PA MSA	137,661.00	0.02%
Hartford, CT MSA	1,551,943.00	0.18%
Hattiesburg, MS MSA	108,982.00	0.01%
Honolulu, HI MSA	2,599,807.00	0.31%
Houma, LA MSA	246,111.00	0.03%
Houston-Galveston-Brazoria, TX CMSA	9,513,940.00	1.12%
Indianapolis, IN MSA	771,527.00	0.09%
Jacksonville, FL MSA	3,118,994.00	0.37%
Jackson, MI MSA	117,060.00	0.01%
Jackson, MS MSA	2,764,860.00	0.33%
Jackson, TN MSA	131,810.00	0.02%
Janesville-Beloit, WI MSA	142,722.00	0.02%
Kalamazoo-Battle Creek, MI MSA	175,862.00	0.02%
Kansas City, MO-KS MSA	316,844.00	0.04%
Killeen-Temple, TX MSA	144,747.00	0.02%
Knoxville, TN MSA	1,166,550.00	0.14%
Lafayette, LA MSA	871,457.00	0.10%
Lake Charles, LA MSA	427,426.00	0.05%
Lakeland-Winter Haven, FL MSA	1,709,148.00	0.20%
Lancaster, PA MSA	145,565.00	0.02%
Las Cruces, NM MSA	453,054.00	0.05%
Las Vegas, NV-AZ MSA	10,010,369.00	1.18%
Lexington, KY MSA	87,213.00	0.01%
Little Rock-North Little Rock, AR MSA	408,722.00	0.05%
Longview-Marshall, TX MSA	93,218.00	0.01%
Los Angeles-Riverside-Orange County, CA	209,467,920.00	24.73%
Louisville, KY-IN MSA	392,728.00	0.05%
Lubbock, TX MSA	195,678.00	0.02%
Madison, WI MSA	905,952.00	0.11%
Mansfield, OH MSA	86,386.00	0.01%
McAllen-Edinburg-Mission, TX MSA	768,564.00	0.09%
Medford-Ashland, OR MSA	1,226,332.00	0.14%
Melbourne-Titusville-Palm Bay, FL MSA	472,407.00	0.06%
Memphis, TN-AR-MS MSA	3,721,201.00	0.44%
Merced, CA MSA	2,161,296.00	0.26%
Miami-Fort Lauderdale, FL CMSA	32,042,982.00	3.78%
Milwaukee-Racine, WI CMSA	381,938.00	0.05%
Minneapolis-St. Paul, MN-WI MSA	1,588,055.00	0.19%
Missoula, MT MSA	343,113.00	0.04%
Modesto, CA MSA	3,786,684.00	0.45%
Monroe, LA MSA	460,690.00	0.05%
Muncie, IN MSA	104,645.00	0.01%
Myrtle Beach, SC MSA	201,055.00	0.02%
Naples, FL MSA	3,513,044.00	0.41%
Nashville, TN MSA	1,803,974.00	0.21%
New London-Norwich, CT-RI MSA	174,805.00	0.02%
New Orleans, LA MSA	2,353,301.00	0.28%
New York-Northern New Jersey-Long Island	98,708,867.00	11.65%
Norfolk-Virginia Beach-Newport News, VA-	2,520,809.00	0.30%
Ocala, FL MSA	1,025,614.00	0.12%
Odessa-Midland, TX MSA	99,843.00	0.01%
Oklahoma City, OK MSA	865,247.00	0.10%
Orlando, FL MSA	6,772,499.00	0.80%
Panama City, FL MSA	74,918.00	0.01%
Pensacola, FL MSA	123,896.00	0.01%
Peoria-Pekin, IL MSA	80,642.00	0.01%
Philadelphia-Wilmington-Atlantic City, P	8,709,568.00	1.03%
Phoenix-Mesa, AZ MSA	13,643,887.00	1.61%
Pittsburgh, PA MSA	712,846.00	0.08%
Pittsfield, MA MSA	129,629.00	0.02%
Portland-Salem, OR-WA CMSA	4,079,021.00	0.48%
Portland, ME MSA	59,778.00	0.01%
Providence-Fall River-Warwick, RI-MA MSA	2,440,963.00	0.29%
Pueblo, CO MSA	34,399.00	0.00%
Punta Gorda, FL MSA	144,691.00	0.02%
Raleigh-Durham-Chapel Hill, NC MSA	356,766.00	0.04%
Reading, PA MSA	139,915.00	0.02%
Redding, CA MSA	242,377.00	0.03%
Reno, NV MSA	1,061,589.00	0.13%
Richland-Kennewick-Pasco, WA MSA	659,218.00	0.08%
Richmond-Petersburg, VA MSA	1,049,178.00	0.12%
Roanoke, VA MSA	229,905.00	0.03%
Rochester, NY MSA	1,212,507.00	0.14%
Rockford, IL MSA	196,704.00	0.02%
Sacramento-Yolo, CA CMSA	16,583,598.00	1.96%
Salinas, CA MSA	3,923,344.00	0.46%
Salt Lake City-Ogden, UT MSA	1,228,494.00	0.15%
San Antonio, TX MSA	1,385,374.00	0.16%
San Diego, CA MSA	9,062,347.00	1.07%
San Francisco-Oakland-San Jose, CA CMSA	60,642,937.00	7.16%
San Luis Obispo-Atascadero-Paso Robles,	445,325.00	0.05%
Santa Barbara-Santa Maria-Lompoc, CA MSA	1,362,000.00	0.16%
Sarasota-Bradenton, FL MSA	1,311,415.00	0.15%
Savannah, GA MSA	289,386.00	0.03%
Seattle-Tacoma-Bremerton, WA CMSA	24,080,609.00	2.84%
Shreveport-Bossier City, LA MSA	1,990,521.00	0.23%
Sioux Falls, SD MSA	385,051.00	0.05%
Spokane, WA MSA	820,846.00	0.10%
Springfield, MA MSA	2,605,692.00	0.31%
Springfield, MO MSA	110,255.00	0.01%
Stockton-Lodi, CA MSA	9,080,630.00	1.07%
St. Louis, MO-IL MSA	768,496.00	0.09%
Syracuse, NY MSA	143,386.00	0.02%
Tallahassee, FL MSA	301,262.00	0.04%
Tampa-St. Petersburg-Clearwater, FL MSA	3,990,631.00	0.47%
Tucson, AZ MSA	546,221.00	0.06%
Tulsa, OK MSA	325,578.00	0.04%
Tyler, TX MSA	82,356.00	0.01%
Visalia-Tulare-Porterville, CA MSA	1,973,537.00	0.23%
Washington-Baltimore, DC-MD-VA-WV CMSA	60,799,058.00	7.18%
West Palm Beach-Boca Raton, FL MSA	5,373,774.00	0.63%
Williamsport, PA MSA	132,325.00	0.02%
Yakima, WA MSA	292,410.00	0.03%
York, PA MSA	354,292.00	0.04%
Youngstown-Warren, OH MSA	214,569.00	0.03%
Yuba City, CA MSA	958,644.00	0.11%

	847,113,624	100.00%

Classification	Total	Percentage	Check	Check
Mortgage Rate
Gross Margin
ARM Maximum Rate
Initial Cap
Periodic Cap
CLTV
Credit Score
DTI
Loan Balance
Occupacy
Loan Term
Purpose
Type
IO
Hybrid
Property
Doc
Lien
PMI
State
MSA

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LTV :	Fixed $	2/28 $	3/27 $	5/25 $	Other	MH Stratification:
Below 70	19,301,797	36,144,446	1,086,130	310,000	4,304,056	Total Balance
70.01 to 75	4,951,016	15,396,079	650,404	0	1,193,515	% Pool Balance
75.01 to 80	43,573,756	427,470,736	11,828,609	1,803,199	34,863,009	Ave. FICO
80.01 to 85	10,944,374	32,672,778	1,303,351	102,762	1,612,174	Ave. LTV
85.01 to 90	14,222,698	38,284,513	2,202,780	233,997	934,054	% Full Docs
90.01 to 95	11,559,631	39,588,700	2,770,564	325,480	1,447,015
95.01 to 100	84,835,216	1,196,784	0	0	0	Silent Seconds Stratification:
100.01 plus	0	0	0	0	0	Total Balance	466,542,895
						% Pool Balance	55.07%
FICO						Ave. FICO	656
below 549	3,225,290	36,284,393	794,444	0	326,579	Ave. LTV	79.95
550 to 574	4,886,056	30,798,806	1,380,931	325,480	0	% Full Docs	20.77%
575 to 599	18,506,762	50,882,087	1,567,117	326,929	291,120
600 to 624	45,678,293	144,568,284	3,488,173	613,511	941,235	Second Lien Stratification:
625 to 649	45,124,591	117,000,887	3,570,161	764,518	1,923,144	Total Balance	91,847,830
650 to 674	31,373,463	88,736,681	2,799,047	430,000	1,731,453	% Pool Balance	10.84%
675 to 699	17,889,656	51,031,130	3,344,364	0	14,157,684	Ave. FICO	647
700 plus	22,704,377	71,451,768	2,897,601	315,000	24,982,607	Ave. LTV	99.45
						% Full Docs	22.23%
Property Type:
Single-Family Detached	133,377,027	400,191,490	13,123,467	2,210,990	28,746,101	LTV Above 90 Stratification:
PUD	17,490,783	79,341,545	2,265,549	238,968	8,463,756	Total Balance	141,723,390
Condo	13,925,549	47,520,629	1,574,616	0	4,381,229	% Pool Balance	16.73%
3+ Family Det.	24,595,129	63,700,372	2,878,207	325,480	2,762,737	Ave. FICO	636
Manufactured House						Ave. LTV	97.85
Other						% Full Docs	34.98%

Purpose:
Purchase	93,397,039	371,808,328	8,237,094	1,053,574	27,784,889
Refinance rate/term	6,184,464	10,955,764	395,670	315,000	1,582,543
Cash Out Refi (COF) Below 70 LTV	18,586,937	32,011,927	1,086,130	310,000	3,729,056
COF with LTV 70.01 to 75	4,540,879	11,454,567	650,404	0	181,015
COF with LTV 75.01 to 80	26,256,780	94,691,932	3,378,038	434,624	8,338,013
COF with LTV 80.01 to 85	8,115,612	24,043,473	1,303,351	102,762	1,244,965
COF with LTV 85.01 to 90	11,445,968	22,593,471	2,202,780	233,997	293,154
COF with LTV 90.01 to 95	7,517,232	23,065,446	2,588,371	325,480	1,200,189
COF with LTV 95.01 to 100	13,343,578	129,128	0	0	0
COF with LTV 100.01 plus
Other

Occupancy Status:
Owner Occupied	183,286,059	567,040,381	18,699,506	2,775,438	41,460,851
2nd Home	3,063,779	12,018,204	648,000	0	2,635,396
Investment	3,038,650	11,695,452	494,332	0	257,575
Other

Loan Balance
Below 50,000	21,463,514	1,421,421	0	0	0
50,000.01 to 100,000	49,818,653	20,770,466	432,223	214,974	540,445
100,000.01 to 150,000	33,598,463	45,063,582	1,805,262	222,762	1,842,682
150,000.01 to 200,000	15,580,050	57,770,816	1,549,252	150,968	2,409,522
200,000.01 to 400,000	47,666,311	275,684,155	9,489,547	2,186,735	19,957,888
400,000.01 to 500,000	9,972,182	95,082,142	2,668,417	0	5,439,442
500,000.01 to 600,000	4,890,506	46,810,202	1,112,788	0	5,385,219
600,000.01 to 1,000,000	5,325,409	41,670,112	2,784,350	0	7,766,124
1,000,000.01 and above	1,073,399	6,481,141	0	0	1,012,500

Loan Term
>30 Years
30 Years	95,270,037	590,754,036	19,841,839	2,775,438	44,082,922
20 Years	579,217	0	0	0	270,900
15 Years	93,477,579	0	0	0	0
Other	61,656	0	0	0	0

Documentation Type
Full Documentation	58,171,906	155,094,703	5,672,747	1,495,656	11,799,963
Limited Documentation	37,669,395	98,841,045	4,465,282	150,968	8,073,984
Stated Docs with LTV below 70	4,989,561	19,202,838	687,712	310,000	1,710,801
Stated Docs with LTV 70.01 to 75	2,679,352	9,030,991	224,851	0	0
Stated Docs with LTV 75.01 to 80	18,094,775	266,928,462	6,583,290	818,814	21,385,959
Stated Docs with LTV 80.01 to 85	3,870,872	9,363,801	144,381	0	130,900
Stated Docs with LTV 85.01 to 90	3,732,835	9,580,000	426,566	0	0
Stated Docs with LTV 90.01 to 95	4,644,448	4,329,112	0	0	246,827
Stated Docs with LTV 95.01 to 100	50,107,067	183,874	0	0	0
Stated Docs with LTV above 100.01
Other	5,428,279	18,199,211	1,637,011	0	1,005,389

Lien Status
1st Lien	97,540,658	590,754,036	19,841,839	2,775,438	44,353,822
Second Liens with LTV below 85	279,571	0	0	0	0
Second Liens with LTV 85.01 to 90	1,466,225	0	0	0	0
Second Liens with LTV 90.01 to 95	5,448,542	0	0	0	0
Second Liens with LTV 95.01 to 100	84,653,493	0	0	0	0
Second Liens with LTV above 100.01

Interest Only
Dollar of Mortgage Type		74,874,775	3,697,888	1,066,997	27297513.07
Ave. FICO		663	666	670	711
Ave. LTV		82	82	74	77.81
% Stated Docs		30	21	70	43.06
% Full Docs		35.99	48	30	30.67

HASCO 2006 WMC1

	SPEED	SHOCK	CDR BRK	COLLAT LOSS
M8	50%	NONE	8.04	16.24%
M8	100%	NONE	7.43	9.01%
M8	150%	NONE	7.21	6.06%
M8	40CPR	NONE	7.84	6.94%
M8	50%	-100	8.43	16.79%
M8	100%	-100	7.63	9.22%
M8	150%	-100	7.04	5.92%
M8	40CPR	-100	7.65	6.79%
M8	50%	+200	7.43	15.35%
M8	100%	+200	7.62	9.21%
M8	150%	+200	8.75	7.24%
M8	40CPR	+200	9.21	8.01%

M7	50%	NONE	8.69	17.17%
M7	100%	NONE	8.56	10.18%
M7	150%	NONE	8.8	7.28%
M7	40CPR	NONE	9.36	8.12%
M7	50%	-100	9.12	17.75%
M7	100%	-100	8.75	10.37%
M7	150%	-100	8.61	7.14%
M7	40CPR	-100	9.14	7.96%
M7	50%	+200	8.05	16.28%
M7	100%	+200	8.81	10.44%
M7	150%	+200	10.41	8.49%
M7	40CPR	+200	10.84	9.23%

HASCO 2006 WMC1

%PX SPEED	100	100	50 FRM / 150 ARM	50 FRM / 150 ARM	50 FRM / 150 ARM
SEV	50	50	0	0	0
RATE	FWD	FWD+200	FWD	FWD+200	FWD-100
CDR	5	5	0	0	0
	XS	XS	M AFC	M AFC	M AFC
	INCLUDING	INCLUDING	INCLUDING	INCLUDING	INCLUDING
	PMTS/RECTS OF	PMTS/RECTS OF	PMTS/RECTS OF	PMTS/RECTS OF	PMTS/RECTS OF
	SWAP/CAP	SWAP/CAP	SWAP/CAP	SWAP/CAP	SWAP/CAP

1	*	*	*	*	*
2	1.62%	2.31%	7.10%	9.04%	6.13%
3	1.62%	2.08%	7.19%	9.12%	6.22%
4	1.60%	2.29%	7.10%	9.02%	6.14%
5	1.60%	2.04%	7.16%	9.07%	6.21%
6	1.58%	2.27%	7.10%	9.00%	6.15%
7	1.64%	2.30%	7.17%	9.11%	6.23%
8	1.67%	1.69%	7.35%	9.29%	6.42%
9	1.61%	2.22%	7.10%	9.04%	6.17%
10	1.61%	1.99%	7.17%	9.11%	6.24%
11	1.58%	2.16%	7.06%	9.00%	6.14%
12	1.58%	1.89%	7.08%	9.01%	6.17%
13	1.64%	2.09%	7.10%	9.04%	6.20%
14	1.62%	2.04%	7.07%	9.00%	6.18%
15	1.64%	1.79%	7.11%	9.03%	6.23%
16	1.92%	1.99%	7.37%	9.29%	6.50%
17	1.95%	1.88%	7.47%	9.38%	6.60%
18	1.91%	1.94%	7.38%	9.28%	6.52%
19	1.90%	1.93%	7.39%	9.29%	6.54%
20	1.98%	1.86%	7.60%	9.50%	6.77%
21	1.89%	1.89%	7.41%	9.30%	6.59%
22	2.64%	2.43%	8.10%	9.99%	7.23%
23	3.94%	3.66%	9.05%	10.94%	8.16%
24	3.99%	3.69%	9.18%	11.08%	8.31%
25	3.91%	3.58%	8.98%	10.87%	8.14%
26	3.90%	3.56%	8.96%	10.85%	8.13%
27	3.97%	3.64%	9.12%	11.01%	8.31%
28	4.06%	3.77%	9.04%	10.96%	8.17%
29	4.53%	4.30%	9.49%	11.43%	8.39%
30	4.45%	4.21%	9.30%	11.24%	8.24%
31	4.46%	4.21%	9.29%	11.21%	8.25%
32	4.73%	4.51%	9.90%	11.82%	8.85%
33	4.48%	4.23%	9.27%	11.18%	8.28%
34	4.67%	4.62%	9.51%	11.51%	8.51%
35	4.51%	4.74%	9.35%	11.54%	8.36%
36	4.59%	4.85%	9.54%	11.73%	8.56%
37	4.49%	4.74%	9.31%	11.46%	8.37%
38	4.47%	4.74%	9.29%	11.43%	8.38%
39	4.57%	4.86%	9.49%	11.61%	8.58%
40	4.49%	4.94%	9.27%	11.43%	8.39%
41	4.62%	5.47%	9.48%	11.84%	8.62%
42	4.50%	5.36%	9.25%	11.56%	8.42%
43	4.50%	5.36%	9.22%	11.49%	8.42%
44	5.04%	5.15%	10.16%	11.48%	9.83%
45	4.48%	4.49%	9.15%	10.41%	8.87%
46	4.68%	4.78%	9.44%	10.72%	9.15%
47	4.49%	4.67%	9.11%	10.41%	8.84%
48	4.67%	4.91%	9.39%	10.70%	9.12%
49	4.49%	4.72%	9.06%	10.34%	8.81%
50	4.52%	4.75%	9.04%	10.28%	8.80%
51	4.72%	5.00%	9.32%	10.55%	9.08%
52	4.55%	4.83%	9.00%	10.21%	8.78%
53	4.79%	5.12%	9.30%	10.50%	9.07%
54	4.56%	4.93%	8.97%	10.19%	8.77%
55	4.47%	4.96%	8.95%	10.25%	8.75%
56	5.04%	5.63%	9.89%	11.21%	9.68%
57	4.48%	5.01%	8.91%	10.18%	8.73%
58	4.69%	5.26%	9.19%	10.46%	9.01%
59	4.52%	5.08%	8.88%	10.11%	8.71%
60	4.74%	5.32%	9.16%	10.37%	8.99%
61	4.61%	5.13%	8.85%	9.99%	8.69%
62	4.62%	5.16%	8.83%	9.95%	8.68%
63	4.82%	5.40%	9.11%	10.22%	8.95%
64	4.66%	5.22%	8.80%	9.89%	8.66%
65			9.08%	10.16%	8.94%
66			8.77%	9.85%	8.64%
67			8.75%	9.86%	8.63%
68			9.34%	10.45%	9.21%
69			8.73%	9.80%	8.61%
70			9.00%	10.07%	8.89%
71			8.70%	9.74%	8.59%
72

(US$)	LTV
FICO	<= 60%	61% - 65%	66% - 70%	71% - 75%	76% - 80%	81% - 85%	86% - 90%	91% - 95%	96% - 100%	> 100%
<= 550	0.64%	0.21%	0.52%	0.39%	1.08%	0.94%	0.95%	0.24%	0.00%	0.00%
551 - 575	0.50%	0.21%	0.28%	0.33%	0.59%	0.67%	0.40%	1.42%	0.01%	0.00%
576-600	0.67%	0.35%	0.33%	0.39%	4.38%	0.54%	0.50%	0.80%	0.90%	0.00%
601- 620	0.31%	0.22%	0.45%	0.49%	12.10%	0.73%	1.65%	1.18%	2.32%	0.00%
621-640	0.36%	0.18%	0.43%	0.40%	9.57%	0.95%	0.82%	1.01%	1.88%	0.00%
641-660	0.15%	0.24%	0.19%	0.12%	10.25%	0.70%	0.77%	0.87%	1.74%	0.00%
661-680	0.04%	0.12%	0.10%	0.05%	7.05%	0.44%	0.69%	0.30%	1.34%	0.00%
681-700	0.07%	0.06%	0.16%	0.24%	5.53%	0.14%	0.19%	0.22%	0.61%	0.00%
701-720	0.06%	0.07%	0.03%	0.00%	4.80%	0.05%	0.23%	0.33%	0.64%	0.00%
721-740	0.00%	0.00%	0.01%	0.01%	2.89%	0.18%	0.13%	0.16%	0.35%	0.00%
741-760	0.04%	0.00%	0.04%	0.00%	1.61%	0.09%	0.08%	0.04%	0.18%	0.00%
>= 760	0.12%	0.04%	0.03%	0.21%	1.48%	0.08%	0.18%	0.02%	0.19%	0.00%

Lien
1st	2.95%	1.69%	2.57%	2.62%	61.30%	5.50%	6.42%	5.93%	0.16%	0.00%
2nd	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	0.17%	0.64%	9.99%	0.00%

Junior Lien(s) (CLTVs)
<= 80%	0.00%	0.22%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
81% - 85%	0.00%	0.00%	0.00%	0.00%	0.10%	0.00%	0.00%	0.00%	0.00%	0.00%
86% - 90%	0.00%	0.01%	0.00%	0.02%	3.23%	0.00%	0.00%	0.00%	0.00%	0.00%
91% - 95%	0.00%	0.00%	0.00%	0.21%	6.52%	0.03%	0.10%	0.00%	0.00%	0.00%
96% - 100%	0.00%	0.00%	0.02%	0.29%	88.80%	0.29%	0.07%	0.09%	0.00%	0.00%
> 100%

Orig. Loan Balance
< $100,000	0.28%	0.08%	0.09%	0.15%	2.01%	0.29%	0.49%	0.98%	6.81%	0.00%
$100,000 - $150,000	0.26%	0.13%	0.27%	0.20%	4.51%	0.61%	0.54%	0.80%	2.41%	0.00%
$151,000 - $200,000	0.58%	0.09%	0.38%	0.16%	5.74%	0.49%	0.54%	0.52%	0.65%	0.00%
$201,000 - $250,000	0.29%	0.35%	0.27%	0.29%	6.93%	0.84%	0.68%	0.56%	0.25%	0.00%
$251,000 - $300,000	0.30%	0.32%	0.43%	0.38%	8.27%	0.57%	0.88%	0.52%	0.03%	0.00%
$301,000 - $350,000	0.46%	0.12%	0.24%	0.23%	7.56%	0.54%	0.77%	0.87%	0.00%	0.00%
$351,000 - $400,000	0.13%	0.18%	0.27%	0.22%	6.03%	0.61%	0.97%	0.56%	0.00%	0.00%
$401,000 - $450,000	0.05%	0.10%	0.05%	0.20%	5.77%	0.35%	0.66%	0.50%	0.00%	0.00%
$451,000 - $500,000	0.00%	0.00%	0.11%	0.12%	4.09%	0.34%	0.46%	0.56%	0.00%	0.00%
> $500,000	0.59%	0.33%	0.47%	0.66%	10.42%	0.88%	0.63%	0.70%	0.00%	0.00%

Loan Purpose
Purchase	0.13%	0.17%	0.20%	0.55%	44.72%	0.92%	1.80%	2.36%	8.45%	0.00%
Refinance: Cash Out	2.74%	1.49%	2.35%	1.99%	15.71%	4.11%	4.34%	4.10%	1.59%	0.00%
Refinance: Rate Term	0.08%	0.04%	0.03%	0.08%	0.90%	0.48%	0.46%	0.11%	0.11%	0.00%

Documentation Type
Full	0.80%	0.54%	0.90%	0.72%	13.52%	2.35%	2.74%	3.40%	2.45%	0.00%
Reduced	0.96%	0.46%	0.39%	0.49%	10.77%	1.56%	2.23%	2.09%	1.76%	0.00%
Stated	1.20%	0.69%	1.29%	1.41%	37.04%	1.59%	1.62%	1.09%	5.94%	0.00%

Occupancy
Owner-Occupied	2.85%	1.50%	2.54%	2.54%	59.91%	5.08%	5.62%	6.10%	9.86%	0.00%
Second Home	0.06%	0.02%	0.00%	0.03%	1.32%	0.04%	0.14%	0.26%	0.29%	0.00%
Investment Property	0.04%	0.17%	0.03%	0.05%	0.10%	0.39%	0.83%	0.21%	0.00%	0.00%

Property Type
Single-Family Residence	2.41%	1.18%	2.01%	1.94%	40.56%	4.33%	4.84%	4.17%	6.75%	0.00%
PUD	0.09%	0.13%	0.18%	0.34%	8.79%	0.42%	0.32%	0.93%	1.53%	0.00%
Condominium	0.19%	0.18%	0.17%	0.06%	5.31%	0.14%	0.39%	0.59%	0.95%	0.00%
Co-Op	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
CondOp	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Multi-Family	0.26%	0.20%	0.22%	0.29%	6.67%	0.62%	1.05%	0.88%	0.93%	0.00%
Manufactured Housing	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

DTI
< 30%	0.46%	0.17%	0.34%	0.39%	3.84%	0.79%	0.66%	0.61%	0.62%	0.00%
30% - 34%	0.34%	0.25%	0.42%	0.29%	3.73%	0.42%	0.62%	0.42%	0.67%	0.00%
35% - 39%	0.39%	0.14%	0.67%	0.38%	9.19%	0.88%	1.25%	0.78%	1.38%	0.00%
40% - 44%	0.42%	0.32%	0.34%	0.45%	11.70%	1.14%	0.68%	1.51%	1.88%	0.00%
45% - 49%	1.09%	0.52%	0.68%	0.92%	28.45%	1.86%	2.32%	2.33%	4.91%	0.00%
50% - 54%	0.25%	0.14%	0.12%	0.18%	3.84%	0.31%	0.87%	0.80%	0.60%	0.00%
> 55%	0.01%	0.14%	0.01%	0.00%	0.59%	0.12%	0.20%	0.12%	0.10%	0.00%

Loan Type
Fixed < 15-yr	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Fixed - 15-yr	0.05%	0.00%	0.04%	0.02%	0.00%	0.07%	0.03%	0.01%	0.06%	0.00%
Fixed - 16-29-yr	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.03%	0.00%	0.01%	0.00%
Fixed - 30-yr	0.46%	0.38%	0.50%	0.41%	3.21%	0.71%	0.80%	0.45%	0.04%	0.00%
Fixed > 30-yr	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Fixed <= 5yr IO	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Fixed - > 5yr & <10yr IO	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Fixed - >= 10yr IO	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
3/1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
5/1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
7/1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
10/1	0.13%	0.00%	0.06%	0.02%	1.60%	0.03%	0.00%	0.09%	0.00%	0.00%
3/1 - IO	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
5/1 - IO	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
7/1 - IO	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
10/1 - IO	0.19%	0.00%	0.13%	0.12%	2.52%	0.15%	0.08%	0.04%	0.00%	0.00%
2/28	1.75%	0.91%	1.46%	1.71%	43.72%	3.38%	3.90%	4.01%	0.14%	0.00%
3/27	0.02%	0.01%	0.05%	0.08%	1.13%	0.12%	0.21%	0.28%	0.00%	0.00%
5/25	0.00%	0.00%	0.00%	0.00%	0.15%	0.01%	0.00%	0.04%	0.00%	0.00%
2/28 - IO	0.00%	0.10%	0.05%	0.11%	6.74%	0.50%	0.65%	0.70%	0.00%	0.00%
3/27 - IO	0.00%	0.03%	0.02%	0.00%	0.27%	0.03%	0.05%	0.04%	0.00%	0.00%
5/25 - IO	0.04%	0.00%	0.00%	0.00%	0.06%	0.00%	0.03%	0.00%	0.00%	0.00%
Balloon Other	0.31%	0.27%	0.26%	0.16%	1.89%	0.51%	0.65%	0.26%	0.00%	0.00%
15 Year Balloon	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	0.17%	0.64%	9.90%	0.00%

IO & ARM Term Co-Incident
IO Term (Mos)
0
12
24
36
60	0.37%	0.96%	0.49%	0.88%	50.93%	4.05%	4.88%	5.51%	0.00%	0.00%
84
120	1.44%	0.00%	1.05%	0.95%	25.05%	1.29%	1.47%	0.68%	0.00%	0.00%

Neg Am
105%
110%
115%
125%
> 125%
Geography (ZIP+4)
33018	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	0.00%	0.02%	0.00%	0.00%
92503	0.00%	0.00%	0.03%	0.05%	0.07%	0.00%	0.00%	0.00%	0.02%	0.00%
33177	0.00%	0.00%	0.00%	0.00%	0.08%	0.03%	0.00%	0.05%	0.00%	0.00%
33971	0.00%	0.00%	0.00%	0.00%	0.10%	0.00%	0.00%	0.00%	0.02%	0.00%
Other	2.95%	1.69%	2.54%	2.57%	61.05%	5.48%	6.60%	6.49%	10.12%	0.00%
Total:	2.95%	1.69%	2.57%	2.62%	61.33%	5.51%	6.60%	6.57%	10.16%	0.00%

(US$)	FICO
Combined LTV	<= 550	551 - 575	576-600	601- 620	621-640	641-660	661-680	681-700	701-720	721-740	741-760	>= 760
<= 60%	0.64%	0.50%	0.67%	0.31%	0.36%	0.15%	0.04%	0.07%	0.06%	0.00%	0.04%	0.12%
61% - 65%	0.21%	0.21%	0.35%	0.22%	0.18%	0.24%	0.12%	0.06%	0.07%	0.00%	0.00%	0.04%
66% - 70%	0.52%	0.28%	0.33%	0.45%	0.43%	0.19%	0.10%	0.16%	0.03%	0.01%	0.04%	0.03%
71% - 75%	0.39%	0.33%	0.39%	0.49%	0.40%	0.12%	0.05%	0.24%	0.00%	0.01%	0.00%	0.21%
76% - 80%	1.08%	0.59%	4.38%	12.10%	9.57%	10.25%	7.05%	5.53%	4.80%	2.89%	1.61%	1.48%
81% - 85%	0.94%	0.67%	0.54%	0.73%	0.95%	0.70%	0.44%	0.14%	0.05%	0.18%	0.09%	0.08%
86% - 90%	0.95%	0.40%	0.50%	1.65%	0.82%	0.77%	0.69%	0.19%	0.23%	0.13%	0.08%	0.18%
91% - 95%	0.24%	1.42%	0.80%	1.18%	1.01%	0.87%	0.30%	0.22%	0.33%	0.16%	0.04%	0.02%
96% - 100%	0.00%	0.01%	0.90%	2.32%	1.88%	1.74%	1.34%	0.61%	0.64%	0.35%	0.18%	0.19%
> 100%
Lien
1st	4.96%	4.39%	7.93%	16.92%	13.51%	13.14%	8.81%	6.58%	5.53%	3.34%	1.90%	2.13%
2nd	0.00%	0.01%	0.94%	2.53%	2.08%	1.88%	1.33%	0.65%	0.66%	0.37%	0.18%	0.20%
First Liens that have Simultaneous junior Liens (by Combined LTV)
<= 80%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.22%	0.00%	0.00%	0.00%	0.00%	0.00%
81% - 85%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.10%	0.00%	0.00%
86% - 90%	0.00%	0.00%	0.00%	0.91%	0.49%	0.28%	0.23%	0.32%	0.53%	0.00%	0.09%	0.39%
91% - 95%	0.05%	0.00%	0.41%	1.56%	1.76%	1.47%	0.48%	0.33%	0.51%	0.15%	0.00%	0.17%
96% - 100%	0.14%	0.16%	6.45%	17.00%	13.52%	15.61%	11.23%	8.98%	7.11%	4.60%	2.58%	2.18%
> 100%
Orig. Loan Balance
< $100,000	0.52%	0.33%	1.62%	2.45%	1.99%	1.50%	1.11%	0.63%	0.42%	0.30%	0.12%	0.19%
$100,000 - $150,000	0.74%	0.58%	1.18%	2.15%	1.39%	1.38%	0.86%	0.51%	0.38%	0.28%	0.16%	0.14%
$151,000 - $200,000	0.75%	0.57%	1.14%	1.81%	1.39%	1.31%	0.71%	0.47%	0.39%	0.15%	0.29%	0.16%
$201,000 - $250,000	0.85%	0.58%	1.03%	1.77%	1.99%	1.09%	1.31%	0.65%	0.51%	0.31%	0.14%	0.22%
$251,000 - $300,000	0.88%	0.43%	0.98%	2.53%	1.75%	1.65%	0.67%	1.04%	0.90%	0.36%	0.19%	0.32%
$301,000 - $350,000	0.40%	0.61%	0.61%	2.15%	1.99%	1.48%	1.24%	0.54%	0.69%	0.42%	0.34%	0.30%
$351,000 - $400,000	0.35%	0.22%	0.78%	1.72%	1.24%	1.26%	1.24%	0.87%	0.58%	0.48%	0.18%	0.04%
$401,000 - $450,000	0.30%	0.20%	0.45%	1.30%	0.97%	1.45%	0.75%	0.80%	0.60%	0.46%	0.20%	0.20%
$451,000 - $500,000	0.17%	0.11%	0.16%	1.08%	0.95%	1.19%	0.56%	0.50%	0.40%	0.34%	0.12%	0.11%
> $500,000	0.00%	0.75%	0.92%	2.49%	1.94%	2.70%	1.69%	1.22%	1.34%	0.61%	0.35%	0.66%
Loan Purpose
Purchase	0.50%	1.34%	4.21%	11.28%	8.83%	10.00%	7.08%	5.33%	4.41%	2.88%	1.66%	1.78%
Refinance: Cash Out	4.35%	2.94%	4.35%	7.90%	6.21%	4.76%	2.81%	1.82%	1.59%	0.81%	0.34%	0.53%
Refinance: Rate Term	0.12%	0.12%	0.31%	0.27%	0.56%	0.26%	0.25%	0.08%	0.19%	0.03%	0.08%	0.03%
Documentation Type
Full Documentation	2.66%	1.93%	5.04%	5.32%	4.26%	2.83%	1.43%	1.54%	0.82%	0.72%	0.40%	0.45%
Lite Documentation	1.36%	1.45%	1.94%	3.67%	3.01%	2.97%	2.39%	1.48%	1.17%	0.56%	0.35%	0.35%
Stated Documentation	0.94%	1.01%	1.89%	10.46%	8.33%	9.22%	6.33%	4.20%	4.19%	2.43%	1.33%	1.54%
Other
Occupancy
Owner-Occupied	4.92%	4.28%	8.67%	19.27%	15.19%	14.52%	9.60%	6.57%	5.73%	3.49%	1.70%	2.08%
Second Home	0.00%	0.06%	0.10%	0.07%	0.11%	0.13%	0.31%	0.45%	0.37%	0.13%	0.24%	0.21%
Investment Property	0.05%	0.05%	0.11%	0.11%	0.30%	0.38%	0.24%	0.22%	0.09%	0.09%	0.14%	0.05%
Property Type
Planned Unit Development	0.31%	0.60%	1.24%	2.54%	2.40%	1.71%	1.00%	1.04%	0.70%	0.51%	0.33%	0.35%
Single-Family Residence	4.30%	2.72%	6.64%	13.93%	10.76%	9.90%	7.34%	4.31%	3.87%	1.95%	1.13%	1.34%
Condominium	0.15%	0.35%	0.51%	1.18%	1.09%	1.53%	1.03%	0.86%	0.49%	0.46%	0.23%	0.06%
Multi-Family	0.21%	0.72%	0.48%	1.80%	1.35%	1.89%	0.76%	1.02%	1.13%	0.80%	0.39%	0.59%
DTI
< 30%	0.43%	0.29%	1.02%	1.55%	1.16%	0.89%	0.61%	0.85%	0.57%	0.15%	0.09%	0.26%
30% - 34%	0.40%	0.42%	0.63%	1.14%	1.27%	1.12%	0.60%	0.44%	0.51%	0.37%	0.07%	0.19%
35% - 39%	0.77%	0.34%	1.14%	3.29%	2.17%	1.98%	1.79%	1.37%	1.02%	0.39%	0.29%	0.50%
40% - 44%	0.74%	1.01%	1.27%	3.11%	2.73%	2.99%	2.28%	1.46%	0.93%	0.87%	0.76%	0.29%
45% - 49%	1.91%	1.86%	3.65%	8.77%	7.05%	6.92%	4.21%	2.70%	2.77%	1.67%	0.61%	0.96%
50% - 54%	0.69%	0.46%	0.89%	1.46%	1.03%	0.83%	0.49%	0.35%	0.34%	0.23%	0.20%	0.14%
> 55%	0.03%	0.02%	0.28%	0.12%	0.20%	0.28%	0.15%	0.07%	0.04%	0.03%	0.06%	0.00%
Loan Type
ARM - 6 Month	0.02%	0.00%	0.00%	0.03%	0.00%	0.04%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Fixed < 15-yr	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Fixed - 15-yr	0.05%	0.01%	0.95%	2.56%	2.14%	1.89%	1.35%	0.66%	0.66%	0.37%	0.20%	0.21%
Fixed - 16-29-yr	0.03%	0.01%	0.00%	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%
Fixed - 30-yr	0.15%	0.19%	0.44%	0.66%	1.06%	0.95%	0.20%	0.14%	0.34%	0.08%	0.06%	0.03%
Fixed > 30-yr	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Fixed - >= 10yr IO	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2/28	4.37%	3.68%	5.88%	13.02%	9.40%	9.56%	5.55%	3.26%	2.55%	1.54%	0.85%	1.23%
3/27	0.11%	0.15%	0.16%	0.21%	0.39%	0.21%	0.25%	0.19%	0.15%	0.08%	0.00%	0.00%
5/25	0.00%	0.04%	0.03%	0.00%	0.13%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2/28 - IO	0.00%	0.00%	0.43%	1.67%	1.10%	1.10%	1.48%	0.90%	1.23%	0.50%	0.32%	0.11%
3/27 - IO	0.00%	0.00%	0.03%	0.02%	0.10%	0.01%	0.12%	0.05%	0.04%	0.03%	0.03%	0.00%
5/25 - IO	0.00%	0.00%	0.01%	0.03%	0.00%	0.04%	0.01%	0.00%	0.00%	0.00%	0.04%	0.00%
IO & ARM Term Co-Incident
IO Term (Mos)
0
24
36
60	0.00%	0.00%	3.24%	11.60%	8.59%	8.70%	11.53%	6.92%	9.20%	4.81%	2.83%	0.66%
120	0.00%	0.00%	0.43%	2.12%	2.27%	0.39%	3.03%	8.71%	5.65%	4.91%	0.98%	3.45%
Neg Am
105%
110%
115%
125%
> 125%
Geography (ZIP+4)
60629	0.02%	0.00%	0.03%	0.00%	0.00%	0.06%	0.00%	0.00%	0.00%	0.03%	0.02%	0.00%
60804	0.02%	0.00%	0.00%	0.03%	0.06%	0.04%	0.00%	0.00%	0.00%	0.03%	0.00%	0.00%
92376	0.00%	0.00%	0.00%	0.02%	0.08%	0.00%	0.05%	0.00%	0.00%	0.00%	0.03%	0.07%
92553	0.00%	0.00%	0.03%	0.03%	0.00%	0.00%	0.04%	0.00%	0.00%	0.00%	0.00%	0.00%
78045	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
60628	0.00%	0.00%	0.04%	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
60639	0.00%	0.04%	0.09%	0.00%	0.00%	0.00%	0.07%	0.00%	0.05%	0.00%	0.00%	0.00%
77459	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%	0.00%	0.00%	0.00%	0.03%	0.00%	0.00%
77489	0.00%	0.00%	0.01%	0.01%	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%
78577	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Other	4.92%	4.36%	8.68%	19.33%	15.46%	14.88%	9.99%	7.22%	6.15%	3.61%	2.03%	2.27%

Neg Am

Geography (ZIP+4)

Strats Request Introduction

This workbook has four data sheets for data input: One Structure sheet and three Collateral sheets. The Structure sheet is for the structure of the offered notes, input cells are highlighted and an example sheet is shown.

The collateral sheets are for the assets underlying the deal, input cells are highlighted. With the exception of the summary statistics table each cell should contain the weighted percentage of deals that answer the given criteria, e.g. what % are owner occupied, what % have FICO of 640-659 and are IO. The Collateral Total sheet is for the entire deal, with the other sheets for the individual groups.

Deal Structure Request Sheet

Deal launched Date
Originator
Servicer
Collateral
Size in USD

Structure:

Tranche name	Rating: Moodys/S&P	Size (M$)	Spread	WAL	Credit Enhacement

Excess spread
Reserve fund
Max reserve fund

Example:

	Deal launched Date	Tuesday, March 01, 2005
	Originator	XXXXX
	Servicer	YYYY
	Collateral	Resi B&C
	Size in USD	500,000,000

	Structure:

Tranche name	Rating: Moodys/S&P	Size (M$)	Spread	WAL	Credit Enhacement

A1	AAA/AAA	200		1	60.00%
A2	AAA/AAA	140		3	32.00%
A3	AAA/AAA	50		6.23/9.66	22.00%
	AAA/AAA				22.00%
	AAA/AAA				22.00%
M1	Aa2/AA	55		5	11.00%
M2	A2/A	30		5	5.00%
M3	A3/A-	5		4.6	4.00%
B1	Baa1/BBB+	5		4.6	3.00%
B2	Baa2/BBB	5		4.5	2.00%
B3	Baa3/BBB-	5		4.3	1.00%
B4	Ba1/BB+	5			0.00%
	N/A

	Excess spread	3.92%
	Reserve fund	2.65%
	Max reserve fund	0%

		Total Pool Statistics Request Sheet

LTV/FICO Matrix			LTV
			60 and below	61-65	66-70	71-75	76-80	81-85	86-90	91-95	96-100	Total
FIXED	FICO	350-479	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
		480-499	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
		500-519	0.01%	0.02%	0.00%	0.00%	0.06%	0.00%	0.03%	0.00%	0.00%	0.11%
		520-539	0.04%	0.00%	0.00%	0.00%	0.01%	0.05%	0.04%	0.03%	0.00%	0.17%
		540-559	0.06%	0.00%	0.04%	0.02%	0.15%	0.02%	0.03%	0.03%	0.00%	0.35%
		560-579	0.13%	0.09%	0.07%	0.01%	0.04%	0.04%	0.01%	0.06%	0.01%	0.46%
		580-599	0.26%	0.05%	0.09%	0.07%	0.43%	0.05%	0.16%	0.10%	0.82%	2.04%
		600-619	0.12%	0.13%	0.20%	0.24%	0.70%	0.12%	0.27%	0.33%	2.24%	4.35%
		620-639	0.11%	0.11%	0.04%	0.14%	0.80%	0.45%	0.27%	0.31%	1.94%	4.15%
		640-659	0.08%	0.22%	0.19%	0.03%	1.25%	0.22%	0.29%	0.21%	1.72%	4.20%
		660-679	0.02%	0.00%	0.08%	0.00%	0.58%	0.13%	0.28%	0.08%	1.31%	2.47%
		680-699	0.00%	0.00%	0.04%	0.08%	0.49%	0.03%	0.05%	0.03%	0.64%	1.36%
		700-719	0.00%	0.04%	0.00%	0.00%	0.36%	0.00%	0.09%	0.03%	0.60%	1.12%
		720-739	0.00%	0.00%	0.01%	0.00%	0.11%	0.10%	0.07%	0.14%	0.34%	0.77%
		740-759	0.00%	0.00%	0.04%	0.00%	0.10%	0.00%	0.00%	0.00%	0.21%	0.34%
		760-779	0.00%	0.00%	0.00%	0.00%	0.05%	0.08%	0.05%	0.01%	0.14%	0.32%
		780-799	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	0.04%	0.00%	0.04%	0.11%
		800-850	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.01%
		Total	0.82%	0.65%	0.80%	0.58%	5.14%	1.29%	1.68%	1.36%	10.01%	22.36%
ARM	FICO	350-479	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
		480-499	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
		500-519	0.14%	0.02%	0.14%	0.15%	0.46%	0.25%	0.29%	0.10%	0.00%	1.56%
		520-539	0.31%	0.12%	0.18%	0.16%	0.39%	0.39%	0.41%	0.05%	0.00%	2.00%
		540-559	0.22%	0.14%	0.24%	0.23%	0.21%	0.66%	0.31%	0.43%	0.00%	2.42%
		560-579	0.23%	0.10%	0.18%	0.32%	0.43%	0.29%	0.26%	1.09%	0.00%	2.90%
		580-599	0.41%	0.20%	0.16%	0.15%	3.56%	0.39%	0.30%	0.46%	0.00%	5.64%
		600-619	0.18%	0.12%	0.28%	0.25%	11.15%	0.61%	1.35%	0.93%	0.02%	14.90%
		620-639	0.22%	0.07%	0.22%	0.25%	8.97%	0.46%	0.60%	0.67%	0.02%	11.47%
		640-659	0.10%	0.02%	0.13%	0.10%	8.95%	0.52%	0.47%	0.69%	0.00%	10.99%
		660-679	0.02%	0.12%	0.06%	0.05%	6.66%	0.31%	0.43%	0.24%	0.08%	7.98%
		680-699	0.07%	0.06%	0.12%	0.16%	5.18%	0.10%	0.14%	0.19%	0.00%	6.02%
		700-719	0.06%	0.03%	0.03%	0.00%	4.35%	0.06%	0.09%	0.16%	0.03%	4.81%
		720-739	0.00%	0.00%	0.00%	0.01%	2.76%	0.08%	0.10%	0.15%	0.00%	3.09%
		740-759	0.04%	0.00%	0.00%	0.00%	1.61%	0.09%	0.08%	0.04%	0.00%	1.85%
		760-779	0.00%	0.01%	0.00%	0.11%	0.91%	0.00%	0.08%	0.00%	0.00%	1.11%
		780-799	0.12%	0.03%	0.03%	0.00%	0.50%	0.00%	0.02%	0.01%	0.00%	0.70%
		800-850	0.00%	0.00%	0.00%	0.10%	0.09%	0.00%	0.00%	0.00%	0.00%	0.19%
		Total	2.13%	1.05%	1.77%	2.04%	56.19%	4.21%	4.92%	5.21%	0.14%	77.64%

CLTV/FICO Matrix			CLTV (including silent seconds)
			60 and below	61-65	66-70	71-75	76-80	81-85	86-90	91-95	96-100	101-105	106-110	110+	Total
FIXED	FICO	350-479	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%				0.00%
		480-499	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%				0.00%
		500-519	0.01%	0.02%	0.00%	0.00%	0.06%	0.00%	0.03%	0.00%	0.00%				0.11%
		520-539	0.04%	0.00%	0.00%	0.00%	0.01%	0.05%	0.04%	0.03%	0.00%				0.17%
		540-559	0.06%	0.00%	0.04%	0.02%	0.15%	0.02%	0.03%	0.03%	0.00%				0.35%
		560-579	0.13%	0.09%	0.07%	0.01%	0.02%	0.04%	0.01%	0.06%	0.03%				0.46%
		580-599	0.26%	0.05%	0.09%	0.06%	0.22%	0.05%	0.15%	0.10%	1.04%				2.04%
		600-619	0.12%	0.13%	0.20%	0.24%	0.26%	0.10%	0.31%	0.35%	2.64%				4.35%
		620-639	0.11%	0.10%	0.04%	0.14%	0.30%	0.45%	0.28%	0.45%	2.30%				4.15%
		640-659	0.08%	0.22%	0.19%	0.02%	0.53%	0.22%	0.29%	0.28%	2.38%				4.20%
		660-679	0.02%	0.00%	0.08%	0.00%	0.22%	0.13%	0.28%	0.19%	1.55%				2.47%
		680-699	0.00%	0.00%	0.04%	0.08%	0.18%	0.03%	0.07%	0.10%	0.86%				1.36%
		700-719	0.00%	0.04%	0.00%	0.00%	0.15%	0.00%	0.13%	0.07%	0.73%				1.12%
		720-739	0.00%	0.00%	0.01%	0.00%	0.01%	0.10%	0.07%	0.14%	0.43%				0.77%
		740-759	0.00%	0.00%	0.04%	0.00%	0.04%	0.00%	0.00%	0.00%	0.26%				0.34%
		760-779	0.00%	0.00%	0.00%	0.00%	0.01%	0.08%	0.05%	0.04%	0.15%				0.32%
		780-799	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	0.04%	0.00%	0.04%				0.11%
		800-850	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%				0.01%
		Total	0.82%	0.65%	0.80%	0.56%	2.20%	1.27%	1.78%	1.84%	12.44%	0.00%	0.00%	0.00%	22.36%
ARM	FICO	350-479	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%				0.00%
		480-499	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%				0.00%
		500-519	0.14%	0.02%	0.14%	0.15%	0.45%	0.24%	0.28%	0.11%	0.02%				1.56%
		520-539	0.31%	0.12%	0.18%	0.16%	0.39%	0.36%	0.41%	0.05%	0.03%				2.00%
		540-559	0.22%	0.14%	0.24%	0.23%	0.19%	0.63%	0.28%	0.44%	0.06%				2.42%
		560-579	0.23%	0.10%	0.18%	0.32%	0.39%	0.28%	0.26%	1.07%	0.08%				2.90%
		580-599	0.41%	0.20%	0.16%	0.12%	0.44%	0.35%	0.30%	0.67%	2.98%				5.64%
		600-619	0.18%	0.12%	0.27%	0.15%	1.16%	0.61%	1.81%	1.69%	8.89%				14.90%
		620-639	0.22%	0.07%	0.22%	0.24%	0.56%	0.46%	0.86%	1.58%	7.26%				11.47%
		640-659	0.10%	0.02%	0.13%	0.09%	0.37%	0.52%	0.58%	1.38%	7.80%				10.99%
		660-679	0.02%	0.00%	0.06%	0.05%	0.38%	0.31%	0.55%	0.44%	6.16%				7.98%
		680-699	0.07%	0.06%	0.12%	0.15%	0.06%	0.10%	0.30%	0.29%	4.87%				6.02%
		700-719	0.06%	0.03%	0.03%	0.00%	0.12%	0.06%	0.35%	0.40%	3.77%				4.81%
		720-739	0.00%	0.00%	0.00%	0.00%	0.29%	0.09%	0.10%	0.24%	2.37%				3.09%
		740-759	0.04%	0.00%	0.00%	0.00%	0.09%	0.09%	0.13%	0.04%	1.47%				1.85%
		760-779	0.00%	0.01%	0.00%	0.02%	0.03%	0.00%	0.17%	0.07%	0.82%				1.11%
		780-799	0.12%	0.03%	0.03%	0.00%	0.00%	0.00%	0.10%	0.01%	0.42%				0.70%
		800-850	0.00%	0.00%	0.00%	0.10%	0.00%	0.00%	0.05%	0.00%	0.04%				0.19%
		Total	2.13%	0.92%	1.76%	1.78%	4.92%	4.11%	6.51%	8.47%	47.04%	0.00%	0.00%	0.00%	77.64%

		IO			Mortgage Insurance		Mortgage Insurance
FICO	350-479		FICO	350-479	0	LTV	<60	0
	480-499			480-499	0		61-65	0
	500-519			500-519	0		66-70	0
	520-539			520-539	0		71-75	0
	540-559			540-559	0		76-80	0
	560-579	0.44		560-579	0		81-85	0
	580-599	5.48		580-599	0		86-90	0
	600-619	8.89		600-619	0		91-95	0
	620-639	9.07		620-639	0		96-100	0
	640-659	7.38		640-659	0		100+	0
	660-679	17.14		660-679	0
	680-699	26.92		680-699	0
	700-719	30.77		700-719	0
	720-739	33.65		720-739	0
	740-759	23.42		740-759	0
	760-779	14.56		760-779	0
	780-799	38.44		780-799	0
	800-850			800-850	0

DTI/FICO matrix
		DTI
		<20	20-24.9	25-29.9	30-34.9	35-39.9	40-44.9	45-49.9	50-54.9	55-59.9	60+	TOTAL
Product	fico range
ARM	300-500	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	500-550	0%	0%	0%	0%	1%	1%	2%	1%	0%	0%
	550-575	0%	0%	0%	0%	0%	1%	1%	0%	0%	0%
	575-600	0%	0%	0%	0%	1%	1%	2%	1%	0%	0%
	600-620	0%	0%	0%	1%	3%	3%	6%	1%	0%	0%
	620-650	0%	0%	1%	1%	2%	5%	7%	1%	0%	0%
	650-680	0%	0%	0%	1%	2%	4%	5%	1%	0%	0%
	680-700	0%	0%	0%	0%	1%	2%	2%	0%	0%	0%
	700-750	0%	0%	0%	1%	1%	3%	3%	1%	0%	0%
	750-800	0%	0%	0%	0%	0%	1%	1%	0%	0%	0%
	800-900	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	Total
Fixed	300-500	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	500-550	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	550-575	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	575-600	0%	0%	0%	0%	0%	1%	1%	0%	0%	0%
	600-620	0%	0%	0%	0%	1%	1%	2%	0%	0%	0%
	620-650	0%	0%	0%	1%	1%	2%	2%	0%	0%	0%
	650-680	0%	0%	0%	0%	1%	1%	2%	0%	0%	0%
	680-700	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	700-750	0%	0%	0%	0%	0%	1%	1%	0%	0%	0%
	750-800	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	800-900	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	Total

Loan Size / FICO Matrix
		Loan Size ('000s)
		<50	50-100	100-150	150-100	200-250	250-300	300-350	350-400	400-450	450-500
FICO	350-479	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	480-499	0.00%	0.04%	0.04%	0.02%	0.00%	0.03%	0.00%	0.04%	0.00%	0.00%
	500-519	0.01%	0.13%	0.26%	0.23%	0.27%	0.23%	0.20%	0.09%	0.10%	0.06%
	520-539	0.03%	0.15%	0.26%	0.38%	0.50%	0.43%	0.16%	0.04%	0.20%	0.06%
	540-559	0.01%	0.29%	0.44%	0.44%	0.35%	0.29%	0.31%	0.27%	0.00%	0.11%
	560-579	0.04%	0.26%	0.43%	0.37%	0.58%	0.43%	0.38%	0.21%	0.20%	0.05%
	580-599	0.48%	1.03%	1.07%	1.03%	0.77%	0.88%	0.57%	0.70%	0.45%	0.16%
	600-619	0.66%	1.80%	2.15%	1.81%	1.77%	2.53%	2.15%	1.72%	1.30%	1.08%
	620-639	0.50%	1.49%	1.39%	1.39%	1.99%	1.75%	1.99%	1.24%	0.97%	0.95%
	640-659	0.37%	1.13%	1.38%	1.31%	1.09%	1.65%	1.48%	1.26%	1.45%	1.19%
	660-679	0.23%	0.87%	0.86%	0.71%	1.31%	0.67%	1.24%	1.24%	0.75%	0.56%
	680-699	0.11%	0.52%	0.51%	0.47%	0.65%	1.04%	0.54%	0.87%	0.80%	0.50%
	700-719	0.11%	0.31%	0.38%	0.39%	0.51%	0.90%	0.69%	0.58%	0.60%	0.40%
	720-739	0.04%	0.27%	0.28%	0.15%	0.31%	0.36%	0.42%	0.48%	0.46%	0.34%
	740-759	0.04%	0.08%	0.16%	0.29%	0.14%	0.19%	0.34%	0.18%	0.20%	0.12%
	760-779	0.05%	0.10%	0.09%	0.12%	0.16%	0.16%	0.26%	0.04%	0.00%	0.06%
	780-799	0.01%	0.02%	0.05%	0.04%	0.06%	0.16%	0.04%	0.00%	0.15%	0.06%
	800-850	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%	0.00%
	Total	2.70%	8.47%	9.74%	9.14%	10.45%	11.70%	10.77%	8.98%	7.68%	5.68%

Loan Size ('000s)
500-550	550-600	600-650	650-700	700-750	750-800	800-850	850-900	900-950	950-1000	>1000	Total
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.17%
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.51%
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.15%
0.19%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.11%	0.00%	0.00%	2.40%
0.06%	0.00%	0.23%	0.08%	0.09%	0.00%	0.00%	0.11%	0.00%	0.00%	0.00%	2.91%
0.25%	0.07%	0.08%	0.00%	0.00%	0.18%	0.00%	0.00%	0.00%	0.12%	0.13%	6.98%
0.74%	0.46%	0.22%	0.32%	0.09%	0.09%	0.10%	0.21%	0.00%	0.11%	0.14%	15.88%
0.38%	0.54%	0.15%	0.16%	0.09%	0.18%	0.10%	0.00%	0.11%	0.12%	0.12%	12.71%
0.68%	0.55%	0.22%	0.24%	0.26%	0.28%	0.00%	0.00%	0.00%	0.23%	0.25%	11.13%
0.49%	0.41%	0.29%	0.08%	0.00%	0.18%	0.00%	0.00%	0.11%	0.00%	0.12%	7.89%
0.43%	0.27%	0.22%	0.08%	0.00%	0.00%	0.10%	0.00%	0.00%	0.00%	0.12%	5.51%
0.31%	0.20%	0.23%	0.08%	0.08%	0.09%	0.00%	0.10%	0.11%	0.00%	0.13%	4.46%
0.31%	0.14%	0.00%	0.00%	0.17%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.77%
0.06%	0.13%	0.07%	0.08%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.62%
0.12%	0.00%	0.00%	0.08%	0.00%	0.00%	0.09%	0.00%	0.00%	0.00%	0.00%	0.99%
0.00%	0.07%	0.00%	0.08%	0.00%	0.00%	0.00%	0.00%	0.00%	0.12%	0.00%	0.51%
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.10%	0.00%	0.00%	0.00%	0.00%	0.06%
4.03%	2.85%	1.70%	1.28%	0.77%	1.01%	0.49%	0.41%	0.43%	0.69%	1.01%	79.65%

Total Pool Statistics

Geographic distribution		Documentation		% Mortgage Insurance	0	Rate type
State	%		%				%
California	40.08	Full Documentation	27.41	% Silent 2nds	55.07	Fixed	22.36
Florida	8.31	Stated Documentation	51.87			ARM	77.64
New York	7.97	Reduced Documentation	20.71	IO WA Credit Score	675
New Jersey	4.02	No documentation		IO WA LTV	80.58
Nevada	1.21
Texas	3.16
Illinois	3.57	Occupancy Status				Borrower type
Washington	3.60%						%
Maryland	4.85	Primary Residence	96			1st Lien	89.16
Massachusetts	7.31	Second / Vacation	2.17			2nd lien	10.84
Arizona	1.88	Non Owner Occupied	1.83
Colorado	0.37
Oregon	0.58
Connecticut	1.12	Distribution by Property Type				Mortgage purpose
Georgia	0.56%						%
North Carolina	0.19	One	68.19			Purchase	59.29
Alaska	0.00	2-4 Unit	11.13			Rate/Term refinance	2.29
Alabama	0.01	Pud detached	10.3			Equity refinance	38.41
Arkansas	0.13	Condo	7.96
Delaware	0.09	Pud attached	2.42
Hawaii	0.38	Modular Home
Idaho	0.40	Manufactured Housing				Summary statistics
Indiana	0.20	Town house
Iowa	0.04					Number of loans	4471
Kansas	0.01					Total principal balance	8.47E+08
Kentucky	0.02	Repayment type				Average outstanding balance	189468.5
Louisiana	1.37%					Largest outstanding balance	1198539
Maine	0.16	2 year ARM	60.90			WA LTV	82.16
Michigan	0.35	2 year ARM IO	8.84			LTV >90%	16.73
Minnesota	0.22	3 Year ARM	1.91			WA Remaining Term (Months)	338.53
Mississippi	0.93	3 Year ARM IO	0.44			WA Seasoning (months)	1.47
Missouri	0.15	25 Lib 1M/IO/10YR				WA Credit Score	641
Montana	0.07	5 Year ARM	0.20			WA Net Mortgage Rate	7.616
Nebraska	0.00	5 Year ARM IO	0.13			WA Neg Am limit	0
New Hampshire	0.29	15/30 Balloon	10.75
New Mexico	0.09	20/30 Balloon				AFC
North Dakota	0.00	Fixed	11.61				%
Ohio	0.58	IO				0.50%
Oklahoma	0.15	Actuarial				1.00%	76.72
Pennsylvania	0.79					1.50%
Rhode Island	0.20					2.00%	0.85
South Carolina	0.18	Prepay penalty				NA or fixed rate	22.44
South Dakota	0.05%
Tennessee	0.74	1 year	4.1
Utah	0.26	2 year	50.35
Vermont	0.02	3 year	10.26			Conforming
Virginia	2.42	other	0.3				%
West Virginia	0.12	none	34.99			Conforming	78.03
Wisconsin	0.25					Non conforming	21.97
Wyoming	0.01
Washington DC	0.57

Group 1 Statistics Request Sheet

LTV/FICO Matrix			LTV
Group 1			60 and below	61-65	66-70	71-75	76-80	81-85	86-90	91-95	96-100	Total
FIXED	FICO	350-479										0
		480-499										0
		500-519										0
		520-539										0
		540-559										0
		560-579										0
		580-599										0
		600-619										0
		620-639										0
		640-659										0
		660-679										0
		680-699										0
		700-719										0
		720-739										0
		740-759										0
		760-779										0
		780-799										0
		800-850										0
		Total	0	0	0	0	0	0	0	0	0	0
ARM	FICO	350-479										0
		480-499										0
		500-519										0
		520-539										0
		540-559										0
		560-579										0
		580-599										0
		600-619										0
		620-639										0
		640-659										0
		660-679										0
		680-699										0
		700-719										0
		720-739										0
		740-759										0
		760-779										0
		780-799										0
		800-850										0
		Total	0	0	0	0	0	0	0	0	0	0

CLTV/FICO Matrix			CLTV (including silent seconds)
Group 1			60 and below	61-65	66-70	71-75	76-80	81-85	86-90	91-95	96-100	101-105	106-110	110+	Total
FIXED	FICO	350-479													0
		480-499													0
		500-519													0
		520-539													0
		540-559													0
		560-579													0
		580-599													0
		600-619													0
		620-639													0
		640-659													0
		660-679													0
		680-699													0
		700-719													0
		720-739													0
		740-759													0
		760-779													0
		780-799													0
		800-850													0
		Total	0	0	0	0	0	0	0	0	0	0	0	0	0
ARM	FICO	350-479													0
		480-499													0
		500-519													0
		520-539													0
		540-559													0
		560-579													0
		580-599													0
		600-619													0
		620-639													0
		640-659													0
		660-679													0
		680-699													0
		700-719													0
		720-739													0
		740-759													0
		760-779													0
		780-799													0
		800-850													0
		Total	0	0	0	0	0	0	0	0	0	0	0	0	0

	Group 1		IO			Group 1		Mortgage Insurance		Group 1	Mortgage Insurance
	FICO	350-479				FICO	350-479			LTV	<60
		480-499					480-499				61-65
		500-519					500-519				66-70
		520-539					520-539				71-75
		540-559					540-559				76-80
		560-579					560-579				81-85
		580-599					580-599				86-90
		600-619					600-619				91-95
		620-639					620-639				96-100
		640-659					640-659				100+
		660-679					660-679
		680-699					680-699
		700-719					700-719
		720-739					720-739
		740-759					740-759
		760-779					760-779
		780-799					780-799
		800-850					800-850

DTI/FICO matrix

Group 1		DTI
		<20	20-24.9	25-29.9	30-34.9	35-39.9	40-44.9	45-49.9	50-54.9	55-59.9	60+	TOTAL
Product	fico range
ARM	300-500
500-550
550-575
575-600
600-620
620-650
650-680
680-700
700-750
750-800
800-900
Total
Fixed	300-500
500-550
550-575
575-600
600-620
620-650
650-680
680-700
700-750
750-800
800-900
Total

Loan Size / FICO Matrix
Group 1	Loan Size ('000s)

		<50	50-100	100-150	150-100	200-250	250-300	300-350	350-400	400-450	450-500	500-550	550-600	600-650	650-700
FICO	350-479
	480-499
	500-519
	520-539
	540-559
	560-579
	580-599
	600-619
	620-639
	640-659
	660-679
	680-699
	700-719
	720-739
	740-759
	760-779
	780-799
	800-850
	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0

700-750	750-800	800-850	850-900	900-950	950-1000	>1000	Total
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
0	0	0	0	0	0	0	0

Group 1 Statistics

Geographic distribution		Documentation		% Mortgage Insurance	Rate type
State	%		%		%
California		Full Documentation		% Silent 2nds	Fixed
Florida		Stated Documentation			ARM
New York		Reduced Documentation		IO WA Credit Score
New Jersey		No documentation		IO WA LTV
Nevada
Texas
Illinois		Occupancy Status			Borrower type
Washington			%		%
Maryland		Primary Residence			1st Lien
Massachusetts		Second / Vacation			2nd lien
Arizona		Non Owner Occupied
Colorado
Oregon
Connecticut		Distribution by Property Type			Mortgage purpose
Georgia			%		%
North Carolina		One			Purchase
Alaska		2-4 Unit			Rate/Term refinance
Alabama		Pud detached			Equity refinance
Arkansas		Condo
Delaware		Pud attached
Hawaii		Modular Home
Idaho		Manufactured Housing			Summary statistics
Indiana		Town house
Iowa					Number of loans
Kansas					Total principal balance
Kentucky		Repayment type			Average outstanding balance
Louisiana			%		Largest outstanding balance
Maine		2 year ARM			WA LTV
Michigan		2 year ARM IO			LTV >90%
Minnesota		3 Year ARM			WA Remaining Term (Months)
Mississippi		3 Year ARM IO			WA Seasoning (months)
Missouri		25 Lib 1M/IO/10YR			WA Credit Score
Montana		5 Year ARM			WA Net Mortgage Rate
Nebraska		5 Year ARM IO			WA Neg Am limit
New Hampshire		15/30 Balloon
New Mexico		20/30 Balloon			AFC
North Dakota		Fixed			%
Ohio		IO			0.50%
Oklahoma		Actuarial			1.00%
Pennsylvania					1.50%
Rhode Island					2.00%
South Carolina		Prepay penalty			NA or fixed rate
South Dakota			%
Tennessee		1 year
Utah		2 year
Vermont		3 year			Conforming
Virginia		other			%
West Virginia		none			Conforming
Wisconsin					Non conforming
Wyoming
Washington DC

Group 2 Statistics Request Sheet

LTV/FICO Matrix			LTV
Group 2			60 and below	61-65	66-70	71-75	76-80	81-85	86-90	91-95	96-100	Total
FIXED	FICO	350-479										0
		480-499										0
		500-519										0
		520-539										0
		540-559										0
		560-579										0
		580-599										0
		600-619										0
		620-639										0
		640-659										0
		660-679										0
		680-699										0
		700-719										0
		720-739										0
		740-759										0
		760-779										0
		780-799										0
		800-850										0
		Total	0	0	0	0	0	0	0	0	0	0
ARM	FICO	350-479										0
		480-499										0
		500-519										0
		520-539										0
		540-559										0
		560-579										0
		580-599										0
		600-619										0
		620-639										0
		640-659										0
		660-679										0
		680-699										0
		700-719										0
		720-739										0
		740-759										0
		760-779										0
		780-799										0
		800-850										0
		Total	0	0	0	0	0	0	0	0	0	0

CLTV/FICO Matrix			CLTV (including silent seconds)
Group 2			60 and below	61-65	66-70	71-75	76-80	81-85	86-90	91-95	96-100	101-105	106-110	110+	Total
FIXED	FICO	350-479													0
		480-499													0
		500-519													0
		520-539													0
		540-559													0
		560-579													0
		580-599													0
		600-619													0
		620-639													0
		640-659													0
		660-679													0
		680-699													0
		700-719													0
		720-739													0
		740-759													0
		760-779													0
		780-799													0
		800-850													0
		Total	0	0	0	0	0	0	0	0	0	0	0	0	0
ARM	FICO	350-479													0
		480-499													0
		500-519													0
		520-539													0
		540-559													0
		560-579													0
		580-599													0
		600-619													0
		620-639													0
		640-659													0
		660-679													0
		680-699													0
		700-719													0
		720-739													0
		740-759													0
		760-779													0
		780-799													0
		800-850													0
		Total	0	0	0	0	0	0	0	0	0	0	0	0	0

Group 2		IO	Group 2		Mortgage Insurance	Group 2	Mortgage Insurance
FICO	350-479		FICO	350-479		LTV	<60
	480-499			480-499			61-65
	500-519			500-519			66-70
	520-539			520-539			71-75
	540-559			540-559			76-80
	560-579			560-579			81-85
	580-599			580-599			86-90
	600-619			600-619			91-95
	620-639			620-639			96-100
	640-659			640-659			100+
	660-679			660-679
	680-699			680-699
	700-719			700-719
	720-739			720-739
	740-759			740-759
	760-779			760-779
	780-799			780-799
	800-850			800-850

DTI/FICO matrix

Group 2		DTI
		<20	20-24.9	25-29.9	30-34.9	35-39.9	40-44.9	45-49.9	50-54.9	55-59.9	60+	TOTAL
Product	fico range
ARM	300-500
500-550
550-575
575-600
600-620
620-650
650-680
680-700
700-750
750-800
800-900
Total
Fixed	300-500
500-550
550-575
575-600
600-620
620-650
650-680
680-700
700-750
750-800
800-900
Total

Loan Size / FICO Matrix
Group 2	Loan Size ('000s)

		<50	50-100	100-150	150-100	200-250	250-300	300-350	350-400	400-450	450-500	500-550	550-600
FICO	350-479
	480-499
	500-519
	520-539
	540-559
	560-579
	580-599
	600-619
	620-639
	640-659
	660-679
	680-699
	700-719
	720-739
	740-759
	760-779
	780-799
	800-850
	Total	0	0	0	0	0	0	0	0	0	0	0	0

600-650	650-700	700-750	750-800	800-850	850-900	900-950	950-1000	>1000	Total
									0
									0
									0
									0
									0
									0
									0
									0
									0
									0
									0
									0
									0
									0
									0
									0
									0
									0
0	0	0	0	0	0	0	0	0	0

Group 2 Statistics

Geographic distribution		Documentation		% Mortgage Insurance	Rate type
State	%		%		%
California		Full Documentation		% Silent 2nds	Fixed
Florida		Stated Documentation			ARM
New York		Reduced Documentation		IO WA Credit Score
New Jersey		No documentation		IO WA LTV
Nevada
Texas
Illinois		Occupancy Status			Borrower type
Washington			%		%
Maryland		Primary Residence			1st Lien
Massachusetts		Second / Vacation			2nd lien
Arizona		Non Owner Occupied
Colorado
Oregon
Connecticut		Distribution by Property Type			Mortgage purpose
Georgia			%		%
North Carolina		One			Purchase
Alaska		2-4 Unit			Rate/Term refinance
Alabama		Pud detached			Equity refinance
Arkansas		Condo
Delaware		Pud attached
Hawaii		Modular Home
Idaho		Manufactured Housing			Summary statistics
Indiana		Town house
Iowa					Number of loans
Kansas					Total principal balance
Kentucky		Repayment type			Average outstanding balance
Louisiana			%		Largest outstanding balance
Maine		2 year ARM			WA LTV
Michigan		2 year ARM IO			LTV >90%
Minnesota		3 Year ARM			WA Remaining Term (Months)
Mississippi		3 Year ARM IO			WA Seasoning (months)
Missouri		25 Lib 1M/IO/10YR			WA Credit Score
Montana		5 Year ARM			WA Net Mortgage Rate
Nebraska		5 Year ARM IO			WA Neg Am limit
New Hampshire		15/30 Balloon
New Mexico		20/30 Balloon			AFC
North Dakota		Fixed			%
Ohio		IO			0.50%
Oklahoma		Actuarial			1.00%
Pennsylvania					1.50%
Rhode Island					2.00%
South Carolina		Prepay penalty			NA or fixed rate
South Dakota			%
Tennessee		1 year
Utah		2 year
Vermont		3 year			Conforming
Virginia		other			%
West Virginia		none			Conforming
Wisconsin					Non conforming
Wyoming
Washington DC

SCN	PPA	LIBOR
1	75	FWD
2	100	FWD
3	135	FWD
4	75	FWD - 12 PERIODS STATIC
5	100	FWD - 12 PERIODS STATIC
6	135	FWD - 12 PERIODS STATIC
7	75	FWD - 400 SHOCK
8	100	FWD - 400 SHOCK
9	135	FWD - 400 SHOCK

		40 SEV			65 SEV
			COLLAT			COLLAT
		CDR	CUM		CDR	CUM
SCN		BRK	LOSS	WAL	BRK	LOSS	WAL
1	M6	10.99	14.33%	15.14	6.61	15.88%	17.20
2	M6	11.04	11.81%	12.23	6.63	12.67%	13.64
3	M6	11.24	9.52%	9.33	6.74	9.90%	10.17
4	M6
5	M6
6	M6
7	M6
8	M6
9	M6
1	M9	8.07	11.42%	18.67	4.99	12.61%	20.48
2	M9	7.55	8.70%	15.21	4.65	9.30%	16.43
3	M9	6.91	6.23%	11.65	4.23	6.46%	12.26
4	M9
5	M9
6	M9
7	M9
8	M9
9	M9
1	M11	7.26	10.52%	11.13	4.57	11.71%	10.88
2	M11	6.32	7.48%	12.93	3.94	8.02%	13.26
3	M11	5.20	4.82%	11.35	3.22	5.00%	11.83
4	M11
5	M11
6	M11
7	M11
8	M11
9	M11

		40.00

	M6	Scenario 4	10.30	13.71%	15.44			10.30	11.47	13.50
	M6	Scenario 5	11.47	12.17%	12.07			15.44	12.07	8.87
	M6	Scenario 6	13.50	11.08%	8.87
	M9	Scenario 4	7.56	10.88%	18.96			7.56	7.92	9.18
	M9	Scenario 5	7.92	9.06%	14.95			18.96	14.95	5.69
	M9	Scenario 6	9.18	8.01%	5.69
	M11	Scenario 4	6.82	10.04%	2.56			6.82	7.00	7.53
	M11	Scenario 5	7.00	8.17%	3.11			2.56	3.11	2.16
	M11	Scenario 6	7.53	6.73%	2.16

		65

	M6	Scenario 4	5.97	14.66%	17.66			5.97	6.62	7.79
	M6	Scenario 5	6.62	12.67%	13.59			17.66	13.59	9.86
	M6	Scenario 6	7.79	11.27%	9.86
	M9	Scenario 4	4.53	11.65%	20.91			4.53	4.70	5.38
	M9	Scenario 5	4.70	9.40%	16.36			20.91	16.36	8.59
	M9	Scenario 6	5.38	8.08%	8.59
	M11	Scenario 4	4.09	10.67%	3.91			4.09	4.20	4.51
	M11	Scenario 5	4.20	8.50%	4.06			3.91	4.06	2.82
	M11	Scenario 6	4.51	6.86%	2.82

M6
LIBOR				LIBOR
Severity	40			Severity	65
	75	100	135		75	100	135
CDR	11.95	11.92	12.05	CDR	7.19	716.00%	7.22
LOSS	16.26%	13.30%	10.62%	LOSS	17.78%	14.11%	10.67%
WAL	15.59	1314.00%	10.2	WAL	16.91	1407.00%	10.24

SPIKE				SPIKE
Severity	40			Severity	65
	75	100	135		75	100	135
CDR	10.32	11.74	14.06	CDR	6.19	7.03	8.43
LOSS	14.58%	13.15%	12.12%	LOSS	15.24%	13.48%	12.24%
WAL	15.92	13.09	9.84	WAL	17.4	13.57	9.9

M9
LIBOR				LIBOR
Severity	40			Severity	65
	75	100	135		75	100	135
CDR	9.1	8.51	7.81	CDR	5.6	5.22	4.73
LOSS	13.21%	10.07%	7.23%	LOSS	14.43%	10.67%	7.27%
WAL	17.73	15.26	12.04	WAL	19.72	16.15	12.14

SPIKE				SPIKE	SPIKE
Severity	40			Severity	65
	75	100	135		75	100	135
CDR	7.68	8.32	9.63	CDR	4.67	5.04	5.82
LOSS	11.56%	9.88%	8.73%	LOSS	12.07%	10.12%	8.80%
WAL	18.53	15.36	11.78	WAL	20.51	15.95	11.83

M10
LIBOR				LIBOR
Severity	40			Severity	65
	75	100	135		75	100	135
CDR	8.46	7.71	6.75	CDR	5.25	4.76	4.11
LOSS	12.48%	9.25%	6.33%	LOSS	13.66%	9.82%	6.38%
WAL	17.48	14.99	11.59	WAL	19.22	15.76	11.82

SPIKE				SPIKE	SPIKE
Severity	40			Severity	65
	75	100	135		75	100	135
CDR	7.32	7.80	8.70	CDR	4.47	4.74	5.29
LOSS	11.12%	9.35%	7.97%	LOSS	11.63%	9.59%	8.06%
WAL	18.01	14.95	11.34	WAL	19.85	15.13	11.52

E(L)
S&P
M
F

Scenario #		base	2	3	4	5	6	7	8

Forward Rates		mkt	mkt	mkt-50bp	mkt-50bp	mkt+100	mkt+100	mkt+200	mkt+200

Prepay	Fix/hybrid5+	100% pricing	100% pricing	200% pricing	200% pricing	75% priciing	75% priciing	50% priciing	50% priciing
	ARM/hybrid<5	100% pricing	100% pricing	100% pricing	100% pricing	100% pricing	100% pricing	100% pricing	100% pricing

Solve for CDR		$1 writedown	$1 writedown	$1 writedown	$1 writedown	$1 writedown	$1 writedown	$1 writedown	$1 writedown
Servicer Advancing		none	none	none	none	none	none	none	none
Liquidate		12 Mo Lag	12 Mo Lag	12 Mo Lag	12 Mo Lag	12 Mo Lag	12 Mo Lag	12 Mo Lag	12 Mo Lag
Severity (adjust HLTV/2nds)		30%	40%	30%	40%	30%	40%	30%	40%

Triggers		fail trigger	fail trigger	fail trigger	fail trigger	fail trigger	fail trigger	fail trigger	fail trigger

No cleanup call		to maturity	to maturity	to maturity	to maturity	to maturity	to maturity	to maturity	to maturity

differs from base

M4	CDR BRK	17.25	13.15	18.63	14.21	16.13	12.26	15.47	11.58
	CUM LOSS	10.72%	11.60%	10.19%	10.99%	10.68%	11.56%	11.03%	11.90%
M5	CDR BRK	14.95	11.51	16.03	12.33	13.94	10.69	13.31	10.08
	CUM LOSS	9.62%	10.42%	9.07%	9.78%	9.58%	10.37%	9.90%	10.70%
M6	CDR BRK	12.85	9.98	13.66	10.6	11.94	9.24	11.35	8.68
	CUM LOSS	8.54%	9.27%	7.98%	8.62%	8.49%	9.21%	8.79%	9.51%

HASCO 2006 WMC1
	SDA FIRST DOLLAR LOSS	% COLLAT LOSS
M7	2,035.46	9.98%
M9	1,578.15	8.02%

ISCHUS CAPITAL MGT STRESS RUNS
NO PREPAY STRESS

	Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp
Prepay	1.00x Base Case	1.00x Base Case	1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break	9.93%	9.66%	9.68%
CDR - Yield Break	10.85	10.49	10.51
% Cum Loss 1st $ Principal Loss	9.88%	9.61%	9.65%
CDR - 1st $ Principal Loss	10.79	10.42	10.47

Loss Severity: 50%	Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months
% Cum Loss Yield Break
CDR - Yield Break
% Cum Loss 1st $ Principal Loss
CDR - 1st $ Principal Loss

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break	10.49%	10.12%	10.05%
CDR - Yield Break	7.18	6.89	6.83
% Cum Loss 1st $ Principal Loss	10.44%	10.07%	10.00%
CDR - 1st $ Principal Loss	7.14	6.85	6.79

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	8.60%	8.23%	8.15%
CDR - Yield Break	9.14	8.67	8.56
% Cum Loss 1st $ Principal Loss	8.56%	8.18%	8.11%
CDR - 1st $ Principal Loss	9.09	8.61	8.52

Loss Severity: 50%	Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break
CDR - Yield Break
% Cum Loss 1st $ Principal Loss
CDR - 1st $ Principal Loss

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	9.45%	9.02%	8.87%
CDR - Yield Break	6.38	6.05	5.93
% Cum Loss 1st $ Principal Loss	9.40%	8.96%	8.83%
CDR - 1st $ Principal Loss	6.34	6.00	5.90

PREPAY STRESS

	Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp
Prepay	2.00x Base Case	1.00x Base Case	0.50x Base Case

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	2.04%	9.94%	16.04%
CDR - Yield Break	3.09	8.32	7.89
% Cum Loss 1st $ Principal Loss	5.05%	9.88%	15.97%
CDR - 1st $ Principal Loss	7.85	8.27	7.84

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	1.83%	8.68%	13.89%
CDR - Yield Break	2.76	7.12	6.51
% Cum Loss 1st $ Principal Loss	4.54%	8.64%	13.83%
CDR - 1st $ Principal Loss	7.02	7.08	6.47

ISCHUS CAPITAL MGT STRESS RUNS
NO PREPAY STRESS

	Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp
Prepay	1.00x Base Case	1.00x Base Case	1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break	8.79%	8.50%	8.48%
CDR - Yield Break	9.38	9	8.97
% Cum Loss 1st $ Principal Loss	8.74%	8.43%	8.43%
CDR - 1st $ Principal Loss	9.31	8.92	8.91

Loss Severity: 50%	Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months
% Cum Loss Yield Break
CDR - Yield Break
% Cum Loss 1st $ Principal Loss
CDR - 1st $ Principal Loss

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break	9.29%	8.90%	8.79%
CDR - Yield Break	6.26	5.96	5.87
% Cum Loss 1st $ Principal Loss	9.21%	8.82%	8.73%
CDR - 1st $ Principal Loss	6.20	5.90	5.83

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	7.61%	7.23%	7.12%
CDR - Yield Break	7.92	7.46	7.32
% Cum Loss 1st $ Principal Loss	7.56%	7.17%	7.08%
CDR - 1st $ Principal Loss	7.86	7.39	7.28

Loss Severity: 50%	Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break
CDR - Yield Break
% Cum Loss 1st $ Principal Loss
CDR - 1st $ Principal Loss

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	8.36%	7.92%	7.75%
CDR - Yield Break	5.56	5.23	5.11
% Cum Loss 1st $ Principal Loss	8.29%	7.86%	7.70%
CDR - 1st $ Principal Loss	5.51	5.19	5.07

PREPAY STRESS

	Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp
Prepay	2.00x Base Case	1.00x Base Case	0.50x Base Case

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	2.02%	8.74%	14.95%
CDR - Yield Break	3.05	7.17	7.17
% Cum Loss 1st $ Principal Loss	3.80%	8.67%	14.87%
CDR - 1st $ Principal Loss	5.83	7.11	7.12

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	1.81%	7.63%	12.91%
CDR - Yield Break	2.73	6.15	5.92
% Cum Loss 1st $ Principal Loss	3.41%	7.56%	12.84%
CDR - 1st $ Principal Loss	5.22	6.09	5.88

Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp
Prepay	1.00x Base Case	1.00x Base Case	1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break	8.07%	7.75%	7.70%
CDR - Yield Break	8.48	8.08	8.02
% Cum Loss 1st $ Principal Loss	8.01%	7.68%	7.65%
CDR - 1st $ Principal Loss	8.4	7.99	7.96

Loss Severity: 50%	Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months
% Cum Loss Yield Break
CDR - Yield Break
% Cum Loss 1st $ Principal Loss
CDR - 1st $ Principal Loss

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break	8.52%	8.12%	7.99%
CDR - Yield Break	5.68	5.38	5.28
% Cum Loss 1st $ Principal Loss	8.45%	8.04%	7.92%
CDR - 1st $ Principal Loss	5.63	5.32	5.23

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	6.98%	6.59%	6.47%
CDR - Yield Break	7.17	6.71	6.56
% Cum Loss 1st $ Principal Loss	6.92%	6.53%	6.42%
CDR - 1st $ Principal Loss	7.10	6.64	6.51

Loss Severity: 50%	Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break
CDR - Yield Break
% Cum Loss 1st $ Principal Loss
CDR - 1st $ Principal Loss

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	7.66%	7.21%	7.03%
CDR - Yield Break	5.05	4.72	4.59
% Cum Loss 1st $ Principal Loss	7.59%	7.14%	6.99%
CDR - 1st $ Principal Loss	5.00	4.67	4.56

PREPAY STRESS

	Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp
Prepay	2.00x Base Case	1.00x Base Case	0.50x Base Case

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	1.99%	7.97%	14.30%
CDR - Yield Break	3.01	6.46	6.76
% Cum Loss 1st $ Principal Loss	3.03%	7.89%	14.23%
CDR - 1st $ Principal Loss	4.63	6.39	6.72

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	1.78%	6.96%	12.32%
CDR - Yield Break	2.69	5.55	5.58
% Cum Loss 1st $ Principal Loss	2.72%	6.88%	12.25%
CDR - 1st $ Principal Loss	4.14	5.48	5.54

ISCHUS CAPITAL MGT STRESS RUNS
NO PREPAY STRESS

	Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp
Prepay	1.00x Base Case	1.00x Base Case	1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break	7.31%	7.04%	7.02%
CDR - Yield Break	7.56	7.23	7.2
% Cum Loss 1st $ Principal Loss	7.14%	6.85%	6.84%
CDR - 1st $ Principal Loss	7.35	7.01	6.99

Loss Severity: 50%	Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months
% Cum Loss Yield Break
CDR - Yield Break
% Cum Loss 1st $ Principal Loss
CDR - 1st $ Principal Loss

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break	7.72%	7.38%	7.28%
CDR - Yield Break	5.09	4.84	4.77
% Cum Loss 1st $ Principal Loss	7.52%	7.18%	7.10%
CDR - 1st $ Principal Loss	4.95	4.70	4.64

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	6.33%	5.99%	5.90%
CDR - Yield Break	6.41	6.02	5.92
% Cum Loss 1st $ Principal Loss	6.17%	5.84%	5.75%
CDR - 1st $ Principal Loss	6.23	5.85	5.75

Loss Severity: 50%	Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break
CDR - Yield Break
% Cum Loss 1st $ Principal Loss
CDR - 1st $ Principal Loss

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	6.94%	6.56%	6.44%
CDR - Yield Break	4.53	4.26	4.17
% Cum Loss 1st $ Principal Loss	6.77%	6.39%	6.27%
CDR - 1st $ Principal Loss	4.41	4.14	4.05

PREPAY STRESS

	Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp
Prepay	2.00x Base Case	1.00x Base Case	0.50x Base Case

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	2.18%	7.24%	13.52%
CDR - Yield Break	3.30	5.80	6.28
% Cum Loss 1st $ Principal Loss	2.06%	7.04%	13.84%
CDR - 1st $ Principal Loss	3.11	5.62	6.48

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	1.95%	6.32%	11.86%
CDR - Yield Break	2.95	4.99	5.32
% Cum Loss 1st $ Principal Loss	1.84%	6.15%	11.84%
CDR - 1st $ Principal Loss	2.78	4.84	5.31

standard info request:

% of collateral with silent seconds:	10.95%	(1st liens without 2nd in deal pool)
CLTV of loans with silent seconds:	99.39	(for 1st liens without 2nd in deal pool)

Please provide DTI buckets (by 5) for all documentation types, showing:
Aggregate Balance, % Aggregate Balance, Average Balance, Fico, LTV, WAC, and % 2nd Lien
SEE 2ND TAB

TYPE	% of Total Collateral	Avg Loan Size	WAC	FICO	LTV	CLTV	DTI	% IO	% 2nd Lien	% ARM	% Full Doc	% N/O/O	% MI
1st Lien IO	76.53%	242,729	7.865	634	79.97	90.67	42.90	0.00	0.00	84.96	26.90	4.30	0.00
1st Lien Non-IO	12.62%	319,215	7.060	675	80.58	92.78	39.25	100.00	0.00	100.00	35.00	3.16	0.00
1st Lien ARMs (incl. IO)	77.64%	259,663	7.766	640	80.34	92.36	42.59	16.26	0.00	100.00	26.46	4.22	0.00
1st Lien Fixed (incl. IO)	11.51%	206,217	7.650	638	78.10	81.92	40.94	0.00	0.00	0.00	38.70	3.63	0.00
1st Lien Balloons (incl 40/30)	50.68%	277,358	7.752	636	80.06	92.40	43.69	0.00	0.00	91.53	22.39	2.36	0.00
2nd Lien	10.84%	62,695	11.117	647	99.45	99.45	43.03	0.00	100.00	0.00	22.23	2.79	0.00
N/O/O	4.00%	175,396	8.229	678	84.11	90.16	40.39	9.99	7.58	81.97	27.25	100.00	0.00
2-4 Family	11.13%	265,527	8.189	658	82.49	91.65	43.66	4.59	9.42	73.91	20.91	8.45	0.00
MH
All Collateral	100.00%	189,468	8.116	641	82.16	91.96	42.45	12.62	10.84	77.64	27.41	4.00	0.00

Notes:
N/O/O is all 2nd Home and Investment Properties		ok
Balloons includes 40-year amortizers with 30-year final		includes 15/30 and 30/40 Fixed and ARMs
MI is lender-paid mortgage insurance		No MI
CLTV only for loans in pool (not including silent seconds, or known junior liens outside pool)						Excluded 1sts that do not have 2nds in deal

		Agg	% of	Avg
		Curr	Agg	Curr	WA	WA
DOCUMENTATION	DTIBACK	Bal	Curr Bal	Bal	FICO	LTV	WAC	%2nds
Full	5.01 - 10.00	130,449	0.02	65,225	610	91.50	11.051	100.00
	10.01 - 15.00	390,325	0.05	195,162	696	93.04	8.022	0.00
	15.01 - 20.00	1,538,719	0.18	118,363	628	81.23	7.891	9.23
	20.01 - 25.00	6,415,794	0.76	139,474	623	78.25	7.797	3.80
	25.01 - 30.00	10,696,788	1.26	118,853	621	81.78	8.140	5.93
	30.01 - 35.00	22,248,746	2.63	135,663	629	80.90	7.972	9.66
	35.01 - 40.00	28,617,113	3.38	140,280	617	82.72	8.095	7.31
	40.01 - 45.00	55,658,970	6.57	153,330	625	84.16	8.042	9.12
	45.01 - 50.00	73,273,811	8.65	150,769	616	83.31	8.119	9.90
	50.01 - 55.00	26,697,101	3.15	156,123	615	84.25	7.938	8.73
	55.01 >=	6,567,158	0.78	193,152	638	82.43	7.328	5.61

Limited	5.01 - 10.00	3,464,428	0.41	494,918	665	80.43	7.048	3.06
	10.01 - 15.00	5,523,576	0.65	290,715	623	77.12	8.340	8.44
	15.01 - 20.00	3,165,844	0.37	166,623	639	82.59	8.106	22.58
	20.01 - 25.00	6,394,437	0.75	213,148	631	81.96	7.871	7.53
	25.01 - 30.00	12,712,975	1.50	223,035	635	81.27	7.696	8.68
	30.01 - 35.00	11,467,078	1.35	224,845	641	81.64	7.896	9.60
	35.01 - 40.00	26,946,944	3.18	244,972	646	82.86	7.688	9.52
	40.01 - 45.00	31,138,588	3.68	210,396	643	82.05	7.744	10.66
	45.01 - 50.00	32,467,979	3.83	212,209	619	81.68	7.864	7.43
	50.01 - 55.00	13,384,809	1.58	205,920	627	82.86	7.692	7.22
	55.01 >=	2,534,016	0.30	211,168	637	81.71	7.501	7.95

Lite	5.01 - 10.00	107,811	0.01	107,811	511	30.86	8.720	0.00
	10.01 - 15.00	241,595	0.03	80,532	632	82.92	7.708	14.62
	20.01 - 25.00	283,549	0.03	141,775	643	84.00	9.256	20.01
	25.01 - 30.00	1,109,297	0.13	221,859	629	85.70	8.359	6.30
	30.01 - 35.00	1,706,388	0.20	213,299	648	86.32	7.905	12.27
	35.01 - 40.00	6,197,820	0.73	247,913	658	84.96	7.954	14.76
	40.01 - 45.00	4,861,131	0.57	270,063	628	85.12	8.054	5.50
	45.01 - 50.00	5,959,657	0.70	192,247	634	84.25	7.906	13.23
	50.01 - 55.00	4,696,080	0.55	276,240	609	81.33	7.852	8.44
	55.01 >=	1,106,562	0.13	221,312	649	85.83	8.004	13.90

Stated Documentation	5.01 - 10.00	50,332	0.01	50,332	725	100.00	9.990	100.00
	10.01 - 15.00	137,772	0.02	68,886	670	84.00	8.630	20.00
	15.01 - 20.00	1,287,515	0.15	160,939	668	79.95	7.922	8.41
	20.01 - 25.00	3,559,667	0.42	114,828	646	79.39	8.647	10.41
	25.01 - 30.00	9,573,628	1.13	167,958	672	80.42	8.113	11.13
	30.01 - 35.00	25,118,722	2.97	163,109	648	80.19	8.319	10.78
	35.01 - 40.00	65,853,548	7.77	210,395	653	81.04	8.150	10.01
	40.01 - 45.00	119,541,999	14.11	211,579	656	81.69	8.232	12.08
	45.01 - 50.00	199,132,611	23.51	218,108	651	82.18	8.350	13.89
	50.01 - 55.00	14,794,515	1.75	231,164	663	80.48	8.377	13.47
	55.01 >=	357,777	0.04	178,888	654	84.00	8.478	20.00

		% of pool	average LTV	CLTV above 80%	CLTV above 90%	% full doc	% owner occ	ave wac	% below 100k
A	FICO below 600	17.66	79.43	60.13	38.51	53.58	98.23	8.656	13.41
	FICO below 580	9.98	78.82	49.79	20.15	50.31	98.37	8.837	9.01
	FICO below 560	6.62	77.92	47.57	11.63	52.54	98.5	8.95	9.8

		% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k
B	LTV above 85%	23.33	95.54	21.53	12.40	36.85	92.53	9.6550	35.50
	LTV above 90%	16.73	97.85	19.04	9.26	34.98	95.42	10.1890	46.59
	LTV above 95%	10.16	99.97	8.17	0.03	24.17	97.11	11.0530	67.06

		% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k
C	DTI > 40%	69.90	82.49	17.70	9.51	27.39	96.56	8.1510	10.81
	DTI > 45%	44.97	82.49	18.69	10.06	27.96	96.04	8.1760	10.77
	DTI > 50%	8.28	82.76	26.43	13.89	47.43	90.52	7.9080	10.86
	Average DTI

D		% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k
	Non Owner Occ	4.00	84.11	7.82	4.07	27.25	0.00	8.2290	15.28
	Stated Docs	51.87	81.64	6.88	3.77	0.00	97.31	8.2830	9.79
	Loans below 100k	11.17	92.74	21.19	7.38	41.05	94.54	10.3280	100.00
	IO Loans	12.62	80.58	3.45	0.00	35.00	96.84	7.0600	0.74

% above 500k	% IO	ave DTI	DTI > 45%
9.14	2.46	42.63	47.61
8.58	0.15	42.93	49.07
3.52	0	42.62	47.14

% above 500k	% IO	ave DTI	DTI > 45%	CLTV above 80%	CLTV > 90%
5.71	6.79	42.68	46.08	100.00	72.13
4.21	4.67	42.82	46.62	100.00	100.00
0.00	0.00	43.03	47.47	100.00	100.00

% above 500k	% IO	ave DTI	DTI > 45%	CLTV above 80%	CLTV > 90%
13.42	10.53	46.62	64.33	86.07	74.17
12.19	5.16	48.77	100.00	85.86	73.64
9.40	4.59	52.93	100.00	82.46	62.94

% above 500k	% IO	ave DTI	DTI > 45%	LTV > 80%	CLTV > 90%
19.93	9.99	40.39	44.54	85.25	49.59
14.42	8.11	43.50	48.77	85.28	77.56
0.00	0.83	41.99	43.33	92.32	86.05
23.45	100.00	39.25	18.40	89.50	74.24

E	When do IOs reset
	Months to next reset (arms only)	Count	Balance ($)	% of Balance	WAC	Remaining Term	WA CLTV	WA FICO
	12-17	2	694,250	0.08	6.513	352	85	723
	18 - 23	242	73,748,525	8.71	7.236	358	96.25	662
	24 - 29	1	432,000	0.05	6.88	360	100	629
	30 - 35	14	3,697,888	0.44	7.131	359	91.82	666
	54 - 59	5	1,066,997	0.13	7.149	359	77.72	670
	114 - 119	71	27,297,513	3.22	6.589	358	90.58	711
	Total:	335	106,937,173	12.62	7.06	358	94.4	675

F	Is DTI off current mortgage rate for IO	Yes, rates have not reset since DTI at origination

G	Summary of pool per grades
	Credit Grade	Count	Balance ($)	% of Balance	WAC	Remaining Term	WA LTV	WA FICO

	Total:

H	What are top 10 cities and average strats for each
	Top 10 Cities of Overall Pool	Loans	Balance ($)	Balance	Rate (%)	(months)	LTV	Score
	Total:	440	100,566,890	0.12	8.016	340.66	82.08	657

I	What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?

	LTV > 90	Loans	Balance ($)	% of Balance	Rate (%)	% stated Doctype	% IO Loans	% non-owner Occupied	% Fico Less Than 600
		1,675	141,723,390	16.73	10.189	41.99	4.67	4.58	19.04

J	What is max LTv fo stated income and minimum FICO for stated income?
	MAX LTV, STATED INC.	100
	MIN FICO, STATED INC.	500

K	What is min FICO for loans above 90% LTV
	Min Fico for ltv greater than 90: 501	501.00

L	Seasoning hisotry - any over 3m? YES

M	Excess spread?

N	what is available funds cap schedule at forwards +200, fixed prepay at 50% CPR, ARM pay at 125% CPR

O	Please specify as part of the strats , silent seconds, second liens, MH,	1st liens with 2nds	55.07%
		2nd Liens	10.84%
		MH	0%

HASCO 2006-WMC1	HSBC
Condos

Cities	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
CHICAGO	23	2,689,111	3.99	116,918	7.802	83.00	96.59	665	38.38
LOS ANGELES	9	2,213,363	3.28	245,929	8.023	85.29	98.00	682	49.11
MIAMI	9	925,591	1.37	102,843	8.216	82.87	98.45	662	43.22
POMPANO BEA	8	848,221	1.26	106,028	8.773	81.08	96.29	615	38.61
HIALEAH	7	937,352	1.39	133,907	8.203	85.10	95.68	606	43.99
Other	361	59,788,384	88.70	165,619	7.936	82.33	94.34	650	42.80
Total:	417	67,402,023	100.00	161,636	7.952	82.49	94.65	651	42.80

Zips	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
33069	7	676,425	1.00	96,632	8.989	81.36	95.35	597	38.12
91342	5	1,038,219	1.54	207,644	7.942	78.27	91.36	627	48.26
98204	5	727,967	1.08	145,593	7.961	82.50	100.00	665	42.13
60656	4	374,577	0.56	93,644	8.890	84.00	100.00	637	44.41
60659	4	357,924	0.53	89,481	8.269	82.37	95.00	718	42.36
Other	392	64,226,912	95.29	163,844	7.934	82.56	94.60	652	42.76
Total:	417	67,402,023	100.00	161,636	7.952	82.49	94.65	651	42.80

HASCO 2006-WMC1	HSBC
2 to 4 Family Properties

Cities	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
BROOKLYN	34	12,215,222	12.96	359,271	8.255	80.97	93.89	664	45.61
LOS ANGELES	32	9,708,662	10.30	303,396	8.124	81.65	93.36	679	42.07
CHICAGO	24	4,415,964	4.68	183,999	8.339	86.90	95.22	634	46.40
BRONX	14	4,602,726	4.88	328,766	7.501	81.09	92.31	677	44.84
NEWARK	9	1,909,697	2.03	212,189	8.816	84.26	92.82	637	45.82
Other	242	61,409,654	65.15	253,759	8.208	82.66	92.02	655	43.18
Total:	355	94,261,925	100.00	265,527	8.189	82.49	92.58	658	43.66

Zips	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
11207	7	2,045,645	2.17	292,235	8.123	82.58	98.61	666	39.48
11208	6	1,887,448	2.00	314,575	8.013	79.92	93.91	665	45.24
11221	6	1,980,782	2.10	330,130	8.348	82.56	95.25	694	45.06
11236	6	2,260,048	2.40	376,675	8.446	80.58	93.02	621	47.69
11433	6	1,884,655	2.00	314,109	7.596	82.19	100.00	675	43.46
Other	324	84,203,348	89.33	259,887	8.197	82.60	92.16	658	43.59
Total:	355	94,261,925	100.00	265,527	8.189	82.49	92.58	658	43.66

HASCO 2006-WMC1	HSBC
Investment Properties

Cities	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
BALTIMORE	5	415,562	2.68	83,112	9.251	87.14	87.14	664	37.85
JACKSON	4	253,306	1.64	63,327	8.528	89.06	89.06	738	46.88
CHICAGO	3	585,114	3.78	195,038	8.287	85.43	85.43	711	49.09
DALLAS	3	185,028	1.19	61,676	8.400	82.76	82.76	639	28.55
MIAMI	3	469,264	3.03	156,421	8.219	68.42	68.42	641	41.04
Other	66	13,577,734	87.68	205,723	8.411	84.94	84.94	656	36.96
Total:	84	15,486,009	100.00	184,357	8.425	84.55	84.55	659	37.62

Zips	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
21215	3	230,800	1.49	76,933	9.661	89.08	89.08	676	29.68
39209	3	205,755	1.33	68,585	8.334	90.00	90.00	764	46.64
90704	2	1,648,046	10.64	824,023	7.580	77.15	77.15	638	37.51
01702	1	386,454	2.50	386,454	7.770	90.00	90.00	630	22.53
01970	1	494,332	3.19	494,332	7.990	90.00	90.00	643	28.92
Other	74	12,520,622	80.85	169,198	8.552	84.97	84.97	661	38.45
Total:	84	15,486,009	100.00	184,357	8.425	84.55	84.55	659	37.62

HASCO 2006-WMC1	HSBC
Stated Doc

Summary Statistics (as of the Sample Pool Calculation Date)
Aggregate Principal Balance: $439,408,085.64
Number of Mortgage Loans: 2,110
Average Principal Balance: $208,250.28
Aggregate Principal Balance (Fixed Rate): $88,118,908.35
Aggregate Principal Balance (Adjustable Rate): $351,289,177.29
% Fixed Rate Mortgages: 20.05%
% Adjustable Rate Mortgages: 79.95%
Weighted Average Current Mortgage Rate: 8.283%
Non-zero Weighted Average Credit Score: 653
Weighted Average Original LTV: 81.64%
Weighted Average Original Combined LTV: 94.33%
Non-zero Weighted Average Debt Ratio: 43.50
Weighted Average Stated Remaining Term: 336
Weighted Average Stated Original Term: 337
Weighted Average Months to Roll: 29
Weighted Average Margin: 6.461%
Weighted Average Initial Rate Cap: 3.136%
Weighted Average Periodic Rate Cap: 1.020%
Weighted Average Maximum Rate: 14.310%
Weighted Average Minimum Rate: 7.764%
% Second Lien: 12.54%
% Silent & Simultaneous Seconds: 65.72%
% California Loans: 45.36%

Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
15 Year Fixed	8	539,645	0.12	67,456	9.778	82.41	82.41	641	37.56
20 Year Fixed	2	144,557	0.03	72,279	11.504	90.82	97.44	630	38.93
30 Year Fixed	73	18,431,258	4.19	252,483	7.819	77.63	83.20	645	42.94
15/30 Year Fixed (Balloon)	785	54,607,822	12.43	69,564	11.354	99.44	99.44	655	44.11
30/40 Year Fixed (Balloon)	51	14,395,626	3.28	282,267	7.849	78.89	85.06	645	43.68
2/28 ARM	280	70,806,173	16.11	252,879	8.256	78.81	92.25	644	42.86
2/28 ARM 5 Year Interest Only	64	20,263,892	4.61	316,623	7.372	80.75	98.21	693	41.21
2/28 ARM 10 Year Interest Only	8	2,103,200	0.48	262,900	7.825	80.00	98.98	684	36.38
3/27 ARM	8	3,009,742	0.68	376,218	7.989	79.48	86.75	666	43.08
3/27 ARM 5 Year Interest Only	2	511,400	0.12	255,700	7.130	72.69	83.89	671	45.60
3/27 ARM 10 Year Interest Only	1	256,000	0.06	256,000	6.725	80.00	100.00	674	38.31
5/25 ARM 5 Year Interest Only	3	745,000	0.17	248,333	6.924	68.01	71.24	694	34.67
10/20 ARM	10	3,506,871	0.80	350,687	7.746	73.21	84.66	683	43.07
10/20 ARM 5 Year Interest Only	1	368,000	0.08	368,000	7.675	80.00	100.00	699	35.74
10/20 ARM 10 Year Interest Only	30	11,385,167	2.59	379,506	6.781	79.50	96.13	716	40.44
30/40 Year ARM 2/28 (Balloon)	740	225,445,813	51.31	304,657	7.845	79.29	95.06	646	44.13
30/40 Year ARM 3/27 (Balloon)	15	4,289,657	0.98	285,977	7.563	79.90	95.33	663	41.85
30/40 Year ARM 5/25 (Balloon)	1	383,814	0.09	383,814	8.595	80.00	100.00	631	47.25
30/40 Year ARM 10/20 (Balloon)	28	8,214,448	1.87	293,373	7.194	78.82	95.60	723	42.92
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
6.000 - 6.499	19	7,398,634	1.68	389,402	6.354	79.28	94.03	708	41.41
6.500 - 6.999	154	50,509,777	11.49	327,986	6.820	78.99	94.22	695	43.16
7.000 - 7.499	213	68,750,839	15.65	322,774	7.280	79.63	96.78	669	43.56
7.500 - 7.999	429	125,049,348	28.46	291,490	7.764	79.03	93.15	649	43.63
8.000 - 8.499	218	58,299,493	13.27	267,429	8.254	79.69	95.72	642	43.51
8.500 - 8.999	189	50,853,692	11.57	269,067	8.744	78.55	90.40	628	43.23
9.000 - 9.499	64	13,287,468	3.02	207,617	9.227	78.59	89.18	614	43.46
9.500 - 9.999	88	10,862,643	2.47	123,439	9.773	82.77	88.46	622	43.10
10.000 - 10.499	25	3,101,354	0.71	124,054	10.198	91.26	93.63	654	42.26
10.500 - 10.999	215	17,231,962	3.92	80,149	10.840	98.18	98.40	653	44.39
11.000 - 11.499	195	15,532,677	3.53	79,655	11.203	99.41	99.41	651	44.16
11.500 - 11.999	71	4,649,713	1.06	65,489	11.797	99.38	99.38	657	43.09
12.000 - 12.499	58	3,494,403	0.80	60,248	12.240	99.33	99.33	647	45.69
12.500 - 12.999	171	10,305,134	2.35	60,264	12.708	99.17	99.17	629	43.92
13.000 - 13.499	1	80,947	0.02	80,947	13.250	95.00	95.00	687	46.14
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50
Weighted Average Gross Mortgage Rate (%): 8.283
Minimum Gross Mortgage Rate (%): 6.000
Maximum Gross Mortgage Rate (%): 13.250
Standard Deviation Gross Mortgage Rate (%): 1.889

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	263	9,125,936	2.08	34,699	11.467	97.61	97.96	651	41.48
50,000.01 - 100,000.00	465	33,906,926	7.72	72,918	10.945	95.43	97.61	650	43.41
100,000.01 - 150,000.00	253	31,381,593	7.14	124,038	9.584	88.40	96.90	652	41.83
150,000.01 - 200,000.00	180	31,832,431	7.24	176,847	8.287	79.73	92.62	651	41.79
200,000.01 - 250,000.00	192	43,164,089	9.82	224,813	7.871	79.21	94.22	650	42.64
250,000.01 - 300,000.00	208	57,418,928	13.07	276,053	7.850	79.40	93.63	648	43.76
300,000.01 - 350,000.00	167	54,301,151	12.36	325,157	7.765	78.60	92.64	649	44.29
350,000.01 - 400,000.00	124	46,322,993	10.54	373,573	7.704	79.56	93.77	654	43.32
400,000.01 - 450,000.00	90	38,170,159	8.69	424,113	7.866	80.69	95.95	657	44.26
450,000.01 - 500,000.00	64	30,432,167	6.93	475,503	7.755	80.21	93.93	656	45.30
500,000.01 - 550,000.00	41	21,566,435	4.91	526,011	7.763	78.61	95.05	662	44.38
550,000.01 - 600,000.00	25	14,363,175	3.27	574,527	7.797	79.79	96.86	672	45.99
600,000.01 - 650,000.00	13	8,130,381	1.85	625,414	7.689	80.00	96.47	651	46.20
650,000.01 - 700,000.00	8	5,428,153	1.24	678,519	7.692	82.14	92.20	678	43.04
700,000.01 - 750,000.00	5	3,630,784	0.83	726,157	7.626	77.62	89.62	651	40.33
750,000.01 - 800,000.00	5	3,920,220	0.89	784,044	8.230	78.94	86.92	630	39.74
800,000.01 - 850,000.00	3	2,494,163	0.57	831,388	8.292	75.27	90.07	728	38.79
850,000.01 - 900,000.00	1	853,439	0.19	853,439	8.100	80.00	100.00	706	46.45
900,000.01 - 950,000.00	1	920,000	0.21	920,000	6.600	80.00	100.00	710	37.21
950,000.01 - 1,000,000.00	1	996,412	0.23	996,412	8.550	52.47	52.47	593	49.30
1,000,000.01 >=	1	1,048,552	0.24	1,048,552	7.880	69.54	69.54	625	37.95
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50
Average Cut-off Date Principal Balance ($): 208,250.28
Minimum Cut-off Date Principal Balance ($): 12,765.71
Maximum Cut-off Date Principal Balance ($): 1,048,551.52
Standard Deviation Cut-off Date Principal Balance ($): 157,333.39

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	263	9,125,936	2.08	34,699	11.467	97.61	97.96	651	41.48
50,000.01 - 100,000.00	464	33,806,983	7.69	72,860	10.954	95.56	97.75	650	43.46
100,000.01 - 150,000.00	254	31,481,536	7.16	123,943	9.579	88.29	96.76	652	41.78
150,000.01 - 200,000.00	180	31,832,431	7.24	176,847	8.287	79.73	92.62	651	41.79
200,000.01 - 250,000.00	191	42,914,222	9.77	224,682	7.871	79.20	94.18	650	42.61
250,000.01 - 300,000.00	209	57,668,794	13.12	275,927	7.850	79.40	93.66	648	43.78
300,000.01 - 350,000.00	166	53,951,320	12.28	325,008	7.761	78.92	93.05	649	44.40
350,000.01 - 400,000.00	125	46,672,823	10.62	373,383	7.709	79.18	93.28	653	43.20
400,000.01 - 450,000.00	90	38,170,159	8.69	424,113	7.866	80.69	95.95	657	44.26
450,000.01 - 500,000.00	64	30,432,167	6.93	475,503	7.755	80.21	93.93	656	45.30
500,000.01 - 550,000.00	41	21,566,435	4.91	526,011	7.763	78.61	95.05	662	44.38
550,000.01 - 600,000.00	25	14,363,175	3.27	574,527	7.797	79.79	96.86	672	45.99
600,000.01 - 650,000.00	13	8,130,381	1.85	625,414	7.689	80.00	96.47	651	46.20
650,000.01 - 700,000.00	8	5,428,153	1.24	678,519	7.692	82.14	92.20	678	43.04
700,000.01 - 750,000.00	5	3,630,784	0.83	726,157	7.626	77.62	89.62	651	40.33
750,000.01 - 800,000.00	5	3,920,220	0.89	784,044	8.230	78.94	86.92	630	39.74
800,000.01 - 850,000.00	3	2,494,163	0.57	831,388	8.292	75.27	90.07	728	38.79
850,000.01 - 900,000.00	1	853,439	0.19	853,439	8.100	80.00	100.00	706	46.45
900,000.01 - 950,000.00	1	920,000	0.21	920,000	6.600	80.00	100.00	710	37.21
950,000.01 - 1,000,000.00	1	996,412	0.23	996,412	8.550	52.47	52.47	593	49.30
1,000,000.01 >=	1	1,048,552	0.24	1,048,552	7.880	69.54	69.54	625	37.95
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50
Average Orig Balance ($): 208,469.28
Minimum Orig Balance ($): 12,800.00
Maximum Orig Balance ($): 1,050,000.00
Standard Deviation Orig Balance ($): 157,491.24

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
171 - 180	793	55,147,467	12.55	69,543	11.339	99.28	99.28	655	44.05
231 - 240	2	144,557	0.03	72,279	11.504	90.82	97.44	630	38.93
351 - 360	1,315	384,116,061	87.42	292,103	7.843	79.11	93.62	653	43.42
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50
Weighted Average Remaining Term: 336
Minimum Remaining Term: 172
Maximum Remaining Term: 360
Standard Deviation Remaining Term: 87

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
180	793	55,147,467	12.55	69,543	11.339	99.28	99.28	655	44.05
240	2	144,557	0.03	72,279	11.504	90.82	97.44	630	38.93
360	1,315	384,116,061	87.42	292,103	7.843	79.11	93.62	653	43.42
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50
Weighted Average Original Term: 337
Minimum Original Term: 180
Maximum Original Term: 360
Standard Deviation Original Term: 87

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	5	612,135	0.14	122,427	8.601	26.60	26.60	549	31.34
35.01 - 40.00	3	724,009	0.16	241,336	8.149	36.85	36.85	651	48.93
40.01 - 45.00	4	759,089	0.17	189,772	7.711	43.56	43.56	622	37.65
45.01 - 50.00	3	484,692	0.11	161,564	8.289	46.43	46.43	531	42.16
50.01 - 55.00	12	3,228,429	0.73	269,036	8.325	52.50	52.50	581	42.56
55.01 - 60.00	16	4,323,546	0.98	270,222	8.476	57.47	57.47	597	41.10
60.01 - 65.00	23	5,863,052	1.33	254,915	7.976	62.88	63.04	608	43.69
65.01 - 70.00	39	10,905,960	2.48	279,640	8.032	69.07	69.19	598	41.45
70.01 - 75.00	39	11,935,193	2.72	306,031	8.187	73.86	77.18	622	41.54
75.01 - 80.00	1,072	313,811,300	71.42	292,734	7.761	79.95	97.55	660	43.78
80.01 - 85.00	42	13,509,954	3.07	321,666	7.949	84.05	84.51	645	41.62
85.01 - 90.00	62	13,739,401	3.13	221,603	8.543	89.64	89.77	643	41.58
90.01 - 95.00	90	9,220,386	2.10	102,449	10.207	94.44	94.47	646	43.99
95.01 - 100.00	700	50,290,941	11.45	71,844	11.309	99.99	99.99	657	44.01
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50
Weighted Average Original LTV (%): 81.64
Minimum Original LTV (%): 14.49
Maximum Original LTV (%): 100.00
Standard Deviation Original LTV (%): 11.49

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	5	612,135	0.14	122,427	8.601	26.60	26.60	549	31.34
35.01 - 40.00	3	724,009	0.16	241,336	8.149	36.85	36.85	651	48.93
40.01 - 45.00	4	759,089	0.17	189,772	7.711	43.56	43.56	622	37.65
45.01 - 50.00	3	484,692	0.11	161,564	8.289	46.43	46.43	531	42.16
50.01 - 55.00	12	3,228,429	0.73	269,036	8.325	52.50	52.50	581	42.56
55.01 - 60.00	16	4,323,546	0.98	270,222	8.476	57.47	57.47	597	41.10
60.01 - 65.00	22	5,826,060	1.33	264,821	7.966	62.87	62.87	607	43.84
65.01 - 70.00	38	10,862,756	2.47	285,862	8.024	69.07	69.07	598	41.51
70.01 - 75.00	34	10,120,024	2.30	297,648	8.221	73.80	73.80	611	41.87
75.01 - 80.00	90	27,720,219	6.31	308,002	7.839	79.53	79.53	626	42.08
80.01 - 85.00	42	13,615,745	3.10	324,184	7.918	83.93	84.10	645	41.58
85.01 - 90.00	84	20,310,088	4.62	241,787	8.316	86.25	89.70	647	42.52
90.01 - 95.00	171	34,123,586	7.77	199,553	8.671	83.76	94.72	645	44.95
95.01 - 100.00	1,586	306,697,708	69.80	193,378	8.309	83.27	99.99	664	43.81
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50
Weighted Average Original Combined LTV (%): 94.33
Minimum Original Combined LTV (%): 14.49
Maximum Original Combined LTV (%): 100.00
Standard Deviation Original Combined LTV (%): 10.42

Range of Debt Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 30.00	99	14,608,915	3.32	147,565	8.238	80.23	90.97	665	25.70
30.01 - 35.00	154	25,118,722	5.72	163,109	8.319	80.19	90.30	648	33.01
35.01 - 40.00	313	65,853,548	14.99	210,395	8.150	81.04	92.53	653	37.74
40.01 - 45.00	565	119,541,999	27.21	211,579	8.232	81.69	94.65	656	42.74
45.01 - 50.00	913	199,132,611	45.32	218,108	8.350	82.18	95.60	651	47.83
50.01 - 55.00	64	14,794,515	3.37	231,164	8.377	80.48	92.66	663	52.10
55.01>=	2	357,777	0.08	178,888	8.478	84.00	100.00	654	55.20
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50
Non-zero Weighted Average DTI: 43.50
Minimum DTI: 7.37
Maximum DTI: 55.20
Standard Deviation DTI: 6.48

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
2.750 - 2.999	12	4,689,766	1.34	390,814	6.885	80.00	99.52	731	37.88
3.000 - 3.249	1	279,920	0.08	279,920	6.225	80.00	100.00	740	42.51
3.250 - 3.499	7	1,720,185	0.49	245,741	8.202	80.00	95.07	670	48.58
3.500 - 3.749	1	234,853	0.07	234,853	6.850	80.00	100.00	717	44.77
3.750 - 3.999	5	1,402,258	0.40	280,452	7.998	80.36	94.33	670	39.73
4.750 - 4.999	3	663,026	0.19	221,009	7.170	74.34	74.34	588	46.04
5.000 - 5.249	33	7,103,579	2.02	215,260	8.022	79.04	95.18	650	42.40
5.250 - 5.499	26	7,166,637	2.04	275,640	7.974	77.17	90.11	648	44.03
5.500 - 5.749	21	6,323,719	1.80	301,129	7.638	77.64	93.58	642	42.61
5.750 - 5.999	56	17,855,008	5.08	318,839	7.603	75.38	85.80	663	42.54
6.000 - 6.249	161	53,051,777	15.10	329,514	7.421	79.31	95.80	671	44.10
6.250 - 6.499	322	90,724,004	25.83	281,752	7.677	79.19	96.30	658	43.47
6.500 - 6.749	165	51,348,409	14.62	311,202	7.881	79.60	94.06	645	43.87
6.750 - 6.999	104	30,578,749	8.70	294,026	7.889	80.58	97.10	652	42.81
7.000 - 7.249	103	29,505,163	8.40	286,458	8.055	79.44	94.67	645	43.97
7.250 - 7.499	39	9,949,164	2.83	255,107	8.517	81.57	92.01	627	42.77
7.500 - 7.749	62	19,594,895	5.58	316,047	8.332	78.76	94.84	645	43.35
7.750 - 7.999	38	9,787,397	2.79	257,563	8.719	80.31	94.29	636	43.03
8.000 - 8.249	32	9,310,668	2.65	290,958	9.081	77.94	84.39	620	43.60
Total:	1,191	351,289,177	100.00	294,953	7.844	79.20	94.52	654	43.44
Weighted Average Margin (%): 6.461
Minimum Margin (%): 2.750
Maximum Margin (%): 8.000
Standard Deviation Margin (%): 0.805

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 4.499	15	5,600,539	1.59	373,369	6.883	80.00	99.60	728	38.50
6.000 - 6.499	21	7,558,715	2.15	359,939	6.687	79.59	93.40	693	41.39
6.500 - 6.999	134	43,640,456	12.42	325,675	6.843	79.30	95.90	694	43.54
7.000 - 7.499	192	61,841,247	17.60	322,090	7.309	79.78	97.69	670	43.68
7.500 - 7.999	380	112,165,845	31.93	295,173	7.765	79.00	93.96	649	43.78
8.000 - 8.499	197	53,340,557	15.18	270,764	8.249	79.54	96.49	642	43.60
8.500 - 8.999	161	45,788,837	13.03	284,403	8.751	78.47	90.82	628	43.20
9.000 - 9.499	55	11,395,027	3.24	207,182	9.232	79.23	90.39	615	43.51
9.500 - 9.999	27	7,142,469	2.03	264,536	9.731	75.78	83.39	593	43.24
10.000 - 10.499	5	1,506,560	0.43	301,312	10.188	82.68	86.88	590	40.70
10.500 - 10.999	4	1,308,925	0.37	327,231	10.811	85.43	86.18	541	38.43
Total:	1,191	351,289,177	100.00	294,953	7.844	79.20	94.52	654	43.44
Weighted Average Minimum Rate (%): 7.764
Minimum Minimum Rate (%): 2.750
Maximum Minimum Rate (%): 10.995
Standard Deviation Minimum Rate (%): 0.949

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
11.000 - 11.499	4	1,671,920	0.48	417,980	6.364	80.00	96.66	738	44.22
11.500 - 11.999	8	3,475,615	0.99	434,452	6.726	80.00	99.35	727	35.81
12.000 - 12.499	3	1,455,404	0.41	485,135	7.252	80.00	100.00	698	40.70
12.500 - 12.999	17	6,202,714	1.77	364,866	6.443	79.14	93.78	702	40.20
13.000 - 13.499	132	42,498,755	12.10	321,960	6.825	79.28	95.81	695	43.68
13.500 - 13.999	188	60,265,334	17.16	320,560	7.279	79.81	97.90	671	43.67
14.000 - 14.499	382	112,776,276	32.10	295,226	7.768	79.00	93.99	649	43.76
14.500 - 14.999	204	55,781,453	15.88	273,438	8.259	79.61	96.53	642	43.75
15.000 - 15.499	161	45,903,495	13.07	285,115	8.760	78.40	90.53	628	43.10
15.500 - 15.999	55	11,186,383	3.18	203,389	9.228	79.31	90.25	615	43.36
16.000 - 16.499	27	7,142,469	2.03	264,536	9.731	75.78	83.39	593	43.24
16.500 - 16.999	6	1,620,433	0.46	270,072	10.234	82.14	86.05	585	40.75
17.000 - 17.499	4	1,308,925	0.37	327,231	10.811	85.43	86.18	541	38.43
Total:	1,191	351,289,177	100.00	294,953	7.844	79.20	94.52	654	43.44
Weighted Average Maximum Rate (%): 14.310
Minimum Maximum Rate (%): 11.225
Maximum Maximum Rate (%): 17.495
Standard Deviation Maximum Rate (%): 0.821

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	1	72,250	0.02	72,250	6.990	74.54	90.00	698	38.41
1.500	1	431,359	0.12	431,359	7.925	80.00	100.00	627	45.53
3.000	1,117	326,461,082	92.93	292,266	7.901	79.29	94.60	649	43.58
5.000	72	24,324,487	6.92	337,840	7.079	77.87	93.27	712	41.53
Total:	1,191	351,289,177	100.00	294,953	7.844	79.20	94.52	654	43.44
Weighted Average Initial Cap (%): 3.136
Minimum Initial Cap (%): 1.000
Maximum Initial Cap (%): 5.000
Standard Deviation Initial Cap (%): 0.483

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	1,173	344,099,724	97.95	293,350	7.865	79.18	94.43	652	43.53
2.000	18	7,189,454	2.05	399,414	6.837	80.15	98.76	723	38.91
Total:	1,191	351,289,177	100.00	294,953	7.844	79.20	94.52	654	43.44
Non-zero Weighted Average Subsequent Periodic Cap (%): 1.020
Non-zero Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 2.000
Standard Deviation Subsequent Periodic Cap (%): 0.122

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
October 2007	1	479,200	0.14	479,200	6.250	80.00	85.00	735	42.03
December 2007	6	1,539,731	0.44	256,622	7.772	81.84	95.44	646	42.76
January 2008	15	3,642,423	1.04	242,828	7.921	77.59	90.70	653	40.60
February 2008	12	4,237,256	1.21	353,105	8.087	79.13	94.48	645	45.36
March 2008	35	9,954,727	2.83	284,421	8.199	79.53	95.84	635	45.70
April 2008	310	93,002,399	26.47	300,008	8.095	79.67	94.07	643	43.11
May 2008	708	204,580,071	58.24	288,955	7.806	79.12	94.98	652	43.78
June 2008	5	1,183,271	0.34	236,654	8.022	76.90	90.69	648	42.13
February 2009	2	420,500	0.12	210,250	8.410	65.89	65.89	593	39.68
March 2009	1	525,499	0.15	525,499	8.670	80.00	99.99	694	47.37
April 2009	9	3,521,860	1.00	391,318	7.565	79.16	90.19	671	44.93
May 2009	14	3,598,940	1.02	257,067	7.535	80.87	94.65	664	39.60
April 2011	1	120,000	0.03	120,000	7.850	80.00	100.00	663	29.84
May 2011	3	1,008,814	0.29	336,271	7.450	71.15	78.76	674	40.03
March 2016	1	291,120	0.08	291,120	8.595	80.00	80.00	586	31.65
April 2016	14	4,499,503	1.28	321,393	7.024	80.00	96.43	718	41.83
May 2016	53	17,920,460	5.10	338,122	7.067	77.81	93.74	714	41.79
June 2016	1	763,404	0.22	763,404	7.250	80.00	100.00	706	40.47
Total:	1,191	351,289,177	100.00	294,953	7.844	79.20	94.52	654	43.44
Weighted Average Next Rate Adjustment Date: November 2008
Minimum Next Rate Adjustment Date: October 2007
Maximum Next Rate Adjustment Date: June 2016

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	799	199,334,171	45.36	249,480	8.107	81.69	95.20	655	43.78
New York	176	49,280,143	11.22	280,001	8.120	81.06	93.79	665	44.36
Florida	221	36,880,765	8.39	166,881	8.583	80.67	92.94	650	43.78
Massachusetts	133	27,839,145	6.34	209,317	8.162	80.11	88.32	643	43.51
New Jersey	96	21,077,677	4.80	219,559	8.480	81.46	90.56	642	42.66
Maryland	94	19,262,168	4.38	204,917	8.439	81.96	95.10	653	42.50
Virginia	67	14,998,229	3.41	223,854	8.798	83.41	98.21	643	45.25
Illinois	94	14,441,916	3.29	153,637	8.504	82.20	95.22	652	43.19
Washington	64	9,686,551	2.20	151,352	8.349	83.56	97.50	647	42.24
Texas	91	8,631,093	1.96	94,847	8.753	83.22	98.29	663	40.39
Arizona	52	7,527,011	1.71	144,750	8.783	82.78	96.20	654	43.06
Nevada	34	5,329,849	1.21	156,760	8.671	84.39	98.27	651	42.61
Connecticut	24	4,198,175	0.96	174,924	7.976	82.03	94.91	668	42.59
Hawaii	6	2,793,263	0.64	465,544	8.085	87.84	96.74	670	43.11
District of Columbia	7	1,734,917	0.39	247,845	8.312	72.03	74.79	611	42.27
Other	152	16,393,013	3.73	107,849	8.812	81.90	93.75	647	41.18
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary	2,041	427,589,197	97.31	209,500	8.281	81.64	94.37	652	43.47
Second Home	68	11,267,381	2.56	165,697	8.284	81.80	93.22	706	44.66
Investment	1	551,508	0.13	551,508	9.990	85.00	85.00	746	42.20
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family	1,398	288,127,852	65.57	206,100	8.238	81.38	93.60	650	43.22
Planned Unit Development	258	52,978,844	12.06	205,344	8.561	83.14	98.08	652	43.91
Condominium	234	38,140,389	8.68	162,993	8.175	82.03	95.70	659	43.58
Two-to-Four Family	220	60,161,000	13.69	273,459	8.323	81.35	93.66	666	44.46
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	1,559	301,567,825	68.63	193,437	8.300	83.17	98.72	663	43.56
Refinance - Cashout	518	129,074,567	29.37	249,179	8.259	78.18	84.53	630	43.37
Refinance - Rate Term	33	8,765,694	1.99	265,627	8.051	80.26	87.56	652	43.34
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Stated Documentation	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50

Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
500 - 519	14	3,587,798	0.82	256,271	9.591	69.04	69.04	507	42.85
520 - 539	13	2,496,249	0.57	192,019	9.004	67.09	67.48	532	42.30
540 - 559	20	5,237,213	1.19	261,861	8.671	64.33	64.33	551	40.88
560 - 579	19	6,305,609	1.44	331,874	8.269	73.99	73.99	571	44.73
580 - 599	51	12,593,004	2.87	246,922	8.673	72.98	75.72	589	41.90
600 - 619	453	87,620,505	19.94	193,423	8.680	82.23	93.83	610	43.77
620 - 639	374	71,566,551	16.29	191,354	8.542	82.71	94.48	629	43.77
640 - 659	378	77,244,162	17.58	204,350	8.328	82.57	96.48	650	44.27
660 - 679	287	55,435,371	12.62	193,155	8.194	83.32	97.89	669	43.37
680 - 699	155	36,378,337	8.28	234,699	7.926	81.36	97.51	689	43.78
700 - 719	146	34,660,388	7.89	237,400	7.612	82.38	97.28	710	42.23
720 - 739	89	20,240,027	4.61	227,416	7.500	82.26	97.99	728	43.22
740 - 759	50	12,408,746	2.82	248,175	7.746	82.76	97.82	747	43.91
760 - 779	45	9,355,561	2.13	207,901	7.740	82.58	97.16	769	41.12
780 - 799	13	3,334,643	0.76	256,511	7.658	80.42	95.76	790	43.08
800 - 819	3	943,921	0.21	314,640	9.015	72.15	73.76	809	38.72
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50
Non-zero Weighted Average FICO: 653
Minimum FICO: 500
Maximum FICO: 816
Standard Deviation FICO: 48

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	831	162,925,948	37.08	196,060	8.565	82.31	93.50	653	43.39
12	65	20,717,353	4.71	318,729	8.106	78.02	92.37	662	43.23
17	1	504,000	0.11	504,000	6.875	80.00	100.00	736	43.61
18	1	341,383	0.08	341,383	7.650	80.00	100.00	688	49.24
24	1,099	225,210,773	51.25	204,923	8.211	81.99	95.66	648	43.72
36	113	29,708,629	6.76	262,908	7.433	77.98	89.99	684	42.56
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	1,317	384,309,953	87.46	291,807	7.842	79.09	93.60	653	43.41
2nd Lien	793	55,098,132	12.54	69,481	11.357	99.45	99.45	655	44.13
Total:	2,110	439,408,086	100.00	208,250	8.283	81.64	94.33	653	43.50

HASCO 2006-WMC1	HSBC
All records

Geographic Distribution (Table of all 50 states DC)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Alabama	1	44,493	0.01	44,493	8.400	84.91	84.91	643	26.32
Arizona	103	15,890,212	1.88	154,274	8.434	83.84	93.64	637	43.66
Arkansas	11	1,130,003	0.13	102,728	8.583	87.34	95.39	651	38.72
California	1,271	339,516,550	40.08	267,126	7.870	81.35	93.26	651	42.40
Colorado	22	3,131,553	0.37	142,343	8.447	85.92	96.74	616	41.48
Connecticut	57	9,477,638	1.12	166,274	8.332	81.44	91.17	634	43.23
Delaware	5	749,066	0.09	149,813	8.815	84.11	86.85	611	42.87
District of Columbia	22	4,802,007	0.57	218,273	8.153	74.18	79.58	611	41.65
Florida	423	70,359,666	8.31	166,335	8.306	80.93	91.38	638	42.59
Georgia	42	4,760,456	0.56	113,344	9.158	85.43	94.76	598	38.26
Hawaii	9	3,247,289	0.38	360,810	7.897	87.00	95.67	674	42.52
Idaho	24	3,385,866	0.40	141,078	8.660	86.55	92.61	592	45.08
Illinois	207	30,262,374	3.57	146,195	8.414	84.26	93.64	631	41.80
Indiana	19	1,672,592	0.20	88,031	8.810	83.47	93.81	624	38.84
Iowa	2	348,468	0.04	174,234	8.445	95.00	95.00	622	37.85
Kansas	2	109,818	0.01	54,909	9.710	92.29	92.29	661	27.71
Kentucky	3	151,757	0.02	50,586	7.755	84.77	94.25	707	38.59
Louisiana	150	11,630,048	1.37	77,534	8.945	85.83	95.09	609	41.36
Maine	7	1,322,524	0.16	188,932	8.242	79.94	82.16	589	39.26
Maryland	211	41,109,282	4.85	194,831	8.211	82.44	93.05	637	42.10
Massachusetts	267	61,929,349	7.31	231,945	7.852	81.30	87.56	632	42.85
Michigan	25	2,970,049	0.35	118,802	8.843	83.01	94.00	622	43.70
Minnesota	18	1,844,867	0.22	102,493	8.358	83.59	94.52	613	42.16
Mississippi	100	7,896,705	0.93	78,967	8.819	85.12	94.18	612	40.35
Missouri	16	1,233,852	0.15	77,116	8.902	84.21	91.74	644	40.29
Montana	5	555,703	0.07	111,141	8.272	81.48	87.59	718	39.26
Nevada	65	10,276,432	1.21	158,099	8.289	83.52	95.62	638	42.59
New Hampshire	18	2,443,694	0.29	135,761	8.529	84.14	94.28	607	47.79
New Jersey	159	34,039,403	4.02	214,084	8.345	82.63	90.66	632	41.53
New Mexico	9	768,126	0.09	85,347	8.368	85.21	97.62	671	41.15
New York	258	67,535,247	7.97	261,765	8.029	81.81	93.33	656	44.58
North Carolina	15	1,576,431	0.19	105,095	9.092	80.78	88.68	587	36.08
Ohio	61	4,881,480	0.58	80,024	8.754	86.24	95.85	590	44.15
Oklahoma	17	1,286,681	0.15	75,687	8.682	84.76	95.04	627	41.48
Oregon	30	4,901,945	0.58	163,398	8.119	83.31	92.56	615	41.02
Pennsylvania	62	6,718,300	0.79	108,360	8.286	84.86	89.33	617	38.45
Rhode Island	11	1,691,890	0.20	153,808	8.058	79.16	86.06	625	42.09
South Carolina	14	1,543,297	0.18	110,235	8.658	85.71	93.94	637	42.73
South Dakota	3	385,051	0.05	128,350	9.252	93.27	93.27	592	49.91
Tennessee	71	6,289,258	0.74	88,581	8.008	84.29	92.65	617	41.91
Texas	310	26,733,320	3.16	86,237	8.596	84.26	95.96	625	39.89
Utah	12	2,162,638	0.26	180,220	8.126	83.45	100.00	642	34.99
Vermont	2	128,800	0.02	64,400	10.165	83.99	100.00	579	48.61
Virginia	103	20,495,886	2.42	198,989	8.665	83.30	96.11	636	45.43
Washington	201	30,458,978	3.60	151,537	8.070	83.69	95.00	631	42.06
West Virginia	7	1,003,221	0.12	143,317	8.613	85.34	97.76	625	47.98
Wisconsin	20	2,143,664	0.25	107,183	9.042	83.02	94.12	627	43.06
Wyoming	1	117,698	0.01	117,698	7.990	95.00	95.00	669	13.81
Total:	4,471	847,113,624	100.00	189,468	8.116	82.16	92.77	641	42.45
HASCO 2006-WMC1	HSBC
Sim Seconds

Summary Statistics (as of the Sample Pool Calculation Date)
Aggregate Principal Balance: $466,542,894.84
Number of Mortgage Loans: 1,782
Average Principal Balance: $261,808.58
Aggregate Principal Balance (Fixed Rate): $25,534,748.18
Aggregate Principal Balance (Adjustable Rate): $441,008,146.66
% Fixed Rate Mortgages: 5.47%
% Adjustable Rate Mortgages: 94.53%
Weighted Average Current Mortgage Rate: 7.574%
Non-zero Weighted Average Credit Score: 656
Weighted Average Original LTV: 79.95%
Weighted Average Original Combined LTV: 99.23%
Non-zero Weighted Average Debt Ratio: 43.03
Weighted Average Stated Remaining Term: 359
Weighted Average Stated Original Term: 360
Weighted Average Months to Roll: 30
Weighted Average Margin: 6.260%
Weighted Average Initial Rate Cap: 3.132%
Weighted Average Periodic Rate Cap: 1.016%
Weighted Average Maximum Rate: 14.036%
Weighted Average Minimum Rate: 7.505%
% Second Lien: 0.00%
% Silent & Simultaneous Seconds: 100.00%
% California Loans: 45.23%

Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
20 Year Fixed	1	36,992	0.01	36,992	9.625	64.14	90.00	638	19.72
30 Year Fixed	88	14,571,086	3.12	165,581	7.764	79.98	98.40	650	41.78
30/40 Year Fixed (Balloon)	48	10,926,671	2.34	227,639	7.648	80.00	99.17	655	43.17
2/28 ARM	404	78,348,920	16.79	193,933	8.039	79.91	99.04	644	42.84
2/28 ARM 5 Year Interest Only	161	49,992,403	10.72	310,512	7.099	79.97	99.52	670	40.49
2/28 ARM 10 Year Interest Only	22	5,618,938	1.20	255,406	7.497	80.00	99.62	658	36.94
3/27 ARM	7	1,816,086	0.39	259,441	8.272	80.00	97.52	665	44.44
3/27 ARM 5 Year Interest Only	6	1,425,338	0.31	237,556	6.867	80.00	97.45	688	35.48
3/27 ARM 10 Year Interest Only	2	648,000	0.14	324,000	7.012	80.00	100.00	670	42.34
5/25 ARM	1	150,968	0.03	150,968	7.345	80.00	100.00	636	34.22
5/25 ARM 5 Year Interest Only	2	208,000	0.04	104,000	7.321	80.00	100.00	636	37.46
10/20 ARM	13	3,294,026	0.71	253,387	7.226	79.99	98.67	722	42.32
10/20 ARM 5 Year Interest Only	2	948,000	0.20	474,000	6.956	80.00	100.00	723	41.04
10/20 ARM 10 Year Interest Only	48	17,739,238	3.80	369,567	6.611	80.00	98.57	713	37.91
30/40 Year ARM 2/28 (Balloon)	928	265,764,051	56.96	286,384	7.600	79.95	99.34	651	44.09
30/40 Year ARM 3/27 (Balloon)	18	5,701,934	1.22	316,774	7.390	80.00	98.60	661	43.19
30/40 Year ARM 5/25 (Balloon)	4	1,074,120	0.23	268,530	8.343	80.00	100.00	622	45.95
30/40 Year ARM 10/20 (Balloon)	27	8,278,125	1.77	306,597	7.144	79.92	99.73	719	44.39
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.500 - 5.999	14	5,383,064	1.15	384,505	5.931	79.88	98.08	710	39.53
6.000 - 6.499	72	25,618,467	5.49	355,812	6.303	80.00	98.09	696	41.87
6.500 - 6.999	282	88,167,416	18.90	312,650	6.790	79.81	99.03	677	42.06
7.000 - 7.499	353	99,064,326	21.23	280,635	7.278	79.93	99.69	660	44.15
7.500 - 7.999	528	131,699,492	28.23	249,431	7.761	79.99	99.25	648	43.10
8.000 - 8.499	257	60,881,169	13.05	236,892	8.244	80.01	99.68	641	42.93
8.500 - 8.999	182	40,643,780	8.71	223,317	8.721	79.97	99.12	633	43.36
9.000 - 9.499	62	9,644,543	2.07	155,557	9.212	79.79	98.58	616	42.90
9.500 - 9.999	22	4,354,484	0.93	197,931	9.652	80.70	97.33	610	44.92
10.000 - 10.499	2	475,073	0.10	237,536	10.150	80.00	95.47	614	35.94
10.500 - 10.999	7	560,267	0.12	80,038	10.697	84.15	96.53	586	46.26
11.000 - 11.499	1	50,814	0.01	50,814	11.095	90.00	95.00	591	22.20
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03
Weighted Average Gross Mortgage Rate (%): 7.574
Minimum Gross Mortgage Rate (%): 5.825
Maximum Gross Mortgage Rate (%): 11.095
Standard Deviation Gross Mortgage Rate (%): 0.787

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	19	829,278	0.18	43,646	8.755	74.18	99.55	620	40.12
50,000.01 - 100,000.00	191	14,996,767	3.21	78,517	8.332	80.47	99.68	623	40.85
100,000.01 - 150,000.00	274	34,262,660	7.34	125,046	7.844	79.99	99.64	640	41.22
150,000.01 - 200,000.00	240	41,916,423	8.98	174,652	7.714	80.02	99.52	649	43.00
200,000.01 - 250,000.00	229	51,299,157	11.00	224,014	7.637	80.00	99.43	650	42.84
250,000.01 - 300,000.00	219	60,170,008	12.90	274,749	7.529	80.00	99.77	657	43.55
300,000.01 - 350,000.00	177	57,423,580	12.31	324,427	7.484	79.98	99.26	659	44.17
350,000.01 - 400,000.00	129	48,044,249	10.30	372,436	7.519	80.09	99.32	662	43.40
400,000.01 - 450,000.00	108	45,922,800	9.84	425,211	7.499	79.99	99.03	663	44.34
450,000.01 - 500,000.00	63	29,854,582	6.40	473,882	7.422	79.96	99.03	666	44.62
500,000.01 - 550,000.00	52	27,223,657	5.84	523,532	7.553	80.00	99.43	661	43.26
550,000.01 - 600,000.00	32	18,418,487	3.95	575,578	7.700	80.00	98.58	662	45.05
600,000.01 - 650,000.00	18	11,225,437	2.41	623,635	7.191	80.00	99.72	670	43.92
650,000.01 - 700,000.00	8	5,401,515	1.16	675,189	7.373	80.00	98.77	674	37.28
700,000.01 - 750,000.00	5	3,623,727	0.78	724,745	7.506	78.66	98.58	646	41.22
750,000.01 - 800,000.00	5	3,824,561	0.82	764,912	7.214	80.00	97.91	658	33.75
800,000.01 - 850,000.00	3	2,493,100	0.53	831,033	7.297	78.39	96.60	685	27.97
850,000.01 - 900,000.00	2	1,731,258	0.37	865,629	7.537	79.96	94.88	658	33.26
900,000.01 - 950,000.00	2	1,846,576	0.40	923,288	6.274	79.66	99.57	693	37.66
950,000.01 - 1,000,000.00	3	2,904,740	0.62	968,247	7.112	79.66	98.30	640	38.85
1,000,000.01 >=	3	3,130,332	0.67	1,043,444	6.827	74.87	86.71	678	36.84
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03
Average Cut-off Date Principal Balance ($): 261,808.58
Minimum Cut-off Date Principal Balance ($): 29,914.92
Maximum Cut-off Date Principal Balance ($): 1,098,965.37
Standard Deviation Cut-off Date Principal Balance ($): 152,954.51

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	19	829,278	0.18	43,646	8.755	74.18	99.55	620	40.12
50,000.01 - 100,000.00	191	14,996,767	3.21	78,517	8.332	80.47	99.68	623	40.85
100,000.01 - 150,000.00	274	34,262,660	7.34	125,046	7.844	79.99	99.64	640	41.22
150,000.01 - 200,000.00	240	41,916,423	8.98	174,652	7.714	80.02	99.52	649	43.00
200,000.01 - 250,000.00	228	51,049,290	10.94	223,900	7.637	80.00	99.43	650	42.82
250,000.01 - 300,000.00	220	60,419,875	12.95	274,636	7.529	80.00	99.77	657	43.56
300,000.01 - 350,000.00	177	57,423,580	12.31	324,427	7.484	79.98	99.26	659	44.17
350,000.01 - 400,000.00	129	48,044,249	10.30	372,436	7.519	80.09	99.32	662	43.40
400,000.01 - 450,000.00	108	45,922,800	9.84	425,211	7.499	79.99	99.03	663	44.34
450,000.01 - 500,000.00	63	29,854,582	6.40	473,882	7.422	79.96	99.03	666	44.62
500,000.01 - 550,000.00	52	27,223,657	5.84	523,532	7.553	80.00	99.43	661	43.26
550,000.01 - 600,000.00	32	18,418,487	3.95	575,578	7.700	80.00	98.58	662	45.05
600,000.01 - 650,000.00	18	11,225,437	2.41	623,635	7.191	80.00	99.72	670	43.92
650,000.01 - 700,000.00	8	5,401,515	1.16	675,189	7.373	80.00	98.77	674	37.28
700,000.01 - 750,000.00	5	3,623,727	0.78	724,745	7.506	78.66	98.58	646	41.22
750,000.01 - 800,000.00	5	3,824,561	0.82	764,912	7.214	80.00	97.91	658	33.75
800,000.01 - 850,000.00	3	2,493,100	0.53	831,033	7.297	78.39	96.60	685	27.97
850,000.01 - 900,000.00	2	1,731,258	0.37	865,629	7.537	79.96	94.88	658	33.26
900,000.01 - 950,000.00	2	1,846,576	0.40	923,288	6.274	79.66	99.57	693	37.66
950,000.01 - 1,000,000.00	3	2,904,740	0.62	968,247	7.112	79.66	98.30	640	38.85
1,000,000.01 >=	3	3,130,332	0.67	1,043,444	6.827	74.87	86.71	678	36.84
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03
Average Orig Balance ($): 262,068.02
Minimum Orig Balance ($): 30,000.00
Maximum Orig Balance ($): 1,100,000.00
Standard Deviation Orig Balance ($): 153,077.28

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
231 - 240	1	36,992	0.01	36,992	9.625	64.14	90.00	638	19.72
351 - 360	1,781	466,505,903	99.99	261,935	7.574	79.95	99.23	656	43.03
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03
Weighted Average Remaining Term: 359
Minimum Remaining Term: 237
Maximum Remaining Term: 360
Standard Deviation Remaining Term: 3

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
240	1	36,992	0.01	36,992	9.625	64.14	90.00	638	19.72
360	1,781	466,505,903	99.99	261,935	7.574	79.95	99.23	656	43.03
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03
Weighted Average Original Term: 360
Minimum Original Term: 240
Maximum Original Term: 360
Standard Deviation Original Term: 3

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
60.01 - 65.00	2	1,065,648	0.23	532,824	6.652	64.37	80.35	678	33.08
65.01 - 70.00	2	73,119	0.02	36,560	9.084	68.64	99.98	628	27.66
70.01 - 75.00	17	2,410,154	0.52	141,774	8.137	74.24	96.66	669	40.26
75.01 - 80.00	1,740	460,274,894	98.66	264,526	7.568	79.98	99.29	656	43.07
80.01 - 85.00	9	1,508,474	0.32	167,608	7.939	83.42	99.01	609	47.30
85.01 - 90.00	7	807,023	0.17	115,289	9.303	89.99	97.13	596	35.98
90.01 - 95.00	5	403,583	0.09	80,717	9.074	94.62	100.00	609	41.53
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03
Weighted Average Original LTV (%): 79.95
Minimum Original LTV (%): 64.14
Maximum Original LTV (%): 95.00
Standard Deviation Original LTV (%): 1.40

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
75.01 - 80.00	1	1,028,656	0.22	1,028,656	6.545	64.38	80.00	679	33.56
80.01 - 85.00	1	479,200	0.10	479,200	6.250	80.00	85.00	735	42.03
85.01 - 90.00	37	15,194,992	3.26	410,675	7.227	79.87	89.90	670	39.59
90.01 - 95.00	110	32,041,351	6.87	291,285	7.938	79.84	94.75	644	44.65
95.01 - 100.00	1,633	417,798,696	89.55	255,847	7.563	80.00	99.98	656	43.05
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03
Weighted Average Original Combined LTV (%): 99.23
Minimum Original Combined LTV (%): 80.00
Maximum Original Combined LTV (%): 100.00
Standard Deviation Original Combined LTV (%): 1.99

Range of Debt Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 30.00	120	27,859,042	5.97	232,159	7.453	79.97	98.57	658	23.38
30.01 - 35.00	129	28,160,957	6.04	218,302	7.512	79.40	98.86	663	32.91
35.01 - 40.00	256	66,065,588	14.16	258,069	7.530	79.98	99.24	658	37.74
40.01 - 45.00	470	124,388,219	26.66	264,656	7.526	80.00	99.43	660	42.76
45.01 - 50.00	678	187,623,535	40.22	276,731	7.695	79.98	99.30	653	47.82
50.01 - 55.00	108	27,884,722	5.98	258,192	7.341	79.99	98.85	652	52.15
55.01>=	21	4,560,832	0.98	217,182	7.123	79.99	99.57	643	56.05
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03
Non-zero Weighted Average DTI: 43.03
Minimum DTI: 7.10
Maximum DTI: 57.33
Standard Deviation DTI: 7.44

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
2.750 - 2.999	13	5,355,281	1.21	411,945	6.759	80.00	98.34	738	36.69
3.000 - 3.249	1	279,920	0.06	279,920	6.225	80.00	100.00	740	42.51
3.250 - 3.499	9	1,923,412	0.44	213,712	7.560	80.00	100.00	689	43.24
3.500 - 3.749	1	234,853	0.05	234,853	6.850	80.00	100.00	717	44.77
3.750 - 3.999	8	1,696,947	0.38	212,118	7.724	80.00	100.00	647	44.11
4.250 - 4.499	1	75,953	0.02	75,953	7.750	80.00	100.00	618	49.01
4.500 - 4.749	1	71,095	0.02	71,095	7.570	80.00	100.00	586	46.12
4.750 - 4.999	2	211,920	0.05	105,960	7.184	80.00	100.00	614	43.03
5.000 - 5.249	56	10,954,701	2.48	195,620	7.587	79.93	98.77	654	43.00
5.250 - 5.499	70	23,502,176	5.33	335,745	7.058	79.95	98.80	658	42.75
5.500 - 5.749	214	55,957,840	12.69	261,485	7.004	79.99	99.57	648	42.96
5.750 - 5.999	96	21,572,147	4.89	224,710	7.318	79.99	98.98	664	43.27
6.000 - 6.249	206	61,566,967	13.96	298,869	7.378	80.00	99.48	671	43.20
6.250 - 6.499	385	103,337,583	23.43	268,409	7.571	79.83	99.36	658	43.22
6.500 - 6.749	167	45,529,492	10.32	272,632	7.756	79.90	98.96	652	44.08
6.750 - 6.999	139	36,882,814	8.36	265,344	7.794	79.96	99.80	652	42.36
7.000 - 7.249	119	31,898,379	7.23	268,054	8.011	80.10	98.88	646	43.68
7.250 - 7.499	36	7,166,916	1.63	199,081	8.421	80.10	99.18	634	43.66
7.500 - 7.749	61	19,651,312	4.46	322,153	8.224	80.00	98.76	649	41.36
7.750 - 7.999	36	8,045,364	1.82	223,482	8.634	80.12	99.66	647	43.25
8.000 - 8.249	24	5,093,075	1.15	212,211	8.612	80.04	98.56	623	44.01
Total:	1,645	441,008,147	100.00	268,090	7.566	79.95	99.26	656	43.07
Weighted Average Margin (%): 6.260
Minimum Margin (%): 2.750
Maximum Margin (%): 8.100
Standard Deviation Margin (%): 0.794

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 4.499	15	5,600,539	1.27	373,369	6.883	80.00	99.60	728	38.50
5.500 - 5.999	15	5,475,011	1.24	365,001	5.965	79.88	98.11	708	39.57
6.000 - 6.499	70	24,904,515	5.65	355,779	6.380	80.00	98.04	691	41.91
6.500 - 6.999	262	82,795,080	18.77	316,012	6.805	79.79	99.02	675	42.34
7.000 - 7.499	319	90,741,291	20.58	284,455	7.285	79.94	99.75	660	44.41
7.500 - 7.999	486	123,516,709	28.01	254,150	7.763	79.99	99.27	648	43.14
8.000 - 8.499	238	57,742,629	13.09	242,616	8.241	80.02	99.67	642	42.95
8.500 - 8.999	159	36,964,630	8.38	232,482	8.724	79.96	99.27	634	43.21
9.000 - 9.499	55	8,657,945	1.96	157,417	9.222	79.81	98.42	615	42.79
9.500 - 9.999	20	3,885,729	0.88	194,286	9.664	80.94	97.66	601	44.76
10.000 - 10.499	1	424,000	0.10	424,000	10.120	80.00	94.92	609	36.70
10.500 - 10.999	5	300,068	0.07	60,014	10.736	85.17	97.64	542	45.93
Total:	1,645	441,008,147	100.00	268,090	7.566	79.95	99.26	656	43.07
Weighted Average Minimum Rate (%): 7.505
Minimum Minimum Rate (%): 2.750
Maximum Minimum Rate (%): 10.990
Standard Deviation Minimum Rate (%): 0.900

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
10.500 - 10.999	1	665,515	0.15	665,515	5.875	80.00	90.00	788	28.25
11.000 - 11.499	4	1,671,920	0.38	417,980	6.364	80.00	96.66	738	44.22
11.500 - 11.999	8	3,475,615	0.79	434,452	6.726	80.00	99.35	727	35.81
12.000 - 12.499	16	6,172,953	1.40	385,810	6.249	79.90	99.40	699	41.02
12.500 - 12.999	66	23,499,193	5.33	356,048	6.317	80.00	98.16	693	41.54
13.000 - 13.499	259	81,572,755	18.50	314,953	6.794	79.79	99.02	675	42.39
13.500 - 13.999	319	90,235,991	20.46	282,871	7.277	79.94	99.75	659	44.36
14.000 - 14.499	489	124,288,781	28.18	254,169	7.765	79.99	99.28	648	43.15
14.500 - 14.999	244	59,899,599	13.58	245,490	8.252	80.02	99.63	642	43.12
15.000 - 15.499	159	36,577,238	8.29	230,046	8.735	79.96	99.28	633	43.21
15.500 - 15.999	54	8,338,788	1.89	154,422	9.221	79.81	98.55	616	42.51
16.000 - 16.499	20	3,885,729	0.88	194,286	9.664	80.94	97.66	601	44.76
16.500 - 16.999	1	424,000	0.10	424,000	10.120	80.00	94.92	609	36.70
17.000 - 17.499	5	300,068	0.07	60,014	10.736	85.17	97.64	542	45.93
Total:	1,645	441,008,147	100.00	268,090	7.566	79.95	99.26	656	43.07
Weighted Average Maximum Rate (%): 14.036
Minimum Maximum Rate (%): 10.875
Maximum Maximum Rate (%): 17.490
Standard Deviation Maximum Rate (%): 0.810

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	6	949,576	0.22	158,263	7.442	79.58	99.24	658	46.91
1.500	3	563,608	0.13	187,869	8.058	79.83	100.00	618	45.77
2.000	1	112,673	0.03	112,673	7.400	80.00	99.99	619	40.85
3.000	1,543	408,954,277	92.73	265,038	7.620	79.95	99.28	652	43.26
5.000	91	30,347,389	6.88	333,488	6.834	79.98	98.95	715	40.28
6.000	1	80,623	0.02	80,623	8.570	80.00	100.00	591	48.32
Total:	1,645	441,008,147	100.00	268,090	7.566	79.95	99.26	656	43.07
Weighted Average Initial Cap (%): 3.132
Minimum Initial Cap (%): 1.000
Maximum Initial Cap (%): 6.000
Standard Deviation Initial Cap (%): 0.486

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.000	1	665,515	0.15	665,515	5.875	80.00	90.00	788	28.25
1.000	1,627	433,263,692	98.24	266,296	7.581	79.95	99.28	655	43.16
2.000	17	7,078,939	1.61	416,408	6.804	80.00	98.89	724	38.79
Total:	1,645	441,008,147	100.00	268,090	7.566	79.95	99.26	656	43.07
Non-zero Weighted Average Subsequent Periodic Cap (%): 1.016
Non-zero Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 2.000
Standard Deviation Subsequent Periodic Cap (%): 0.104

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
October 2007	1	479,200	0.11	479,200	6.250	80.00	85.00	735	42.03
November 2007	1	162,115	0.04	162,115	6.000	80.00	100.00	640	40.50
December 2007	10	1,996,588	0.45	199,659	7.726	80.00	97.88	639	42.32
January 2008	17	4,469,672	1.01	262,922	7.530	80.00	100.00	657	41.86
February 2008	15	4,287,117	0.97	285,808	7.734	79.86	99.16	653	44.51
March 2008	58	13,820,418	3.13	238,283	7.884	79.94	98.73	634	43.98
April 2008	427	108,867,806	24.69	254,960	7.772	79.91	99.10	649	43.37
May 2008	980	264,065,523	59.88	269,455	7.550	79.96	99.45	654	43.24
June 2008	6	1,575,873	0.36	262,645	7.390	80.00	100.00	662	44.76
March 2009	1	525,499	0.12	525,499	8.670	80.00	99.99	694	47.37
April 2009	11	4,221,486	0.96	383,771	7.371	80.00	97.04	668	43.25
May 2009	21	4,844,373	1.10	230,684	7.394	80.00	99.25	662	40.76
April 2011	3	587,514	0.13	195,838	7.534	80.00	100.00	628	43.74
May 2011	4	845,574	0.19	211,394	8.476	80.00	100.00	624	43.29
March 2016	2	216,751	0.05	108,375	7.518	79.90	99.87	642	48.04
April 2016	15	5,065,585	1.15	337,706	6.911	80.00	98.69	724	39.15
May 2016	72	24,213,650	5.49	336,301	6.800	79.97	98.95	715	40.42
June 2016	1	763,404	0.17	763,404	7.250	80.00	100.00	706	40.47
Total:	1,645	441,008,147	100.00	268,090	7.566	79.95	99.26	656	43.07
Weighted Average Next Rate Adjustment Date: November 2008
Minimum Next Rate Adjustment Date: October 2007
Maximum Next Rate Adjustment Date: June 2016

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	572	210,995,860	45.23	368,874	7.385	79.91	99.08	662	42.71
New York	107	40,671,510	8.72	380,108	7.480	79.95	99.08	670	45.17
Florida	169	37,552,146	8.05	222,202	7.797	79.90	99.49	656	43.46
Maryland	80	22,514,709	4.83	281,434	7.610	80.00	99.38	651	43.19
Massachusetts	74	20,526,544	4.40	277,386	7.375	79.95	98.84	651	44.61
Washington	84	17,468,401	3.74	207,957	7.549	80.03	99.76	643	42.83
Texas	127	15,756,385	3.38	124,066	8.177	80.00	99.85	638	40.88
Illinois	80	14,746,444	3.16	184,331	7.916	80.04	99.30	654	42.98
New Jersey	52	14,277,188	3.06	274,561	7.839	79.98	99.13	658	42.21
Virginia	46	13,273,877	2.85	288,563	8.008	79.64	99.41	642	45.19
Arizona	43	8,318,365	1.78	193,450	7.772	80.42	99.14	664	44.37
Nevada	28	6,373,356	1.37	227,620	7.550	80.00	99.52	652	42.39
Louisiana	54	5,409,368	1.16	100,173	8.209	79.92	99.81	623	41.31
Connecticut	24	4,803,640	1.03	200,152	7.654	80.00	99.20	656	42.57
Mississippi	33	3,609,623	0.77	109,383	7.975	79.80	99.61	624	41.18
Other	209	30,245,479	6.48	144,715	7.850	80.14	99.47	635	41.65
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary	1,737	456,029,314	97.75	262,538	7.580	79.95	99.22	655	43.04
Second Home	45	10,513,581	2.25	233,635	7.305	79.98	99.56	714	42.52
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family	1,204	304,744,807	65.32	253,110	7.568	79.92	99.27	654	42.90
Planned Unit Development	252	69,315,231	14.86	275,060	7.656	80.02	99.20	654	42.73
Condominium	188	42,426,058	9.09	225,671	7.418	80.01	99.33	661	42.20
Two-to-Four Family	138	50,056,799	10.73	362,730	7.632	79.99	98.99	671	44.91
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	1,465	376,007,788	80.59	256,661	7.581	79.97	99.46	659	42.94
Refinance - Cashout	293	84,915,541	18.20	289,814	7.535	79.87	98.24	645	43.34
Refinance - Rate Term	24	5,619,566	1.20	234,149	7.683	79.75	98.64	654	44.01
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Stated Documentation	992	288,775,107	61.90	291,104	7.755	79.97	99.27	663	43.90
Full Documentation	521	96,916,759	20.77	186,021	7.381	80.00	99.50	638	43.38
Limited Documentation	230	69,173,724	14.83	300,755	7.160	79.81	98.77	652	38.96
Lite Documentation	39	11,677,304	2.50	299,418	7.175	80.00	98.76	658	42.52
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03

Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
500 - 519	3	212,090	0.05	70,697	10.210	85.48	98.12	507	42.47
520 - 539	2	267,145	0.06	133,572	9.341	84.09	100.00	536	46.34
540 - 559	7	672,208	0.14	96,030	9.498	85.69	98.63	549	46.33
560 - 579	8	785,352	0.17	98,169	8.682	84.83	100.00	574	45.88
580 - 599	174	28,941,587	6.20	166,331	7.888	79.93	99.64	591	43.77
600 - 619	367	89,491,542	19.18	243,846	7.931	79.95	99.12	610	42.75
620 - 639	293	75,565,561	16.20	257,903	7.737	79.94	99.05	629	43.52
640 - 659	281	79,383,358	17.02	282,503	7.696	80.01	99.39	650	44.07
660 - 679	203	58,310,037	12.50	287,242	7.394	79.70	99.19	669	43.24
680 - 699	161	46,122,456	9.89	286,475	7.332	79.99	99.48	689	41.91
700 - 719	119	37,599,278	8.06	315,960	7.069	79.98	99.00	709	41.30
720 - 739	75	22,215,220	4.76	296,203	7.026	80.09	99.42	729	42.48
740 - 759	43	13,352,862	2.86	310,532	7.076	80.00	99.68	748	43.59
760 - 779	31	8,616,471	1.85	277,951	7.179	79.46	98.67	769	42.52
780 - 799	12	4,209,199	0.90	350,767	6.997	80.00	98.42	792	41.16
800 - 819	3	798,529	0.17	266,176	6.532	80.00	94.55	802	41.25
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03
Non-zero Weighted Average FICO: 656
Minimum FICO: 500
Maximum FICO: 816
Standard Deviation FICO: 47

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	501	142,047,953	30.45	283,529	7.775	79.97	99.06	658	43.69
12	55	19,265,491	4.13	350,282	7.892	79.94	99.60	666	42.05
17	1	504,000	0.11	504,000	6.875	80.00	100.00	736	43.61
18	3	1,309,383	0.28	436,461	7.001	80.00	100.00	710	41.32
24	1,051	265,386,745	56.88	252,509	7.502	79.93	99.36	650	43.02
36	171	38,029,323	8.15	222,394	7.197	80.02	98.74	685	41.10
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03
Total:	1,782	466,542,895	100.00	261,809	7.574	79.95	99.23	656	43.03

HASCO 2006-WMC1	HSBC
WALA gt 5

Summary Statistics (as of the Sample Pool Calculation Date)
Aggregate Principal Balance: $5,146,331.06
Number of Mortgage Loans: 35
Average Principal Balance: $147,038.03
Aggregate Principal Balance (Fixed Rate): $1,029,867.09
Aggregate Principal Balance (Adjustable Rate): $4,116,463.97
% Fixed Rate Mortgages: 20.01%
% Adjustable Rate Mortgages: 79.99%
Weighted Average Current Mortgage Rate: 7.686%
Non-zero Weighted Average Credit Score: 649
Weighted Average Original LTV: 82.23%
Weighted Average Original Combined LTV: 90.91%
Non-zero Weighted Average Debt Ratio: 40.98
Weighted Average Stated Remaining Term: 339
Weighted Average Stated Original Term: 346
Weighted Average Months to Roll: 18
Weighted Average Margin: 6.391%
Weighted Average Initial Rate Cap: 2.932%
Weighted Average Periodic Rate Cap: 1.000%
Weighted Average Maximum Rate: 14.053%
Weighted Average Minimum Rate: 7.219%
% Second Lien: 8.00%
% Silent & Simultaneous Seconds: 57.71%
% California Loans: 15.41%

Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
30 Year Fixed	2	618,276	12.01	309,138	6.728	80.00	85.37	695	41.67
15/30 Year Fixed (Balloon)	10	411,591	8.00	41,159	11.066	98.88	98.88	652	40.24
2/28 ARM	13	2,037,721	39.60	156,748	7.665	82.89	91.89	623	41.20
2/28 ARM 5 Year Interest Only	5	1,352,570	26.28	270,514	6.955	80.79	92.30	677	43.17
30/40 Year ARM 2/28 (Balloon)	3	537,518	10.44	179,173	7.625	76.66	90.50	664	41.79
30/40 Year ARM 3/27 (Balloon)	2	188,655	3.67	94,327	9.101	72.33	72.33	533	19.97
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
6.000 - 6.499	3	927,306	18.02	309,102	6.152	80.00	86.08	702	40.05
6.500 - 6.999	3	385,753	7.50	128,584	6.726	84.86	84.86	669	46.07
7.000 - 7.499	5	1,118,456	21.73	223,691	7.250	79.36	89.57	657	43.14
7.500 - 7.999	8	1,814,844	35.26	226,855	7.847	81.56	94.99	637	42.46
8.000 - 8.499	4	268,266	5.21	67,067	8.272	83.03	95.07	606	27.75
8.500 - 8.999	1	116,685	2.27	116,685	8.850	85.00	85.00	517	28.99
9.000 - 9.499	1	59,172	1.15	59,172	9.125	90.00	90.00	528	49.35
9.500 - 9.999	2	47,613	0.93	23,807	9.990	90.36	90.36	679	35.48
10.000 - 10.499	1	32,502	0.63	32,502	10.240	100.00	100.00	685	42.16
10.500 - 10.999	2	125,990	2.45	62,995	10.567	75.03	75.03	599	29.84
11.000 - 11.499	2	85,547	1.66	42,773	11.375	99.99	99.99	618	44.38
11.500 - 11.999	2	100,344	1.95	50,172	11.753	100.00	100.00	635	34.95
12.500 - 12.999	1	63,854	1.24	63,854	12.875	100.00	100.00	615	44.03
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98
Weighted Average Gross Mortgage Rate (%): 7.686
Minimum Gross Mortgage Rate (%): 6.000
Maximum Gross Mortgage Rate (%): 12.875
Standard Deviation Gross Mortgage Rate (%): 1.807

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	7	232,816	4.52	33,259	10.281	98.02	98.02	670	39.61
50,000.01 - 100,000.00	9	627,283	12.19	69,698	9.590	81.89	87.04	607	35.86
100,000.01 - 150,000.00	4	472,565	9.18	118,141	7.832	82.53	88.02	595	30.72
150,000.01 - 200,000.00	5	872,999	16.96	174,600	7.009	81.15	93.07	652	44.30
200,000.01 - 250,000.00	3	633,776	12.32	211,259	7.322	81.70	94.91	672	40.28
250,000.01 - 300,000.00	4	1,077,428	20.94	269,357	7.365	82.64	92.06	640	43.09
300,000.01 - 350,000.00	1	332,285	6.46	332,285	7.290	80.00	89.99	705	46.14
400,000.01 - 450,000.00	1	417,977	8.12	417,977	7.975	80.00	90.00	604	44.42
450,000.01 - 500,000.00	1	479,200	9.31	479,200	6.250	80.00	85.00	735	42.03
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98
Average Cut-off Date Principal Balance ($): 147,038.03
Minimum Cut-off Date Principal Balance ($): 17,786.82
Maximum Cut-off Date Principal Balance ($): 479,200.00
Standard Deviation Cut-off Date Principal Balance ($): 114,541.46

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	7	232,816	4.52	33,259	10.281	98.02	98.02	670	39.61
50,000.01 - 100,000.00	9	627,283	12.19	69,698	9.590	81.89	87.04	607	35.86
100,000.01 - 150,000.00	4	472,565	9.18	118,141	7.832	82.53	88.02	595	30.72
150,000.01 - 200,000.00	5	872,999	16.96	174,600	7.009	81.15	93.07	652	44.30
200,000.01 - 250,000.00	3	633,776	12.32	211,259	7.322	81.70	94.91	672	40.28
250,000.01 - 300,000.00	4	1,077,428	20.94	269,357	7.365	82.64	92.06	640	43.09
300,000.01 - 350,000.00	1	332,285	6.46	332,285	7.290	80.00	89.99	705	46.14
400,000.01 - 450,000.00	1	417,977	8.12	417,977	7.975	80.00	90.00	604	44.42
450,000.01 - 500,000.00	1	479,200	9.31	479,200	6.250	80.00	85.00	735	42.03
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98
Average Orig Balance ($): 147,572.86
Minimum Orig Balance ($): 18,000.00
Maximum Orig Balance ($): 479,200.00
Standard Deviation Orig Balance ($): 114,881.30

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
171 - 180	10	411,591	8.00	41,159	11.066	98.88	98.88	652	40.24
351 - 360	25	4,734,740	92.00	189,390	7.392	80.79	90.22	649	41.05
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98
Weighted Average Remaining Term: 339
Minimum Remaining Term: 172
Maximum Remaining Term: 354
Standard Deviation Remaining Term: 82

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
180	10	411,591	8.00	41,159	11.066	98.88	98.88	652	40.24
360	25	4,734,740	92.00	189,390	7.392	80.79	90.22	649	41.05
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98
Weighted Average Original Term: 346
Minimum Original Term: 180
Maximum Original Term: 360
Standard Deviation Original Term: 83

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average W Original Combined LTV (%)	eighted Average FICO Score	Weighted Average Debt Ratio
55.01 - 60.00	1	76,812	1.49	76,812	6.975	60.00	60.00	741	57.49
60.01 - 65.00	1	84,908	1.65	84,908	10.600	62.96	62.96	513	23.79
65.01 - 70.00	1	165,601	3.22	165,601	7.450	69.17	69.17	560	43.37
75.01 - 80.00	16	3,423,646	66.53	213,978	7.275	80.00	93.04	659	40.92
80.01 - 85.00	4	483,929	9.40	120,982	7.605	85.00	85.00	634	35.67
85.01 - 90.00	2	343,098	6.67	171,549	8.173	90.00	90.00	619	44.28
90.01 - 95.00	1	186,573	3.63	186,573	6.625	95.00	95.00	677	50.59
95.01 - 100.00	9	381,764	7.42	42,418	11.151	99.96	99.96	646	40.09
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98
Weighted Average Original LTV (%): 82.23
Minimum Original LTV (%): 60.00
Maximum Original LTV (%): 100.00
Standard Deviation Original LTV (%): 10.73

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average W Original Combined LTV (%)	eighted Average FICO Score	Weighted Average Debt Ratio
55.01 - 60.00	1	76,812	1.49	76,812	6.975	60.00	60.00	741	57.49
60.01 - 65.00	1	84,908	1.65	84,908	10.600	62.96	62.96	513	23.79
65.01 - 70.00	1	165,601	3.22	165,601	7.450	69.17	69.17	560	43.37
75.01 - 80.00	3	453,458	8.81	151,153	6.821	80.00	80.00	639	29.89
80.01 - 85.00	5	963,129	18.71	192,626	6.931	82.51	85.00	684	38.83
85.01 - 90.00	4	1,093,361	21.25	273,340	7.829	83.14	90.00	639	44.90
90.01 - 95.00	1	186,573	3.63	186,573	6.625	95.00	95.00	677	50.59
95.01 - 100.00	19	2,122,490	41.24	111,710	8.161	83.59	99.97	647	41.37
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98
Weighted Average Original Combined LTV (%): 90.91
Minimum Original Combined LTV (%): 60.00
Maximum Original Combined LTV (%): 100.00
Standard Deviation Original Combined LTV (%): 11.22

Range of Debt Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 30.00	9	625,155	12.15	69,462	9.093	81.55	86.71	570	24.72
30.01 - 35.00	1	122,368	2.38	122,368	6.725	85.00	85.00	612	32.00
35.01 - 40.00	1	285,991	5.56	285,991	6.075	80.00	80.00	683	36.47
40.01 - 45.00	18	3,142,147	61.06	174,564	7.606	82.16	92.68	659	42.44
45.01 - 50.00	4	707,286	13.74	176,821	7.972	82.62	94.46	651	47.92
50.01 - 55.00	1	186,573	3.63	186,573	6.625	95.00	95.00	677	50.59
55.01>=	1	76,812	1.49	76,812	6.975	60.00	60.00	741	57.49
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98
Non-zero Weighted Average DTI: 40.98
Minimum DTI: 16.84
Maximum DTI: 57.49
Standard Deviation DTI: 9.42

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
3.500 - 3.749	1	103,747	2.52	103,747	7.875	80.00	80.00	550	16.84
5.500 - 5.749	2	401,623	9.76	200,812	6.879	89.65	89.65	687	45.18
5.750 - 5.999	2	569,043	13.82	284,522	6.558	80.00	87.37	717	39.98
6.000 - 6.249	2	478,246	11.62	239,123	7.650	85.94	94.05	627	43.50
6.250 - 6.499	3	527,720	12.82	175,907	7.634	80.00	97.59	631	42.42
6.500 - 6.749	3	446,453	10.85	148,818	6.923	76.56	93.12	666	43.24
6.750 - 6.999	4	518,929	12.61	129,732	7.871	77.68	89.02	656	43.42
7.000 - 7.249	2	672,688	16.34	336,344	7.890	80.00	93.79	608	44.27
7.250 - 7.499	2	190,739	4.63	95,369	8.578	83.06	90.57	544	27.25
7.500 - 7.749	1	122,368	2.97	122,368	6.725	85.00	85.00	612	32.00
8.000 - 8.249	1	84,908	2.06	84,908	10.600	62.96	62.96	513	23.79
Total:	23	4,116,464	100.00	178,977	7.492	80.90	90.95	642	40.95
Weighted Average Margin (%): 6.391
Minimum Margin (%): 3.559
Maximum Margin (%): 8.000
Standard Deviation Margin (%): 0.885

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
6.000 - 6.499	5	1,372,361	33.34	274,472	6.985	82.07	92.69	664	43.74
6.500 - 6.999	3	385,753	9.37	128,584	6.726	84.86	84.86	669	46.07
7.000 - 7.499	3	591,851	14.38	197,284	7.251	78.79	85.92	645	41.21
7.500 - 7.999	6	1,278,118	31.05	213,020	7.838	80.00	95.11	641	40.91
8.000 - 8.499	3	227,617	5.53	75,872	8.254	80.00	94.19	600	25.47
8.500 - 8.999	1	116,685	2.83	116,685	8.850	85.00	85.00	517	28.99
9.000 - 9.499	1	59,172	1.44	59,172	9.125	90.00	90.00	528	49.35
10.500 - 10.999	1	84,908	2.06	84,908	10.600	62.96	62.96	513	23.79
Total:	23	4,116,464	100.00	178,977	7.492	80.90	90.95	642	40.95
Weighted Average Minimum Rate (%): 7.219
Minimum Minimum Rate (%): 6.000
Maximum Minimum Rate (%): 10.600
Standard Deviation Minimum Rate (%): 1.127

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
12.500 - 12.999	2	641,315	15.58	320,657	6.187	80.00	88.79	711	41.64
13.000 - 13.499	3	385,753	9.37	128,584	6.726	84.86	84.86	669	46.07
13.500 - 13.999	3	571,121	13.87	190,374	7.282	76.86	91.05	614	42.39
14.000 - 14.499	8	1,745,968	42.41	218,246	7.734	80.62	94.57	644	42.10
14.500 - 14.999	4	511,543	12.43	127,886	8.099	85.55	91.86	621	35.32
15.000 - 15.499	1	116,685	2.83	116,685	8.850	85.00	85.00	517	28.99
15.500 - 15.999	1	59,172	1.44	59,172	9.125	90.00	90.00	528	49.35
17.000 - 17.499	1	84,908	2.06	84,908	10.600	62.96	62.96	513	23.79
Total:	23	4,116,464	100.00	178,977	7.492	80.90	90.95	642	40.95
Weighted Average Maximum Rate (%): 14.053
Minimum Maximum Rate (%): 12.500
Maximum Maximum Rate (%): 17.100
Standard Deviation Maximum Rate (%): 0.992

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.500	1	186,573	4.53	186,573	6.625	95.00	95.00	677	50.59
3.000	22	3,929,891	95.47	178,631	7.533	80.24	90.75	640	40.50
Total:	23	4,116,464	100.00	178,977	7.492	80.90	90.95	642	40.95
Weighted Average Initial Cap (%): 2.932
Minimum Initial Cap (%): 1.500
Maximum Initial Cap (%): 3.000
Standard Deviation Initial Cap (%): 0.313

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	23	4,116,464	100.00	178,977	7.492	80.90	90.95	642	40.95
Total:	23	4,116,464	100.00	178,977	7.492	80.90	90.95	642	40.95
Non-zero Weighted Average Subsequent Periodic Cap (%): 1.000
Non-zero Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 1.000
Standard Deviation Subsequent Periodic Cap (%): 0.000

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
October 2007	4	957,635	23.26	239,409	6.572	82.44	84.94	715	44.59
November 2007	3	401,168	9.75	133,723	7.050	82.98	91.06	596	34.56
December 2007	14	2,569,007	62.41	183,500	7.786	80.64	94.53	630	42.14
November 2008	1	103,747	2.52	103,747	7.875	80.00	80.00	550	16.84
December 2008	1	84,908	2.06	84,908	10.600	62.96	62.96	513	23.79
Total:	23	4,116,464	100.00	178,977	7.492	80.90	90.95	642	40.95
Weighted Average Next Rate Adjustment Date: November 2007
Minimum Next Rate Adjustment Date: October 2007
Maximum Next Rate Adjustment Date: December 2008

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Maryland	7	1,101,546	21.40	157,364	8.247	82.48	96.20	652	45.16
California	3	792,952	15.41	264,317	7.008	83.77	86.79	700	42.46
Massachusetts	5	700,351	13.61	140,070	8.315	84.18	97.38	631	39.51
Washington	3	617,726	12.00	205,909	6.956	82.69	82.69	656	36.46
Florida	3	372,920	7.25	124,307	7.956	72.00	83.33	643	40.05
New Jersey	1	332,285	6.46	332,285	7.290	80.00	89.99	705	46.14
New Hampshire	2	242,771	4.72	121,386	8.038	83.99	99.98	610	43.81
Tennessee	2	202,764	3.94	101,382	6.476	84.01	100.00	640	40.50
Connecticut	1	186,573	3.63	186,573	6.625	95.00	95.00	677	50.59
Oregon	1	165,601	3.22	165,601	7.450	69.17	69.17	560	43.37
Texas	3	155,561	3.02	51,854	8.483	82.21	91.42	587	23.30
Ohio	2	112,362	2.18	56,181	8.836	84.00	99.98	619	29.19
Illinois	1	103,747	2.02	103,747	7.875	80.00	80.00	550	16.84
Louisiana	1	59,172	1.15	59,172	9.125	90.00	90.00	528	49.35
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary	34	5,069,519	98.51	149,104	7.697	82.57	91.38	648	40.73
Investment	1	76,812	1.49	76,812	6.975	60.00	60.00	741	57.49
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family	27	4,063,025	78.95	150,482	7.800	82.68	92.44	638	40.71
Planned Unit Development	1	63,720	1.24	63,720	8.450	80.00	80.00	589	21.57
Condominium	6	833,013	16.19	138,836	7.311	77.38	83.37	703	41.62
Two-to-Four Family	1	186,573	3.63	186,573	6.625	95.00	95.00	677	50.59
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Refinance - Cashout	18	2,913,837	56.62	161,880	7.807	83.03	89.08	633	40.54
Purchase	15	2,140,653	41.60	142,710	7.486	81.08	93.04	673	42.30
Refinance - Rate Term	2	91,841	1.78	45,920	8.506	83.75	99.35	586	24.50
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Stated Documentation	11	2,205,586	42.86	200,508	7.769	82.78	93.35	668	42.25
Full Documentation	21	2,554,712	49.64	121,653	7.569	82.58	90.92	649	41.26
Limited Documentation	3	386,033	7.50	128,678	7.987	76.87	76.87	544	31.89
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98

Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
500 - 519	2	201,593	3.92	100,796	9.587	75.72	75.72	515	26.80
520 - 539	1	59,172	1.15	59,172	9.125	90.00	90.00	528	49.35
540 - 559	1	103,747	2.02	103,747	7.875	80.00	80.00	550	16.84
560 - 579	1	165,601	3.22	165,601	7.450	69.17	69.17	560	43.37
580 - 599	3	155,561	3.02	51,854	8.483	82.21	91.42	587	23.30
600 - 619	10	1,529,871	29.73	152,987	8.218	82.99	96.06	612	43.18
620 - 639	1	283,926	5.52	283,926	7.975	90.00	90.00	638	43.22
640 - 659	4	462,183	8.98	115,546	7.611	84.00	100.00	651	38.81
660 - 679	2	397,773	7.73	198,887	6.957	87.04	97.65	668	45.09
680 - 699	4	663,309	12.89	165,827	6.973	82.60	86.51	687	39.17
700 - 719	1	332,285	6.46	332,285	7.290	80.00	89.99	705	46.14
720 - 739	2	509,026	9.89	254,513	6.469	80.29	85.00	735	42.03
740 - 759	1	76,812	1.49	76,812	6.975	60.00	60.00	741	57.49
760 - 779	2	205,473	3.99	102,736	8.340	83.99	99.99	776	42.33
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98
Non-zero Weighted Average FICO: 649
Minimum FICO: 513
Maximum FICO: 776
Standard Deviation FICO: 67

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	20	2,784,371	54.10	139,219	7.986	82.80	93.38	649	40.62
24	14	2,277,053	44.25	162,647	7.211	82.26	88.93	655	42.07
36	1	84,908	1.65	84,908	10.600	62.96	62.96	513	23.79
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	25	4,734,740	92.00	189,390	7.392	80.79	90.22	649	41.05
2nd Lien	10	411,591	8.00	41,159	11.066	98.88	98.88	652	40.24
Total:	35	5,146,331	100.00	147,038	7.686	82.23	90.91	649	40.98

HASCO 2006-WMC1	HSBC
Rust Belt (IL,IN,MI,OH,PA)

Summary Statistics (as of the Sample Pool Calculation Date)
Aggregate Principal Balance: $46,504,795.63
Number of Mortgage Loans: 374
Average Principal Balance: $124,344.37
Aggregate Principal Balance (Fixed Rate): $8,886,500.55
Aggregate Principal Balance (Adjustable Rate): $37,618,295.08
% Fixed Rate Mortgages: 19.11%
% Adjustable Rate Mortgages: 80.89%
Weighted Average Current Mortgage Rate: 8.473%
Non-zero Weighted Average Credit Score: 624
Weighted Average Original LTV: 84.45%
Weighted Average Original Combined LTV: 93.28%
Non-zero Weighted Average Debt Ratio: 41.58
Weighted Average Stated Remaining Term: 342
Weighted Average Stated Original Term: 343
Weighted Average Months to Roll: 26
Weighted Average Margin: 5.466%
Weighted Average Initial Rate Cap: 3.037%
Weighted Average Periodic Rate Cap: 1.000%
Weighted Average Maximum Rate: 14.761%
Weighted Average Minimum Rate: 8.242%
% Second Lien: 8.65%
% Silent & Simultaneous Seconds: 46.04%
% California Loans: 0.00%

Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
10 Year Fixed	1	61,656	0.13	61,656	8.625	52.07	52.07	645	49.29
15 Year Fixed	3	175,451	0.38	58,484	8.208	78.39	78.39	627	37.43
20 Year Fixed	2	176,317	0.38	88,159	8.736	82.60	88.02	562	35.22
30 Year Fixed	29	3,317,023	7.13	114,380	7.799	83.35	87.80	642	33.93
15/30 Year Fixed (Balloon)	103	3,939,117	8.47	38,244	11.052	99.48	99.48	638	42.33
30/40 Year Fixed (Balloon)	8	1,216,937	2.62	152,117	8.484	83.55	94.70	609	41.88
ARM 30 Year	2	294,170	0.63	147,085	8.875	90.00	90.00	562	41.53
2/28 ARM	99	15,115,353	32.50	152,680	8.449	82.91	92.54	618	41.33
2/28 ARM 5 Year Interest Only	11	2,429,150	5.22	220,832	7.846	84.72	90.94	637	38.77
2/28 ARM 10 Year Interest Only	2	305,100	0.66	152,550	6.906	79.87	89.67	648	44.76
3/27 ARM	3	425,958	0.92	141,986	8.711	88.88	88.88	571	36.22
5/25 ARM	1	325,480	0.70	325,480	9.170	93.14	93.14	558	54.00
10/20 ARM	3	460,561	0.99	153,520	7.900	78.03	90.17	656	37.32
10/20 ARM 10 Year Interest Only	2	540,360	1.16	270,180	6.751	80.76	94.80	698	28.47
30/40 Year ARM 2/28 (Balloon)	100	16,963,799	36.48	169,638	8.235	82.96	94.25	621	44.03
30/40 Year ARM 3/27 (Balloon)	4	618,485	1.33	154,621	7.616	80.00	96.65	631	41.98
30/40 Year ARM 10/20 (Balloon)	1	139,878	0.30	139,878	6.525	80.00	100.00	693	29.09
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
6.000 - 6.499	1	379,360	0.82	379,360	6.225	80.00	100.00	730	21.81
6.500 - 6.999	25	4,112,359	8.84	164,494	6.867	80.73	91.38	666	41.80
7.000 - 7.499	22	2,927,248	6.29	133,057	7.291	79.90	93.68	643	40.98
7.500 - 7.999	75	12,364,301	26.59	164,857	7.818	81.50	93.79	634	40.42
8.000 - 8.499	38	6,495,073	13.97	170,923	8.240	81.87	95.71	634	41.55
8.500 - 8.999	52	9,371,809	20.15	180,227	8.746	86.69	91.53	611	42.99
9.000 - 9.499	29	4,164,186	8.95	143,593	9.230	84.14	90.30	582	43.61
9.500 - 9.999	18	1,991,409	4.28	110,634	9.778	85.89	87.29	548	41.50
10.000 - 10.499	7	373,087	0.80	53,298	10.236	91.67	94.41	594	38.14
10.500 - 10.999	72	3,254,296	7.00	45,199	10.912	97.41	98.22	619	42.58
11.000 - 11.499	10	259,711	0.56	25,971	11.203	97.40	97.40	621	40.99
11.500 - 11.999	16	473,305	1.02	29,582	11.738	99.74	99.74	614	40.40
12.000 - 12.499	5	130,999	0.28	26,200	12.250	100.00	100.00	620	41.40
12.500 - 12.999	4	207,652	0.45	51,913	12.581	99.40	99.40	654	40.70
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58
Weighted Average Gross Mortgage Rate (%): 8.473
Minimum Gross Mortgage Rate (%): 6.225
Maximum Gross Mortgage Rate (%): 12.875
Standard Deviation Gross Mortgage Rate (%): 1.543

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	94	2,835,430	6.10	30,164	10.756	95.20	97.02	631	40.82
50,000.01 - 100,000.00	93	6,771,888	14.56	72,816	9.186	85.75	94.13	612	40.43
100,000.01 - 150,000.00	67	8,500,790	18.28	126,877	8.135	82.90	91.87	626	39.28
150,000.01 - 200,000.00	50	8,528,966	18.34	170,579	8.039	83.28	92.36	626	42.05
200,000.01 - 250,000.00	30	6,722,397	14.46	224,080	8.173	82.55	92.92	625	41.44
250,000.01 - 300,000.00	15	4,127,786	8.88	275,186	8.147	83.39	95.42	617	45.10
300,000.01 - 350,000.00	14	4,470,720	9.61	319,337	8.426	87.26	92.15	605	44.27
350,000.01 - 400,000.00	6	2,228,981	4.79	371,497	7.845	81.73	97.48	671	42.24
400,000.01 - 450,000.00	3	1,254,692	2.70	418,231	8.835	83.66	83.66	625	37.96
450,000.01 - 500,000.00	1	463,655	1.00	463,655	8.520	80.00	95.00	631	45.19
550,000.01 - 600,000.00	1	599,491	1.29	599,491	8.070	80.00	100.00	663	43.31
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58
Average Cut-off Date Principal Balance ($): 124,344.37
Minimum Cut-off Date Principal Balance ($): 12,765.71
Maximum Cut-off Date Principal Balance ($): 599,491.33
Standard Deviation Cut-off Date Principal Balance ($): 95,438.93

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	94	2,835,430	6.10	30,164	10.756	95.20	97.02	631	40.82
50,000.01 - 100,000.00	93	6,771,888	14.56	72,816	9.186	85.75	94.13	612	40.43
100,000.01 - 150,000.00	67	8,500,790	18.28	126,877	8.135	82.90	91.87	626	39.28
150,000.01 - 200,000.00	50	8,528,966	18.34	170,579	8.039	83.28	92.36	626	42.05
200,000.01 - 250,000.00	30	6,722,397	14.46	224,080	8.173	82.55	92.92	625	41.44
250,000.01 - 300,000.00	15	4,127,786	8.88	275,186	8.147	83.39	95.42	617	45.10
300,000.01 - 350,000.00	14	4,470,720	9.61	319,337	8.426	87.26	92.15	605	44.27
350,000.01 - 400,000.00	6	2,228,981	4.79	371,497	7.845	81.73	97.48	671	42.24
400,000.01 - 450,000.00	3	1,254,692	2.70	418,231	8.835	83.66	83.66	625	37.96
450,000.01 - 500,000.00	1	463,655	1.00	463,655	8.520	80.00	95.00	631	45.19
550,000.01 - 600,000.00	1	599,491	1.29	599,491	8.070	80.00	100.00	663	43.31
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58
Average Orig Balance ($): 124,506.94
Minimum Orig Balance ($): 12,800.00
Maximum Orig Balance ($): 600,000.00
Standard Deviation Orig Balance ($): 95,532.24

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
111 - 120	1	61,656	0.13	61,656	8.625	52.07	52.07	645	49.29
171 - 180	106	4,114,568	8.85	38,817	10.930	98.59	98.59	638	42.12
231 - 240	2	176,317	0.38	88,159	8.736	82.60	88.02	562	35.22
351 - 360	265	42,152,255	90.64	159,065	8.231	83.12	92.84	623	41.54
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58
Weighted Average Remaining Term: 342
Minimum Remaining Term: 117
Maximum Remaining Term: 359
Standard Deviation Remaining Term: 82

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
120	1	61,656	0.13	61,656	8.625	52.07	52.07	645	49.29
180	106	4,114,568	8.85	38,817	10.930	98.59	98.59	638	42.12
240	2	176,317	0.38	88,159	8.736	82.60	88.02	562	35.22
360	265	42,152,255	90.64	159,065	8.231	83.12	92.84	623	41.54
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58
Weighted Average Original Term: 343
Minimum Original Term: 120
Maximum Original Term: 360
Standard Deviation Original Term: 82

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	1	67,856	0.15	67,856	9.200	26.56	26.56	594	41.63
35.01 - 40.00	1	74,873	0.16	74,873	8.895	35.05	35.05	529	16.51
40.01 - 45.00	1	49,957	0.11	49,957	7.990	43.48	43.48	514	25.04
50.01 - 55.00	1	61,656	0.13	61,656	8.625	52.07	52.07	645	49.29
60.01 - 65.00	4	332,794	0.72	83,199	7.920	63.37	66.25	573	20.66
65.01 - 70.00	9	1,099,304	2.36	122,145	8.354	68.84	69.75	571	35.79
70.01 - 75.00	7	978,474	2.10	139,782	8.364	73.75	77.35	586	45.38
75.01 - 80.00	147	24,098,957	51.82	163,938	7.943	79.91	96.57	643	42.51
80.01 - 85.00	23	3,522,300	7.57	153,143	8.476	84.13	84.43	602	36.35
85.01 - 90.00	37	6,041,445	12.99	163,282	8.659	89.79	90.01	605	40.89
90.01 - 95.00	44	6,235,134	13.41	141,708	8.868	94.59	94.81	591	43.40
95.01 - 100.00	99	3,942,045	8.48	39,819	10.885	99.97	99.97	639	41.72
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58
Weighted Average Original LTV (%): 84.45
Minimum Original LTV (%): 26.56
Maximum Original LTV (%): 100.00
Standard Deviation Original LTV (%): 10.77

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	1	67,856	0.15	67,856	9.200	26.56	26.56	594	41.63
35.01 - 40.00	1	74,873	0.16	74,873	8.895	35.05	35.05	529	16.51
40.01 - 45.00	1	49,957	0.11	49,957	7.990	43.48	43.48	514	25.04
50.01 - 55.00	1	61,656	0.13	61,656	8.625	52.07	52.07	645	49.29
60.01 - 65.00	3	295,802	0.64	98,601	7.707	63.28	63.28	565	20.78
65.01 - 70.00	8	1,069,389	2.30	133,674	8.371	68.90	68.90	570	35.94
70.01 - 75.00	4	841,151	1.81	210,288	8.392	73.66	73.66	571	45.37
75.01 - 80.00	22	3,371,893	7.25	153,268	8.083	79.52	79.52	607	41.78
80.01 - 85.00	22	3,451,784	7.42	156,899	8.445	84.11	84.11	603	36.10
85.01 - 90.00	37	6,251,946	13.44	168,972	8.618	89.16	89.80	609	41.06
90.01 - 95.00	49	7,635,736	16.42	155,831	8.692	91.31	94.60	604	43.74
95.01 - 100.00	225	23,332,753	50.17	103,701	8.437	83.57	99.93	645	42.26
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58
Weighted Average Original Combined LTV (%): 93.28
Minimum Original Combined LTV (%): 26.56
Maximum Original Combined LTV (%): 100.00
Standard Deviation Original Combined LTV (%): 10.02

Range of Debt Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 30.00	54	5,435,062	11.69	100,649	8.107	82.39	89.47	629	23.13
30.01 - 35.00	43	5,240,055	11.27	121,862	8.621	85.44	92.69	631	32.40
35.01 - 40.00	44	5,798,314	12.47	131,780	8.473	84.41	92.11	616	37.34
40.01 - 45.00	76	8,819,346	18.96	116,044	8.500	84.14	92.48	623	42.94
45.01 - 50.00	123	16,538,919	35.56	134,463	8.526	83.99	95.90	630	48.02
50.01 - 55.00	27	3,998,020	8.60	148,075	8.537	88.78	92.59	597	52.70
55.01>=	7	675,080	1.45	96,440	8.214	83.10	89.00	617	56.02
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58
Non-zero Weighted Average DTI: 41.58
Minimum DTI: 8.68
Maximum DTI: 57.61
Standard Deviation DTI: 9.33

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
3.250 - 3.499	12	2,832,211	7.53	236,018	7.996	81.51	95.09	656	45.34
3.500 - 3.749	1	103,747	0.28	103,747	7.875	80.00	80.00	550	16.84
3.750 - 3.999	12	2,352,544	6.25	196,045	8.218	83.20	94.26	628	42.68
4.000 - 4.249	2	317,521	0.84	158,761	8.652	89.89	89.89	633	41.78
4.250 - 4.499	1	75,953	0.20	75,953	7.750	80.00	100.00	618	49.01
4.500 - 4.749	1	71,095	0.19	71,095	7.570	80.00	100.00	586	46.12
4.750 - 4.999	4	535,471	1.42	133,868	7.290	72.99	80.90	611	43.17
5.000 - 5.249	67	11,942,494	31.75	178,246	8.183	82.38	92.22	625	39.71
5.250 - 5.499	22	4,969,559	13.21	225,889	8.378	82.87	93.91	622	43.20
5.500 - 5.749	7	1,035,569	2.75	147,938	7.796	81.40	91.03	619	45.66
5.750 - 5.999	10	991,195	2.63	99,119	8.517	85.71	95.91	586	44.24
6.000 - 6.249	11	1,404,469	3.73	127,679	8.206	82.07	89.47	589	42.66
6.250 - 6.499	24	3,500,657	9.31	145,861	7.942	82.71	97.11	629	41.88
6.500 - 6.749	7	1,300,149	3.46	185,736	8.125	86.86	95.56	610	39.63
6.750 - 6.999	8	1,062,720	2.83	132,840	8.052	80.92	91.74	626	43.99
7.000 - 7.249	12	1,863,775	4.95	155,315	8.814	85.92	91.44	588	44.28
7.250 - 7.499	9	793,018	2.11	88,113	9.059	83.95	91.26	595	42.95
7.500 - 7.749	9	1,314,866	3.50	146,096	8.828	85.36	93.90	665	43.10
7.750 - 7.999	3	293,092	0.78	97,697	9.251	89.65	97.65	562	45.74
8.000 - 8.249	6	858,190	2.28	143,032	9.270	90.22	94.98	572	48.85
Total:	228	37,618,295	100.00	164,993	8.261	83.09	93.23	621	42.20
Weighted Average Margin (%): 5.466
Minimum Margin (%): 3.327
Maximum Margin (%): 8.000
Standard Deviation Margin (%): 1.168

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.000 - 5.499	1	176,809	0.47	176,809	9.070	72.84	72.84	509	39.29
6.000 - 6.499	1	379,360	1.01	379,360	6.225	80.00	100.00	730	21.81
6.500 - 6.999	19	3,339,377	8.88	175,757	6.864	81.42	93.86	673	42.95
7.000 - 7.499	15	2,081,582	5.53	138,772	7.293	80.27	95.27	631	41.73
7.500 - 7.999	62	10,368,501	27.56	167,234	7.809	81.16	94.41	632	41.68
8.000 - 8.499	35	6,186,737	16.45	176,764	8.240	81.66	96.18	635	41.58
8.500 - 8.999	49	9,076,098	24.13	185,226	8.751	86.78	91.77	611	43.28
9.000 - 9.499	24	3,730,372	9.92	155,432	9.225	84.17	90.63	583	44.33
9.500 - 9.999	13	1,628,251	4.33	125,250	9.781	84.26	85.38	540	41.65
10.000 - 10.499	1	80,977	0.22	80,977	10.350	90.00	90.00	580	39.03
10.500 - 10.999	8	570,232	1.52	71,279	10.807	88.69	93.31	543	40.76
Total:	228	37,618,295	100.00	164,993	8.261	83.09	93.23	621	42.20
Weighted Average Minimum Rate (%): 8.242
Minimum Minimum Rate (%): 5.000
Maximum Minimum Rate (%): 10.990
Standard Deviation Minimum Rate (%): 0.955

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
12.500 - 12.999	1	379,360	1.01	379,360	6.225	80.00	100.00	730	21.81
13.000 - 13.499	19	3,339,377	8.88	175,757	6.864	81.42	93.86	673	42.95
13.500 - 13.999	15	2,081,582	5.53	138,772	7.293	80.27	95.27	631	41.73
14.000 - 14.499	62	10,368,501	27.56	167,234	7.809	81.16	94.41	632	41.68
14.500 - 14.999	35	6,186,737	16.45	176,764	8.240	81.66	96.18	635	41.58
15.000 - 15.499	49	9,076,098	24.13	185,226	8.751	86.78	91.77	611	43.28
15.500 - 15.999	25	3,907,180	10.39	156,287	9.218	83.65	89.82	579	44.10
16.000 - 16.499	13	1,628,251	4.33	125,250	9.781	84.26	85.38	540	41.65
16.500 - 16.999	1	80,977	0.22	80,977	10.350	90.00	90.00	580	39.03
17.000 - 17.499	8	570,232	1.52	71,279	10.807	88.69	93.31	543	40.76
Total:	228	37,618,295	100.00	164,993	8.261	83.09	93.23	621	42.20
Weighted Average Maximum Rate (%): 14.761
Minimum Maximum Rate (%): 12.725
Maximum Maximum Rate (%): 17.490
Standard Deviation Maximum Rate (%): 0.930

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	3	441,060	1.17	147,020	8.750	91.67	91.67	562	43.87
3.000	219	36,036,436	95.79	164,550	8.289	83.09	93.24	620	42.50
5.000	6	1,140,799	3.03	190,133	7.187	79.57	93.57	680	32.12
Total:	228	37,618,295	100.00	164,993	8.261	83.09	93.23	621	42.20
Weighted Average Initial Cap (%): 3.037
Minimum Initial Cap (%): 1.000
Maximum Initial Cap (%): 5.000
Standard Deviation Initial Cap (%): 0.397

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	228	37,618,295	100.00	164,993	8.261	83.09	93.23	621	42.20
Total:	228	37,618,295	100.00	164,993	8.261	83.09	93.23	621	42.20
Non-zero Weighted Average Subsequent Periodic Cap (%): 1.000
Non-zero Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 1.000
Standard Deviation Subsequent Periodic Cap (%): 0.000

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
October 2006	2	294,170	0.78	147,085	8.875	90.00	90.00	562	41.53
December 2007	1	89,843	0.24	89,843	8.200	80.00	99.99	619	29.04
January 2008	3	233,007	0.62	77,669	9.136	78.56	78.56	535	36.57
February 2008	2	407,771	1.08	203,886	8.936	88.14	91.86	648	49.26
March 2008	9	1,183,052	3.14	131,450	8.401	84.53	95.71	622	45.51
April 2008	73	11,749,796	31.23	160,956	8.429	82.99	93.14	617	41.52
May 2008	124	21,149,933	56.22	170,564	8.184	82.93	93.31	623	42.87
November 2008	1	103,747	0.28	103,747	7.875	80.00	80.00	550	16.84
February 2009	1	56,774	0.15	56,774	7.375	76.00	76.00	631	44.19
April 2009	3	460,787	1.22	153,596	8.203	82.07	99.31	617	42.91
May 2009	2	423,135	1.12	211,567	8.049	87.22	92.78	606	41.04
April 2011	1	325,480	0.87	325,480	9.170	93.14	93.14	558	54.00
February 2016	1	181,015	0.48	181,015	9.175	75.00	75.00	530	51.12
May 2016	5	959,784	2.55	191,957	6.812	80.43	97.07	709	28.53
Total:	228	37,618,295	100.00	164,993	8.261	83.09	93.23	621	42.20
Weighted Average Next Rate Adjustment Date: July 2008
Minimum Next Rate Adjustment Date: October 2006
Maximum Next Rate Adjustment Date: May 2016

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Illinois	207	30,262,374	65.07	146,195	8.414	84.26	93.64	631	41.80
Pennsylvania	62	6,718,300	14.45	108,360	8.286	84.86	89.33	617	38.45
Ohio	61	4,881,480	10.50	80,024	8.754	86.24	95.85	590	44.15
Michigan	25	2,970,049	6.39	118,802	8.843	83.01	94.00	622	43.70
Indiana	19	1,672,592	3.60	88,031	8.810	83.47	93.81	624	38.84
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary	358	44,789,308	96.31	125,110	8.491	84.43	93.37	620	41.68
Investment	9	967,976	2.08	107,553	8.519	86.32	86.32	707	45.83
Second Home	7	747,512	1.61	106,787	7.304	83.14	96.82	714	29.65
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family	277	32,919,619	70.79	118,843	8.559	84.24	92.33	616	41.00
Planned Unit Development	22	3,778,009	8.12	171,728	8.422	85.36	95.89	628	42.85
Condominium	36	3,991,408	8.58	110,872	7.937	83.31	96.27	660	38.62
Two-to-Four Family	39	5,815,760	12.51	149,122	8.385	85.78	94.91	640	46.01
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	188	19,494,834	41.92	103,696	8.570	84.68	97.77	640	41.89
Refinance - Cashout	180	25,898,727	55.69	143,882	8.400	84.31	90.17	610	41.47
Refinance - Rate Term	6	1,111,234	2.39	185,206	8.442	83.33	86.98	642	38.50
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Stated Documentation	119	17,033,640	36.63	143,140	8.570	81.78	94.76	649	42.84
Full Documentation	186	19,940,755	42.88	107,208	8.487	86.11	92.62	608	41.19
Limited Documentation	60	7,915,536	17.02	131,926	8.158	85.61	92.44	616	39.03
Lite Documentation	9	1,614,865	3.47	179,429	8.815	86.30	89.95	584	45.45
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58

Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
500 - 519	11	1,442,838	3.10	131,167	9.195	83.31	84.62	509	45.03
520 - 539	17	2,206,659	4.75	129,803	9.312	79.60	80.05	530	38.35
540 - 559	18	2,409,617	5.18	133,868	9.209	89.30	89.74	552	43.64
560 - 579	18	2,716,406	5.84	150,911	8.835	90.41	90.96	570	44.83
580 - 599	45	4,580,382	9.85	101,786	8.489	83.58	92.92	590	41.29
600 - 619	77	9,172,116	19.72	119,118	8.518	85.04	93.90	608	42.85
620 - 639	53	6,620,645	14.24	124,918	8.432	83.60	93.28	629	39.49
640 - 659	53	6,474,724	13.92	122,165	8.414	84.82	96.40	648	40.53
660 - 679	33	4,996,390	10.74	151,406	8.264	83.58	95.31	667	41.46
680 - 699	18	2,051,432	4.41	113,968	7.819	82.50	97.39	689	43.65
700 - 719	8	793,892	1.71	99,237	7.586	81.14	97.03	715	39.59
720 - 739	14	1,981,235	4.26	141,517	7.588	84.38	97.13	729	40.36
740 - 759	2	265,000	0.57	132,500	8.547	84.58	95.42	757	46.97
760 - 779	1	110,751	0.24	110,751	7.495	76.55	76.55	760	41.13
780 - 799	4	587,847	1.26	146,962	7.362	81.16	99.61	788	37.74
800 - 819	2	94,858	0.20	47,429	9.376	83.99	99.99	816	36.86
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58
Non-zero Weighted Average FICO: 624
Minimum FICO: 500
Maximum FICO: 816
Standard Deviation FICO: 55

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	227	30,871,759	66.38	135,999	8.453	84.38	93.70	631	41.61
12	2	357,699	0.77	178,850	8.132	90.55	90.55	651	11.26
24	115	11,545,910	24.83	100,399	8.756	85.42	93.39	604	42.74
36	30	3,729,427	8.02	124,314	7.790	81.35	89.68	626	40.60
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	268	42,483,896	91.35	158,522	8.229	83.02	92.69	622	41.52
2nd Lien	106	4,020,900	8.65	37,933	11.048	99.50	99.50	638	42.21
Total:	374	46,504,796	100.00	124,344	8.473	84.45	93.28	624	41.58

HASCO 2006-WMC1	HSBC
Non - Owner Occupied

Summary Statistics (as of the Sample Pool Calculation Date)
Aggregate Principal Balance: $33,851,388.10
Number of Mortgage Loans: 193
Average Principal Balance: $175,395.79
Aggregate Principal Balance (Fixed Rate): $6,102,428.99
Aggregate Principal Balance (Adjustable Rate): $27,748,959.11
% Fixed Rate Mortgages: 18.03%
% Adjustable Rate Mortgages: 81.97%
Weighted Average Current Mortgage Rate: 8.229%
Non-zero Weighted Average Credit Score: 677
Weighted Average Original LTV: 84.11%
Weighted Average Original Combined LTV: 90.20%
Non-zero Weighted Average Debt Ratio: 40.39
Weighted Average Stated Remaining Term: 344
Weighted Average Stated Original Term: 346
Weighted Average Months to Roll: 32
Weighted Average Margin: 6.786%
Weighted Average Initial Rate Cap: 3.197%
Weighted Average Periodic Rate Cap: 1.000%
Weighted Average Maximum Rate: 14.571%
Weighted Average Minimum Rate: 8.052%
% Second Lien: 7.58%
% Silent & Simultaneous Seconds: 31.06%
% California Loans: 31.50%

Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
15 Year Fixed	3	116,303	0.34	38,768	8.770	87.87	87.87	668	23.47
30 Year Fixed	27	2,795,501	8.26	103,537	8.036	79.82	82.25	670	40.86
15/30 Year Fixed (Balloon)	44	2,546,418	7.52	57,873	10.397	99.80	99.80	711	41.79
30/40 Year Fixed (Balloon)	2	644,206	1.90	322,103	6.916	64.15	67.25	649	52.27
ARM 30 Year	1	163,525	0.48	163,525	10.300	90.00	90.00	660	49.35
2/28 ARM	68	13,580,707	40.12	199,716	8.568	86.50	89.08	667	38.35
2/28 ARM 5 Year Interest Only	5	1,319,572	3.90	263,914	7.796	85.98	98.01	658	32.87
3/27 ARM	1	494,332	1.46	494,332	7.990	90.00	90.00	643	28.92
3/27 ARM 5 Year Interest Only	1	256,000	0.76	256,000	6.770	80.00	100.00	717	27.05
3/27 ARM 10 Year Interest Only	1	392,000	1.16	392,000	7.200	80.00	100.00	667	44.97
10/20 ARM	2	643,292	1.90	321,646	7.971	43.00	43.00	685	47.79
10/20 ARM 10 Year Interest Only	3	1,415,360	4.18	471,787	6.678	80.00	92.60	710	34.48
30/40 Year ARM 2/28 (Balloon)	34	8,813,376	26.04	259,217	7.685	82.23	93.81	681	44.50
30/40 Year ARM 10/20 (Balloon)	1	670,795	1.98	670,795	7.450	80.00	100.00	750	40.86
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
6.000 - 6.499	3	1,226,429	3.62	408,810	6.191	80.00	100.00	694	34.68
6.500 - 6.999	17	4,209,266	12.43	247,604	6.806	76.85	88.07	698	43.03
7.000 - 7.499	17	4,621,073	13.65	271,828	7.313	79.82	96.11	709	45.29
7.500 - 7.999	27	7,170,601	21.18	265,578	7.881	80.50	84.11	652	38.59
8.000 - 8.499	26	4,792,722	14.16	184,335	8.350	85.59	89.59	672	38.81
8.500 - 8.999	37	5,647,750	16.68	152,642	8.738	86.37	88.80	665	42.19
9.000 - 9.499	15	1,450,227	4.28	96,682	9.258	93.38	93.38	680	42.32
9.500 - 9.999	17	1,798,378	5.31	105,787	9.797	89.83	89.83	676	37.71
10.000 - 10.499	4	715,947	2.11	178,987	10.136	93.55	93.55	679	21.97
10.500 - 10.999	15	1,405,499	4.15	93,700	10.770	97.05	97.05	681	36.70
11.000 - 11.499	8	445,311	1.32	55,664	11.106	100.00	100.00	728	47.08
11.500 - 11.999	5	325,155	0.96	65,031	11.500	99.99	99.99	682	42.47
12.000 - 12.499	1	19,064	0.06	19,064	12.000	100.00	100.00	676	49.51
12.500 - 12.999	1	23,968	0.07	23,968	12.500	100.00	100.00	697	47.35
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39
Weighted Average Gross Mortgage Rate (%): 8.229
Minimum Gross Mortgage Rate (%): 6.100
Maximum Gross Mortgage Rate (%): 12.500
Standard Deviation Gross Mortgage Rate (%): 1.333

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	38	1,370,263	4.05	36,060	9.866	94.24	95.06	705	41.87
50,000.01 - 100,000.00	51	3,802,053	11.23	74,550	8.969	86.85	89.92	687	41.31
100,000.01 - 150,000.00	25	3,086,304	9.12	123,452	8.449	84.57	91.10	686	40.26
150,000.01 - 200,000.00	17	2,893,357	8.55	170,197	8.387	84.91	93.38	701	45.10
200,000.01 - 250,000.00	15	3,309,535	9.78	220,636	7.693	83.67	90.64	665	40.61
250,000.01 - 300,000.00	12	3,284,199	9.70	273,683	7.993	84.11	93.43	680	42.52
300,000.01 - 350,000.00	5	1,613,212	4.77	322,642	8.492	89.07	93.01	662	40.04
350,000.01 - 400,000.00	12	4,493,488	13.27	374,457	7.912	81.36	87.97	649	35.42
400,000.01 - 450,000.00	2	856,762	2.53	428,381	8.352	92.43	92.43	682	45.45
450,000.01 - 500,000.00	5	2,394,687	7.07	478,937	9.047	91.97	91.97	650	26.92
500,000.01 - 550,000.00	6	3,170,897	9.37	528,483	7.325	70.97	77.37	687	48.41
550,000.01 - 600,000.00	1	551,508	1.63	551,508	9.990	85.00	85.00	746	42.20
600,000.01 - 650,000.00	2	1,250,611	3.69	625,306	6.608	80.00	100.00	679	49.52
650,000.01 - 700,000.00	1	670,795	1.98	670,795	7.450	80.00	100.00	750	40.86
1,000,000.01 >=	1	1,103,717	3.26	1,103,717	7.990	85.00	85.00	641	27.90
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39
Average Cut-off Date Principal Balance ($): 175,395.79
Minimum Cut-off Date Principal Balance ($): 14,976.50
Maximum Cut-off Date Principal Balance ($): 1,103,717.49
Standard Deviation Cut-off Date Principal Balance ($): 162,696.05

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	38	1,370,263	4.05	36,060	9.866	94.24	95.06	705	41.87
50,000.01 - 100,000.00	51	3,802,053	11.23	74,550	8.969	86.85	89.92	687	41.31
100,000.01 - 150,000.00	25	3,086,304	9.12	123,452	8.449	84.57	91.10	686	40.26
150,000.01 - 200,000.00	17	2,893,357	8.55	170,197	8.387	84.91	93.38	701	45.10
200,000.01 - 250,000.00	15	3,309,535	9.78	220,636	7.693	83.67	90.64	665	40.61
250,000.01 - 300,000.00	12	3,284,199	9.70	273,683	7.993	84.11	93.43	680	42.52
300,000.01 - 350,000.00	5	1,613,212	4.77	322,642	8.492	89.07	93.01	662	40.04
350,000.01 - 400,000.00	12	4,493,488	13.27	374,457	7.912	81.36	87.97	649	35.42
400,000.01 - 450,000.00	2	856,762	2.53	428,381	8.352	92.43	92.43	682	45.45
450,000.01 - 500,000.00	5	2,394,687	7.07	478,937	9.047	91.97	91.97	650	26.92
500,000.01 - 550,000.00	6	3,170,897	9.37	528,483	7.325	70.97	77.37	687	48.41
550,000.01 - 600,000.00	1	551,508	1.63	551,508	9.990	85.00	85.00	746	42.20
600,000.01 - 650,000.00	2	1,250,611	3.69	625,306	6.608	80.00	100.00	679	49.52
650,000.01 - 700,000.00	1	670,795	1.98	670,795	7.450	80.00	100.00	750	40.86
1,000,000.01 >=	1	1,103,717	3.26	1,103,717	7.990	85.00	85.00	641	27.90
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39
Average Orig Balance ($): 175,636.12
Minimum Orig Balance ($): 15,000.00
Maximum Orig Balance ($): 1,105,000.00
Standard Deviation Orig Balance ($): 162,874.52

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
171 - 180	47	2,662,721	7.87	56,654	10.326	99.28	99.28	709	40.99
351 - 360	146	31,188,667	92.13	213,621	8.050	82.82	89.42	675	40.34
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39
Weighted Average Remaining Term: 344
Minimum Remaining Term: 176
Maximum Remaining Term: 360
Standard Deviation Remaining Term: 77

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average W Original Combined LTV (%)	eighted Average FICO Score	Weighted Average Debt Ratio
180	47	2,662,721	7.87	56,654	10.326	99.28	99.28	709	40.99
360	146	31,188,667	92.13	213,621	8.050	82.82	89.42	675	40.34
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39
Weighted Average Original Term: 346
Minimum Original Term: 180
Maximum Original Term: 360
Standard Deviation Original Term: 77

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average W Original Combined LTV (%)	eighted Average FICO Score	Weighted Average Debt Ratio
35.01 - 40.00	1	549,241	1.62	549,241	7.880	36.67	36.67	687	53.63
45.01 - 50.00	1	201,614	0.60	201,614	8.295	45.91	45.91	640	45.96
50.01 - 55.00	1	59,901	0.18	59,901	6.990	52.17	52.17	683	44.40
55.01 - 60.00	1	76,812	0.23	76,812	6.975	60.00	60.00	741	57.49
60.01 - 65.00	6	1,653,629	4.88	275,605	7.879	62.98	62.98	602	49.26
65.01 - 70.00	3	267,569	0.79	89,190	8.191	69.62	69.62	617	32.38
70.01 - 75.00	6	661,381	1.95	110,230	7.356	73.24	74.94	679	41.55
75.01 - 80.00	55	12,035,531	35.55	218,828	7.353	79.94	96.95	707	41.58
80.01 - 85.00	13	3,594,455	10.62	276,497	8.433	84.86	84.86	641	32.62
85.01 - 90.00	43	8,258,571	24.40	192,060	8.455	90.00	90.00	671	40.59
90.01 - 95.00	20	4,002,204	11.82	200,110	9.242	94.85	94.85	649	36.76
95.01 - 100.00	43	2,490,479	7.36	57,918	10.402	100.00	100.00	710	41.71
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39
Weighted Average Original LTV (%): 84.11
Minimum Original LTV (%): 36.67
Maximum Original LTV (%): 100.00
Standard Deviation Original LTV (%): 11.00

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
35.01 - 40.00	1	549,241	1.62	549,241	7.880	36.67	36.67	687	53.63
45.01 - 50.00	1	201,614	0.60	201,614	8.295	45.91	45.91	640	45.96
50.01 - 55.00	1	59,901	0.18	59,901	6.990	52.17	52.17	683	44.40
55.01 - 60.00	1	76,812	0.23	76,812	6.975	60.00	60.00	741	57.49
60.01 - 65.00	6	1,653,629	4.88	275,605	7.879	62.98	62.98	602	49.26
65.01 - 70.00	3	267,569	0.79	89,190	8.191	69.62	69.62	617	32.38
70.01 - 75.00	5	616,475	1.82	123,295	7.320	73.12	73.12	675	40.70
75.01 - 80.00	11	1,566,856	4.63	142,441	7.683	79.55	79.55	660	35.63
80.01 - 85.00	13	3,594,455	10.62	276,497	8.433	84.86	84.86	641	32.62
85.01 - 90.00	44	8,477,994	25.04	192,682	8.407	89.74	90.00	672	40.41
90.01 - 95.00	22	4,496,776	13.28	204,399	8.964	93.22	94.87	663	38.41
95.01 - 100.00	85	12,290,065	36.31	144,589	7.969	84.03	100.00	711	42.14
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39
Weighted Average Original Combined LTV (%): 90.20
Minimum Original Combined LTV (%): 36.67
Maximum Original Combined LTV (%): 100.00
Standard Deviation Original Combined LTV (%): 11.22

Range of Debt Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 30.00	30	6,934,313	20.48	231,144	8.305	86.93	89.67	652	22.49
30.01 - 35.00	14	2,592,657	7.66	185,190	8.504	84.52	88.68	653	33.69
35.01 - 40.00	28	3,954,329	11.68	141,226	8.469	87.10	96.74	704	37.36
40.01 - 45.00	27	5,291,283	15.63	195,973	8.103	83.98	91.63	706	42.25
45.01 - 50.00	58	8,431,254	24.91	145,366	8.164	84.59	91.65	674	47.43
50.01 - 55.00	32	5,502,786	16.26	171,962	8.185	81.44	88.34	689	52.41
55.01>=	4	1,144,766	3.38	286,191	7.587	65.82	65.82	630	56.29
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39
Non-zero Weighted Average DTI: 40.39
Minimum DTI: 7.30
Maximum DTI: 57.49
Standard Deviation DTI: 10.78

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
3.250 - 3.499	1	379,360	1.37	379,360	6.225	80.00	100.00	730	21.81
4.000 - 4.249	1	87,834	0.32	87,834	8.345	76.52	76.52	609	41.27
5.000 - 5.249	1	44,906	0.16	44,906	7.850	75.00	100.00	729	53.22
5.250 - 5.499	3	1,198,943	4.32	399,648	6.628	80.00	100.00	674	45.81
5.500 - 5.749	4	724,298	2.61	181,075	7.051	82.11	97.89	716	31.22
5.750 - 5.999	5	1,025,578	3.70	205,116	7.151	80.79	90.29	681	32.52
6.000 - 6.249	9	2,429,616	8.76	269,957	7.488	80.14	89.39	666	41.67
6.250 - 6.499	23	6,068,170	21.87	263,833	7.869	82.23	93.67	687	41.37
6.500 - 6.749	6	701,370	2.53	116,895	7.481	80.60	85.98	677	43.48
6.750 - 6.999	9	1,645,469	5.93	182,830	7.902	83.90	93.86	682	41.66
7.000 - 7.249	15	4,845,678	17.46	323,045	8.263	82.17	84.84	660	40.45
7.250 - 7.499	8	1,315,739	4.74	164,467	8.443	87.89	87.89	654	32.45
7.500 - 7.749	10	1,922,908	6.93	192,291	8.772	86.10	92.55	698	44.73
7.750 - 7.999	8	1,522,841	5.49	190,355	8.219	81.26	85.07	654	44.98
8.000 - 8.249	14	3,836,247	13.82	274,018	9.277	90.84	90.84	675	36.64
Total:	117	27,748,959	100.00	237,171	8.078	83.56	90.66	676	40.01
Weighted Average Margin (%): 6.786
Minimum Margin (%): 3.328
Maximum Margin (%): 8.000
Standard Deviation Margin (%): 0.876

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
6.000 - 6.499	4	1,585,763	5.71	396,441	6.703	80.00	100.00	694	35.33
6.500 - 6.999	14	3,187,530	11.49	227,681	6.839	78.67	92.37	709	40.09
7.000 - 7.499	16	4,510,322	16.25	281,895	7.309	79.91	96.59	707	45.39
7.500 - 7.999	21	6,397,203	23.05	304,629	7.899	80.97	84.20	650	39.95
8.000 - 8.499	16	3,642,315	13.13	227,645	8.346	87.94	91.23	667	38.30
8.500 - 8.999	27	4,910,408	17.70	181,867	8.737	86.39	89.19	666	42.49
9.000 - 9.499	5	842,018	3.03	168,404	9.268	91.77	91.77	690	42.71
9.500 - 9.999	9	1,389,159	5.01	154,351	9.819	86.83	86.83	674	35.91
10.000 - 10.499	3	675,202	2.43	225,067	10.144	93.16	93.16	678	20.92
10.500 - 10.999	2	609,040	2.19	304,520	10.885	94.03	94.03	610	29.62
Total:	117	27,748,959	100.00	237,171	8.078	83.56	90.66	676	40.01
Weighted Average Minimum Rate (%): 8.052
Minimum Minimum Rate (%): 6.100
Maximum Minimum Rate (%): 10.995
Standard Deviation Minimum Rate (%): 1.003

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
12.500 - 12.999	3	1,226,429	4.42	408,810	6.191	80.00	100.00	694	34.68
13.000 - 13.499	14	3,187,530	11.49	227,681	6.839	78.67	92.37	709	40.09
13.500 - 13.999	16	4,510,322	16.25	281,895	7.309	79.91	96.59	707	45.39
14.000 - 14.499	22	6,756,537	24.35	307,115	7.928	80.92	85.04	653	39.82
14.500 - 14.999	16	3,642,315	13.13	227,645	8.346	87.94	91.23	667	38.30
15.000 - 15.499	27	4,910,408	17.70	181,867	8.737	86.39	89.19	666	42.49
15.500 - 15.999	5	842,018	3.03	168,404	9.268	91.77	91.77	690	42.71
16.000 - 16.499	9	1,389,159	5.01	154,351	9.819	86.83	86.83	674	35.91
16.500 - 16.999	3	675,202	2.43	225,067	10.144	93.16	93.16	678	20.92
17.000 - 17.499	2	609,040	2.19	304,520	10.885	94.03	94.03	610	29.62
Total:	117	27,748,959	100.00	237,171	8.078	83.56	90.66	676	40.01
Weighted Average Maximum Rate (%): 14.571
Minimum Maximum Rate (%): 12.600
Maximum Maximum Rate (%): 17.495
Standard Deviation Maximum Rate (%): 0.990

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
3.000	111	25,019,512	90.16	225,401	8.177	84.89	91.52	672	40.10
5.000	6	2,729,447	9.84	454,908	7.172	71.28	82.73	714	39.18
Total:	117	27,748,959	100.00	237,171	8.078	83.56	90.66	676	40.01
Weighted Average Initial Cap (%): 3.197
Minimum Initial Cap (%): 3.000
Maximum Initial Cap (%): 5.000
Standard Deviation Initial Cap (%): 0.443

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	117	27,748,959	100.00	237,171	8.078	83.56	90.66	676	40.01
Total:	117	27,748,959	100.00	237,171	8.078	83.56	90.66	676	40.01
Non-zero Weighted Average Subsequent Periodic Cap (%): 1.000
Non-zero Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 1.000
Standard Deviation Subsequent Periodic Cap (%): 0.000

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
October 2006	1	163,525	0.59	163,525	10.300	90.00	90.00	660	49.35
October 2007	1	76,812	0.28	76,812	6.975	60.00	60.00	741	57.49
January 2008	1	391,238	1.41	391,238	8.470	85.00	85.00	551	7.30
February 2008	1	75,900	0.27	75,900	8.970	80.00	99.99	816	36.86
March 2008	3	860,667	3.10	286,889	9.809	93.31	93.31	647	19.68
April 2008	39	9,894,485	35.66	253,705	8.353	85.96	91.56	676	39.83
May 2008	60	12,030,614	43.36	200,510	7.954	83.74	91.08	671	43.19
June 2008	2	383,939	1.38	191,970	7.980	80.00	100.00	731	40.84
April 2009	1	256,000	0.92	256,000	6.770	80.00	100.00	717	27.05
May 2009	2	886,332	3.19	443,166	7.641	85.58	94.42	654	36.02
March 2016	1	94,051	0.34	94,051	8.500	80.00	80.00	671	13.66
April 2016	1	524,000	1.89	524,000	6.700	80.00	80.00	719	41.76
May 2016	4	2,111,396	7.61	527,849	7.230	68.73	83.53	715	39.68
Total:	117	27,748,959	100.00	237,171	8.078	83.56	90.66	676	40.01
Weighted Average Next Rate Adjustment Date: February 2009
Minimum Next Rate Adjustment Date: October 2006
Maximum Next Rate Adjustment Date: May 2016

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	37	10,663,590	31.50	288,205	8.058	82.66	88.54	668	38.05
Florida	31	6,502,624	19.21	209,762	8.271	81.17	86.57	669	43.07
Nevada	14	2,505,304	7.40	178,950	7.896	82.92	95.66	701	41.68
New York	9	1,527,696	4.51	169,744	8.435	87.28	92.41	673	42.88
Arizona	8	1,452,242	4.29	181,530	7.996	86.91	95.55	708	44.97
New Jersey	6	1,239,792	3.66	206,632	8.731	85.63	93.80	691	38.98
Illinois	5	1,059,205	3.13	211,841	7.590	84.79	91.95	719	36.44
Texas	15	1,054,108	3.11	70,274	8.525	87.54	93.64	674	40.00
Massachusetts	2	880,786	2.60	440,393	7.893	90.00	90.00	637	26.12
Washington	5	789,813	2.33	157,963	8.666	90.70	94.68	703	44.30
South Carolina	4	740,023	2.19	185,006	8.486	89.93	92.01	650	50.27
Maryland	6	506,454	1.50	84,409	9.133	82.76	82.76	660	40.29
District of Columbia	1	480,613	1.42	480,613	8.470	90.00	90.00	659	34.83
Delaware	2	438,012	1.29	219,006	8.336	83.77	83.77	636	46.61
Utah	2	396,905	1.17	198,452	7.659	84.00	100.00	675	33.66
Other	46	3,614,221	10.68	78,570	8.649	85.75	91.45	697	41.80
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Second Home	109	18,365,379	54.25	168,490	8.064	83.74	94.95	693	42.72
Investment	84	15,486,009	45.75	184,357	8.425	84.55	84.55	659	37.62
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family	107	13,625,118	40.25	127,338	8.221	85.09	92.81	682	39.54
Planned Unit Development	32	6,263,542	18.50	195,736	8.212	84.66	91.49	671	43.64
Condominium	25	5,995,153	17.71	239,806	7.806	78.24	87.90	687	45.24
Two-to-Four Family	29	7,967,575	23.54	274,744	8.574	86.44	86.44	669	35.64
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	132	22,330,020	65.96	169,167	8.300	87.22	94.35	682	38.92
Refinance - Cashout	60	11,455,483	33.84	190,925	8.083	78.08	82.15	669	43.21
Refinance - Rate Term	1	65,885	0.19	65,885	9.545	82.44	82.44	631	48.05
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Stated Documentation	69	11,818,889	34.91	171,288	8.364	81.95	92.84	708	44.55
Full Documentation	68	9,223,807	27.25	135,644	8.287	85.66	87.30	673	41.73
Limited Documentation	51	11,861,050	35.04	232,570	8.021	84.70	89.92	654	35.11
Lite Documentation	5	947,642	2.80	189,528	8.588	88.79	88.79	638	41.67
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39

Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
540 - 559	3	843,070	2.49	281,023	8.332	73.74	73.74	549	20.06
560 - 579	3	536,363	1.58	178,788	8.630	91.68	91.68	566	47.25
580 - 599	9	1,266,526	3.74	140,725	9.034	79.41	80.41	593	43.04
600 - 619	9	1,711,944	5.06	190,216	9.277	87.06	87.06	609	30.50
620 - 639	15	2,766,063	8.17	184,404	7.906	83.42	83.42	628	44.77
640 - 659	18	5,184,569	15.32	288,032	8.215	85.69	85.69	644	38.26
660 - 679	28	4,628,646	13.67	165,309	7.919	86.57	94.47	669	42.44
680 - 699	34	5,776,771	17.07	169,905	8.240	80.22	89.58	687	40.72
700 - 719	21	3,504,732	10.35	166,892	7.867	83.99	95.36	712	40.79
720 - 739	15	2,243,770	6.63	149,585	8.267	87.83	95.54	726	37.32
740 - 759	15	3,124,617	9.23	208,308	8.434	84.61	95.04	751	45.24
760 - 779	17	1,801,205	5.32	105,953	7.982	83.95	95.04	772	45.79
780 - 799	4	368,253	1.09	92,063	8.502	87.85	95.23	795	28.36
800 - 819	2	94,858	0.28	47,429	9.376	83.99	99.99	816	36.86
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39
Non-zero Weighted Average FICO: 677
Minimum FICO: 547
Maximum FICO: 816
Standard Deviation FICO: 57

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	64	9,631,798	28.45	150,497	8.727	87.63	92.07	687	37.76
12	10	1,615,060	4.77	161,506	8.688	80.68	86.55	685	45.70
24	92	17,086,772	50.48	185,726	8.116	85.61	92.51	667	40.96
36	27	5,517,758	16.30	204,361	7.575	74.37	80.81	690	41.67
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	148	31,285,907	92.42	211,391	8.050	82.83	89.41	675	40.27
2nd Lien	45	2,565,482	7.58	57,011	10.409	99.80	99.80	711	41.85
Total:	193	33,851,388	100.00	175,396	8.229	84.11	90.20	677	40.39

HASCO 2006-WMC1	HSBC
Non Full Doc

Summary Statistics (as of the Sample Pool Calculation Date)
Aggregate Principal Balance: $614,878,649.98
Number of Mortgage Loans: 2,896
Average Principal Balance: $212,319.98
Aggregate Principal Balance (Fixed Rate): $131,216,582.22
Aggregate Principal Balance (Adjustable Rate): $483,662,067.76
% Fixed Rate Mortgages: 21.34%
% Adjustable Rate Mortgages: 78.66%
Weighted Average Current Mortgage Rate: 8.147%
Non-zero Weighted Average Credit Score: 648
Weighted Average Original LTV: 81.80%
Weighted Average Original Combined LTV: 93.36%
Non-zero Weighted Average Debt Ratio: 42.33
Weighted Average Stated Remaining Term: 337
Weighted Average Stated Original Term: 339
Weighted Average Months to Roll: 29
Weighted Average Margin: 6.390%
Weighted Average Initial Rate Cap: 3.131%
Weighted Average Periodic Rate Cap: 1.015%
Weighted Average Maximum Rate: 14.230%
Weighted Average Minimum Rate: 7.696%
% Second Lien: 11.62%
% Silent & Simultaneous Seconds: 60.11%
% California Loans: 45.61%

Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
10 Year Fixed	1	61,656	0.01	61,656	8.625	52.07	52.07	645	49.29
15 Year Fixed	14	1,150,983	0.19	82,213	8.539	81.64	81.64	656	37.36
20 Year Fixed	4	317,800	0.05	79,450	11.000	88.01	91.02	583	40.71
30 Year Fixed	151	35,947,704	5.85	238,064	7.650	77.67	82.14	643	39.74
15/30 Year Fixed (Balloon)	1,001	70,912,513	11.53	70,842	11.210	99.36	99.36	653	42.97
30/40 Year Fixed (Balloon)	87	22,825,927	3.71	262,367	7.660	79.13	85.31	639	41.83
2/28 ARM	393	95,020,522	15.45	241,782	8.270	79.46	90.93	635	42.10
2/28 ARM 5 Year Interest Only	133	44,197,001	7.19	332,308	7.194	81.40	96.15	673	40.24
2/28 ARM 10 Year Interest Only	14	3,729,500	0.61	266,393	7.638	81.34	97.26	671	33.42
3/27 ARM	12	4,240,676	0.69	353,390	8.003	81.33	87.49	652	41.01
3/27 ARM 5 Year Interest Only	5	1,260,150	0.20	252,030	6.899	78.16	86.77	686	39.70
3/27 ARM 10 Year Interest Only	2	648,000	0.11	324,000	7.012	80.00	100.00	670	42.34
5/25 ARM	1	150,968	0.02	150,968	7.345	80.00	100.00	636	34.22
5/25 ARM 5 Year Interest Only	3	745,000	0.12	248,333	6.924	68.01	71.24	694	34.67
10/20 ARM	15	4,363,450	0.71	290,897	7.676	73.90	83.66	680	43.42
10/20 ARM 5 Year Interest Only	2	453,000	0.07	226,500	7.783	73.85	90.10	685	33.39
10/20 ARM 10 Year Interest Only	46	18,472,778	3.00	401,582	6.597	77.12	90.89	713	35.81
30/40 Year ARM 2/28 (Balloon)	953	292,712,310	47.60	307,148	7.776	79.62	94.65	642	43.52
30/40 Year ARM 3/27 (Balloon)	27	8,020,266	1.30	297,047	7.572	82.79	93.56	638	43.27
30/40 Year ARM 5/25 (Balloon)	1	383,814	0.06	383,814	8.595	80.00	100.00	631	47.25
30/40 Year ARM 10/20 (Balloon)	31	9,264,632	1.51	298,859	7.166	79.84	95.80	718	41.25
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.500 - 5.999	14	5,317,853	0.86	379,847	5.901	68.07	78.09	715	40.93
6.000 - 6.499	60	22,563,228	3.67	376,054	6.310	79.43	93.32	693	40.11
6.500 - 6.999	268	88,655,953	14.42	330,806	6.797	79.15	93.06	679	41.27
7.000 - 7.499	309	95,323,767	15.50	308,491	7.279	79.74	95.56	659	43.06
7.500 - 7.999	553	160,057,260	26.03	289,434	7.767	79.34	92.26	644	42.33
8.000 - 8.499	275	73,637,811	11.98	267,774	8.263	80.22	94.51	636	42.69
8.500 - 8.999	257	64,046,234	10.42	249,207	8.750	79.75	89.95	622	42.74
9.000 - 9.499	103	19,596,671	3.19	190,259	9.227	81.29	88.76	602	43.19
9.500 - 9.999	144	16,643,488	2.71	115,580	9.778	85.93	89.82	612	41.12
10.000 - 10.499	46	5,653,443	0.92	122,901	10.210	93.35	94.65	645	37.04
10.500 - 10.999	272	22,035,113	3.58	81,011	10.825	98.12	98.35	646	43.11
11.000 - 11.499	246	19,970,673	3.25	81,182	11.201	99.07	99.07	645	43.34
11.500 - 11.999	97	6,028,999	0.98	62,155	11.783	99.21	99.21	645	42.85
12.000 - 12.499	76	4,640,730	0.75	61,062	12.225	99.49	99.49	637	44.24
12.500 - 12.999	175	10,626,479	1.73	60,723	12.707	99.18	99.18	628	43.47
13.000 - 13.499	1	80,947	0.01	80,947	13.250	95.00	95.00	687	46.14
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33
Weighted Average Gross Mortgage Rate (%): 8.147
Minimum Gross Mortgage Rate (%): 5.800
Maximum Gross Mortgage Rate (%): 13.250
Standard Deviation Gross Mortgage Rate (%): 1.865

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	350	12,013,873	1.95	34,325	11.266	97.94	98.21	647	41.28
50,000.01 - 100,000.00	598	43,789,591	7.12	73,227	10.721	94.41	96.64	644	42.56
100,000.01 - 150,000.00	387	47,949,930	7.80	123,902	9.267	86.97	94.94	641	40.67
150,000.01 - 200,000.00	270	47,275,937	7.69	175,096	8.270	80.69	91.89	641	41.57
200,000.01 - 250,000.00	265	59,665,926	9.70	225,154	7.867	79.48	92.15	642	41.71
250,000.01 - 300,000.00	268	73,847,832	12.01	275,552	7.774	79.25	92.50	643	42.99
300,000.01 - 350,000.00	225	73,095,660	11.89	324,870	7.652	79.54	92.75	646	43.52
350,000.01 - 400,000.00	169	63,064,282	10.26	373,161	7.668	80.65	93.43	649	42.74
400,000.01 - 450,000.00	117	49,680,684	8.08	424,621	7.739	81.22	95.60	657	43.82
450,000.01 - 500,000.00	86	40,972,309	6.66	476,422	7.704	81.44	93.49	650	44.13
500,000.01 - 550,000.00	58	30,434,245	4.95	524,728	7.583	79.36	95.72	660	43.76
550,000.01 - 600,000.00	34	19,524,173	3.18	574,240	7.742	80.85	95.49	665	42.75
600,000.01 - 650,000.00	19	11,912,435	1.94	626,970	7.389	78.82	95.33	659	44.60
650,000.01 - 700,000.00	12	8,147,749	1.33	678,979	7.929	83.54	93.54	653	38.70
700,000.01 - 750,000.00	6	4,358,247	0.71	726,374	7.542	78.01	91.35	646	41.73
750,000.01 - 800,000.00	10	7,773,680	1.26	777,368	7.501	79.70	88.52	644	37.24
800,000.01 - 850,000.00	4	3,342,163	0.54	835,541	7.723	76.47	90.05	716	30.75
850,000.01 - 900,000.00	1	853,439	0.14	853,439	8.100	80.00	100.00	706	46.45
900,000.01 - 950,000.00	3	2,750,153	0.45	916,718	6.961	81.41	94.78	647	38.59
950,000.01 - 1,000,000.00	6	5,859,300	0.95	976,550	7.159	68.32	77.56	653	41.45
1,000,000.01 >=	8	8,567,040	1.39	1,070,880	7.400	71.76	76.09	647	29.34
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33
Average Cut-off Date Principal Balance ($): 212,319.98
Minimum Cut-off Date Principal Balance ($): 12,765.71
Maximum Cut-off Date Principal Balance ($): 1,198,539.43
Standard Deviation Cut-off Date Principal Balance ($): 166,112.48

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	350	12,013,873	1.95	34,325	11.266	97.94	98.21	647	41.28
50,000.01 - 100,000.00	597	43,689,647	7.11	73,182	10.727	94.51	96.75	645	42.59
100,000.01 - 150,000.00	388	48,049,873	7.81	123,840	9.264	86.90	94.85	641	40.64
150,000.01 - 200,000.00	270	47,275,937	7.69	175,096	8.270	80.69	91.89	641	41.57
200,000.01 - 250,000.00	264	59,416,060	9.66	225,061	7.868	79.48	92.12	642	41.69
250,000.01 - 300,000.00	269	74,097,698	12.05	275,456	7.774	79.25	92.53	643	43.00
300,000.01 - 350,000.00	224	72,745,830	11.83	324,758	7.648	79.78	93.06	647	43.60
350,000.01 - 400,000.00	170	63,414,113	10.31	373,024	7.672	80.37	93.08	649	42.65
400,000.01 - 450,000.00	117	49,680,684	8.08	424,621	7.739	81.22	95.60	657	43.82
450,000.01 - 500,000.00	86	40,972,309	6.66	476,422	7.704	81.44	93.49	650	44.13
500,000.01 - 550,000.00	58	30,434,245	4.95	524,728	7.583	79.36	95.72	660	43.76
550,000.01 - 600,000.00	34	19,524,173	3.18	574,240	7.742	80.85	95.49	665	42.75
600,000.01 - 650,000.00	19	11,912,435	1.94	626,970	7.389	78.82	95.33	659	44.60
650,000.01 - 700,000.00	12	8,147,749	1.33	678,979	7.929	83.54	93.54	653	38.70
700,000.01 - 750,000.00	6	4,358,247	0.71	726,374	7.542	78.01	91.35	646	41.73
750,000.01 - 800,000.00	10	7,773,680	1.26	777,368	7.501	79.70	88.52	644	37.24
800,000.01 - 850,000.00	4	3,342,163	0.54	835,541	7.723	76.47	90.05	716	30.75
850,000.01 - 900,000.00	1	853,439	0.14	853,439	8.100	80.00	100.00	706	46.45
900,000.01 - 950,000.00	3	2,750,153	0.45	916,718	6.961	81.41	94.78	647	38.59
950,000.01 - 1,000,000.00	6	5,859,300	0.95	976,550	7.159	68.32	77.56	653	41.45
1,000,000.01 >=	8	8,567,040	1.39	1,070,880	7.400	71.76	76.09	647	29.34
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33
Average Orig Balance ($): 212,544.58
Minimum Orig Balance ($): 12,800.00
Maximum Orig Balance ($): 1,200,000.00
Standard Deviation Orig Balance ($): 166,272.03

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
111 - 120	1	61,656	0.01	61,656	8.625	52.07	52.07	645	49.29
171 - 180	1,015	72,063,496	11.72	70,999	11.167	99.08	99.08	653	42.88
231 - 240	4	317,800	0.05	79,450	11.000	88.01	91.02	583	40.71
351 - 360	1,876	542,435,698	88.22	289,145	7.744	79.51	92.60	648	42.26
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33
Weighted Average Remaining Term: 337
Minimum Remaining Term: 117
Maximum Remaining Term: 360
Standard Deviation Remaining Term: 86

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
120	1	61,656	0.01	61,656	8.625	52.07	52.07	645	49.29
180	1,015	72,063,496	11.72	70,999	11.167	99.08	99.08	653	42.88
240	4	317,800	0.05	79,450	11.000	88.01	91.02	583	40.71
360	1,876	542,435,698	88.22	289,145	7.744	79.51	92.60	648	42.26
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33
Weighted Average Original Term: 339
Minimum Original Term: 120
Maximum Original Term: 360
Standard Deviation Original Term: 86

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	6	692,071	0.11	115,345	8.679	26.47	26.47	553	32.92
30.01 - 35.00	4	508,756	0.08	127,189	7.945	31.23	31.23	541	34.34
35.01 - 40.00	9	3,557,336	0.58	395,260	7.247	38.79	38.79	660	35.06
40.01 - 45.00	6	1,228,101	0.20	204,684	7.748	43.06	43.06	602	41.15
45.01 - 50.00	12	1,958,111	0.32	163,176	7.775	47.22	47.22	589	42.09
50.01 - 55.00	19	4,366,873	0.71	229,835	8.207	52.61	52.61	586	43.29
55.01 - 60.00	22	5,929,079	0.96	269,504	8.216	57.62	57.62	592	42.86
60.01 - 65.00	37	9,772,191	1.59	264,113	7.618	63.15	64.89	613	41.85
65.01 - 70.00	56	14,203,853	2.31	253,640	7.854	68.95	69.04	601	40.07
70.01 - 75.00	53	16,102,843	2.62	303,827	7.896	73.88	76.48	624	37.98
75.01 - 80.00	1,380	405,037,196	65.87	293,505	7.645	79.94	97.29	657	42.83
80.01 - 85.00	90	26,741,470	4.35	297,127	7.865	84.37	84.86	631	40.42
85.01 - 90.00	133	32,637,562	5.31	245,395	8.286	89.67	89.79	631	41.32
90.01 - 95.00	170	26,905,651	4.38	158,269	9.127	94.41	94.43	630	41.56
95.01 - 100.00	899	65,237,556	10.61	72,567	11.168	99.98	99.98	653	42.95
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33
Weighted Average Original LTV (%): 81.80
Minimum Original LTV (%): 14.49
Maximum Original LTV (%): 100.00
Standard Deviation Original LTV (%): 11.89

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	6	692,071	0.11	115,345	8.679	26.47	26.47	553	32.92
30.01 - 35.00	4	508,756	0.08	127,189	7.945	31.23	31.23	541	34.34
35.01 - 40.00	9	3,557,336	0.58	395,260	7.247	38.79	38.79	660	35.06
40.01 - 45.00	6	1,228,101	0.20	204,684	7.748	43.06	43.06	602	41.15
45.01 - 50.00	12	1,958,111	0.32	163,176	7.775	47.22	47.22	589	42.09
50.01 - 55.00	19	4,366,873	0.71	229,835	8.207	52.61	52.61	586	43.29
55.01 - 60.00	22	5,929,079	0.96	269,504	8.216	57.62	57.62	592	42.86
60.01 - 65.00	35	8,706,543	1.42	248,758	7.736	63.00	63.00	605	42.92
65.01 - 70.00	55	14,160,649	2.30	257,466	7.847	68.95	68.95	601	40.11
70.01 - 75.00	47	14,174,567	2.31	301,587	7.881	73.85	73.85	617	37.78
75.01 - 80.00	139	41,095,872	6.68	295,654	7.816	79.14	79.53	619	41.13
80.01 - 85.00	86	26,286,073	4.28	305,652	7.833	84.29	84.38	633	40.30
85.01 - 90.00	161	44,450,681	7.23	276,091	8.020	86.93	89.72	640	41.26
90.01 - 95.00	266	56,103,538	9.12	210,916	8.527	86.79	94.63	637	43.16
95.01 - 100.00	2,029	391,660,399	63.70	193,031	8.202	83.33	99.98	661	42.90
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33
Weighted Average Original Combined LTV (%): 93.36
Minimum Original Combined LTV (%): 14.49
Maximum Original Combined LTV (%): 100.00
Standard Deviation Original Combined LTV (%): 11.40

Range of Debt Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 30.00	242	47,612,428	7.74	196,746	7.968	80.60	89.23	644	22.46
30.01 - 35.00	213	38,292,187	6.23	179,776	8.174	80.89	91.15	646	32.88
35.01 - 40.00	448	98,998,312	16.10	220,978	8.012	81.79	92.66	651	37.82
40.01 - 45.00	731	155,541,719	25.30	212,779	8.128	81.87	94.01	652	42.76
45.01 - 50.00	1,097	237,560,246	38.64	216,554	8.272	82.17	94.72	646	47.82
50.01 - 55.00	146	32,875,404	5.35	225,174	8.023	81.57	91.23	641	52.21
55.01>=	19	3,998,354	0.65	210,440	7.728	83.05	92.30	642	56.36
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33
Non-zero Weighted Average DTI: 42.33
Minimum DTI: 5.52
Maximum DTI: 57.69
Standard Deviation DTI: 7.94

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
2.750 - 2.999	12	4,689,766	0.97	390,814	6.885	80.00	99.52	731	37.88
3.000 - 3.249	1	279,920	0.06	279,920	6.225	80.00	100.00	740	42.51
3.250 - 3.499	9	2,251,191	0.47	250,132	7.808	80.00	96.23	677	44.11
3.500 - 3.749	2	338,600	0.07	169,300	7.164	80.00	93.87	666	36.21
3.750 - 3.999	6	1,473,433	0.30	245,572	8.054	81.06	94.37	664	39.52
4.750 - 4.999	4	781,476	0.16	195,369	7.446	75.90	75.90	581	44.99
5.000 - 5.249	61	12,911,405	2.67	211,662	7.772	77.39	89.69	638	41.66
5.250 - 5.499	63	21,173,919	4.38	336,094	7.338	79.16	92.74	643	42.54
5.500 - 5.749	109	34,574,085	7.15	317,193	7.025	77.96	94.81	653	41.53
5.750 - 5.999	84	26,783,461	5.54	318,851	7.436	76.30	87.10	655	40.84
6.000 - 6.249	202	65,974,089	13.64	326,604	7.435	79.74	95.16	663	42.80
6.250 - 6.499	388	109,754,586	22.69	282,873	7.666	79.29	95.11	653	42.83
6.500 - 6.749	189	57,092,069	11.80	302,074	7.845	80.10	93.89	645	43.63
6.750 - 6.999	146	41,822,393	8.65	286,455	7.891	81.54	95.92	645	41.81
7.000 - 7.249	137	39,913,624	8.25	291,340	8.099	80.38	93.28	639	42.74
7.250 - 7.499	53	14,483,123	2.99	273,266	8.489	83.65	91.32	617	41.96
7.500 - 7.749	79	24,001,117	4.96	303,812	8.325	79.40	93.81	642	42.14
7.750 - 7.999	47	11,616,130	2.40	247,152	8.694	80.69	92.91	627	42.65
8.000 - 8.249	46	13,747,682	2.84	298,863	9.066	81.63	86.75	613	42.99
Total:	1,638	483,662,068	100.00	295,276	7.755	79.66	93.73	648	42.46
Weighted Average Margin (%): 6.390
Minimum Margin (%): 2.750
Maximum Margin (%): 8.000
Standard Deviation Margin (%): 0.816

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 4.499	15	5,600,539	1.16	373,369	6.883	80.00	99.60	728	38.50
5.000 - 5.499	1	176,809	0.04	176,809	9.070	72.84	72.84	509	39.29
5.500 - 5.999	10	4,484,297	0.93	448,430	5.905	68.54	80.42	718	41.16
6.000 - 6.499	56	21,083,034	4.36	376,483	6.429	79.72	94.04	691	40.13
6.500 - 6.999	217	73,430,464	15.18	338,389	6.807	79.29	95.16	680	41.76
7.000 - 7.499	269	83,228,692	17.21	309,400	7.300	79.94	96.61	660	43.42
7.500 - 7.999	481	142,018,778	29.36	295,257	7.771	79.57	93.36	644	42.75
8.000 - 8.499	241	66,319,659	13.71	275,185	8.257	80.01	95.39	635	42.82
8.500 - 8.999	205	56,629,800	11.71	276,243	8.758	79.43	90.16	621	42.81
9.000 - 9.499	75	15,681,222	3.24	209,083	9.238	80.89	89.36	596	43.32
9.500 - 9.999	49	10,516,450	2.17	214,621	9.735	80.15	85.60	583	41.26
10.000 - 10.499	10	2,604,675	0.54	260,467	10.199	87.71	90.14	603	33.45
10.500 - 10.999	8	1,759,860	0.36	219,982	10.770	85.71	86.73	540	36.74
11.000 - 11.499	1	127,790	0.03	127,790	11.120	80.00	80.00	510	29.33
Total:	1,638	483,662,068	100.00	295,276	7.755	79.66	93.73	648	42.46
Weighted Average Minimum Rate (%): 7.696
Minimum Minimum Rate (%): 2.750
Maximum Minimum Rate (%): 11.120
Standard Deviation Minimum Rate (%): 0.977

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
11.000 - 11.499	4	1,671,920	0.35	417,980	6.364	80.00	96.66	738	44.22
11.500 - 11.999	8	3,475,615	0.72	434,452	6.726	80.00	99.35	727	35.81
12.000 - 12.499	13	5,939,701	1.23	456,900	6.235	71.35	85.22	713	41.05
12.500 - 12.999	52	19,727,034	4.08	379,366	6.334	79.58	94.20	694	39.67
13.000 - 13.499	215	72,288,763	14.95	336,227	6.796	79.28	95.10	680	41.82
13.500 - 13.999	266	81,835,884	16.92	307,654	7.280	79.96	96.75	660	43.40
14.000 - 14.499	482	142,446,103	29.45	295,531	7.773	79.57	93.38	644	42.74
14.500 - 14.999	248	68,760,555	14.22	277,260	8.265	80.05	95.46	635	42.98
15.000 - 15.499	205	56,744,458	11.73	276,802	8.766	79.37	89.93	620	42.73
15.500 - 15.999	77	15,758,579	3.26	204,657	9.236	80.98	89.11	594	43.14
16.000 - 16.499	48	10,407,258	2.15	216,818	9.736	80.00	85.50	583	41.27
16.500 - 16.999	11	2,718,548	0.56	247,141	10.226	87.18	89.51	600	33.78
17.000 - 17.499	8	1,759,860	0.36	219,982	10.770	85.71	86.73	540	36.74
17.500 - 17.999	1	127,790	0.03	127,790	11.120	80.00	80.00	510	29.33
Total:	1,638	483,662,068	100.00	295,276	7.755	79.66	93.73	648	42.46
Weighted Average Maximum Rate (%): 14.230
Minimum Maximum Rate (%): 11.225
Maximum Maximum Rate (%): 17.620
Standard Deviation Maximum Rate (%): 0.887

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	5	720,799	0.15	144,160	8.379	72.16	76.81	623	35.46
1.500	4	1,424,940	0.29	356,235	7.463	77.43	83.48	607	48.50
3.000	1,532	448,112,469	92.65	292,502	7.817	79.87	94.02	644	42.76
5.000	97	33,403,860	6.91	344,370	6.921	77.10	90.64	709	38.36
Total:	1,638	483,662,068	100.00	295,276	7.755	79.66	93.73	648	42.46
Weighted Average Initial Cap (%): 3.131
Minimum Initial Cap (%): 1.000
Maximum Initial Cap (%): 5.000
Standard Deviation Initial Cap (%): 0.493

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	1,620	476,472,614	98.51	294,119	7.769	79.65	93.65	647	42.52
2.000	18	7,189,454	1.49	399,414	6.837	80.15	98.76	723	38.91
Total:	1,638	483,662,068	100.00	295,276	7.755	79.66	93.73	648	42.46
Non-zero Weighted Average Subsequent Periodic Cap (%): 1.015
Non-zero Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 2.000
Standard Deviation Subsequent Periodic Cap (%): 0.104

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
October 2007	1	479,200	0.10	479,200	6.250	80.00	85.00	735	42.03
November 2007	1	116,685	0.02	116,685	8.850	85.00	85.00	517	28.99
December 2007	7	1,705,332	0.35	243,619	7.741	80.61	92.89	637	42.82
January 2008	20	4,946,138	1.02	247,307	8.046	79.04	91.66	640	36.47
February 2008	18	6,928,749	1.43	384,931	7.945	79.22	89.51	624	43.19
March 2008	54	16,644,486	3.44	308,231	8.066	81.36	93.64	628	43.24
April 2008	426	123,997,868	25.64	291,075	7.982	79.61	93.02	639	42.62
May 2008	959	278,897,753	57.66	290,821	7.736	79.79	94.66	647	42.94
June 2008	7	1,943,122	0.40	277,589	7.490	78.11	94.33	645	43.30
November 2008	1	103,747	0.02	103,747	7.875	80.00	80.00	550	16.84
February 2009	2	420,500	0.09	210,250	8.410	65.89	65.89	593	39.68
March 2009	2	877,277	0.18	438,638	8.201	86.01	97.99	657	47.53
April 2009	17	5,911,680	1.22	347,746	7.463	81.13	90.49	655	45.20
May 2009	24	6,855,888	1.42	285,662	7.619	82.87	93.15	645	39.53
April 2011	1	120,000	0.02	120,000	7.850	80.00	100.00	663	29.84
May 2011	4	1,159,782	0.24	289,946	7.436	72.30	81.52	669	39.28
February 2016	1	181,015	0.04	181,015	9.175	75.00	75.00	530	51.12
March 2016	3	537,171	0.11	179,057	8.276	80.00	85.66	607	33.60
April 2016	16	4,808,877	0.99	300,555	7.016	78.78	94.15	715	41.89
May 2016	73	26,263,393	5.43	359,773	6.850	77.05	90.76	712	37.65
June 2016	1	763,404	0.16	763,404	7.250	80.00	100.00	706	40.47
Total:	1,638	483,662,068	100.00	295,276	7.755	79.66	93.73	648	42.46
Weighted Average Next Rate Adjustment Date: November 2008
Minimum Next Rate Adjustment Date: October 2007
Maximum Next Rate Adjustment Date: June 201	6

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	1,056	280,437,793	45.61	265,566	7.942	81.42	94.06	654	42.43
New York	202	56,814,973	9.24	281,262	8.068	81.52	93.51	660	44.39
Florida	288	49,012,942	7.97	170,184	8.434	80.16	91.08	644	42.23
Massachusetts	187	42,701,120	6.94	228,348	7.973	80.92	87.79	635	42.24
Maryland	127	26,364,819	4.29	207,597	8.308	82.24	94.29	646	41.50
New Jersey	114	25,946,879	4.22	227,604	8.409	82.49	91.00	639	41.23
Illinois	127	20,151,459	3.28	158,673	8.487	83.37	94.28	640	42.75
Washington	119	18,805,100	3.06	158,026	8.124	83.55	96.16	636	40.45
Virginia	78	16,624,631	2.70	213,136	8.722	83.06	97.39	640	45.49
Texas	127	11,680,985	1.90	91,976	8.752	83.99	97.63	649	39.09
Arizona	69	11,076,570	1.80	160,530	8.530	83.33	93.65	645	43.24
Nevada	49	8,010,003	1.30	163,469	8.442	84.26	97.30	645	40.83
Connecticut	30	5,196,719	0.85	173,224	8.098	81.28	93.21	656	42.73
Oregon	23	3,997,275	0.65	173,795	8.109	82.23	91.97	617	42.20
Louisiana	39	3,954,508	0.64	101,398	8.952	85.93	95.76	623	40.14
Other	261	34,102,875	5.55	130,662	8.500	83.31	92.00	630	40.40
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary	2,771	590,251,069	95.99	213,010	8.145	81.73	93.45	647	42.43
Second Home	94	16,264,145	2.65	173,023	8.062	83.15	94.87	695	42.54
Investment	31	8,363,436	1.36	269,788	8.489	84.29	84.29	649	34.74
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family	1,980	414,185,576	67.36	209,185	8.098	81.46	92.55	644	42.08
Planned Unit Development	355	76,324,027	12.41	214,997	8.366	83.28	96.72	648	42.19
Condominium	298	49,816,542	8.10	167,170	8.025	82.32	95.46	658	42.83
Two-to-Four Family	263	74,552,505	12.12	283,470	8.279	81.88	92.99	663	43.55
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	1,980	390,291,702	63.47	197,117	8.206	83.32	98.32	660	42.47
Refinance - Cashout	865	212,006,575	34.48	245,094	8.053	78.99	84.54	627	42.07
Refinance - Rate Term	51	12,580,373	2.05	246,674	7.912	82.05	87.96	646	42.32
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Stated Documentation	2,110	439,408,086	71.46	208,250	8.283	81.64	94.33	653	43.50
Limited Documentation	671	149,200,674	24.27	222,356	7.778	81.87	90.66	635	38.79
Lite Documentation	115	26,269,890	4.27	228,434	7.974	84.08	92.43	635	42.78
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33

Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
500 - 519	38	7,376,109	1.20	194,108	9.367	73.44	73.65	507	42.03
520 - 539	32	7,006,614	1.14	218,957	8.759	70.35	70.96	530	44.31
540 - 559	53	12,227,266	1.99	230,703	8.610	74.28	74.45	551	40.39
560 - 579	60	15,411,617	2.51	256,860	8.477	78.75	79.05	569	43.25
580 - 599	131	27,420,785	4.46	209,319	8.462	76.34	81.62	590	40.64
600 - 619	604	117,840,675	19.16	195,100	8.509	82.75	93.97	610	42.45
620 - 639	505	97,276,635	15.82	192,627	8.374	82.82	94.19	629	42.88
640 - 659	480	103,373,838	16.81	215,362	8.195	82.96	95.77	649	43.19
660 - 679	359	75,630,700	12.30	210,670	7.942	83.02	96.46	670	42.66
680 - 699	208	49,702,026	8.08	238,952	7.744	81.57	96.17	689	39.92
700 - 719	185	44,149,912	7.18	238,648	7.462	82.66	97.04	709	41.57
720 - 739	110	25,338,163	4.12	230,347	7.464	83.03	97.37	728	42.17
740 - 759	62	15,554,669	2.53	250,882	7.537	81.93	96.64	747	44.05
760 - 779	49	10,358,683	1.68	211,402	7.620	82.41	97.41	769	41.26
780 - 799	17	5,267,035	0.86	309,826	7.197	73.07	85.92	792	43.65
800 - 819	3	943,921	0.15	314,640	9.015	72.15	73.76	809	38.72
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33
Non-zero Weighted Average FICO: 648
Minimum FICO: 500
Maximum FICO: 816
Standard Deviation FICO: 50

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	1,098	217,038,848	35.30	197,667	8.483	82.95	93.10	646	42.33
12	88	29,818,939	4.85	338,852	8.076	79.05	90.40	652	42.15
17	1	504,000	0.08	504,000	6.875	80.00	100.00	736	43.61
18	2	869,383	0.14	434,691	6.876	80.00	100.00	717	37.65
24	1,494	313,199,109	50.94	209,638	8.073	82.12	95.06	645	42.78
36	213	53,448,371	8.69	250,931	7.291	76.90	85.93	672	39.87
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	1,886	543,451,052	88.38	288,150	7.744	79.50	92.57	648	42.24
2nd Lien	1,010	71,427,598	11.62	70,720	11.213	99.37	99.37	653	42.98
Total:	2,896	614,878,650	100.00	212,320	8.147	81.80	93.36	648	42.33

HASCO 2006-WMC1	HSBC
LTV = 100

Summary Statistics (as of the Sample Pool Calculation Date)
Aggregate Principal Balance: $82,790,973.85
Number of Mortgage Loans: 1,297
Average Principal Balance: $63,832.67
Aggregate Principal Balance (Fixed Rate): $81,723,317.49
Aggregate Principal Balance (Adjustable Rate): $1,067,656.36
% Fixed Rate Mortgages: 98.71%
% Adjustable Rate Mortgages: 1.29%
Weighted Average Current Mortgage Rate: 11.051%
Non-zero Weighted Average Credit Score: 648
Weighted Average Original LTV: 100.00%
Weighted Average Original Combined LTV: 100.00%
Non-zero Weighted Average Debt Ratio: 43.04
Weighted Average Stated Remaining Term: 182
Weighted Average Stated Original Term: 183
Weighted Average Months to Roll: 23
Weighted Average Margin: 6.452%
Weighted Average Initial Rate Cap: 3.000%
Weighted Average Periodic Rate Cap: 1.000%
Weighted Average Maximum Rate: 15.251%
Weighted Average Minimum Rate: 8.751%
% Second Lien: 98.49%
% Silent & Simultaneous Seconds: 0.00%
% California Loans: 42.97%

Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
15 Year Fixed	15	437,774	0.53	29,185	10.678	100.00	100.00	649	40.62
20 Year Fixed	2	122,492	0.15	61,246	12.177	100.00	100.00	623	45.95
30 Year Fixed	5	314,398	0.38	62,880	10.033	100.00	100.00	670	44.27
15/30 Year Fixed (Balloon)	1,267	80,848,654	97.65	63,811	11.086	100.00	100.00	648	43.06
2/28 ARM	4	355,444	0.43	88,861	8.875	100.00	100.00	684	44.21
30/40 Year ARM 2/28 (Balloon)	4	712,213	0.86	178,053	8.688	100.00	100.00	665	41.25
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
7.500 - 7.999	2	351,459	0.42	175,729	7.813	100.00	100.00	712	35.87
8.000 - 8.499	9	733,401	0.89	81,489	8.254	100.00	100.00	719	38.31
8.500 - 8.999	43	2,612,365	3.16	60,753	8.730	100.00	100.00	683	40.10
9.000 - 9.499	40	2,472,628	2.99	61,816	9.182	100.00	100.00	702	43.18
9.500 - 9.999	158	7,388,799	8.92	46,765	9.880	100.00	100.00	659	41.12
10.000 - 10.499	50	3,567,439	4.31	71,349	10.230	100.00	100.00	679	41.96
10.500 - 10.999	321	23,346,350	28.20	72,730	10.829	100.00	100.00	650	43.71
11.000 - 11.499	261	19,622,053	23.70	75,180	11.209	100.00	100.00	643	43.87
11.500 - 11.999	144	7,649,829	9.24	53,124	11.795	100.00	100.00	634	42.76
12.000 - 12.499	127	6,342,309	7.66	49,939	12.226	100.00	100.00	622	43.43
12.500 - 12.999	142	8,704,343	10.51	61,298	12.709	100.00	100.00	628	42.92
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04
Weighted Average Gross Mortgage Rate (%): 11.051
Minimum Gross Mortgage Rate (%): 7.750
Maximum Gross Mortgage Rate (%): 12.975
Standard Deviation Gross Mortgage Rate (%): 1.041

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	558	17,805,455	21.51	31,909	11.099	100.00	100.00	636	42.01
50,000.01 - 100,000.00	535	38,076,746	45.99	71,171	11.142	100.00	100.00	648	43.36
100,000.01 - 150,000.00	163	19,491,477	23.54	119,580	11.057	100.00	100.00	652	44.60
150,000.01 - 200,000.00	33	5,539,145	6.69	167,853	10.586	100.00	100.00	664	39.38
200,000.01 - 250,000.00	7	1,610,847	1.95	230,121	9.944	100.00	100.00	666	42.45
250,000.01 - 300,000.00	1	267,304	0.32	267,304	10.900	100.00	100.00	763	32.26
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04
Average Cut-off Date Principal Balance ($): 63,832.67
Minimum Cut-off Date Principal Balance ($): 12,765.71
Maximum Cut-off Date Principal Balance ($): 267,304.16
Standard Deviation Cut-off Date Principal Balance ($): 38,198.19

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	558	17,805,455	21.51	31,909	11.099	100.00	100.00	636	42.01
50,000.01 - 100,000.00	535	38,076,746	45.99	71,171	11.142	100.00	100.00	648	43.36
100,000.01 - 150,000.00	163	19,491,477	23.54	119,580	11.057	100.00	100.00	652	44.60
150,000.01 - 200,000.00	33	5,539,145	6.69	167,853	10.586	100.00	100.00	664	39.38
200,000.01 - 250,000.00	7	1,610,847	1.95	230,121	9.944	100.00	100.00	666	42.45
250,000.01 - 300,000.00	1	267,304	0.32	267,304	10.900	100.00	100.00	763	32.26
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04
Average Orig Balance ($): 63,907.03
Minimum Orig Balance ($): 12,800.00
Maximum Orig Balance ($): 267,500.00
Standard Deviation Orig Balance ($): 38,231.22

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
171 - 180	1,282	81,286,428	98.18	63,406	11.084	100.00	100.00	648	43.04
231 - 240	2	122,492	0.15	61,246	12.177	100.00	100.00	623	45.95
351 - 360	13	1,382,054	1.67	106,312	9.042	100.00	100.00	671	42.70
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04
Weighted Average Remaining Term: 182
Minimum Remaining Term: 173
Maximum Remaining Term: 359
Standard Deviation Remaining Term: 18

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
180	1,282	81,286,428	98.18	63,406	11.084	100.00	100.00	648	43.04
240	2	122,492	0.15	61,246	12.177	100.00	100.00	623	45.95
360	13	1,382,054	1.67	106,312	9.042	100.00	100.00	671	42.70
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04
Weighted Average Original Term: 183
Minimum Original Term: 180
Maximum Original Term: 360
Standard Deviation Original Term: 18

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
95.01 - 100.00	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04
Weighted Average Original LTV (%): 100.00
Minimum Original LTV (%): 100.00
Maximum Original LTV (%): 100.00
Standard Deviation Original LTV (%): 0.00

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
95.01 - 100.00	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04
Weighted Average Original Combined LTV (%): 100.00
Minimum Original Combined LTV (%): 100.00
Maximum Original Combined LTV (%): 100.00
Standard Deviation Original Combined LTV (%): 0.00

Range of Debt Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 30.00	94	5,110,206	6.17	54,364	10.844	100.00	100.00	642	23.04
30.01 - 35.00	107	5,518,938	6.67	51,579	10.906	100.00	100.00	653	32.82
35.01 - 40.00	170	10,717,805	12.95	63,046	10.937	100.00	100.00	649	37.74
40.01 - 45.00	329	21,891,258	26.44	66,539	10.997	100.00	100.00	649	42.85
45.01 - 50.00	507	33,953,009	41.01	66,968	11.202	100.00	100.00	647	47.92
50.01 - 55.00	77	4,843,165	5.85	62,898	10.976	100.00	100.00	646	52.16
55.01>=	13	756,594	0.91	58,200	10.453	100.00	100.00	658	56.10
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04
Non-zero Weighted Average DTI: 43.04
Minimum DTI: 5.33
Maximum DTI: 57.49
Standard Deviation DTI: 7.68

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.000 - 5.249	1	244,881	22.94	244,881	8.575	100.00	100.00	667	36.24
5.750 - 5.999	1	232,884	21.81	232,884	8.500	100.00	100.00	674	45.13
6.250 - 6.499	1	85,932	8.05	85,932	10.545	100.00	100.00	639	44.44
6.500 - 6.749	1	50,574	4.74	50,574	9.700	100.00	100.00	620	41.21
6.750 - 6.999	1	174,627	16.36	174,627	7.750	100.00	100.00	711	44.21
7.750 - 7.999	1	49,936	4.68	49,936	8.250	100.00	100.00	718	44.11
8.000 - 8.249	2	228,823	21.43	114,411	9.183	100.00	100.00	656	43.20
Total:	8	1,067,656	100.00	133,457	8.751	100.00	100.00	671	42.24
Weighted Average Margin (%): 6.452
Minimum Margin (%): 5.000
Maximum Margin (%): 8.000
Standard Deviation Margin (%): 1.090

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
7.500 - 7.999	1	174,627	16.36	174,627	7.750	100.00	100.00	711	44.21
8.000 - 8.499	1	49,936	4.68	49,936	8.250	100.00	100.00	718	44.11
8.500 - 8.999	3	661,639	61.97	220,546	8.611	100.00	100.00	668	41.26
9.500 - 9.999	1	50,574	4.74	50,574	9.700	100.00	100.00	620	41.21
10.500 - 10.999	2	130,881	12.26	65,440	10.615	100.00	100.00	636	44.26
Total:	8	1,067,656	100.00	133,457	8.751	100.00	100.00	671	42.24
Weighted Average Minimum Rate (%): 8.751
Minimum Minimum Rate (%): 7.750
Maximum Minimum Rate (%): 10.750
Standard Deviation Minimum Rate (%): 1.098

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
14.000 - 14.499	1	174,627	16.36	174,627	7.750	100.00	100.00	711	44.21
14.500 - 14.999	1	49,936	4.68	49,936	8.250	100.00	100.00	718	44.11
15.000 - 15.499	3	661,639	61.97	220,546	8.611	100.00	100.00	668	41.26
16.000 - 16.499	1	50,574	4.74	50,574	9.700	100.00	100.00	620	41.21
17.000 - 17.499	2	130,881	12.26	65,440	10.615	100.00	100.00	636	44.26
Total:	8	1,067,656	100.00	133,457	8.751	100.00	100.00	671	42.24
Weighted Average Maximum Rate (%): 15.251
Minimum Maximum Rate (%): 14.250
Maximum Maximum Rate (%): 17.250
Standard Deviation Maximum Rate (%): 1.098

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
3.000	8	1,067,656	100.00	133,457	8.751	100.00	100.00	671	42.24
Total:	8	1,067,656	100.00	133,457	8.751	100.00	100.00	671	42.24
Weighted Average Initial Cap (%): 3.000
Minimum Initial Cap (%): 3.000
Maximum Initial Cap (%): 3.000
Standard Deviation Initial Cap (%): 0.000

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	8	1,067,656	100.00	133,457	8.751	100.00	100.00	671	42.24
Total:	8	1,067,656	100.00	133,457	8.751	100.00	100.00	671	42.24
Non-zero Weighted Average Subsequent Periodic Cap (%): 1.000
Non-zero Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 1.000
Standard Deviation Subsequent Periodic Cap (%): 0.000

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
May 2008	8	1,067,656	100.00	133,457	8.751	100.00	100.00	671	42.24
Total:	8	1,067,656	100.00	133,457	8.751	100.00	100.00	671	42.24
Weighted Average Next Rate Adjustment Date: May 2008
Minimum Next Rate Adjustment Date: May 2008
Maximum Next Rate Adjustment Date: May 2008

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	395	35,576,766	42.97	90,068	10.782	100.00	100.00	651	43.47
Florida	119	6,580,135	7.95	55,295	11.719	100.00	100.00	655	42.90
New York	68	6,160,147	7.44	90,590	11.450	100.00	100.00	662	45.60
Maryland	62	4,550,303	5.50	73,392	11.487	100.00	100.00	648	43.39
Washington	68	3,573,517	4.32	52,552	10.534	100.00	100.00	638	41.30
Texas	108	3,488,556	4.21	32,301	9.913	100.00	100.00	636	40.87
Massachusetts	46	3,082,785	3.72	67,017	11.544	100.00	100.00	649	43.23
New Jersey	37	2,685,020	3.24	72,568	11.622	100.00	100.00	650	41.14
Illinois	57	2,651,517	3.20	46,518	10.606	100.00	100.00	640	41.89
Virginia	33	2,319,340	2.80	70,283	12.007	100.00	100.00	635	45.29
Louisiana	55	1,793,607	2.17	32,611	10.937	100.00	100.00	641	41.78
Arizona	33	1,579,675	1.91	47,869	11.713	100.00	100.00	648	45.02
Nevada	23	1,447,220	1.75	62,923	11.682	100.00	100.00	645	38.95
Connecticut	16	741,637	0.90	46,352	11.884	100.00	100.00	635	42.10
Mississippi	26	723,786	0.87	27,838	11.545	100.00	100.00	621	40.72
Other	151	5,836,964	7.05	38,655	11.012	100.00	100.00	635	41.67
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary	1,256	80,409,366	97.12	64,020	11.072	100.00	100.00	646	43.07
Second Home	41	2,381,608	2.88	58,088	10.355	100.00	100.00	709	42.01
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family	887	55,231,602	66.71	62,268	10.969	100.00	100.00	646	42.83
Planned Unit Development	185	12,469,406	15.06	67,402	11.215	100.00	100.00	645	42.87
Condominium	140	7,645,770	9.24	54,613	11.124	100.00	100.00	652	42.91
Two-to-Four Family	85	7,444,196	8.99	87,579	11.318	100.00	100.00	661	45.00
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	1,107	69,554,868	84.01	62,832	11.028	100.00	100.00	649	43.10
Refinance - Cashout	180	12,489,821	15.09	69,388	11.205	100.00	100.00	641	42.74
Refinance - Rate Term	10	746,284	0.90	74,628	10.641	100.00	100.00	653	42.80
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Stated Documentation	675	48,695,028	58.82	72,141	11.298	100.00	100.00	656	44.02
Full Documentation	430	19,955,989	24.10	46,409	10.692	100.00	100.00	632	43.22
Limited Documentation	158	11,725,072	14.16	74,209	10.677	100.00	100.00	640	38.75
Lite Documentation	34	2,414,885	2.92	71,026	10.869	100.00	100.00	652	42.69
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04

Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
560 - 579	4	114,172	0.14	28,543	11.592	100.00	100.00	576	42.74
580 - 599	155	6,573,713	7.94	42,411	11.470	100.00	100.00	591	43.07
600 - 619	310	18,578,475	22.44	59,931	11.443	100.00	100.00	610	42.66
620 - 639	250	16,188,397	19.55	64,754	11.279	100.00	100.00	629	42.68
640 - 659	200	13,868,873	16.75	69,344	11.186	100.00	100.00	650	44.07
660 - 679	155	10,998,525	13.28	70,958	10.958	100.00	100.00	669	43.32
680 - 699	78	5,183,768	6.26	66,459	10.488	100.00	100.00	689	43.03
700 - 719	65	5,245,706	6.34	80,703	9.907	100.00	100.00	710	42.93
720 - 739	40	2,756,021	3.33	68,901	9.917	100.00	100.00	729	41.35
740 - 759	21	1,757,067	2.12	83,670	10.188	100.00	100.00	748	44.10
760 - 779	14	1,086,715	1.31	77,622	10.617	100.00	100.00	769	42.11
780 - 799	4	367,621	0.44	91,905	9.938	100.00	100.00	791	44.61
800 - 819	1	71,921	0.09	71,921	9.000	100.00	100.00	800	33.04
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04
Non-zero Weighted Average FICO: 648
Minimum FICO: 571
Maximum FICO: 800
Standard Deviation FICO: 42

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	611	37,054,555	44.76	60,646	11.094	100.00	100.00	647	42.64
12	17	1,041,417	1.26	61,260	11.704	100.00	100.00	638	44.58
24	659	43,897,293	53.02	66,612	11.014	100.00	100.00	648	43.39
36	10	797,708	0.96	79,771	10.297	100.00	100.00	689	40.71
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	10	1,249,379	1.51	124,938	8.848	100.00	100.00	672	42.43
2nd Lien	1,287	81,541,594	98.49	63,358	11.085	100.00	100.00	648	43.05
Total:	1,297	82,790,974	100.00	63,833	11.051	100.00	100.00	648	43.04

HASCO 2006-WMC1	HSBC
LTV btw 95 - 99.99

Summary Statistics (as of the Sample Pool Calculation Date)
Aggregate Principal Balance: $46,094,889.90
Number of Mortgage Loans: 318
Average Principal Balance: $144,952.48
Aggregate Principal Balance (Fixed Rate): $12,188,677.95
Aggregate Principal Balance (Adjustable Rate): $33,906,211.95
% Fixed Rate Mortgages: 26.44%
% Adjustable Rate Mortgages: 73.56%
Weighted Average Current Mortgage Rate: 9.139%
Non-zero Weighted Average Credit Score: 617
Weighted Average Original LTV: 95.30%
Weighted Average Original Combined LTV: 95.34%
Non-zero Weighted Average Debt Ratio: 41.90
Weighted Average Stated Remaining Term: 328
Weighted Average Stated Original Term: 330
Weighted Average Months to Roll: 25
Weighted Average Margin: 7.013%
Weighted Average Initial Rate Cap: 3.023%
Weighted Average Periodic Rate Cap: 1.000%
Weighted Average Maximum Rate: 15.198%
Weighted Average Minimum Rate: 8.693%
% Second Lien: 16.43%
% Silent & Simultaneous Seconds: 0.74%
% California Loans: 25.12%

Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
15 Year Fixed	3	220,218	0.48	73,406	10.720	97.53	97.53	683	38.64
30 Year Fixed	20	2,693,729	5.84	134,686	8.947	95.00	95.00	616	38.47
15/30 Year Fixed (Balloon)	131	7,462,836	16.19	56,968	11.442	96.78	96.78	644	43.84
30/40 Year Fixed (Balloon)	6	1,811,895	3.93	301,982	7.970	95.00	95.00	650	43.30
2/28 ARM	65	11,305,812	24.53	173,936	9.094	95.00	95.00	606	40.56
2/28 ARM 5 Year Interest Only	7	2,119,686	4.60	302,812	8.220	95.00	95.00	635	38.35
3/27 ARM	5	561,272	1.22	112,254	8.955	95.00	95.00	592	37.89
3/27 ARM 10 Year Interest Only	1	370,500	0.80	370,500	7.990	95.00	95.00	626	46.82
30/40 Year ARM 2/28 (Balloon)	74	17,396,447	37.74	235,087	8.660	95.01	95.10	603	43.29
30/40 Year ARM 3/27 (Balloon)	4	1,355,091	2.94	338,773	7.704	95.00	95.00	619	47.57
30/40 Year ARM 10/20 (Balloon)	2	797,404	1.73	398,702	7.086	95.00	95.00	716	22.28
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
6.000 - 6.499	1	379,643	0.82	379,643	6.250	95.00	95.00	720	55.02
6.500 - 6.999	6	2,094,122	4.54	349,020	6.829	95.00	95.00	661	38.05
7.000 - 7.499	6	1,548,622	3.36	258,104	7.327	95.00	95.00	642	45.60
7.500 - 7.999	24	7,383,464	16.02	307,644	7.794	95.00	95.04	649	43.61
8.000 - 8.499	20	5,236,187	11.36	261,809	8.261	95.02	95.02	620	42.13
8.500 - 8.999	45	8,253,265	17.90	183,406	8.791	95.01	95.18	595	44.23
9.000 - 9.499	25	5,532,013	12.00	221,281	9.258	95.19	95.19	598	40.29
9.500 - 9.999	43	5,017,980	10.89	116,697	9.755	95.11	95.11	573	39.50
10.000 - 10.499	16	2,308,596	5.01	144,287	10.226	95.05	95.05	612	33.49
10.500 - 10.999	34	2,594,221	5.63	76,301	10.832	95.76	95.76	618	39.55
11.000 - 11.499	36	2,492,959	5.41	69,249	11.186	97.02	97.02	636	42.01
11.500 - 11.999	18	977,949	2.12	54,330	11.708	96.85	96.85	640	44.45
12.000 - 12.499	11	568,659	1.23	51,696	12.176	96.38	96.38	625	48.30
12.500 - 12.999	32	1,626,265	3.53	50,821	12.713	96.50	96.50	631	44.46
13.000 - 13.499	1	80,947	0.18	80,947	13.250	95.00	95.00	687	46.14
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90
Weighted Average Gross Mortgage Rate (%): 9.139
Minimum Gross Mortgage Rate (%): 6.250
Maximum Gross Mortgage Rate (%): 13.250
Standard Deviation Gross Mortgage Rate (%): 1.600

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	74	2,360,360	5.12	31,897	11.272	96.73	96.73	632	42.08
50,000.01 - 100,000.00	94	6,769,002	14.68	72,011	10.679	95.59	95.76	618	42.20
100,000.01 - 150,000.00	53	6,360,634	13.80	120,012	9.669	95.58	95.67	604	41.77
150,000.01 - 200,000.00	17	2,950,720	6.40	173,572	9.017	95.00	95.00	595	42.75
200,000.01 - 250,000.00	19	4,290,226	9.31	225,801	8.781	95.50	95.50	617	36.40
250,000.01 - 300,000.00	14	3,850,779	8.35	275,056	8.959	95.00	95.00	584	42.63
300,000.01 - 350,000.00	15	4,796,569	10.41	319,771	8.049	95.00	95.00	626	41.05
350,000.01 - 400,000.00	9	3,281,376	7.12	364,597	7.733	95.00	95.00	639	47.03
400,000.01 - 450,000.00	10	4,234,242	9.19	423,424	8.260	95.00	95.00	630	45.72
450,000.01 - 500,000.00	6	2,784,478	6.04	464,080	9.146	95.00	95.00	638	37.13
500,000.01 - 550,000.00	2	1,039,792	2.26	519,896	8.926	95.00	95.00	561	46.92
550,000.01 - 600,000.00	1	550,578	1.19	550,578	6.990	95.00	95.00	696	12.97
600,000.01 - 650,000.00	1	640,583	1.39	640,583	9.250	95.00	95.00	599	40.51
650,000.01 - 700,000.00	2	1,388,599	3.01	694,300	8.612	95.00	95.00	644	45.75
750,000.01 - 800,000.00	1	796,953	1.73	796,953	8.350	95.00	95.00	606	51.23
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90
Average Cut-off Date Principal Balance ($): 144,952.48
Minimum Cut-off Date Principal Balance ($): 14,954.71
Maximum Cut-off Date Principal Balance ($): 796,953.23
Standard Deviation Cut-off Date Principal Balance ($): 136,501.73

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	74	2,360,360	5.12	31,897	11.272	96.73	96.73	632	42.08
50,000.01 - 100,000.00	94	6,769,002	14.68	72,011	10.679	95.59	95.76	618	42.20
100,000.01 - 150,000.00	53	6,360,634	13.80	120,012	9.669	95.58	95.67	604	41.77
150,000.01 - 200,000.00	16	2,751,149	5.97	171,947	8.968	95.00	95.00	602	42.26
200,000.01 - 250,000.00	20	4,489,797	9.74	224,490	8.821	95.48	95.48	612	36.98
250,000.01 - 300,000.00	14	3,850,779	8.35	275,056	8.959	95.00	95.00	584	42.63
300,000.01 - 350,000.00	15	4,796,569	10.41	319,771	8.049	95.00	95.00	626	41.05
350,000.01 - 400,000.00	9	3,281,376	7.12	364,597	7.733	95.00	95.00	639	47.03
400,000.01 - 450,000.00	10	4,234,242	9.19	423,424	8.260	95.00	95.00	630	45.72
450,000.01 - 500,000.00	6	2,784,478	6.04	464,080	9.146	95.00	95.00	638	37.13
500,000.01 - 550,000.00	2	1,039,792	2.26	519,896	8.926	95.00	95.00	561	46.92
550,000.01 - 600,000.00	1	550,578	1.19	550,578	6.990	95.00	95.00	696	12.97
600,000.01 - 650,000.00	1	640,583	1.39	640,583	9.250	95.00	95.00	599	40.51
650,000.01 - 700,000.00	2	1,388,599	3.01	694,300	8.612	95.00	95.00	644	45.75
750,000.01 - 800,000.00	1	796,953	1.73	796,953	8.350	95.00	95.00	606	51.23
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90
Average Orig Balance ($): 145,123.00
Minimum Orig Balance ($): 15,000.00
Maximum Orig Balance ($): 798,000.00
Standard Deviation Orig Balance ($): 136,644.11

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
171 - 180	134	7,683,054	16.67	57,336	11.421	96.80	96.80	645	43.69
351 - 360	184	38,411,836	83.33	208,760	8.682	95.00	95.05	612	41.55
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90
Weighted Average Remaining Term: 328
Minimum Remaining Term: 174
Maximum Remaining Term: 359
Standard Deviation Remaining Term: 89

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
180	134	7,683,054	16.67	57,336	11.421	96.80	96.80	645	43.69
360	184	38,411,836	83.33	208,760	8.682	95.00	95.05	612	41.55
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90
Weighted Average Original Term: 330
Minimum Original Term: 180
Maximum Original Term: 360
Standard Deviation Original Term: 89

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
90.01 - 95.00	265	42,853,864	92.97	161,713	8.991	95.00	95.04	615	41.84
95.01 - 100.00	53	3,241,026	7.03	61,151	11.100	99.29	99.29	649	42.72
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90
Weighted Average Original LTV (%): 95.30
Minimum Original LTV (%): 95.00
Maximum Original LTV (%): 99.99
Standard Deviation Original LTV (%): 1.70

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
90.01 - 95.00	261	42,512,237	92.23	162,882	8.993	95.00	95.00	615	41.84
95.01 - 100.00	57	3,582,653	7.77	62,854	10.873	98.89	99.36	645	42.66
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90
Weighted Average Original Combined LTV (%): 95.34
Minimum Original Combined LTV (%): 95.00
Maximum Original Combined LTV (%): 100.00
Standard Deviation Original Combined LTV (%): 1.77

Range of Debt Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 30.00	36	4,990,227	10.83	138,617	9.440	95.12	95.21	622	20.39
30.01 - 35.00	24	3,214,033	6.97	133,918	9.104	95.25	95.25	611	32.33
35.01 - 40.00	46	6,107,912	13.25	132,781	9.194	95.70	95.75	621	37.89
40.01 - 45.00	72	11,567,147	25.09	160,655	9.070	95.27	95.27	609	42.74
45.01 - 50.00	104	13,778,090	29.89	132,482	9.467	95.28	95.31	617	47.90
50.01 - 55.00	32	5,406,789	11.73	168,962	8.465	95.23	95.33	625	52.15
55.01>=	4	1,030,692	2.24	257,673	7.382	95.00	95.00	645	56.44
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90
Non-zero Weighted Average DTI: 41.90
Minimum DTI: 9.48
Maximum DTI: 57.80
Standard Deviation DTI: 8.95

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
3.750 - 3.999	1	71,175	0.21	71,175	9.170	95.00	95.00	559	35.32
4.000 - 4.249	1	229,687	0.68	229,687	8.770	95.00	95.00	642	41.97
5.000 - 5.249	6	1,683,596	4.97	280,599	8.563	95.00	95.00	580	44.75
5.250 - 5.499	3	220,122	0.65	73,374	9.678	95.00	95.00	567	43.53
5.500 - 5.749	1	186,573	0.55	186,573	6.625	95.00	95.00	677	50.59
5.750 - 5.999	3	291,314	0.86	97,105	8.536	95.00	96.27	621	34.47
6.000 - 6.249	5	1,385,398	4.09	277,080	7.739	95.00	95.00	622	51.63
6.250 - 6.499	12	2,738,677	8.08	228,223	8.661	95.00	95.00	608	40.99
6.500 - 6.749	11	3,005,242	8.86	273,204	8.143	95.00	95.00	635	37.61
6.750 - 6.999	18	3,671,114	10.83	203,951	8.678	95.00	95.00	602	40.04
7.000 - 7.249	34	6,566,550	19.37	193,134	8.546	95.01	95.10	616	42.14
7.250 - 7.499	14	2,809,849	8.29	200,704	8.870	95.00	95.11	619	43.07
7.500 - 7.749	14	3,054,316	9.01	218,165	8.571	95.00	95.00	603	40.86
7.750 - 7.999	15	2,866,684	8.45	191,112	9.082	95.00	95.00	591	43.96
8.000 - 8.249	20	5,125,916	15.12	256,296	9.365	95.00	95.09	603	39.98
Total:	158	33,906,212	100.00	214,596	8.700	95.00	95.05	609	41.70
Weighted Average Margin (%): 7.013
Minimum Margin (%): 3.800
Maximum Margin (%): 8.000
Standard Deviation Margin (%): 0.833

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
6.000 - 6.499	1	379,643	1.12	379,643	6.250	95.00	95.00	720	55.02
6.500 - 6.999	4	1,401,511	4.13	350,378	6.906	95.00	95.00	675	32.35
7.000 - 7.499	5	1,235,461	3.64	247,092	7.355	95.00	95.00	645	48.71
7.500 - 7.999	22	6,568,925	19.37	298,587	7.800	95.00	95.05	642	43.36
8.000 - 8.499	17	4,353,565	12.84	256,092	8.292	95.02	95.02	613	43.15
8.500 - 8.999	41	8,065,090	23.79	196,710	8.790	95.00	95.17	592	44.26
9.000 - 9.499	20	4,954,180	14.61	247,709	9.256	95.00	95.00	591	40.43
9.500 - 9.999	29	4,062,422	11.98	140,084	9.730	95.00	95.00	572	39.79
10.000 - 10.499	9	1,726,467	5.09	191,830	10.202	95.00	95.00	616	32.32
10.500 - 10.999	10	1,158,948	3.42	115,895	10.873	95.00	95.00	574	34.54
Total:	158	33,906,212	100.00	214,596	8.700	95.00	95.05	609	41.70
Weighted Average Minimum Rate (%): 8.693
Minimum Minimum Rate (%): 6.250
Maximum Minimum Rate (%): 10.995
Standard Deviation Minimum Rate (%): 0.966

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
12.500 - 12.999	1	379,643	1.12	379,643	6.250	95.00	95.00	720	55.02
13.000 - 13.499	4	1,401,511	4.13	350,378	6.906	95.00	95.00	675	32.35
13.500 - 13.999	5	1,235,461	3.64	247,092	7.355	95.00	95.00	645	48.71
14.000 - 14.499	22	6,568,925	19.37	298,587	7.800	95.00	95.05	642	43.36
14.500 - 14.999	16	4,273,744	12.60	267,109	8.245	95.02	95.02	613	43.06
15.000 - 15.499	41	8,065,090	23.79	196,710	8.790	95.00	95.17	592	44.26
15.500 - 15.999	21	5,063,372	14.93	241,113	9.265	95.00	95.00	590	40.42
16.000 - 16.499	28	3,953,230	11.66	141,187	9.732	95.00	95.00	572	39.77
16.500 - 16.999	9	1,726,467	5.09	191,830	10.202	95.00	95.00	616	32.32
17.000 - 17.499	11	1,238,770	3.65	112,615	10.870	95.00	95.00	575	35.41
Total:	158	33,906,212	100.00	214,596	8.700	95.00	95.05	609	41.70
Weighted Average Maximum Rate (%): 15.198
Minimum Maximum Rate (%): 12.750
Maximum Maximum Rate (%): 17.495
Standard Deviation Maximum Rate (%): 0.973

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	2	265,411	0.78	132,705	8.388	95.00	95.00	580	44.20
1.500	1	186,573	0.55	186,573	6.625	95.00	95.00	677	50.59
3.000	153	32,656,824	96.32	213,443	8.753	95.00	95.06	606	42.10
5.000	2	797,404	2.35	398,702	7.086	95.00	95.00	716	22.28
Total:	158	33,906,212	100.00	214,596	8.700	95.00	95.05	609	41.70
Weighted Average Initial Cap (%): 3.023
Minimum Initial Cap (%): 1.000
Maximum Initial Cap (%): 5.000
Standard Deviation Initial Cap (%): 0.341

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	158	33,906,212	100.00	214,596	8.700	95.00	95.05	609	41.70
Total:	158	33,906,212	100.00	214,596	8.700	95.00	95.05	609	41.70
Non-zero Weighted Average Subsequent Periodic Cap (%): 1.000
Non-zero Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 1.000
Standard Deviation Subsequent Periodic Cap (%): 0.000

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
October 2007	1	186,573	0.55	186,573	6.625	95.00	95.00	677	50.59
January 2008	5	818,172	2.41	163,634	9.034	95.00	95.00	565	41.60
February 2008	1	199,571	0.59	199,571	9.695	95.00	95.00	501	49.52
March 2008	11	3,303,740	9.74	300,340	8.800	95.00	95.00	611	38.90
April 2008	39	7,612,793	22.45	195,200	8.879	95.00	95.18	612	42.70
May 2008	89	18,701,095	55.16	210,125	8.751	95.00	95.02	605	42.03
March 2009	1	351,778	1.04	351,778	7.500	95.00	95.00	601	47.77
April 2009	7	1,436,806	4.24	205,258	8.538	95.00	95.00	591	42.32
May 2009	2	498,279	1.47	249,140	7.064	95.00	95.00	686	51.12
May 2016	2	797,404	2.35	398,702	7.086	95.00	95.00	716	22.28
Total:	158	33,906,212	100.00	214,596	8.700	95.00	95.05	609	41.70
Weighted Average Next Rate Adjustment Date: July 2008
Minimum Next Rate Adjustment Date: October 2007
Maximum Next Rate Adjustment Date: May 2016

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	56	11,580,370	25.12	206,792	9.090	95.54	95.54	629	44.25
Florida	33	5,194,428	11.27	157,407	9.300	95.21	95.21	617	39.02
Massachusetts	22	3,879,093	8.42	176,322	8.651	95.18	95.18	627	45.83
Texas	35	3,447,810	7.48	98,509	9.475	95.18	95.18	585	38.35
New Jersey	14	2,661,659	5.77	190,118	8.837	95.41	95.41	643	35.86
Maryland	15	2,508,186	5.44	167,212	8.179	95.25	95.25	621	42.40
Illinois	18	2,354,128	5.11	130,785	9.055	95.17	95.33	597	43.19
Louisiana	14	1,659,500	3.60	118,536	9.256	95.05	95.05	595	39.34
New York	14	1,445,765	3.14	103,269	10.740	95.84	95.84	644	46.31
Virginia	7	1,279,398	2.78	182,771	9.413	95.19	95.19	613	42.95
Arizona	5	1,208,167	2.62	241,633	8.552	95.00	95.00	636	41.69
Mississippi	15	1,096,477	2.38	73,098	9.896	95.10	95.10	578	38.39
Idaho	3	982,898	2.13	327,633	9.522	95.00	95.00	553	45.47
Ohio	8	914,645	1.98	114,331	9.208	95.12	96.23	565	45.33
Pennsylvania	11	866,167	1.88	78,742	9.224	95.27	95.27	621	37.24
Other	48	5,016,199	10.88	104,504	9.214	95.22	95.28	623	40.84
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary	298	42,210,489	91.57	141,646	9.127	95.32	95.36	614	42.40
Investment	10	1,580,590	3.43	158,059	9.201	95.00	95.00	690	31.82
Second Home	10	2,303,811	5.00	230,381	9.323	95.23	95.23	620	39.79
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family	228	29,112,205	63.16	127,685	9.135	95.28	95.34	612	41.84
Planned Unit Development	33	7,280,161	15.79	220,611	9.220	95.33	95.33	616	42.11
Condominium	26	3,421,597	7.42	131,600	8.973	95.43	95.43	617	40.83
Two-to-Four Family	31	6,280,927	13.63	202,611	9.154	95.29	95.29	645	42.56
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	180	21,104,861	45.79	117,249	9.574	95.46	95.55	616	40.18
Refinance - Cashout	128	24,076,398	52.23	188,097	8.748	95.14	95.14	619	43.54
Refinance - Rate Term	10	913,630	1.98	91,363	9.388	95.76	95.76	598	38.64
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Stated Documentation	100	8,421,003	18.27	84,210	10.741	95.87	95.90	647	43.80
Full Documentation	145	23,055,701	50.02	159,005	8.720	95.13	95.19	605	43.06
Limited Documentation	64	12,785,336	27.74	199,771	8.883	95.17	95.17	616	38.10
Lite Documentation	9	1,832,850	3.98	203,650	8.836	95.82	95.82	644	45.12
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90

Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
500 - 519	3	690,882	1.50	230,294	9.211	95.00	95.00	511	42.20
520 - 539	2	343,794	0.75	171,897	10.137	95.00	95.00	527	39.00
540 - 559	27	3,292,793	7.14	121,955	9.557	95.00	95.00	554	42.15
560 - 579	49	8,862,005	19.23	180,857	9.223	95.00	95.11	568	41.77
580 - 599	36	4,089,614	8.87	113,600	9.734	95.34	95.34	591	41.22
600 - 619	60	7,748,612	16.81	129,144	8.972	95.28	95.34	608	43.03
620 - 639	52	7,355,590	15.96	141,454	9.218	95.26	95.26	630	42.61
640 - 659	35	5,386,319	11.69	153,895	8.959	95.57	95.57	648	42.37
660 - 679	19	2,973,710	6.45	156,511	8.909	96.15	96.15	669	44.60
680 - 699	10	2,038,308	4.42	203,831	9.253	95.54	95.54	689	25.54
700 - 719	10	988,476	2.14	98,848	8.662	95.27	95.27	713	46.24
720 - 739	8	1,845,212	4.00	230,651	8.053	95.11	95.29	722	46.68
740 - 759	1	246,827	0.54	246,827	7.300	95.00	95.00	759	43.05
760 - 779	4	168,284	0.37	42,071	9.910	96.84	96.84	772	43.15
780 - 799	1	45,508	0.10	45,508	8.000	95.00	95.00	789	28.44
800 - 819	1	18,958	0.04	18,958	11.000	99.98	99.98	816	36.86
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90
Non-zero Weighted Average FICO: 617
Minimum FICO: 501
Maximum FICO: 816
Standard Deviation FICO: 51

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	127	17,704,014	38.41	139,402	9.178	95.33	95.35	630	41.17
12	5	888,449	1.93	177,690	9.146	95.57	95.57	609	33.23
24	158	22,950,885	49.79	145,259	9.193	95.33	95.39	605	42.99
36	28	4,551,542	9.87	162,555	8.713	95.00	95.00	630	40.99
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	186	38,520,321	83.57	207,098	8.682	95.00	95.05	612	41.51
2nd Lien	132	7,574,569	16.43	57,383	11.463	96.83	96.83	644	43.91
Total:	318	46,094,890	100.00	144,952	9.139	95.30	95.34	617	41.90

HASCO 2006-WMC1	HSBC
LTV 90+

Summary Statistics (as of the Sample Pool Calculation Date)
Aggregate Principal Balance: $141,723,389.78
Number of Mortgage Loans: 1,675
Average Principal Balance: $84,610.98
Aggregate Principal Balance (Fixed Rate): $96,394,846.54
Aggregate Principal Balance (Adjustable Rate): $45,328,543.24
% Fixed Rate Mortgages: 68.02%
% Adjustable Rate Mortgages: 31.98%
Weighted Average Current Mortgage Rate: 10.189%
Non-zero Weighted Average Credit Score: 636
Weighted Average Original LTV: 97.85%
Weighted Average Original Combined LTV: 97.87%
Non-zero Weighted Average Debt Ratio: 42.82
Weighted Average Stated Remaining Term: 244
Weighted Average Stated Original Term: 246
Weighted Average Months to Roll: 26
Weighted Average Margin: 6.883%
Weighted Average Initial Rate Cap: 3.020%
Weighted Average Periodic Rate Cap: 1.000%
Weighted Average Maximum Rate: 15.044%
Weighted Average Minimum Rate: 8.544%
% Second Lien: 63.58%
% Silent & Simultaneous Seconds: 0.28%
% California Loans: 35.11%

Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
15 Year Fixed	18	657,991	0.46	36,555	10.692	99.17	99.17	660	39.96
20 Year Fixed	2	122,492	0.09	61,246	12.177	100.00	100.00	623	45.95
30 Year Fixed	31	4,105,307	2.90	132,429	8.989	94.76	94.87	624	40.64
15/30 Year Fixed (Balloon)	1,414	89,297,361	63.01	63,152	11.122	99.66	99.66	647	43.14
30/40 Year Fixed (Balloon)	7	2,211,695	1.56	315,956	8.064	94.96	94.96	644	43.03
ARM 30 Year	2	294,611	0.21	147,305	7.984	94.35	94.35	628	36.72
2/28 ARM	76	12,910,462	9.11	169,875	9.057	95.03	95.03	609	40.82
2/28 ARM 5 Year Interest Only	18	5,893,185	4.16	327,399	7.888	93.69	93.69	646	43.34
3/27 ARM	5	561,272	0.40	112,254	8.955	95.00	95.00	592	37.89
3/27 ARM 10 Year Interest Only	1	370,500	0.26	370,500	7.990	95.00	95.00	626	46.82
5/25 ARM	1	325,480	0.23	325,480	9.170	93.14	93.14	558	54.00
10/20 ARM 10 Year Interest Only	1	355,000	0.25	355,000	7.250	92.21	92.21	665	29.83
30/40 Year ARM 2/28 (Balloon)	92	21,981,836	15.51	238,933	8.569	94.88	94.96	604	43.64
30/40 Year ARM 3/27 (Balloon)	5	1,838,792	1.30	367,758	7.716	93.76	93.76	621	46.03
30/40 Year ARM 10/20 (Balloon)	2	797,404	0.56	398,702	7.086	95.00	95.00	716	22.28
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
6.000 - 6.499	2	696,643	0.49	348,321	6.341	93.83	93.83	715	50.95
6.500 - 6.999	10	3,439,132	2.43	343,913	6.869	94.14	94.14	648	42.35
7.000 - 7.499	9	2,680,622	1.89	297,847	7.342	93.76	93.76	657	44.06
7.500 - 7.999	38	11,860,245	8.37	312,112	7.815	94.38	94.41	645	43.45
8.000 - 8.499	33	6,920,527	4.88	209,713	8.262	95.42	95.42	629	41.78
8.500 - 8.999	101	13,736,938	9.69	136,009	8.784	95.72	95.82	614	43.40
9.000 - 9.499	67	8,467,067	5.97	126,374	9.232	96.48	96.48	625	41.82
9.500 - 9.999	205	12,776,590	9.02	62,325	9.828	97.89	97.89	624	40.59
10.000 - 10.499	66	5,876,034	4.15	89,031	10.228	98.05	98.05	652	38.63
10.500 - 10.999	361	26,373,470	18.61	73,057	10.826	99.45	99.47	646	43.27
11.000 - 11.499	301	22,420,567	15.82	74,487	11.205	99.60	99.60	642	43.70
11.500 - 11.999	163	8,655,753	6.11	53,103	11.786	99.63	99.63	635	42.88
12.000 - 12.499	138	6,910,968	4.88	50,079	12.221	99.70	99.70	622	43.83
12.500 - 12.999	180	10,827,889	7.64	60,155	12.708	99.19	99.19	628	43.36
13.000 - 13.499	1	80,947	0.06	80,947	13.250	95.00	95.00	687	46.14
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82
Weighted Average Gross Mortgage Rate (%): 10.189
Minimum Gross Mortgage Rate (%): 6.250
Maximum Gross Mortgage Rate (%): 13.250
Standard Deviation Gross Mortgage Rate (%): 1.301

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	639	20,384,352	14.38	31,900	11.121	99.55	99.55	636	42.00
50,000.01 - 100,000.00	640	45,646,402	32.21	71,323	11.072	99.24	99.27	643	43.23
100,000.01 - 150,000.00	226	27,238,392	19.22	120,524	10.632	98.66	98.68	638	43.80
150,000.01 - 200,000.00	58	9,910,586	6.99	170,872	9.913	97.65	97.65	634	41.05
200,000.01 - 250,000.00	30	6,808,010	4.80	226,934	8.965	96.27	96.27	630	39.72
250,000.01 - 300,000.00	17	4,682,853	3.30	275,462	8.938	95.09	95.09	601	43.10
300,000.01 - 350,000.00	23	7,346,791	5.18	319,426	7.938	94.25	94.25	618	43.34
350,000.01 - 400,000.00	13	4,778,176	3.37	367,552	7.687	94.25	94.25	643	45.47
400,000.01 - 450,000.00	10	4,234,242	2.99	423,424	8.260	95.00	95.00	630	45.72
450,000.01 - 500,000.00	10	4,728,041	3.34	472,804	8.560	93.56	93.56	644	39.19
500,000.01 - 550,000.00	2	1,039,792	0.73	519,896	8.926	95.00	95.00	561	46.92
550,000.01 - 600,000.00	1	550,578	0.39	550,578	6.990	95.00	95.00	696	12.97
600,000.01 - 650,000.00	1	640,583	0.45	640,583	9.250	95.00	95.00	599	40.51
650,000.01 - 700,000.00	2	1,388,599	0.98	694,300	8.612	95.00	95.00	644	45.75
700,000.01 - 750,000.00	1	750,000	0.53	750,000	8.950	94.94	94.94	642	43.69
750,000.01 - 800,000.00	2	1,595,992	1.13	797,996	8.110	94.56	94.56	624	46.37
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82
Average Cut-off Date Principal Balance ($): 84,610.98
Minimum Cut-off Date Principal Balance ($): 12,765.71
Maximum Cut-off Date Principal Balance ($): 799,038.87
Standard Deviation Cut-off Date Principal Balance ($): 85,279.86

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	639	20,384,352	14.38	31,900	11.121	99.55	99.55	636	42.00
50,000.01 - 100,000.00	640	45,646,402	32.21	71,323	11.072	99.24	99.27	643	43.23
100,000.01 - 150,000.00	226	27,238,392	19.22	120,524	10.632	98.66	98.68	638	43.80
150,000.01 - 200,000.00	57	9,711,014	6.85	170,369	9.917	97.70	97.70	636	40.88
200,000.01 - 250,000.00	31	7,007,581	4.94	226,051	8.986	96.24	96.24	626	40.00
250,000.01 - 300,000.00	17	4,682,853	3.30	275,462	8.938	95.09	95.09	601	43.10
300,000.01 - 350,000.00	23	7,346,791	5.18	319,426	7.938	94.25	94.25	618	43.34
350,000.01 - 400,000.00	13	4,778,176	3.37	367,552	7.687	94.25	94.25	643	45.47
400,000.01 - 450,000.00	10	4,234,242	2.99	423,424	8.260	95.00	95.00	630	45.72
450,000.01 - 500,000.00	10	4,728,041	3.34	472,804	8.560	93.56	93.56	644	39.19
500,000.01 - 550,000.00	2	1,039,792	0.73	519,896	8.926	95.00	95.00	561	46.92
550,000.01 - 600,000.00	1	550,578	0.39	550,578	6.990	95.00	95.00	696	12.97
600,000.01 - 650,000.00	1	640,583	0.45	640,583	9.250	95.00	95.00	599	40.51
650,000.01 - 700,000.00	2	1,388,599	0.98	694,300	8.612	95.00	95.00	644	45.75
700,000.01 - 750,000.00	1	750,000	0.53	750,000	8.950	94.94	94.94	642	43.69
750,000.01 - 800,000.00	2	1,595,992	1.13	797,996	8.110	94.56	94.56	624	46.37
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82
Average Orig Balance ($): 84,706.47
Minimum Orig Balance ($): 12,800.00
Maximum Orig Balance ($): 800,000.00
Standard Deviation Orig Balance ($): 85,358.03

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
171 - 180	1,432	89,955,353	63.47	62,818	11.119	99.66	99.66	647	43.12
231 - 240	2	122,492	0.09	61,246	12.177	100.00	100.00	623	45.95
351 - 360	241	51,645,545	36.44	214,297	8.563	94.71	94.75	616	42.29
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82
Weighted Average Remaining Term: 244
Minimum Remaining Term: 173
Maximum Remaining Term: 359
Standard Deviation Remaining Term: 63

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
180	1,432	89,955,353	63.47	62,818	11.119	99.66	99.66	647	43.12
240	2	122,492	0.09	61,246	12.177	100.00	100.00	623	45.95
360	241	51,645,545	36.44	214,297	8.563	94.71	94.75	616	42.29
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82
Weighted Average Original Term: 246
Minimum Original Term: 180
Maximum Original Term: 360
Standard Deviation Original Term: 63

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
90.01 - 95.00	325	55,691,390	39.30	171,358	8.853	94.58	94.62	617	42.49
95.01 - 100.00	1,350	86,032,000	60.70	63,727	11.053	99.97	99.97	648	43.03
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82
Weighted Average Original LTV (%): 97.85
Minimum Original LTV (%): 90.01
Maximum Original LTV (%): 100.00
Standard Deviation Original LTV (%): 2.14

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
90.01 - 95.00	320	55,287,807	39.01	172,774	8.852	94.58	94.58	617	42.49
95.01 - 100.00	1,355	86,435,583	60.99	63,790	11.044	99.95	99.97	648	43.02
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82
Weighted Average Original Combined LTV (%): 97.87
Minimum Original Combined LTV (%): 90.01
Maximum Original Combined LTV (%): 100.00
Standard Deviation Original Combined LTV (%): 2.13

Range of Debt Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 30.00	132	10,483,407	7.40	79,420	10.056	97.40	97.44	633	22.00
30.01 - 35.00	135	9,232,793	6.51	68,391	10.187	97.98	97.98	636	32.63
35.01 - 40.00	223	18,232,418	12.86	81,760	10.139	98.02	98.06	637	37.84
40.01 - 45.00	416	37,710,141	26.61	90,649	10.104	97.80	97.80	634	42.76
45.01 - 50.00	635	52,384,401	36.96	82,495	10.509	98.13	98.14	637	47.93
50.01 - 55.00	117	11,892,944	8.39	101,649	9.471	96.94	96.99	633	52.29
55.01>=	17	1,787,286	1.26	105,134	8.682	97.12	97.12	651	56.30
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82
Non-zero Weighted Average DTI: 42.82
Minimum DTI: 5.33
Maximum DTI: 57.80
Standard Deviation DTI: 7.92

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
3.250 - 3.499	1	325,480	0.72	325,480	9.170	93.14	93.14	558	54.00
3.750 - 3.999	3	396,175	0.87	132,058	8.381	94.80	94.80	614	38.67
4.000 - 4.249	1	229,687	0.51	229,687	8.770	95.00	95.00	642	41.97
5.000 - 5.249	9	2,453,838	5.41	272,649	8.368	94.90	94.90	595	44.04
5.250 - 5.499	5	1,025,922	2.26	205,184	8.656	92.48	92.48	591	43.73
5.500 - 5.749	1	186,573	0.41	186,573	6.625	95.00	95.00	677	50.59
5.750 - 5.999	7	1,439,052	3.17	205,579	8.123	95.70	95.96	619	42.79
6.000 - 6.249	7	2,013,398	4.44	287,628	7.495	94.48	94.48	633	49.59
6.250 - 6.499	18	4,039,654	8.91	224,425	8.404	94.46	94.46	615	42.16
6.500 - 6.749	13	3,854,854	8.50	296,527	8.107	94.88	94.88	636	38.47
6.750 - 6.999	22	4,679,652	10.32	212,711	8.451	94.78	94.78	604	42.03
7.000 - 7.249	39	7,834,212	17.28	200,877	8.445	94.74	94.81	619	42.47
7.250 - 7.499	14	2,809,849	6.20	200,704	8.870	95.00	95.11	619	43.07
7.500 - 7.749	18	3,612,053	7.97	200,670	8.677	94.65	94.65	601	41.01
7.750 - 7.999	20	4,083,095	9.01	204,155	8.691	93.91	93.91	616	44.51
8.000 - 8.249	25	6,345,048	14.00	253,802	9.317	95.14	95.21	608	40.44
Total:	203	45,328,543	100.00	223,293	8.549	94.69	94.73	614	42.40
Weighted Average Margin (%): 6.883
Minimum Margin (%): 3.327
Maximum Margin (%): 8.000
Standard Deviation Margin (%): 0.942

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
6.000 - 6.499	2	696,643	1.54	348,321	6.341	93.83	93.83	715	50.95
6.500 - 6.999	8	2,746,520	6.06	343,315	6.919	93.93	93.93	652	40.52
7.000 - 7.499	8	2,367,461	5.22	295,933	7.358	93.59	93.59	660	45.47
7.500 - 7.999	34	10,657,165	23.51	313,446	7.817	94.29	94.32	637	43.39
8.000 - 8.499	20	4,786,505	10.56	239,325	8.273	94.92	94.92	612	43.17
8.500 - 8.999	54	11,061,391	24.40	204,841	8.788	95.18	95.30	599	44.14
9.000 - 9.499	22	5,416,606	11.95	246,209	9.251	94.84	94.84	587	41.48
9.500 - 9.999	31	4,252,944	9.38	137,192	9.724	95.00	95.00	573	39.98
10.000 - 10.499	9	1,726,467	3.81	191,830	10.202	95.00	95.00	616	32.32
10.500 - 10.999	14	1,504,045	3.32	107,432	10.811	94.93	94.93	585	35.87
11.000 - 11.499	1	112,796	0.25	112,796	11.020	94.96	94.96	594	49.71
Total:	203	45,328,543	100.00	223,293	8.549	94.69	94.73	614	42.40
Weighted Average Minimum Rate (%): 8.544
Minimum Minimum Rate (%): 6.250
Maximum Minimum Rate (%): 11.020
Standard Deviation Minimum Rate (%): 1.014

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
12.500 - 12.999	2	696,643	1.54	348,321	6.341	93.83	93.83	715	50.95
13.000 - 13.499	8	2,746,520	6.06	343,315	6.919	93.93	93.93	652	40.52
13.500 - 13.999	9	2,866,753	6.32	318,528	7.426	93.82	93.82	652	44.11
14.000 - 14.499	33	10,157,873	22.41	307,814	7.821	94.26	94.29	639	43.68
14.500 - 14.999	19	4,706,684	10.38	247,720	8.230	94.92	94.92	612	43.09
15.000 - 15.499	54	11,061,391	24.40	204,841	8.788	95.18	95.30	599	44.14
15.500 - 15.999	23	5,525,798	12.19	240,252	9.259	94.85	94.85	586	41.46
16.000 - 16.499	30	4,143,752	9.14	138,125	9.726	95.00	95.00	573	39.97
16.500 - 16.999	9	1,726,467	3.81	191,830	10.202	95.00	95.00	616	32.32
17.000 - 17.499	15	1,583,867	3.49	105,591	10.811	94.94	94.94	586	36.49
18.000 - 18.499	1	112,796	0.25	112,796	11.020	94.96	94.96	594	49.71
Total:	203	45,328,543	100.00	223,293	8.549	94.69	94.73	614	42.40
Weighted Average Maximum Rate (%): 15.044
Minimum Maximum Rate (%): 12.750
Maximum Maximum Rate (%): 18.020
Standard Deviation Maximum Rate (%): 1.030

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	4	560,021	1.24	140,005	8.175	94.66	94.66	606	40.26
1.500	1	186,573	0.41	186,573	6.625	95.00	95.00	677	50.59
3.000	195	43,429,544	95.81	222,716	8.600	94.70	94.74	611	42.86
5.000	3	1,152,404	2.54	384,135	7.136	94.14	94.14	700	24.61
Total:	203	45,328,543	100.00	223,293	8.549	94.69	94.73	614	42.40
Weighted Average Initial Cap (%): 3.020
Minimum Initial Cap (%): 1.000
Maximum Initial Cap (%): 5.000
Standard Deviation Initial Cap (%): 0.387

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	203	45,328,543	100.00	223,293	8.549	94.69	94.73	614	42.40
Total:	203	45,328,543	100.00	223,293	8.549	94.69	94.73	614	42.40
Non-zero Weighted Average Subsequent Periodic Cap (%): 1.000
Non-zero Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 1.000
Standard Deviation Subsequent Periodic Cap (%): 0.000

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
October 2006	2	294,611	0.65	147,305	7.984	94.35	94.35	628	36.72
October 2007	1	186,573	0.41	186,573	6.625	95.00	95.00	677	50.59
January 2008	5	818,172	1.80	163,634	9.034	95.00	95.00	565	41.60
February 2008	1	199,571	0.44	199,571	9.695	95.00	95.00	501	49.52
March 2008	12	3,416,535	7.54	284,711	8.873	95.00	95.00	610	39.25
April 2008	48	10,723,615	23.66	223,409	8.683	94.61	94.74	619	43.19
May 2008	119	25,441,017	56.13	213,790	8.561	94.77	94.79	611	42.89
March 2009	1	351,778	0.78	351,778	7.500	95.00	95.00	601	47.77
April 2009	7	1,436,806	3.17	205,258	8.538	95.00	95.00	591	42.32
May 2009	3	981,980	2.17	327,327	7.402	92.68	92.68	658	46.49
April 2011	1	325,480	0.72	325,480	9.170	93.14	93.14	558	54.00
May 2016	3	1,152,404	2.54	384,135	7.136	94.14	94.14	700	24.61
Total:	203	45,328,543	100.00	223,293	8.549	94.69	94.73	614	42.40
Weighted Average Next Rate Adjustment Date: July 2008
Minimum Next Rate Adjustment Date: October 2006
Maximum Next Rate Adjustment Date: May 2016

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	461	49,754,897	35.11	107,928	10.228	98.54	98.54	646	43.85
Florida	156	12,314,981	8.69	78,942	10.552	97.70	97.70	637	41.44
Massachusetts	78	9,832,249	6.94	126,054	9.313	96.19	96.19	638	44.31
New York	86	8,082,990	5.70	93,988	11.252	98.83	98.83	656	45.57
Maryland	79	7,434,440	5.25	94,107	10.242	97.90	97.90	638	42.85
Texas	145	7,025,735	4.96	48,453	9.708	97.54	97.61	611	39.61
Illinois	82	6,520,096	4.60	79,513	9.540	96.72	96.78	612	43.51
New Jersey	52	5,507,609	3.89	105,916	10.199	97.62	97.62	644	38.33
Washington	75	4,268,081	3.01	56,908	10.363	99.22	99.22	645	41.27
Virginia	41	3,798,587	2.68	92,648	11.166	98.02	98.02	626	44.64
Louisiana	71	3,672,434	2.59	51,724	10.120	97.36	97.36	616	40.95
Arizona	40	3,505,941	2.47	87,649	9.830	96.40	96.40	636	43.73
Mississippi	41	1,820,263	1.28	44,397	10.552	97.05	97.05	595	39.31
Connecticut	19	1,781,743	1.26	93,776	10.018	97.17	97.17	648	44.09
Nevada	26	1,604,369	1.13	61,707	11.625	99.64	99.64	647	39.70
Other	223	14,798,974	10.44	66,363	9.859	96.95	97.04	614	41.71
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary	1,612	135,230,707	95.42	83,890	10.213	97.90	97.92	634	43.02
Second Home	51	4,685,419	3.31	91,871	9.848	97.66	97.66	665	40.92
Investment	12	1,807,264	1.28	150,605	9.270	94.66	94.66	689	32.79
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family	1,159	92,534,510	65.29	79,840	10.178	97.94	97.96	633	42.64
Planned Unit Development	222	20,834,344	14.70	93,848	10.364	97.94	97.94	632	42.74
Condominium	172	13,017,563	9.19	75,684	10.068	97.72	97.72	646	42.79
Two-to-Four Family	122	15,336,972	10.82	125,713	10.118	97.33	97.33	648	43.99
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	1,294	91,626,664	64.65	70,809	10.674	98.87	98.89	641	42.40
Refinance - Cashout	358	48,169,423	33.99	134,551	9.285	95.96	95.96	626	43.65
Refinance - Rate Term	23	1,927,303	1.36	83,796	9.707	96.91	96.91	635	41.59
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Stated Documentation	790	59,511,326	41.99	75,331	11.138	99.13	99.13	655	44.01
Full Documentation	606	49,580,183	34.98	81,815	9.476	96.92	96.95	616	43.32
Limited Documentation	236	28,384,146	20.03	120,272	9.473	96.76	96.78	629	39.30
Lite Documentation	43	4,247,735	3.00	98,785	9.992	98.20	98.20	648	43.74
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82

Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
500 - 519	4	827,828	0.58	206,957	9.217	94.70	94.70	511	43.48
520 - 539	3	655,024	0.46	218,341	9.592	94.71	94.71	526	44.21
540 - 559	30	3,888,415	2.74	129,614	9.467	94.77	94.77	555	43.01
560 - 579	59	9,921,900	7.00	168,168	9.208	94.88	94.98	568	42.09
580 - 599	196	11,688,199	8.25	59,634	10.557	97.73	97.77	591	42.66
600 - 619	386	29,829,356	21.05	77,278	10.464	98.07	98.09	609	43.08
620 - 639	309	24,882,968	17.56	80,527	10.527	98.16	98.16	629	42.70
640 - 659	245	22,180,398	15.65	90,532	10.281	98.06	98.06	649	43.38
660 - 679	177	14,414,618	10.17	81,439	10.448	98.97	98.97	669	43.27
680 - 699	89	7,277,524	5.14	81,770	10.136	98.68	98.68	689	38.05
700 - 719	78	6,958,561	4.91	89,212	9.406	98.55	98.55	710	43.91
720 - 739	51	5,343,863	3.77	104,782	8.979	97.11	97.17	727	44.36
740 - 759	23	2,095,730	1.48	91,119	9.780	99.19	99.19	749	44.28
760 - 779	18	1,254,999	0.89	69,722	10.523	99.58	99.58	770	42.25
780 - 799	5	413,128	0.29	82,626	9.725	99.45	99.45	790	42.83
800 - 819	2	90,879	0.06	45,440	9.417	100.00	100.00	803	33.84
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82
Non-zero Weighted Average FICO: 636
Minimum FICO: 501
Maximum FICO: 816
Standard Deviation FICO: 45

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	768	60,797,694	42.90	79,164	10.269	97.94	97.95	639	42.28
12	24	2,343,575	1.65	97,649	10.180	97.36	97.36	621	40.75
24	841	72,373,074	51.07	86,056	10.238	98.02	98.04	633	43.48
36	42	6,209,046	4.38	147,834	8.831	95.22	95.29	638	41.02
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	240	51,621,355	36.42	215,089	8.557	94.69	94.74	616	42.25
2nd Lien	1,435	90,102,034	63.58	62,789	11.123	99.66	99.66	647	43.14
Total:	1,675	141,723,390	100.00	84,611	10.189	97.85	97.87	636	42.82

Original Principal Balances of Mortgage Loans

Range ($)	Number of Loans	Aggregate Original Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
0.01 - 25,000.00	189	3,691,643	0.44	19,503	10.91	99.37	627
25,000.01 - 50,000.00	511	19,232,288	2.27	37,571	10.932	97.89	636
50,000.01 - 75,000.00	539	33,659,291	3.97	62,366	10.508	96.17	633
75,000.01 - 100,000.00	437	38,113,662	4.49	87,098	9.814	94.71	632
100,000.01 - 125,000.00	366	41,217,606	4.86	112,456	9.092	93.68	628
125,000.01 - 150,000.00	301	41,524,725	4.9	137,786	8.62	93.32	629
150,000.01 - 175,000.00	221	35,833,102	4.22	161,925	8.205	91.95	636
175,000.01 - 200,000.00	221	41,527,965	4.9	187,672	8.108	90.1	623
200,000.01 - 225,000.00	202	43,277,962	5.1	214,015	7.816	91.17	631
225,000.01 - 250,000.00	191	45,278,087	5.34	236,813	7.866	91.87	634
250,000.01 - 275,000.00	183	48,040,845	5.67	262,251	7.657	92.04	643
275,000.01 - 300,000.00	178	51,458,585	6.07	288,777	7.752	91.42	634
300,000.01 - 333,700.00	186	58,821,752	6.94	315,899	7.568	92.9	645
333,700.01 - 350,000.00	94	32,182,753	3.8	342,002	7.64	92.06	640
350,000.01 - 600,000.00	566	248,018,570	29.25	437,780	7.638	94.04	651
600,000.01 - 1,000,000.00	78	57,603,694	6.79	737,769	7.485	89.81	654
1,000,000.01 >=	8	8,576,460	1.01	1,070,880	7.4	76.09	647
Total:	4,471	848,058,990	100	189,468	8.116	92.77	641

Principal Balances of Mortgage Loans as of Cutoff Date

Range ($)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
0.01 - 25,000.00	189	3,686,074	0.44	19,503	10.91	99.37	627
25,000.01 - 50,000.00	511	19,198,861	2.27	37,571	10.932	97.89	636
50,000.01 - 75,000.00	539	33,615,099	3.97	62,366	10.508	96.17	633
75,000.01 - 100,000.00	438	38,161,662	4.5	87,127	9.809	94.6	632
100,000.01 - 125,000.00	365	41,059,088	4.85	112,491	9.095	93.79	628
125,000.01 - 150,000.00	301	41,473,663	4.9	137,786	8.62	93.32	629
150,000.01 - 175,000.00	222	35,960,328	4.25	161,983	8.201	91.99	636
175,000.01 - 200,000.00	221	41,500,279	4.9	187,784	8.118	90.08	622
200,000.01 - 225,000.00	201	43,031,454	5.08	214,087	7.808	91.16	632
225,000.01 - 250,000.00	192	45,481,163	5.37	236,881	7.865	91.91	634
250,000.01 - 275,000.00	182	47,742,085	5.64	262,319	7.656	92	643
275,000.01 - 300,000.00	178	51,402,234	6.07	288,777	7.752	91.42	634
300,000.01 - 333,700.00	187	59,089,408	6.98	315,986	7.566	92.89	645
333,700.01 - 350,000.00	94	32,165,725	3.8	342,189	7.653	91.39	638
350,000.01 - 600,000.00	565	247,433,464	29.21	437,935	7.636	94.14	651
600,000.01 - 1,000,000.00	78	57,545,995	6.79	737,769	7.485	89.81	654
1,000,000.01 >=	8	8,567,040	1.01	1,070,880	7.4	76.09	647
Total:	4,471	847,113,624	100	189,468	8.116	92.77	641

Current Mortgage Rates of Mortgage Loans

Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
5.000 - 5.499	1	244,302	0.03	244,302	5.375	63.64	701
5.500 - 5.999	24	8,660,820	1.02	360,867	5.893	82.55	717
6.000 - 6.499	104	35,935,104	4.24	345,530	6.292	92.13	690
6.500 - 6.999	425	128,574,221	15.18	302,528	6.801	92.28	669
7.000 - 7.499	477	131,332,722	15.5	275,331	7.279	94.66	652
7.500 - 7.999	799	206,561,421	24.38	258,525	7.769	92.11	638
8.000 - 8.499	418	95,915,332	11.32	229,463	8.263	93.02	629
8.500 - 8.999	440	90,531,026	10.69	205,752	8.746	90	613
9.000 - 9.499	211	32,388,331	3.82	153,499	9.233	89.43	594
9.500 - 9.999	298	29,091,074	3.43	97,621	9.77	90.12	595
10.000 - 10.499	82	8,067,765	0.95	98,387	10.223	94.37	631
10.500 - 10.999	390	29,710,590	3.51	76,181	10.81	97.81	635
11.000 - 11.499	314	23,383,564	2.76	74,470	11.206	99.04	641
11.500 - 11.999	167	8,809,662	1.04	52,752	11.783	99.37	634
12.000 - 12.499	140	6,998,855	0.83	49,992	12.222	99.58	622
12.500 - 12.999	180	10,827,889	1.28	60,155	12.708	99.19	628
13.000 - 13.499	1	80,947	0.01	80,947	13.25	95	687
Total:	4,471	847,113,624	100	189,468	8.116	92.77	641

Original Term to Maturity of Mortgage Loans

Stated Original Term (months)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
61 - 120	1	61,656	0.01	61,656	8.625	52.07	645
121 - 180	1481	93,477,578	11.03	63,118	11.05	98.89	647
181 - 240	8	850,117	0.1	106,265	8.727	88.89	652
301 - 360	2,981	752,724,272	88.86	252,507	7.751	92.02	640
Total:	4,471	847,113,624	100	189,468	8.116	92.77	641

Stated Remaining Term to Maturity of Mortgage Loans

Range of Stated Remaining Terms (months)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
61 - 120	1	61,656	0.01	61,656	8.625	52.07	645
121 - 180	1481	93,477,578	11.03	63,118	11.05	98.89	647
181 - 240	8	850,117	0.1	106,265	8.727	88.89	652
301 - 360	2,981	752,724,272	88.86	252,507	7.751	92.02	640
Total:	4,471	847,113,624	100	189,468	8.116	92.77	641

7. Mortgage Insurance

Mortgage Insurance	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
Yes
No	4,471	847,113,624	100	189,468	8.116	92.77	641
Total:	4,471	847,113,624	100	189,468	8.116	92.77	641

Lien	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
1	3,006	755,265,793	89.16	251,253	7.751	91.96	640
2	1465	91,847,830	10.84	62,695	11.117	99.45	647
Total:	4,471	847,113,624	100	189,468	8.116	92.77	641

Seasoning(mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
0	16	3,355,398	0.4	209,712	8.099	96.72	664
1	2,865	551,845,583	65.14	192,616	8.04	93.04	644
2	1265	233,743,726	27.59	184,778	8.24	92.41	637
3	177	30,817,395	3.64	174,110	8.454	93.11	627
4	55	11,835,274	1.4	215,187	8.346	87.75	619
5	58	10,369,916	1.22	178,792	8.294	91.25	618
6	25	3,613,306	0.43	144,532	8.02	92.73	640
7	5	545,564	0.06	109,113	7.306	89.62	590
8	5	987,461	0.12	197,492	6.675	84.94	716
Total:	4,471	847,113,624	100	189,468	8.116	92.77	641

Combined Loan-to-Value Ratios of Mortgage Loans

Combined LTVs	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
0.001 - 25.000	4	309,238	0.04	77,310	8.557	22.37	554
25.001 - 30.000	6	713,741	0.08	118,957	8.316	28.07	564
30.001 - 35.000	4	508,756	0.06	127,189	7.945	31.23	541
35.001 - 40.000	12	3,910,850	0.46	325,904	7.34	38.58	659
40.001 - 45.000	12	2,045,779	0.24	170,482	7.623	42.72	595
45.001 - 50.000	16	2,662,301	0.31	166,394	8.055	47.31	580
50.001 - 55.000	33	6,997,947	0.83	212,059	7.978	52.78	582
55.001 - 60.000	32	7,842,475	0.93	245,077	7.988	57.61	598
60.001 - 65.000	56	13,289,984	1.57	237,321	7.699	63.08	607
65.001 - 70.000	90	21,726,592	2.56	241,407	7.719	68.77	605
70.001 - 75.000	73	19,780,859	2.34	270,971	7.875	73.61	609
75.001 - 80.000	244	60,293,071	7.12	247,103	7.767	79.39	619
80.001 - 85.000	191	45,606,166	5.38	238,776	7.969	84.36	613
85.001 - 90.000	285	70,266,011	8.29	246,547	8.057	89.7	632
90.001 - 95.000	430	87,329,158	10.31	203,091	8.516	94.64	627
95.001 - 100.000	2,983	503,830,695	59.48	168,901	8.159	99.98	655
Total:	4,471	847,113,624	100	189,468	8.116	92.77	641

Owner Occupancy of Mortgage Loans

Owner Occupancy	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
Primary	4,278	813,262,236	96	190,103	8.111	92.88	639
Second Home	109	18,365,379	2.17	168,490	8.064	94.95	693
Investment	84	15,486,009	1.83	184,357	8.425	84.55	659
Total:	4,471	847,113,624	100	189,468	8.116	92.77	641

Property Type of Mortgage Loans

Property Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
Single Family	3,154	577,649,075	68.19	183,148	8.099	92.08	636
Planned Unit Development	545	107,800,601	12.73	197,799	8.242	95.49	643
Condominium	417	67,402,023	7.96	161,636	7.952	94.65	651
Two-to-Four Family	355	94,261,925	11.13	265,527	8.189	92.58	658
Total:	4,471	847,113,624	100	189,468	8.116	92.77	641

Loan Purpose of Mortgage Loans

Loan Purpose	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
Purchase	2,904	502,280,925	59.29	172,962	8.194	98.19	654
Refinance - Cashout	1,468	325,399,256	38.41	221,662	8.008	84.72	621
Refinance - Rate Term	99	19,433,442	2.29	196,297	7.904	87.73	635
Total:	4,471	847,113,624	100	189,468	8.116	92.77	641

Document Type of Mortgage Loans

Document Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
Stated Documentation	2,110	439,408,086	51.87	208,250	8.283	94.33	653
Full	1,575	232,234,974	27.41	147,451	8.032	91.23	621
Limited	671	149,200,674	17.61	222,356	7.778	90.66	635
Lite	115	26,269,890	3.1	228,434	7.974	92.43	635
Total:	4,471	847,113,624	100	189,468	8.116	92.77	641

Product Type of Mortgage Loans

Product Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
10 Year Fixed	1	61,656	0
15 Year Fixed	37	2,434,421	0
20 Year Fixed	7	579,217	0
30 Year Fixed	305	58,883,662	7
15/30 Year Fixed (Balloon)	1444	91,043,157	11
30/40 Year Fixed (Balloon)	144	36,386,375	4
ARM 30 Year	5	733,329	0
2/28 ARM	737	144,528,061	17
2/28 ARM 5 Year Interest Only	218	68,016,837	8
2/28 ARM 10 Year Interest Only	27	6,857,938	1
3/27 ARM	25	5,966,645	1
3/27 ARM 5 Year Interest Only	11	2,679,388	0
3/27 ARM 10 Year Interest Only	3	1,018,500	0
5/25 ARM	4	634,321	0
5/25 ARM 5 Year Interest Only	5	1,066,997	0
10/10 ARM 10 Year Interest Only	1	270,900	0
10/20 ARM	23	5,962,249	1
10/20 ARM 5 Year Interest Only	3	1,033,000	0
10/20 ARM 10 Year Interest Only	67	25,993,613	3
30/40 Year ARM 2/28 (Balloon)	1329	371,351,200	44
30/40 Year ARM 3/27 (Balloon)	36	10,177,306	1
30/40 Year ARM 5/25 (Balloon)	4	1,074,120	0
30/40 Year ARM 10/20 (Balloon)	35	10,360,731	1
Total:	4471	847,113,624	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
61,656	8.625	52.07	645	120	0	0
65,795	8.573	78.13	630	180	0	0
82,745	9.546	88.37	601	240	0	0
193,061	7.664	82.66	639	360	0	0
63,049	11.116	99.44	647	360	0	0
252,683	7.613	84.25	637	480	0	0
146,666	8.788	90.69	608	360	4	0
196,103	8.289	91.04	624	360	22	0
312,004	7.202	96.04	663	360	22	60
253,998	7.479	97.4	656	360	23	120
238,666	7.899	86.86	640	360	34	0
243,581	7.041	89.41	671	360	35	60
339,500	7.368	98.18	654	360	35	120
158,580	8.433	92.28	595	360	58	0
213,399	7.149	77.72	670	360	59	60
270,900	6.975	90	761	240	119	120
259,228	7.459	84.29	697	360	119	0
344,333	7.063	95.66	715	360	119	60
387,964	6.567	90.38	710	360	119	120
279,422	7.787	94.02	634	480	23	0
282,703	7.593	93.26	636	480	34	0
268,530	8.343	100	622	480	59	0
296,021	7.073	95.58	718	480	119	0
189,468	8.116	92.77	641	420	29	79

16. Geographical Distribution of Mortgage Loans

Geographical Distribution of Mortgage Loans	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
California	1271	339,516,550	40
Florida	423	70,359,666	8
New York	258	67,535,247	8
Massachusetts	267	61,929,349	7
Maryland	211	41,109,282	5
Other	2,041	266,663,529	31
Total:	4,471	847,113,624	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
267,126	7.87	93.26	651	432	32	81
166,335	8.306	91.38	638	411	31	78
261,765	8.029	93.33	656	413	29	80
231,945	7.852	87.56	632	405	31	84
194,831	8.211	93.05	637	429	26	77
130,653	8.447	93.55	627	412	26	73
189,468	8.116	92.77	641	420	29	79

Prepay Penalty for Mortgage Loans

Prepay Penalty	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Prepay Penalty	2,806	550,706,579	65
None	1,665	296,407,044	35
Total:	4,471	847,113,624	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
196,260	7.963	93.02	641	424	30	80
178,022	8.4	92.32	639	412	27	78
189,468	8.116	92.77	641	420	29	79

Prepay Term for Mortgage Loans

Prepay Term	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
No Prepay Penalty	1,665	296,407,044	35
12	120	34,739,260	4
17	1	504,000	0
18	4	2,032,383	0
24	2,283	426,528,978	50
36	398	86,901,958	10
Total:	4,471	847,113,624	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
178,022	8.4	92.32	639	412	27	78
289,494	8.073	90.13	646	415	27	71
504,000	6.875	100	736	360	119	120
508,096	6.645	92.23	718	380	119	120
186,828	8.087	94.73	636	430	24	67
218,347	7.348	85.75	663	401	91	111
189,468	8.116	92.77	641	420	29	79

Fico Scores of Mortgage Loans

Fico Scores	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
500 - 519	79	14,165,602	2
520 - 539	99	18,440,958	2
540 - 559	126	23,458,773	3
560 - 579	137	28,508,606	3
580 - 599	472	65,022,054	8
600 - 619	925	163,055,352	19
620 - 639	744	132,376,529	16
640 - 659	625	128,723,503	15
660 - 679	445	88,496,663	10
680 - 699	287	62,514,229	7
700 - 719	219	50,292,857	6
720 - 739	142	32,714,663	4
740 - 759	79	18,612,346	2
760 - 779	63	12,151,065	1
780 - 799	23	6,841,951	1
800 >=	6	1,738,471	0
Total:	4,471	847,113,624	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
179,311	9.299	78.36	508	432	22	0
186,272	8.935	76.53	530	438	23	0
186,181	8.752	79.41	551	424	23	0
208,092	8.615	81.01	570	422	23	60
137,759	8.419	88.99	590	420	24	64
176,276	8.372	93.68	610	420	23	70
177,925	8.224	93.82	629	425	25	72
205,958	8.103	94.8	649	428	24	63
198,869	7.91	96.22	669	415	27	71
217,820	7.648	95.92	689	412	47	93
229,648	7.394	96.61	709	411	43	84
230,385	7.338	96.44	728	408	50	89
235,599	7.491	96.03	748	413	49	78
192,874	7.576	95.95	769	412	43	96
297,476	7.012	86.19	792	402	64	120
289,745	7.876	83.25	805	365	65	0
189,468	8.116	92.77	641	420	29	79

Original Principal Balances of Mortgage Loans

Range ($)	Number of Loans	Aggregate Original Balance as of Cut-off Date
0.01 - 25,000.00
25,000.01 - 50,000.00	32	1,423,515
50,000.01 - 75,000.00	115	7,285,075
75,000.01 - 100,000.00	165	14,606,814
100,000.01 - 125,000.00	190	21,616,228
125,000.01 - 150,000.00	199	27,481,034
150,000.01 - 175,000.00	167	27,136,292
175,000.01 - 200,000.00	184	34,615,315
200,000.01 - 225,000.00	176	37,701,483
225,000.01 - 250,000.00	158	37,454,667
250,000.01 - 275,000.00	168	44,100,995
275,000.01 - 300,000.00	157	45,389,485
300,000.01 - 333,700.00	156	49,363,047
333,700.01 - 350,000.00	78	26,696,107
350,000.01 - 600,000.00	510	223,745,950
600,000.01 - 1,000,000.00	71	52,267,194
1,000,000.01 >=	7	7,501,460
Total:	2,533	658,384,661

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO

0.22	44,419	9.074	91.71	614
1.11	63,243	8.808	90.92	600
2.22	88,395	8.499	91.91	612
3.28	113,619	8.258	92.21	614
4.17	137,923	8.04	93.15	624
4.12	162,302	7.915	92.23	633
5.26	187,916	8.001	91.08	622
5.73	213,999	7.804	92.32	630
5.69	236,829	7.834	93.02	631
6.7	262,243	7.652	92.76	642
6.89	288,807	7.777	92.04	634
7.5	316,110	7.593	94.67	646
4.06	341,963	7.667	92.88	637
33.99	438,328	7.661	95.32	651
7.94	735,501	7.523	90.95	653
1.14	1,070,520	7.385	81.4	656
100	259,663	7.766	93.29	640

Principal Balances of Mortgage Loans as of Cutoff Date

Range ($)	Number of Loans	Aggregate Principal Balance as of Cut-off Date
0.01 - 25,000.00
25,000.01 - 50,000.00	32	1,421,421
50,000.01 - 75,000.00	115	7,273,000
75,000.01 - 100,000.00	166	14,685,108
100,000.01 - 125,000.00	189	21,487,639
125,000.01 - 150,000.00	199	27,446,648
150,000.01 - 175,000.00	168	27,279,205
175,000.01 - 200,000.00	184	34,601,353
200,000.01 - 225,000.00	175	37,464,333
225,000.01 - 250,000.00	159	37,668,868
250,000.01 - 275,000.00	167	43,807,033
275,000.01 - 300,000.00	157	45,342,687
300,000.01 - 333,700.00	156	49,313,178
333,700.01 - 350,000.00	79	27,022,978
350,000.01 - 600,000.00	509	223,197,456
600,000.01 - 1,000,000.00	71	52,220,586
1,000,000.01 >=	7	7,493,641
Total:	2,533	657,725,136

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO

0.22	44,419	9.074	91.71	614
1.11	63,243	8.808	90.92	600
2.23	88,465	8.495	91.63	612
3.27	113,691	8.26	92.4	615
4.17	137,923	8.04	93.15	624
4.15	162,376	7.912	92.28	633
5.26	188,051	8.013	91.05	621
5.7	214,082	7.794	92.31	631
5.73	236,911	7.833	93.06	632
6.66	262,318	7.651	92.72	642
6.89	288,807	7.777	92.04	634
7.5	316,110	7.593	94.67	646
4.11	342,063	7.678	92.05	636
33.93	438,502	7.66	95.42	651
7.94	735,501	7.523	90.95	653
1.14	1,070,520	7.385	81.4	656
100	259,663	7.766	93.29	640

Current Mortgage Rates of Mortgage Loans

Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date
5.000 - 5.499	1	244,302
5.500 - 5.999	20	7,827,264
6.000 - 6.499	89	31,722,933
6.500 - 6.999	339	105,343,773
7.000 - 7.499	399	112,419,882
7.500 - 7.999	690	181,736,245
8.000 - 8.499	350	85,214,194
8.500 - 8.999	342	80,413,705
9.000 - 9.499	142	26,601,719
9.500 - 9.999	110	18,544,623
10.000 - 10.499	18	3,356,593
10.500 - 10.999	31	4,059,317
11.000 - 11.499	2	240,585
Total:	2,533	657,725,136

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
0.04	244,302	5.375	63.64	701
1.19	391,363	5.895	84.37	719
4.82	356,437	6.284	93.6	692
16.02	310,749	6.796	95.11	672
17.09	281,754	7.278	96.19	653
27.63	263,386	7.774	93.32	638
12.96	243,469	8.259	94.06	628
12.23	235,128	8.751	90.09	611
4.04	187,336	9.236	89.44	584
2.82	168,587	9.724	86.32	568
0.51	186,477	10.215	90.08	597
0.62	130,946	10.718	88.36	547
0.04	120,293	11.073	87.01	549
100	259,663	7.766	93.29	640

Original Term to Maturity of Mortgage Loans

Stated Original Term (months)	Number of Loans	Aggregate Principal Balance as of Cut-off Date
181 - 240	1	270,900
301 - 360	2,532	657,454,236
Total:	2,533	657,725,136

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
0.04	270,900	6.975	90	761
99.96	259,658	7.766	93.29	640
100	259,663	7.766	93.29	640

Stated Remaining Term to Maturity of Mortgage Loans

Range of Stated Remaining Terms (months)	Number of Loans	Aggregate Principal Balance as of Cut-off Date
181 - 240	1	270,900
301 - 360	2,532	657,454,236
Total:	2,533	657,725,136

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
0.04	270,900	6.975	90	761
99.96	259,658	7.766	93.29	640
100	259,663	7.766	93.29	640

7. Mortgage Insurance

Mortgage Insurance	Number of Loans	Aggregate Principal Balance as of Cut-off Date
Yes
No	2,533	657,725,136
Total:	2,533	657,725,136

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO

100	259,663	7.766	93.29	640
100	259,663	7.766	93.29	640

Lien	Number of Loans	Aggregate Principal Balance as of Cut-off Date
1	2,533	657,725,136
Total:	2,533	657,725,136

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
100	259,663	7.766	93.29	640
100	259,663	7.766	93.29	640

Seasoning(mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date
0	8	2,706,526
1	1,604	422,535,382
2	722	184,243,451
3	100	24,924,448
4	35	10,030,003
5	41	9,168,862
6	15	2,653,914
7	4	504,915
8	4	957,635
Total:	2,533	657,725,136

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
0.41	338,316	7.422	95.93	662
64.24	263,426	7.677	93.77	644
28.01	255,185	7.912	92.68	636
3.79	249,244	8.067	93.34	624
1.52	286,572	8.03	87.04	611
1.39	223,631	8.04	90.39	613
0.4	176,928	7.876	93.52	626
0.08	126,229	7.22	88.79	586
0.15	239,409	6.572	84.94	715
100	259,663	7.766	93.29	640

Combined Loan-to-Value Ratios of Mortgage Loans

Combined LTVs	Number of Loans	Aggregate Principal Balance as of Cut-off Date
0.001 - 25.000	3	259,514
25.001 - 30.000	3	517,296
30.001 - 35.000	3	402,545
35.001 - 40.000	7	2,519,190
40.001 - 45.000	8	1,432,903
45.001 - 50.000	11	1,961,089
50.001 - 55.000	25	5,290,716
55.001 - 60.000	21	5,619,806
60.001 - 65.000	34	7,825,416
65.001 - 70.000	64	14,914,382
70.001 - 75.000	51	15,055,457
75.001 - 80.000	161	41,696,413
80.001 - 85.000	141	34,844,068
85.001 - 90.000	192	55,171,660
90.001 - 95.000	284	71,736,334
95.001 - 100.000	1,525	398,478,347
Total:	2,533	657,725,136

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
0.04	86,505	8.554	23.88	546
0.08	172,432	8.497	28.82	547
0.06	134,182	8.302	31.44	526
0.38	359,884	7.179	38.46	696
0.22	179,113	7.73	43.28	601
0.3	178,281	7.954	47.45	571
0.8	211,629	8.061	52.75	582
0.85	267,610	8.137	57.45	595
1.19	230,159	7.939	63.07	596
2.27	233,037	7.917	69.07	595
2.29	295,205	8.014	73.54	604
6.34	258,984	7.905	79.49	610
5.3	247,121	8.087	84.5	603
8.39	287,352	8.037	89.77	628
10.91	252,593	8.297	94.64	624
60.58	261,297	7.563	99.98	657
100	259,663	7.766	93.29	640

Owner Occupancy of Mortgage Loans

Owner Occupancy	Number of Loans	Aggregate Principal Balance as of Cut-off Date
Primary	2,416	629,976,177
Second Home	61	15,301,600
Investment	56	12,447,359
Total:	2,533	657,725,136

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
95.78	260,752	7.752	93.41	639
2.33	250,846	7.7	94.05	688
1.89	222,274	8.542	86.48	661
100	259,663	7.766	93.29	640

Property Type of Mortgage Loans

Property Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date
Single Family	1,782	444,272,048
Planned Unit Development	320	90,309,817
Condominium	234	53,476,474
Two-to-Four Family	197	69,666,796
Total:	2,533	657,725,136

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
67.55	249,311	7.769	92.61	636
13.73	282,218	7.818	95.03	642
8.13	228,532	7.501	95.21	653
10.59	353,639	7.878	93.91	657
100	259,663	7.766	93.29	640

Loan Purpose of Mortgage Loans

Loan Purpose	Number of Loans	Aggregate Principal Balance as of Cut-off Date
Purchase	1,594	408,883,886
Refinance - Cashout	884	235,592,272
Refinance - Rate Term	55	13,248,978
Total:	2,533	657,725,136

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
62.17	256,514	7.686	98.08	655
35.82	266,507	7.908	85.26	615
2.01	240,891	7.696	88.1	638
100	259,663	7.766	93.29	640

Document Type of Mortgage Loans

Document Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date
Stated Documentation	1,191	351,289,177
Full	895	174,063,068
Limited	379	111,531,279
Lite	68	20,841,611
Total:	2,533	657,725,136

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
53.41	294,953	7.844	94.52	654
26.46	194,484	7.794	92.08	617
16.96	294,278	7.495	91.49	635
3.17	306,494	7.654	92.37	630
100	259,663	7.766	93.29	640

Product Type of Mortgage Loans

Product Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date
ARM 30 Year	5	733,329
2/28 ARM	737	144,528,061
2/28 ARM 5 Year Interest Only	218	68,016,837
2/28 ARM 10 Year Interest Only	27	6,857,938
3/27 ARM	25	5,966,645
3/27 ARM 5 Year Interest Only	11	2,679,388
3/27 ARM 10 Year Interest Only	3	1,018,500
5/25 ARM	4	634,321
5/25 ARM 5 Year Interest Only	5	1,066,997
10/10 ARM 10 Year Interest Only	1	270,900
10/20 ARM	23	5,962,249
10/20 ARM 5 Year Interest Only	3	1,033,000
10/20 ARM 10 Year Interest Only	67	25,993,613
30/40 Year ARM 2/28 (Balloon)	1329	371,351,200
30/40 Year ARM 3/27 (Balloon)	36	10,177,306
30/40 Year ARM 5/25 (Balloon)	4	1,074,120
30/40 Year ARM 10/20 (Balloon)	35	10,360,731
Total:	2533	657,725,136

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN
0	146,666	8.788
22	196,103	8.289
10	312,004	7.202
1	253,998	7.479
1	238,666	7.899
0	243,581	7.041
0	339,500	7.368
0	158,580	8.433
0	213,399	7.149
0	270,900	6.975
1	259,228	7.459
0	344,333	7.063
4	387,964	6.567
56	279,422	7.787
2	282,703	7.593
0	268,530	8.343
2	296,021	7.073
100	259,663	7.766

WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
90.69	608	360	4	0
91.04	624	360	22	0
96.04	663	360	22	60
97.4	656	360	23	120
86.86	640	360	34	0
89.41	671	360	35	60
98.18	654	360	35	120
92.28	595	360	58	0
77.72	670	360	59	60
90	761	240	119	120
84.29	697	360	119	0
95.66	715	360	119	60
90.38	710	360	119	120
94.02	634	480	23	0
93.26	636	480	34	0
100	622	480	59	0
95.58	718	480	119	0
93.29	640	432	29	79

16. Geographical Distribution of Mortgage Loans

Geographical Distribution of Mortgage Loans	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN
California	755	278,205,226	42	368,484	7.504
Florida	239	53,314,355	8	223,073	7.931
New York	131	47,538,988	7	362,893	7.644
Massachusetts	135	37,552,541	6	278,167	7.545
Maryland	123	33,012,762	5	268,396	7.748
Other	1,150	208,101,264	32	180,958	8.144
Total:	2,533	657,725,136	100	259,663	7.766

WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
93.53	651	443	32	81
93.05	639	421	31	78
94.59	657	430	29	80
88.99	628	409	31	84
92.42	637	439	26	77
93.65	625	423	26	73
93.29	640	432	29	79

Prepay Penalty for Mortgage Loans

Prepay Penalty	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN
Prepay Penalty	1,739	440,454,073	67	253,280	7.666
None	794	217,271,062	33	273,641	7.968
Total:	2,533	657,725,136	100	259,663	7.766

WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
93.74	641	436	30	80
92.37	639	423	27	78
93.29	640	432	29	79

Prepay Term for Mortgage Loans

Prepay Term	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN
No Prepay Penalty	794	217,271,062	33	273,641	7.968
12	62	22,766,848	3	367,207	8.16
17	1	504,000	0	504,000	6.875
18	4	2,032,383	0	508,096	6.645
24	1,532	375,200,758	57	244,909	7.707
36	140	39,950,084	6	285,358	7.055
Total:	2,533	657,725,136	100	259,663	7.766

WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
92.37	639	423	27	78
92.44	645	441	27	71
100	736	360	119	120
92.23	718	380	119	120
94.18	635	440	24	67
90.35	690	401	91	111
93.29	640	432	29	79

Fico Scores of Mortgage Loans

Fico Scores	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN
500 - 519	71	13,205,867	2	185,998	9.242
520 - 539	88	16,984,142	3	193,002	8.921
540 - 559	106	20,463,015	3	193,047	8.766
560 - 579	112	24,578,898	4	219,454	8.603
580 - 599	243	47,745,964	7	196,485	8.035
600 - 619	493	126,228,475	19	256,042	7.934
620 - 639	368	97,183,963	15	264,087	7.757
640 - 659	312	93,103,317	14	298,408	7.737
660 - 679	237	67,582,150	10	285,157	7.433
680 - 699	177	51,002,367	8	288,149	7.362
700 - 719	132	40,778,981	6	308,932	7.061
720 - 739	84	26,176,755	4	311,628	7.023
740 - 759	54	15,712,143	2	290,966	7.218
760 - 779	35	9,415,908	1	269,026	7.205
780 - 799	17	5,915,599	1	347,976	6.812
800 >=	4	1,647,592	0	411,898	7.791
Total:	2,533	657,725,136	100	259,663	7.766

WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
78.43	508	434	22	0
76.25	530	442	23	0
80.06	551	430	23	0
82.78	570	428	23	60
90.12	590	433	24	64
94.2	610	434	23	70
94.47	629	440	25	72
96.21	649	443	24	63
96.85	669	429	27	71
96.4	689	421	47	93
97.13	709	417	43	84
96.74	728	414	50	89
96.4	748	422	49	78
96.9	769	428	43	96
85.61	792	403	64	120
82.33	805	366	65	0
93.29	640	432	29	79

Original Principal Balances of Mortgage Loans

Range ($)	Number of Loans	Aggregate Original Balance as of Cut-off Date
0.01 - 25,000.00	189	3,691,643
25,000.01 - 50,000.00	479	17,808,773
50,000.01 - 75,000.00	424	26,374,216
75,000.01 - 100,000.00	272	23,506,848
100,000.01 - 125,000.00	176	19,601,378
125,000.01 - 150,000.00	102	14,043,691
150,000.01 - 175,000.00	54	8,696,810
175,000.01 - 200,000.00	37	6,912,650
200,000.01 - 225,000.00	26	5,576,479
225,000.01 - 250,000.00	33	7,823,420
250,000.01 - 275,000.00	15	3,939,850
275,000.01 - 300,000.00	21	6,069,100
300,000.01 - 333,700.00	30	9,458,705
333,700.01 - 350,000.00	16	5,486,646
350,000.01 - 600,000.00	56	24,272,620
600,000.01 - 1,000,000.00	7	5,336,500
1,000,000.01 >=	1	1,075,000
Total:	1,938	189,674,329

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
1.95	19,503	10.91	99.37	627
9.39	37,114	11.08	98.38	637
13.91	62,128	10.977	97.61	642
12.4	86,311	10.631	96.46	644
10.33	111,201	10.012	95.31	642
7.41	137,520	9.753	93.66	640
4.58	160,762	9.11	91.07	647
3.64	186,457	8.644	85.18	626
2.94	214,120	7.9	83.43	635
4.13	236,736	8.019	86.35	647
2.08	262,337	7.712	83.94	654
3.2	288,550	7.565	86.79	635
4.99	314,798	7.434	83.68	640
2.89	342,189	7.509	88.05	652
12.8	432,786	7.419	82.3	647
2.81	760,773	7.115	78.65	668
0.57	1,073,399	7.5	39.01	587
100	97,724	9.332	90.98	642

Principal Balances of Mortgage Loans as of Cutoff Date

Range ($)	Number of Loans	Aggregate Principal Balance as of Cut-off Date
0.01 - 25,000.00	189	3,686,074
25,000.01 - 50,000.00	479	17,777,440
50,000.01 - 75,000.00	424	26,342,099
75,000.01 - 100,000.00	272	23,476,555
100,000.01 - 125,000.00	176	19,571,449
125,000.01 - 150,000.00	102	14,027,014
150,000.01 - 175,000.00	54	8,681,124
175,000.01 - 200,000.00	37	6,898,927
200,000.01 - 225,000.00	26	5,567,122
225,000.01 - 250,000.00	33	7,812,295
250,000.01 - 275,000.00	15	3,935,052
275,000.01 - 300,000.00	21	6,059,546
300,000.01 - 333,700.00	31	9,776,230
333,700.01 - 350,000.00	15	5,142,747
350,000.01 - 600,000.00	56	24,236,008
600,000.01 - 1,000,000.00	7	5,325,409
1,000,000.01 >=	1	1,073,399
Total:	1,938	189,388,488

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
1.95	19,503	10.91	99.37	627
9.39	37,114	11.08	98.38	637
13.91	62,128	10.977	97.61	642
12.4	86,311	10.631	96.46	644
10.33	111,201	10.012	95.31	642
7.41	137,520	9.753	93.66	640
4.58	160,762	9.11	91.07	647
3.64	186,457	8.644	85.18	626
2.94	214,120	7.9	83.43	635
4.13	236,736	8.019	86.35	647
2.08	262,337	7.712	83.94	654
3.2	288,550	7.565	86.79	635
5.16	315,362	7.429	83.89	642
2.72	342,850	7.523	87.92	648
12.8	432,786	7.419	82.3	647
2.81	760,773	7.115	78.65	668
0.57	1,073,399	7.5	39.01	587
100	97,724	9.332	90.98	642

Current Mortgage Rates of Mortgage Loans

Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date
5.000 - 5.499
5.500 - 5.999	4	833,556
6.000 - 6.499	15	4,212,170
6.500 - 6.999	86	23,230,448
7.000 - 7.499	78	18,912,839
7.500 - 7.999	109	24,825,176
8.000 - 8.499	68	10,701,138
8.500 - 8.999	98	10,117,321
9.000 - 9.499	69	5,786,613
9.500 - 9.999	188	10,546,451
10.000 - 10.499	64	4,711,172
10.500 - 10.999	359	25,651,273
11.000 - 11.499	312	23,142,979
11.500 - 11.999	167	8,809,662
12.000 - 12.499	140	6,998,855
12.500 - 12.999	180	10,827,889
13.000 - 13.499	1	80,947
Total:	1,938	189,388,488

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO

0.44	208,389	5.877	65.53	697
2.22	280,811	6.349	81.13	668
12.27	270,121	6.822	79.47	657
9.99	242,472	7.287	85.53	643
13.11	227,754	7.736	83.27	637
5.65	157,370	8.294	84.73	637
5.34	103,238	8.706	89.33	626
3.06	83,864	9.222	89.37	639
5.57	56,098	9.849	96.8	641
2.49	73,612	10.228	97.42	655
13.54	71,452	10.825	99.31	649
12.22	74,176	11.207	99.17	642
4.65	52,752	11.783	99.37	634
3.7	49,992	12.222	99.58	622
5.72	60,155	12.708	99.19	628
0.04	80,947	13.25	95	687
100	97,724	9.332	90.98	642

Original Term to Maturity of Mortgage Loans

Stated Original Term (months)	Number of Loans	Aggregate Principal Balance as of Cut-off Date
61 - 120	1	61,656
121 - 180	1481	93,477,578
181 - 240	7	579,217
301 - 360	449	95,270,037
Total:	1,938	189,388,488

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
0.03	61,656	8.625	52.07	645
49.36	63,118	11.05	98.89	647
0.31	82,745	9.546	88.37	601
50.3	212,183	7.645	83.27	638
100	97,724	9.332	90.98	642

Stated Remaining Term to Maturity of Mortgage Loans

Range of Stated Remaining Terms (months)	Number of Loans	Aggregate Principal Balance as of Cut-off Date
61 - 120	1	61,656
121 - 180	1481	93,477,578
181 - 240	7	579,217
301 - 360	449	95,270,037
Total:	1,938	189,388,488

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
0.03	61,656	8.625	52.07	645
49.36	63,118	11.05	98.89	647
0.31	82,745	9.546	88.37	601
50.3	212,183	7.645	83.27	638
100	97,724	9.332	90.98	642

7. Mortgage Insurance

Mortgage Insurance	Number of Loans	Aggregate Principal Balance as of Cut-off Date
Yes
No	1,938	189,388,488
Total:	1,938	189,388,488

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO

100	97,724	9.332	90.98	642
100	97,724	9.332	90.98	642

Lien	Number of Loans	Aggregate Principal Balance as of Cut-off Date
1	473	97,540,658
2	1465	91,847,830
Total:	1,938	189,388,488

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
51.5	206,217	7.65	83.01	637
48.5	62,695	11.117	99.45	647
100	97,724	9.332	90.98	642

Seasoning(mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date
0	8	648,872
1	1,261	129,310,201
2	543	49,500,275
3	77	5,892,947
4	20	1,805,271
5	17	1,201,055
6	10	959,392
7	1	40,649
8	1	29,826
Total:	1,938	189,388,488

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
0.34	81,109	10.919	100	670
68.28	102,546	9.226	90.66	642
26.14	91,161	9.463	91.37	641
3.11	76,532	10.09	92.16	639
0.95	90,264	10.104	91.69	663
0.63	70,650	10.234	97.81	651
0.51	95,939	8.418	90.56	678
0.02	40,649	8.375	100	640
0.02	29,826	9.99	85	735
100	97,724	9.332	90.98	642

Combined Loan-to-Value Ratios of Mortgage Loans

Combined LTVs	Number of Loans	Aggregate Principal Balance as of Cut-off Date
0.001 - 25.000	1	49,724
25.001 - 30.000	3	196,445
30.001 - 35.000	1	106,210
35.001 - 40.000	5	1,391,661
40.001 - 45.000	4	612,876
45.001 - 50.000	5	701,211
50.001 - 55.000	8	1,707,231
55.001 - 60.000	11	2,222,669
60.001 - 65.000	22	5,464,568
65.001 - 70.000	26	6,812,210
70.001 - 75.000	22	4,725,403
75.001 - 80.000	83	18,596,658
80.001 - 85.000	50	10,762,099
85.001 - 90.000	93	15,094,350
90.001 - 95.000	146	15,592,824
95.001 - 100.000	1,458	105,352,349
Total:	1,938	189,388,488

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
0.03	49,724	8.57	14.49	592
0.1	65,482	7.84	26.08	608
0.06	106,210	6.595	30.41	598
0.73	278,332	7.631	38.8	591
0.32	153,219	7.374	41.41	580
0.37	140,242	8.337	46.93	604
0.9	213,404	7.721	52.88	583
1.17	202,061	7.611	58.01	605
2.89	248,389	7.355	63.08	624
3.6	262,008	7.284	68.11	627
2.5	214,791	7.433	73.81	625
9.82	224,056	7.459	79.16	638
5.68	215,242	7.584	83.91	644
7.97	162,305	8.128	89.45	647
8.23	106,800	9.527	94.63	642
55.63	72,258	10.413	99.97	648
100	97,724	9.332	90.98	642

Owner Occupancy of Mortgage Loans

Owner Occupancy	Number of Loans	Aggregate Principal Balance as of Cut-off Date
Primary	1,862	183,286,059
Second Home	48	3,063,779
Investment	28	3,038,650
Total:	1,938	189,388,488

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
96.78	98,435	9.345	91.08	641
1.62	63,829	9.881	99.45	716
1.6	108,523	7.946	76.65	653
100	97,724	9.332	90.98	642

Property Type of Mortgage Loans

Property Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date
Single Family	1,372	133,377,027
Planned Unit Development	225	17,490,783
Condominium	183	13,925,549
Two-to-Four Family	158	24,595,129
Total:	1,938	189,388,488

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
70.43	97,214	9.199	90.33	638
9.24	77,737	10.43	97.86	646
7.35	76,096	9.683	92.49	645
12.99	155,665	9.071	88.81	663
100	97,724	9.332	90.98	642

Loan Purpose of Mortgage Loans

Loan Purpose	Number of Loans	Aggregate Principal Balance as of Cut-off Date
Purchase	1,310	93,397,039
Refinance - Cashout	584	89,806,985
Refinance - Rate Term	44	6,184,464
Total:	1,938	189,388,488

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
49.32	71,295	10.417	98.65	649
47.42	153,779	8.27	83.29	636
3.27	140,556	8.351	86.95	629
100	97,724	9.332	90.98	642

Document Type of Mortgage Loans

Document Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date
Stated Documentation	919	88,118,908
Full	680	58,171,906
Limited	292	37,669,395
Lite	47	5,428,279
Total:	1,938	189,388,488

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
46.53	95,886	10.033	93.59	651
30.72	85,547	8.745	88.69	631
19.89	129,005	8.616	88.2	637
2.87	115,495	9.206	92.65	655
100	97,724	9.332	90.98	642

Product Type of Mortgage Loans

Product Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
10 Year Fixed	1	61,656	0
15 Year Fixed	37	2,434,421	1
20 Year Fixed	7	579,217	0
30 Year Fixed	305	58,883,662	31
15/30 Year Fixed (Balloon)	1444	91,043,157	48
30/40 Year Fixed (Balloon)	144	36,386,375	19
Total:	1938	189,388,488	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
61,656	8.625	52.07	645	120	0	0
65,795	8.573	78.13	630	180	0	0
82,745	9.546	88.37	601	240	0	0
193,061	7.664	82.66	639	360	0	0
63,049	11.116	99.44	647	360	0	0
252,683	7.613	84.25	637	480	0	0
97,724	9.332	90.98	642	380	0	0

16. Geographical Distribution of Mortgage Loans

Geographical Distribution of Mortgage Loans	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
California	516	61,311,324	32
Massachusetts	132	24,376,808	13
New York	127	19,996,259	11
Florida	184	17,045,311	9
Texas	164	8,895,051	5
Other	815	57,763,734	31
Total:	1,938	189,388,488	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
118,820	9.533	92.03	651	382	0	0
184,673	8.326	85.36	639	398	0	0
157,451	8.943	90.31	654	374	0	0
92,638	9.48	86.15	637	382	0	0
54,238	8.96	93.59	631	359	0	0
70,876	9.69	93.5	634	376	0	0
97,724	9.332	90.98	642	380	0	0

Prepay Penalty for Mortgage Loans

Prepay Penalty	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Prepay Penalty	1,067	110,252,506	58
None	871	79,135,982	42
Total:	1,938	189,388,488	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
103,329	9.15	90.12	643	379	0	0
90,856	9.584	92.18	641	382	0	0
97,724	9.332	90.98	642	380	0	0

Prepay Term for Mortgage Loans

Prepay Term	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
No Prepay Penalty	871	79,135,982	42
12	58	11,972,412	6
24	751	51,328,221	27
36	258	46,951,874	25
Total:	1,938	189,388,488	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
90,856	9.584	92.18	641	382	0	0
206,421	7.909	85.74	646	366	0	0
68,346	10.861	98.73	646	362	0	0
181,984	7.597	81.84	639	401	0	0
97,724	9.332	90.98	642	380	0	0

Fico Scores of Mortgage Loans

Fico Scores	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
500 - 519	8	959,735	1
520 - 539	11	1,456,815	1
540 - 559	20	2,995,758	2
560 - 579	25	3,929,708	2
580 - 599	229	17,276,091	9
600 - 619	432	36,826,877	19
620 - 639	376	35,192,565	19
640 - 659	313	35,620,186	19
660 - 679	208	20,914,513	11
680 - 699	110	11,511,862	6
700 - 719	87	9,513,877	5
720 - 739	58	6,537,908	3
740 - 759	25	2,900,204	2
760 - 779	28	2,735,157	1
780 - 799	6	926,353	0
800 >=	2	90,879	0
Total:	1,938	189,388,488	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
119,967	10.08	77.35	508	400	0	0
132,438	9.101	79.75	532	387	0	0
149,788	8.652	74.92	551	382	0	0
157,188	8.694	69.95	571	388	0	0
75,441	9.481	85.9	591	381	0	0
85,247	9.875	91.9	611	375	0	0
93,597	9.515	92.01	629	385	0	0
113,803	9.061	91.13	649	388	0	0
100,551	9.452	94.2	670	371	0	0
104,653	8.914	93.78	689	371	0	0
109,355	8.822	94.4	710	387	0	0
112,723	8.601	95.23	729	384	0	0
116,008	8.972	94	750	369	0	0
97,684	8.851	92.7	768	354	0	0
154,392	8.287	89.86	792	394	0	0
45,440	9.417	100	803	360	0	0
97,724	9.332	90.98	642	380	0	0

Original Principal Balances of Mortgage Loans

Range ($)	Number of Loans	Aggregate Original Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 - 25,000.00
25,000.01 - 50,000.00
50,000.01 - 75,000.00	2	135,500	0.13
75,000.01 - 100,000.00	7	651,520	0.61
100,000.01 - 125,000.00	10	1,177,027	1.1
125,000.01 - 150,000.00	19	2,674,575	2.5
150,000.01 - 175,000.00	17	2,753,610	2.57
175,000.01 - 200,000.00	21	3,910,388	3.66
200,000.01 - 225,000.00	27	5,780,680	5.41
225,000.01 - 250,000.00	19	4,491,797	4.2
250,000.01 - 275,000.00	33	8,557,405	8
275,000.01 - 300,000.00	24	6,951,775	6.5
300,000.01 - 333,700.00	22	6,964,740	6.51
333,700.01 - 350,000.00	10	3,431,605	3.21
350,000.01 - 600,000.00	107	46,862,278	43.82
600,000.01 - 1,000,000.00	16	11,584,058	10.83
1,000,000.01 >=	1	1,012,500	0.95
Total:	335	106,939,458	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO

67,725	7.272	94.67	700
93,074	7.401	93.11	629
117,700	7.579	100	654
140,767	7.415	91.79	658
161,977	7.471	94.87	645
186,203	7.311	97.7	662
214,094	7.184	90.07	668
236,408	7.516	95.17	653
259,315	7.02	94.98	681
289,657	7.19	97	680
316,579	6.851	91.18	681
343,161	7.305	92.35	660
437,961	7.024	96.3	677
723,912	6.672	89.72	692
1,012,500	6.625	75	693
319,215	7.06	94.4	675

Principal Balances of Mortgage Loans as of Cutoff Date

Range ($)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 - 25,000.00
25,000.01 - 50,000.00
50,000.01 - 75,000.00	2	135,450	0.13
75,000.01 - 100,000.00	7	651,520	0.61
100,000.01 - 125,000.00	10	1,177,005	1.1
125,000.01 - 150,000.00	19	2,674,575	2.5
150,000.01 - 175,000.00	17	2,753,610	2.57
175,000.01 - 200,000.00	21	3,910,261	3.66
200,000.01 - 225,000.00	27	5,780,530	5.41
225,000.01 - 250,000.00	19	4,491,743	4.2
250,000.01 - 275,000.00	33	8,557,405	8
275,000.01 - 300,000.00	24	6,951,775	6.5
300,000.01 - 333,700.00	22	6,964,739	6.51
333,700.01 - 350,000.00	10	3,431,605	3.21
350,000.01 - 600,000.00	107	46,861,870	43.82
600,000.01 - 1,000,000.00	16	11,582,585	10.83
1,000,000.01 >=	1	1,012,500	0.95
Total:	335	106,937,173	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO

67,725	7.272	94.67	700
93,074	7.401	93.11	629
117,700	7.579	100	654
140,767	7.415	91.79	658
161,977	7.471	94.87	645
186,203	7.311	97.7	662
214,094	7.184	90.07	668
236,408	7.516	95.17	653
259,315	7.02	94.98	681
289,657	7.19	97	680
316,579	6.851	91.18	681
343,161	7.305	92.35	660
437,961	7.024	96.3	677
723,912	6.672	89.72	692
1,012,500	6.625	75	693
319,215	7.06	94.4	675

Current Mortgage Rates of Mortgage Loans

Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
5.000 - 5.499
5.500 - 5.999	12	4,851,226	4.54
6.000 - 6.499	43	16,995,554	15.89
6.500 - 6.999	106	37,751,782	35.3
7.000 - 7.499	68	19,066,962	17.83
7.500 - 7.999	82	21,149,878	19.78
8.000 - 8.499	13	3,445,249	3.22
8.500 - 8.999	9	2,956,497	2.76
9.500 - 9.999	1	296,025	0.28
10.000 - 10.499	1	424,000	0.4
Total:	335	106,937,173	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO

404,269	5.867	74.94	733
395,245	6.294	93.83	701
356,149	6.768	95.54	679
280,397	7.292	95.77	664
257,925	7.74	95.75	653
265,019	8.281	96.28	650
328,500	8.673	94.44	662
296,025	9.65	95	594
424,000	10.12	94.92	609
319,215	7.06	94.4	675

Original Term to Maturity of Mortgage Loans

Stated Original Term (months)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
181 - 240	1	270,900	0.25
301 - 360	334	106,666,273	99.75
Total:	335	106,937,173	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
270,900	6.975	90	761
319,360	7.06	94.42	675
319,215	7.06	94.4	675

Stated Remaining Term to Maturity of Mortgage Loans

Range of Stated Remaining Terms (months)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
181 - 240	1	270,900	0.25
301 - 360	334	106,666,273	99.75
Total:	335	106,937,173	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
270,900	6.975	90	761
319,360	7.06	94.42	675
319,215	7.06	94.4	675

7. Mortgage Insurance

Mortgage Insurance	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Yes
No	335	106,937,173	100
Total:	335	106,937,173	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO

319,215	7.06	94.4	675
319,215	7.06	94.4	675

Lien	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
1	335	106,937,173	100
Total:	335	106,937,173	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
319,215	7.06	94.4	675
319,215	7.06	94.4	675

Seasoning(mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0	1	432,000	0.4
1	222	72,956,539	68.22
2	86	26,719,919	24.99
3	12	3,340,529	3.12
4	4	1,013,250	0.95
5	5	1,122,367	1.05
6	3	658,320	0.62
8	2	694,250	0.65
Total:	335	106,937,173	100

AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
432,000	6.88	100	629
328,633	6.957	94.25	680
310,697	7.319	95.6	669
278,377	7.313	90.15	641
253,312	7.181	91.16	676
224,473	6.91	91.9	644
219,440	7.42	99.99	629
347,125	6.513	85	723
319,215	7.06	94.4	675

Combined Loan-to-Value Ratios of Mortgage Loans

Combined LTVs	Number of Loans	Aggregate Principal Balance as of Cut-off Date
0.001 - 25.000
25.001 - 30.000
30.001 - 35.000
35.001 - 40.000	1	1,000,000
45.001 - 50.000	2	308,000
55.001 - 60.000	2	623,000
60.001 - 65.000	4	1,030,350
65.001 - 70.000	6	1,643,000
70.001 - 75.000	4	1,878,699
75.001 - 80.000	15	4,741,400
80.001 - 85.000	18	6,194,625
85.001 - 90.000	28	10,122,862
90.001 - 95.000	26	8,553,085
95.001 - 100.000	229	70,842,151
Total:	335	106,937,173

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO

0.94	1,000,000	5.875	40	794
0.29	154,000	6.53	47.39	718
0.58	311,500	6.32	56.67	682
0.96	257,588	7.006	62.34	647
1.54	273,833	6.278	69.25	681
1.76	469,675	6.552	73.9	676
4.43	316,093	6.759	79.03	684
5.79	344,146	7.262	84.56	656
9.47	361,531	7.058	89.6	664
8	328,965	7.756	93.69	652
66.25	309,354	7.037	99.96	679
100	319,215	7.06	94.4	675

Owner Occupancy of Mortgage Loans

Owner Occupancy	Number of Loans	Aggregate Principal Balance as of Cut-off Date
Primary	325	103,554,241
Second Home	10	3,382,932
Total:	335	106,937,173

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
96.84	318,628	7.056	94.35	675
3.16	338,293	7.181	96.12	685
100	319,215	7.06	94.4	675

Property Type of Mortgage Loans

Property Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date
Single Family	237	75,607,791
Planned Unit Development	47	16,650,368
Condominium	38	10,348,815
Two-to-Four Family	13	4,330,199
Total:	335	106,937,173

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
70.7	319,020	7.089	94.14	672
15.57	354,263	7.022	94.85	685
9.68	272,337	6.904	96.18	686
4.05	333,092	7.078	93.05	664
100	319,215	7.06	94.4	675

Loan Purpose of Mortgage Loans

Loan Purpose	Number of Loans	Aggregate Principal Balance as of Cut-off Date
Purchase	188	60,121,086
Refinance - Cashout	136	43,599,437
Refinance - Rate Term	11	3,216,650
Total:	335	106,937,173

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
56.22	319,793	7.009	98.46	686
40.77	320,584	7.123	89.28	660
3.01	292,423	7.149	87.99	678
100	319,215	7.06	94.4	675

Document Type of Mortgage Loans

Document Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date
Full	130	37,431,743
Stated Documentation	109	35,632,659
Limited	85	29,932,786
Lite	11	3,939,985
Total:	335	106,937,173

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO
35	287,936	7.073	94.46	659
33.32	326,905	7.195	96.85	700
27.99	352,150	6.89	91.35	667
3.68	358,180	7.012	94.92	672
100	319,215	7.06	94.4	675

Product Type of Mortgage Loans

Product Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date
2/28 ARM 5 Year Interest Only	218	68,016,837
2/28 ARM 10 Year Interest Only	27	6,857,938
3/27 ARM 5 Year Interest Only	11	2,679,388
3/27 ARM 10 Year Interest Only	3	1,018,500
5/25 ARM 5 Year Interest Only	5	1,066,997
10/10 ARM 10 Year Interest Only	1	270,900
10/20 ARM 5 Year Interest Only	3	1,033,000
10/20 ARM 10 Year Interest Only	67	25,993,613
Total:	335	106,937,173

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
64	312,004	7.202	96.04	663	360	22	60
6	253,998	7.479	97.4	656	360	23	120
3	243,581	7.041	89.41	671	360	35	60
1	339,500	7.368	98.18	654	360	35	120
1	213,399	7.149	77.72	670	360	59	60
0	270,900	6.975	90	761	240	119	120
1	344,333	7.063	95.66	715	360	119	60
24	387,964	6.567	90.38	710	360	119	120
100	319,215	7.06	94.4	675	360	48	79

16. Geographical Distribution of Mortgage Loans

Geographical Distribution of Mortgage Loans	Number of Loans	Aggregate Principal Balance as of Cut-off Date
California	152	60,484,814
Florida	29	7,393,556
Massachusetts	23	6,784,549
New York	13	4,853,966
Washington	20	4,551,595
Other	98	22,868,693
Total:	335	106,937,173

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
57	397,926	6.856	94.89	688	360	54	81
7	254,950	7.239	94.51	677	356	48	78
6	294,980	7.14	89.28	648	360	42	84
5	373,382	7.113	95.93	685	360	51	80
4	227,580	7.185	95.26	657	360	36	72
21	233,354	7.482	94.12	651	360	33	74
100	319,215	7.06	94.4	675	360	48	79

Prepay Penalty for Mortgage Loans

Prepay Penalty	Number of Loans	Aggregate Principal Balance as of Cut-off Date
Prepay Penalty	247	80,487,072
None	88	26,450,101
Total:	335	106,937,173

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
75	325,859	6.95	94.7	680	360	50	80
25	300,569	7.396	93.5	661	360	40	78
100	319,215	7.06	94.4	675	360	48	79

Prepay Term for Mortgage Loans

Prepay Term	Number of Loans	Aggregate Principal Balance as of Cut-off Date
No Prepay Penalty	88	26,450,101
12	10	2,772,580
17	1	504,000
18	3	1,691,000
24	178	55,717,089
36	55	19,802,404
Total:	335	106,937,173

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term
25	300,569	7.396	93.5	661	360	40	78
3	277,258	7.6	99.19	689	360	33	71
0	504,000	6.875	100	736	360	119	120
2	563,667	6.442	90.66	724	360	119	120
52	313,017	7.065	96.56	669	360	28	67
19	360,044	6.578	89.04	705	358	109	111
100	319,215	7.06	94.4	675	360	48	79

Fico Scores of Mortgage Loans

Fico Scores	Number of Loans	Aggregate Principal Balance as of Cut-off Date
500 - 519
520 - 539
540 - 559
560 - 579	1	126,400
580 - 599	14	3,560,985
600 - 619	50	14,496,381
620 - 639	42	12,009,740
640 - 659	30	9,503,323
660 - 679	47	15,169,045
680 - 699	49	16,829,803
700 - 719	47	15,473,375
720 - 739	29	11,009,167
740 - 759	14	4,359,140
760 - 779	7	1,769,500
780 - 799	5	2,630,315
Total:	335	106,937,173

% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	WA FICO	WA Amort Term	WA Mos to Roll	WA IO Term

0	126,400	7.99	100	579	360	21	60
3	254,356	7.278	89.45	590	360	24	64
14	289,928	7.421	94.58	610	360	24	70
11	285,946	7.311	93.52	629	360	35	72
9	316,777	7.433	94.06	650	360	24	63
14	322,746	7.261	97.19	671	360	33	71
16	343,465	6.801	94.48	688	360	74	93
14	329,221	6.854	96.78	709	360	53	84
10	379,626	6.744	95.51	730	360	74	89
4	311,367	6.586	94.58	747	360	50	78
2	252,786	7.025	91.34	766	342	80	96
2	526,063	6.086	71.71	792	360	110	120
100	319,215	7.06	94.4	675	360	48	79

We need these matrices in addition to strats

Aggregate Loans (First Lien Only)
FICO	% of total deal	Avg LTV	Max LTV	% Full Doc
Not Available
400 - 499
500 - 519	1.67	78.17	95	47.93
520 - 539	2.18	76.3	95	62.01
540 - 559	2.77	79.04	95	47.88
560 - 579	3.35	80.51	95	45.92
580 - 599	6.82	77.77	95	56.11
600 - 619	16.79	80.77	95.7	28.37
620 - 639	13.45	80.25	100	27.06
640 - 659	13.35	80.53	95	20.32
660 - 679	9.06	80.96	100	15.36
680 - 699	6.71	79.73	100	20.48
700 - 719	5.28	80.28	100	12.61
720 - 739	3.5	81.65	95	22.98
740 - 759	1.99	80.02	95	16.62
760 - 779	1.28	80.34	95	16.19
780 - 799	0.76	73.43	95	24.33
800+	0.19	75.27	80	43.86

% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)

100	0	9.299	6.574	1.5
100	0	8.935	6.632	1.45
96.41	0	8.752	6.636	2.87
98.11	0.45	8.603	6.678	2.77
97.84	6.16	8.037	6.276	50.09
98.82	10.19	7.915	6.477	62.94
97.57	10.54	7.721	6.415	66.3
95.41	8.41	7.674	6.35	70.22
94.56	19.76	7.421	6.283	75.97
91.02	29.63	7.354	6.24	81.19
93.27	34.59	7.066	6.018	84.04
93.17	37.11	7.071	6.177	74.88
83.88	25.86	7.21	6.277	79.22
85.31	16.29	7.227	6.072	79.33
94.84	40.63	6.846	5.313	65.01
95.39	0	7.791	5.798	48.47

Aggregate Loans (Second Lien Only)
FICO	% of total deal	Avg LTV	Max LTV	% Full Doc
Not Available
500 - 519
520 - 539
540 - 559
560 - 579	0.01	100	100	50.15
580 - 599	0.86	99.73	100	71.55
600 - 619	2.46	99.42	100	23.38
620 - 639	2.17	99.36	100	23.14
640 - 659	1.85	99.56	100	15.14
660 - 679	1.39	99.23	100	9.16
680 - 699	0.67	99.55	100	20.6
700 - 719	0.66	99.37	100	9.01
720 - 739	0.36	99.49	100	18.33
740 - 759	0.21	100	100	14.61
760 - 779	0.15	99.1	100	2.61
780 - 799	0.04	100	100	0
800+	0.01	100	100	79.14

Second Lien Loans
FRM %	100.00%
ARM %	0.00%

% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)

100	0	11.592	0	0
99.78	0	11.469	0	0
99.82	0	11.494	0	0
100	0	11.342	0	0
100	0	11.2	0	0
96.11	0	11.101	0	0
88.16	0	10.575	0	0
91.07	0	10.034	0	0
92.87	0	9.936	0	0
76.83	0	10.188	0	0
84.07	0	10.512	0	0
90.76	0	9.938	0	0
79.14	0	9.417	0	0

IO Loans
FICO	% of total deal	Avg LTV	Max LTV	% Full Doc
520 - 539
540 - 559
560 - 579	0.01	80	80	100
580 - 599	0.42	81.15	95	48.26
600 - 619	1.71	83.71	95	52.78
620 - 639	1.42	81.5	95	60.31
640 - 659	1.12	81.91	95	59.09
660 - 679	1.79	81.37	92.21	12.54
680 - 699	1.99	78.76	85	32.26
700 - 719	1.83	80.69	95	15.96
720 - 739	1.3	80.4	90.49	27.71
740 - 759	0.51	78.04	80	15.42
760 - 779	0.21	82.43	90	35.94
780 - 799	0.31	63.76	80	34.88
800 >=

% Owner Occ	WAC	MARGIN	% Second Lien (Simultaneous or Silent)

100	100	7.99	6.25	100
91.69	100	7.278	6.041	41.49
100	100	7.421	6.301	56.97
98.09	100	7.311	6.103	61.35
100	100	7.433	6.382	60.83
95.32	100	7.261	6.19	79.56
95.67	100	6.801	5.902	82.93
93.28	100	6.854	5.817	82.67
96.55	100	6.744	5.967	79.59
100	100	6.586	5.578	87.66
100	100	7.025	5.241	44.53
100	100	6.086	4.48	52.4

If the deal has deep MI - we want the following:			(We have no MI on the pool)
For Non-MI Loans-only
By LTV Bucket	% of total deal	Avg FICO	%<550 FICO	%full doc	%non owner
<=50% LTV
51%-60%
61%-70%
71%-80%
81%-85%
86%-90%
91%-95%
96%-100%			Please see the individual tab for ARM,Fixed and IO group

We needs strats broken out in this format for Total ARMs, Total Fixed, Total IO Loans seperately
We also need this for the total pool combined
Original Principal Balances of Mortgage Loans

Range ($)	Number of Loans	Aggregate Original Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO
0-24,999.01
25,000.01 - 50,000.00
50,000.01 - 75,000.00
75,000.01 - 100,000.00
100,000.01 - 125,000.00
125,000.01 - 150,000.00
150,000.01 - 175,000.00
175,000.01 - 200,000.00
200,000.01 - 225,000.00
225,000.01 - 250,000.00
250,000.01 - 275,000.00
275,000.01 - 300,000.00
300,000.01 - 333,700.00
333,700.01 - 350,000.00
350,000.01 - 600,000.00
600,000.01 -1,000,000.00
Total:

Principal Balances of Mortgage Loans as of Cutoff Date

Range ($)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO
0-24,999.01
25,000.01 - 50,000.00
50,000.01 - 75,000.00
75,000.01 - 100,000.00
100,000.01 - 125,000.00
125,000.01 - 150,000.00
150,000.01 - 175,000.00
175,000.01 - 200,000.00
200,000.01 - 225,000.00
225,000.01 - 250,000.00
250,000.01 - 275,000.00
275,000.01 - 300,000.00
300,000.01 - 333,700.00
333,700.01 - 350,000.00
350,000.01 - 600,000.00
600,000.01 -1,000,000.00
Total:

Current Mortgage Rates of Mortgage Loans

Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO
5.000 - 5.499
5.500 - 5.999
6.000 - 6.499
6.500 - 6.999
7.000 - 7.499
7.500 - 7.999
8.000 - 8.499
8.500 - 8.999
9.000 - 9.499
9.500 - 9.999
10.000 - 10.499
10.500 - 10.999
11.000 - 11.499
11.500 - 11.999
12.000 - 12.499
12.500 - 12.999
13.000 - 13.499
Total:

Original Term to Maturity of Mortgage Loans

Original Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO
000 - 180
181 - 240
241 - 360
Total:

Stated Remaining Term to Maturity of Mortgage Loans
Remaining Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO
061 - 120
121 - 180
181 - 240
301 - 360
Total:

Mortgage Insurance	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO
Yes
No
Total:

Lien	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO
1
2
Total:

Seasoning(mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO
1
2
Total:

Combined Loan-to-Value Ratios of Mortgage Loans

Combined LTVs	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO
0.01 - 25.00
25.01 - 30.00
30.01 - 35.00
35.01 - 40.00
40.01 - 45.00
45.01 - 50.00
50.01 - 55.00
55.01 - 60.00
60.01 - 65.00
65.01 - 70.00
70.01 - 75.00
75.01 - 80.00
80.01 - 85.00
85.01 - 90.00
90.01 - 95.00
95.01 - 100.00
Total:

Owner Occupancy of Mortgage Loans

Owner Occupancy	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO
Owner
Investment
Second Home
Total:

Property Type of Mortgage Loans

Property Types	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO
Single Family Detached
2-4 Family Detached
2-4 Family Attached
PUD Detached
Single Family Attached
Condo 1-4 Stories Attached
Manufactured Home Detached
PUD Attached
Condo 5 Stories+
Total:

Loan Purpose of Mortgage Loans

Loan Purpose	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO
Cash Out
Purchase
Rate/Term Refi
Total:

Document Type of Mortgage Loans

Document Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO
Full
Stated Income
No Income/No Asset
Limited Income
Total:

Product Type of Mortgage Loans

Product Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO
FIX
Total:

** For ARM loans please break out 2/28, 3/27, 5/25 by percentage
** For IO loans please include length of ammortization term and fixed rate term ( 2yr, 3yr, 5yr, 10yr)

Geographical Distribution of Mortgages Loans

State	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO	Amortization Term
New York
California
Massachusetts
Other
Total:

Prepay Penalty for Mortgage Loans

Prepay Penalty	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO	Amortization Term
Has Prepay Penalty
None
Total:

Prepay Term for Mortgage Loans

Prepay Term	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO	Amortization Term
12
24
30
36
No Prepay Penalty
Total:

Fico Scores of Mortgage Loans

Fico Scores	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	GWAC	WA FICO	Amortization Term